1933 Act Registration No. 333-
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                      [ ] Pre-Effective    [ ] Post-Effective
                           Amendment No.       Amendment No.

                             EVERGREEN EQUITY TRUST
                        (Evergreen Asset Allocation Fund)
               [Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                       -----------------------------------
                    (Address of Principal Executive Offices)

                             Michael H. Koonce, Esq.
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                              1666 K Street, N.W.
                             Washington, D.C. 20006

    It is proposed that this filing will become effective on September 9, 2002, pursuant to Rule 488.

                                    PART A

                             EVERGREEN EQUITY TRUST
                         EVERGREEN ASSET ALLOCATION FUND
                           PROSPECTUS/PROXY STATEMENT

                             [President's Message]

                                      LOGO

                       GMO GLOBAL BALANCED ALLOCATION FUND
                                 40 Rowes Wharf
                                Boston, MA 02110

September 10, 2002

Dear Shareholder,

         As a shareholder of GMO Global Balanced Allocation Fund ("GMO Fund"), you are invited to vote on a proposal to reorganize the GMO Fund into Evergreen Asset Allocation Fund ("Evergreen Fund"), a mutual fund within the Evergreen Family of Funds (the "Reorganization"). The Board of Trustees of GMO Trust has approved the Reorganization and recommends that you vote FOR the proposal.

         If approved by shareholders, this is how the Reorganization will work:

o GMO Fund will transfer its assets and identified liabilities to Evergreen Fund, a newly created series of Evergreen Equity Trust.

o Evergreen Fund will issue new shares that will be distributed to you in an amount equal to the value of your GMO Fund shares. You will receive Class A shares of Evergreen Fund. Although the number of shares you hold may change, the total value of your investment will not change as a result of the Reorganization.

o You will not incur any sales loads or similar transaction charges as a result of the Reorganization.

         It is expected that your receipt of Class A shares of Evergreen Fund in the Reorganization will be a taxable event for you for federal income tax purposes. Details about Evergreen Fund's investment objective, portfolio management team, performance, etc., along with additional information about the proposed Reorganization, are contained in the attached prospectus/proxy statement. Please take the time to familiarize yourself with this information.

         Votes on the proposal will be cast at a special meeting of GMO Fund's shareholders to be held on October 1, 2002. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope, or vote via one of the other methods mentioned below. Instructions on how to vote are included at the end of the prospectus/proxy statement.

         If you have any questions about the proposals or the proxy card, please call Elaine Hartnett or Gregory Pottle, at 617-330-7500. You may record your vote by telephone or Internet by following the voting instructions as outlined on your proxy card. If GMO Fund does not receive your vote after several weeks, you may receive a telephone call from an agent of GMO requesting your vote. The expenses of the Reorganization, including the costs of soliciting proxies, will be paid by Evergreen Investment Management Company, LLC and Grantham, Mayo Van Otterloo & Co. LLC and not GMO Fund.

         Thank you for taking this matter seriously and participating in this important process.

                                   Sincerely,

                                   [Signature]

                                   Elaine M. Hartnett
                                   Vice President and Secretary

                       GMO GLOBAL BALANCED ALLOCATION FUND
                                 40 Rowes Wharf
                                Boston, MA 02110

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON OCTOBER 1, 2002

         A Special Meeting (the "Meeting") of Shareholders of GMO Global Balanced Allocation Fund ("GMO Fund"), a series of GMO Trust, will be held at the offices of Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110 on October 1, 2002, at 2:00 p.m., and any adjournments thereof, for the following purposes:

1. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") dated as of August 31, 2002, providing for the acquisition of all the assets of GMO Fund by Evergreen Asset Allocation Fund ("Evergreen Fund"), a series of Evergreen Equity Trust, in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of GMO Fund, plus indemnification of the GMO Trust Trustees and GMO Fund's shareholders. The Plan also provides for distribution of those shares of Evergreen Fund to shareholders of GMO Fund in liquidation and subsequent termination of GMO Fund.

2. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

         On behalf of GMO Fund, the Board of Trustees of GMO Trust has fixed the close of business on August 30, 2002 as the record date for the determination of shareholders of GMO Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, OR VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                               By order of the Board of Trustees


                                               Elaine M. Hartnett
                                               Vice President and Secretary


September 10, 2002

               INFORMATION RELATING TO THE PROPOSED REORGANIZATION
                                       of
                      GMO GLOBAL BALANCED ALLOCATION FUND,
                              a series of GMO Trust
                                      into
                        EVERGREEN ASSET ALLOCATION FUND,
                       a series of Evergreen Equity Trust

         This prospectus/proxy statement contains the information you should know before voting on the proposed Reorganization ("Reorganization") of GMO Global Balanced Allocation Fund ("GMO Fund") into Evergreen Allocation Fund ("Evergreen Fund"). If approved, the Reorganization will result in your receipt of Evergreen Fund shares in exchange for your GMO Fund shares. The investment objective of each Fund is identical. Each Fund seeks total return greater than its benchmark.

         Please read this prospectus/proxy statement carefully and retain it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described in the box below, all of which have been filed with the Securities and Exchange Commission ("SEC").

                  MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE

----------------------------------------------------------------- ---------------------------------------------------------------
See:                                                              How to get these documents:
----------------------------------------------------------------- ---------------------------------------------------------------
----------------------------------------------------------------- ---------------------------------------------------------------

Prospectus for Evergreen Fund, dated September 9, 2002,           The Funds make all of these documents available to you free
which accompanies this prospectus/proxy statement.                of charge if you:
                                                                  o        Call 617-346-7646, or
                                                                  o        Write the Funds at either address below.
Prospectuses for GMO Fund, dated June 30, 2002,
as supplemented _______.
                                                                  You can also obtain any of these documents for a fee from the
Statement of additional information for Evergreen Fund            SEC if you:
dated September 9, 2002.
                                                                  o        Call the SEC at 202-942-8090,
Statement of additional information for GMO Fund, dated
June 30, 2002.                                                    Or for free if you:
                                                                  o        Go to the EDGAR Database on the SEC's Website
                                                                  (http://www.sec.gov).
Annual report for GMO Fund, dated February 28, 2002.
                                                                  To ask questions about this prospectus/proxy statement:
Statement of additional information, dated September 11,
2002, which relates to this prospectus/proxy statement            o        Call 617-346-7646, or
and the Reorganization.                                           o        Write to the Funds at either address below.
----------------------------------------------------------------- ---------------------------------------------------------------

     Information relating to each Fund contained in the Fund's prospectus and statement of additional information and GMO Fund's annual report, as well as the statement of additional information relating to this prospectus/proxy statement, is incorporated by reference into this prospectus/proxy statement. This means that such information is legally considered to be part of this prospectus/proxy statement.

     The Securities and Exchange Commission has not determined that the information in this prospectus/proxy statement is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

     The shares offered by this prospectus/proxy statement are not deposits of a bank, and are not insured, endorsed or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.

     The address of Evergreen Fund is 200 Berkeley Street, Boston, MA 02116
                           (Telephone: 800-343-2898).
    The address of GMO Fund is 40 Rowes Wharf, Boston, MA 02110 (Telephone:
                                 617-346-7646).



               PROSPECTUS/PROXY STATEMENT DATED SEPTEMBER 10, 2002

                                TABLE OF CONTENTS

SUMMARY.........................................................................
    What are the key features of the Reorganization?
    After the Reorganization, what class of shares of Evergreen Fund will I own? How do the Funds' investment objectives, principal investment strategies and risks compare?
    How do the Funds' sales charges and expenses compare?  Will I be able to buy, sell and exchange shares the same way?
    How do the Funds' performance records compare?
    Who will be the Investment Advisor and Portfolio Manager of my Fund after the Reorganization? What will the advisory fee be after the Reorganization? What will be the primary federal tax consequences of the
    Reorganization?

RISKS...........................................................................
    What are the principal risks of investing in each Fund?
    Are there any other risks of investing in each Fund?

REORGANIZATION INFORMATION......................................................
    Reasons for the Reorganization
    Agreement and Plan of Reorganization
    Federal Income Tax Consequences
    Pro-forma Capitalization
    Distribution of Shares
    Purchase and Redemption Procedures
    Exchange Privileges
    Dividend Policy

INFORMATION ON SHAREHOLDERS' RIGHTS.............................................
    Form of Organization
    Capitalization
    Shareholder Liability
    Shareholder Meetings and Voting Rights
    Liquidation
    Liability and Indemnification of Trustees

VOTING INFORMATION CONCERNING THE MEETING.......................................
    Shareholder Information

FINANCIAL STATEMENTS AND EXPERTS................................................
LEGAL MATTERS...................................................................
ADDITIONAL INFORMATION..........................................................
OTHER BUSINESS..................................................................
INSTRUCTIONS FOR EXECUTING PROXY CARDS..........................................
OTHER WAYS TO VOTE YOUR PROXY...................................................
EXHIBIT A................................................................... A-1

                                     SUMMARY

     This section summarizes the primary features and consequences of the Reorganization. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this prospectus/proxy statement and its statement of additional information, in each Fund's prospectus and statement of additional information and GMO Fund's annual report and in the Agreement and Plan of Reorganization.

What are the key features of the Reorganization?

     The Agreement and Plan of Reorganization (the "Plan") sets forth the key features of the Reorganization. For a complete description of the Reorganization, see the Plan, attached as Exhibit A to this prospectus/proxy statement. The Plan generally provides for the following:

o the transfer of all of the assets of GMO Fund to Evergreen Fund in exchange for shares of Evergreen Fund.

o the assumption by Evergreen Fund of the identified liabilities of GMO Fund (the identified liabilities consist only of those liabilities reflected on GMO Fund's statement of assets and liabilities determined immediately preceding the Reorganization, plus indemnification by Evergreen Fund of the trustees of GMO Trust and the shareholders of GMO Fund.)

o the liquidation of GMO Fund by distributing the shares of Evergreen Fund to GMO Fund's shareholders.

o the expected treatment of the receipt of Evergreen Fund shares by GMO Fund's shareholders in the Reorganization as a taxable transaction for shareholders for federal income tax purposes.

     The Reorganization is scheduled to take place on or about October 1, 2002.

After the Reorganization, what class of shares of Evergreen Fund will I own?

---------------------------------------------------------- ----------------------------------------------------------
If you own this class of shares of GMO Fund:               You will get this class of shares of Evergreen Fund:
---------------------------------------------------------- ----------------------------------------------------------
---------------------------------------------------------- ----------------------------------------------------------
Class III                                                  Class A
---------------------------------------------------------- ----------------------------------------------------------

     The new shares you receive will have the same total value as your GMO Fund shares as of the close of business on the day immediately prior to the Reorganization.

     The Board of Trustees of GMO Trust, including the Trustees who are not "interested persons" (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), has concluded that the Reorganization would be in the best interest of GMO Fund and its shareholders. Accordingly, the Trustees have submitted the Plan for the approval of GMO Fund's shareholders. The Trustees of Evergreen Equity Trust have also approved the Plan on behalf of Evergreen Fund.

How do the Funds' investment objectives, principal investment strategies and risks compare?

     The investment objective of Evergreen Fund and GMO Fund are identical. Each Fund seeks total return greater than its benchmark.

     GMO Fund pursues its investment objective by investing in GMO managed mutual funds that invest in U.S. and foreign equity and debt securities. GMO Fund will typically be nearly fully exposed to equity and fixed income securities through investment in the underlying funds. The underlying funds invest primarily in GMO International Equity Funds, GMO Fixed Income Funds and GMO U.S. Equity Funds. Depending upon the current valuation assessment of the global marketplace GMO Fund may own different proportions of underlying funds at different times. GMO Fund rebalances opportunistically when the investment outlook has changed, when cash flows occur, or when there has been a significant change in market valuation levels. The portfolio managers consider various factors in determining what underlying funds to invest in. The portfolio managers use a strategic methodology which calculates optimal allocations based on long-term forecasts of relative value and risk among the major asset classes. This process analyzes country, sector, and individual security levels based on factors/characteristics such as aggregated price/book, dividend yield, cash earnings, price/earnings, inflation, interest rates, etc. Once these return and risk forecasts have been developed for each country, a similar process is run at the individual security level. This forecasted return and risk information is then adjusted to incorporate the expected value-added for each of the underlying funds which are used to implement the asset allocation portfolio. The expected value-added for each fund is determined by assessing the fund's historical ability to add value as well as the efficiency of a given asset class.

     Evergreen Fund has been recently organized and has not yet engaged in operations. It is expected that Evergreen Fund's investment strategies will be substantially identical to those of the GMO Fund set forth above.

     Evergreen Fund, but not GMO Fund, may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with Evergreen Fund's principal investment strategies and investment goals and, if employed, could result in lower returns and loss of market opportunity.

     Because both Funds have identical investment objectives and substantially identical investment strategies, it is not anticipated that the securities held by GMO Fund will be disposed of in significant amounts in connection with the Reorganization.

     The most significant risk of an investment in each Fund is the risk that one or more underlying funds in which the Funds invest will not perform as expected. A principal risk of investing in either of the Funds is stock market risk (when economic growth slows, or interest or inflation rates increase, equity securities held by the Funds tend to decline in value and may cause a decrease in dividends paid by the Fund). Both Funds are also subject to market capitalization risk (investments primarily in one capitalization category may decline in value if that category falls out of favor) and investment style risk (certain styles such as growth or value also may fall out of favor causing securities held by the Funds to decline). Each Fund is subject to foreign investment risk (political turmoil, economic instability and currency exchange fluctuations could adversely affect the value of foreign securities held by the Funds). Both Funds are also subject to emerging market risk. Each Fund is subject to emerging market risk (due to uncertainty inherent in less established markets and economies, emerging countries are subject to certain risks, including the possibility of political changes, nationalization, diplomatic developments (including war), social instability and high levels of inflation). Each Fund is also subject to interest rate risk (interest rate risk is triggered by the tendency for the value of debt securities to fall when interest rates go
up) and credit risk (the value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time). Lastly, each Fund is subject to derivative risk (changes in value of the derivative may not correlate perfectly with relevant assets, rates or indexes they are designed to hedge or to closely track) and leverage risk (exaggerate changes in the Fund's net asset value and performance as well as magnifying the risks associated with the underlying securities in which the Fund invests). (For a detailed comparison of the Funds' risks, see the section entitled "Risks" below.

     The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectus and statement of additional information.

How do the Funds' sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way?

     The sales charges for the Class A shares for Evergreen Fund and the Class III shares for GMO Fund are different. For a complete description of the sales charges for each Fund, see the table below and "Distribution of Shares." GMO Fund offers one class of shares while Evergreen Fund offers four classes of shares. You will not pay any front-end or deferred sales charge in connection with the Reorganization. The procedures for buying, selling and exchanging shares of the Funds are similar. For more information, see "Purchase and Redemption Procedures" and "Exchange Privileges" below.

     The following tables entitled "Shareholder Fees" and "Annual Fund Operating Expenses" allow you to compare the sales charges and expenses of the two Funds. The portions of the tables entitled "Evergreen Fund Pro Forma" show you what the sales charges will be and what the expenses are estimated to be assuming the Reorganization takes place.

Shareholder Fees (fees paid directly from your investment)
-------------------------------------------------------- -- -----------------------------------------------------
GMO Fund                                                    Evergreen Fund Pro Forma
-------------------------------------------------------- -- -----------------------------------------------------
-------------------------------------------- ----------- -- ----------------------------------------- -----------

-------------------------------------------- ----------- -- ----------------------------------------- -----------
-------------------------------------------- ----------- -- ----------------------------------------- -----------
Shareholder Transaction Expenses             Class III      Shareholder Transaction Expenses          Class A
-------------------------------------------- ----------- -- ----------------------------------------- -----------
-------------------------------------------- ----------- -- ----------------------------------------- -----------
Maximum sales charge imposed on purchases    None           Maximum sales charge imposed on           5.75%
-------------------------------------------- ----------- -- ----------------------------------------- -----------
-------------------------------------------- ----------- -- ----------------------------------------- -----------
Maximum deferred sales charge (as a % of     None           Maximum deferred sales charge (as a %     None*
either the redemption amount or initial                     of either the redemption amount or
investment whichever is lower)                              initial investment whichever is lower)
-------------------------------------------- ----------- -- ----------------------------------------- -----------

* Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge ("CDSC") of 1.00% upon redemption within one year after the month of purchase.

     The following tables allow you to compare the expenses of the two Funds. Evergreen Fund is newly organized and has not had any operations to date. The table entitled "Evergreen Fund Pro Forma" shows you what the expenses are estimated to be assuming the Reorganization takes place. The amounts shown for Evergreen Fund are based on the estimated expenses of Evergreen Fund pro forma for the period ending February 28, 2003. The amounts for shares of GMO Fund set forth in the following table and in the examples are based on the actual expenses for the fiscal year ended February 28, 2002.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
-------------------------------------------------------------- -- ------------------------------------------------------------
                                                                  Evergreen Fund Pro Forma (based on what the estimated combined
GMO Fund (based on expenses for the fiscal year ended February    expenses of Evergreen Fund would be for the fiscal year ending
28, 2002)                                                         March 31, 2003)
-------------------------------------------------------------- -- ------------------------------------------------------------
----------- -------------- ------- ----------- --------------- -- --------- ------------- --------- ----------- --------------
            Management     12b-1   Other       Total Fund                   Management    12b-1     Other       Total Fund
            Fees           Fees    Expenses    Operating                    Fees          Fees      Expenses    Operating
                                               Expenses                                                         Expenses
----------- -------------- ------- ----------- --------------- -- --------- ------------- --------- ----------- --------------
----------- -------------- ------- ----------- --------------- -- --------- ------------- --------- ----------- --------------
Class III      0.00%1      0.00%1    0.00%1        0.00%1         Class A      0.50%       0.25%      0.31%(2)     1.06%
----------- -------------- ------- ----------- --------------- -- --------- ------------- --------- ----------- --------------
1    The Fund does not charge any management  fees or  shareholder  service fees directly. The Fund did incur certain other direct expenses in the amount of
     0.04% for the year ended February 28, 2002,  which was reimbursed  pursuant to a contractual  expense  limitation  with the Fund's  manager,  Grantham,
     Mayo, Van Otterloo & Co., LLC. Under the agreement,  the Fund's manager had agreed to limit total annual  operating  expenses to 0.00% through June 30,
     2003. However,  because the Fund invests primarily in underlying Funds, the
     Fund also incurs  fees and  expenses  indirectly  as a  shareholder  of the underlying  Funds.  For the fiscal year ended  February 28,  2002,  the net annual operating expenses indirectly incurred by the Fund were 0.56%.

2    The range for the average  weighed  expense  ratio to be borne by Evergreen
     Fund in connection with its investment in underlying funds is expected to be __% to __%. This information is provided as a range since the average assets of the Evergreen Fund invested in each of the underlying funds will fluctuate.


     The table below shows examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in GMO Fund versus Evergreen Fund pro forma, assuming the Reorganization takes place, and are for illustration only. The examples assume a 5% average annual return, the imposition of the maximum sales charge (if any) currently applicable to each class of each Fund, any fee waivers or expense reimbursements in effect for the periods described above and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.

Examples of Fund Expenses

               ------------------------------------------ --- ------------------------------------
               GMO Fund                                       Evergreen Fund Pro Forma
               ------------------------------------------ --- ------------------------------------
               --------------------------- -------------- --- ----------------------- ------------
               Assuming Redemption at                         Assuming Redemption
               End of Period                                  at End of Period
               --------------------------- -------------- --- ----------------------- ------------
               --------------------------- -------------- --- ----------------------- ------------
                                           Class III                                  Class A
               --------------------------- -------------- --- ----------------------- ------------
               --------------------------- -------------- --- ----------------------- ------------
               After 1 year                $57                After 1 year            $677
               --------------------------- -------------- --- ----------------------- ------------
               --------------------------- -------------- --- ----------------------- ------------
               After 3 years               $188               After 3 years           $893
               --------------------------- -------------- --- ----------------------- ------------
               --------------------------- -------------- --- ----------------------- ------------
               After 5 years               $331               After 5 years           $1,126
               --------------------------- -------------- --- ----------------------- ------------
               --------------------------- -------------- --- ----------------------- ------------
               After 10 years              $746               After 10 years          $1,795
               --------------------------- -------------- --- ----------------------- ------------

How do the Funds' performance records compare?

     The following tables show how GMO Fund has performed in the past. Evergreen Fund has been recently organized and has not yet engaged in any operations;
consequently, it does not have an investment performance record. After the Reorganization, Evergreen Fund, as the successor to the GMO Fund, will assume and publish GMO Fund's investment performance record. Past performance is not an indication of future results.

Year-by-Year Total Return (%)

The table below shows the percentage gain or loss for the Class III shares of GMO Fund in each full calendar year since the Funds' inception on 7/29/1996. The Fund commenced operations on July 29, 1996 with a single class of shares - Class I shares. Class I and Class II shares of GMO Fund converted to Class III shares on January 9, 1998.

The table should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses. Given that Evergreen Fund's expenses are higher than GMO Fund, GMO Fund's performance would have been lower if the higher expenses of the Evergreen Fund were applied.

-----------------------------------------------------------------------
                               GMO Fund
-----------------------------------------------------------------------
----------- ----------- ------------ ------------ ---------- ----------
               `97          `98          `99         `00        `01
----------- ----------- ------------ ------------ ---------- ----------
----------- ----------- ------------ ------------ ---------- ----------
30%
----------- ----------- ------------ ------------ ---------- ----------
----------- ----------- ------------ ------------ ---------- ----------
20%
----------- ----------- ------------ ------------ ---------- ----------
----------- ----------- ------------ ------------ ---------- ----------
10%
----------- ----------- ------------ ------------ ---------- ----------
----------- ----------- ------------ ------------ ---------- ----------
5%
----------- ----------- ------------ ------------ ---------- ----------
----------- ----------- ------------ ------------ ---------- ----------
0
----------- ----------- ------------ ------------ ---------- ----------
----------- ----------- ------------ ------------ ---------- ----------
-5%
----------- ----------- ------------ ------------ ---------- ----------

            Best Quarter:       Quarter 19                   +%
            Worst Quarter:      Quarter 19                   -%

     The next table lists GMO Fund's average annual total return over the past one and five years and since inception (through 12/31/2001). This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with an index. You can compare the Fund's performance with: the Standard & Poors 500 Index (S&P 500), the Lehman Brothers U.S. Aggregate Bond Index (LBABI) and the MSCI AC World ex-U.S. Index (MSCI World ex-U.S.). The S&P 500 is an unmanaged market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation. The LBABI is an unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities, and asset-backed securities. The MSCI World ex-U.S. is an international equity index that excludes securities of the U.S. but includes emerging securities of markets. In addition, the Fund's performance is compared to the GMO Global
Balanced Index which is a composite benchmark computed by GMO and comprised 48.75% by the S&P 500, 16.25% by MSCI AC World ex-U.S. and 35% by the LBABI. Given that Evergreen Fund's expenses are higher than GMO Fund, GMO Fund's performance would have been lower if the higher expenses of the Evergreen Fund were applied. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2001)


--------------------------------------------------------------------------------
                                      GMO Fund
--------------------------------------------------------------------------------
----------------------- ---------- ------------ ------------ -------------------
                                                             Performance Since
                                     1 year       5 year         7/29/1996*
----------------------- ---------- ------------ ------------ -------------------
----------------------- ---------- ------------ ------------ -------------------
Class III                               %            %               %
----------------------- ---------- ------------ ------------ -------------------
----------------------- ---------- ------------ ------------ -------------------
S&P 500                                 %            %              %**
----------------------- ---------- ------------ ------------ -------------------
----------------------- ---------- ------------ ------------ -------------------
LBABI                                   %            %              %**
----------------------- ---------- ------------ ------------ -------------------
----------------------- ---------- ------------ ------------ -------------------
MSCI World ex-U.S.                      %            %              %**
----------------------- ---------- ------------ ------------ -------------------
----------------------- ---------- ------------ ------------ -------------------
GMO Global Balanced                     %            %              %**
Index
----------------------- ---------- ------------ ------------ -------------------
*The Fund commenced  operations on July 29, 1996 with a single class of shares -
     Class I shares. Class I and Class II shares of GMO Fund converted to Class III shares on January 9, 1998.

**   This index performance number is as of 7/29/1996.

     For a detailed discussion of the manner of calculating total return, please see each Fund's statement of additional information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

     Important information about GMO Fund is also contained in management's discussion of GMO Fund's performance. This information appears in GMO Fund's most recent Annual Report.

Who will be the Investment Advisor and Portfolio Manager of my Fund after the Reorganization? What will the advisory fee be after the Reorganization?

Management of the Funds

     The overall management of Evergreen Fund and GMO Fund is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Equity Trust and the Board of Trustees of GMO Trust, respectively.

Investment Advisor

     Evergreen Investment Management Company, LLC ("EIMC") is the investment advisor to Evergreen Fund. Following are some key facts about EIMC:

--------------------------------------------------------------------------------
o Is a subsidiary of Wachovia Corporation (formerly named First Union Corporation), the 4th largest bank holding company in the United States based on total assets as of December 31, 2001.

o    Has been managing mutual funds and private accounts since 1932.

o Manages over $__ billion in assets for 109 of the Evergreen Funds as of _______, 2002.

o    Is located at 200 Berkeley Street, Boston, Massachusetts 02116.
--------------------------------------------------------------------------------

Sub-Advisor

     Subject to receipt of all requisite approvals, it is expected that EIMC, pursuant to the terms of an order it has received from the Securities and Exchange Commission, will name Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") the sub-advisor to Evergreen Fund following the consummation of the Reorganization. Following are some key facts about GMO:

--------------------------------------------------------------------------------
o        Is a private company, founded in 1977

o Manages more than $25 billion for institutional investors such as pension plans, endowments, foundations, including approximately $__ billion invested in GMO Trust.

o        Is located at 40 Rowes Wharf, Boston, Massachusetts 02110.
--------------------------------------------------------------------------------

Portfolio Management

         The day-to-day management of GMO Fund is handled by:

--------------------------------------------------------------------------------
o A team of portfolio management professionals from GMO's Asset Allocation team, with team members
--------------------------------------------------------------------------------

Advisory and Sub-Advisory Fees

         For its management and supervision of the daily business affairs of Evergreen Fund, EIMC is entitled to receive an annual fee equal to:

--------------------------------------------------------------------------------
o        0.50% of the Fund's average daily net assets.
--------------------------------------------------------------------------------

     If EIMC names GMO as sub-advisor to Evergreen Fund following the Reorganization, it is expected that GMO will not receive a fee for its services. However, because Evergreen Fund invests primarily in mutual funds managed by GMO, the Fund incurs the management fees and shareholder service fees charged by such funds, which are paid to GMO.

What will be the primary federal tax consequences of the Reorganization?

     The Reorganization will be a taxable transaction resulting in the recognition of gains or losses by shareholders and the GMO Fund for federal income tax purposes as a result of the distribution of Evergreen Fund shares in connection with the Reorganization. The holding period and aggregate tax basis of shares of Evergreen Fund that are received by a GMO Fund shareholder will not be the same as the holding period and aggregate tax basis of shares of GMO Fund previously held by such shareholder. However, the holding period and tax basis of the assets of GMO Fund in the hands of Evergreen Fund as a result of the Reorganization will be the same as they were in the hands of GMO Fund immediately prior to the Reorganization. No gain or loss will be recognized by Evergreen Fund upon the receipt of the assets of GMO Fund in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of GMO Fund's identified liabilities, including indemnification of the GMO Trust Trustees and GMO Fund's shareholders.

                                      RISKS

What are the principal risks of investing in each Fund?

     An investment in either Fund is subject to certain risks. The principal risk factors for the Funds are identical due to the substantially identical investment objectives and polices of the Funds. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the principal risks associated with an investment in each of the Funds.

----------------------------------------------------------------- --------------
GMO Fund                                                          Evergreen Fund
----------------------------------------------------------------- --------------
--------------------------------------------------------------------------------
                  Both Funds are subject to Fund-of-Funds Risk.
                Both Funds invest in shares of underlying funds.
--------------------------------------------------------------------------------

     Each Fund is subject to special fund-of-funds risk. Each Fund is exposed to the risk that one or more underlying funds will not perform as expected or will underperform other similar funds. In addition, the Funds will indirectly be exposed to all of the risks of an investment in the underlying funds. The Funds' will indirectly bear a proportionate share of the total operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other fund expenses) of the underlying funds in which it invests, as well as any purchase premiums or redemption fees charged by such underlying funds. Since GMO will receive fees from the underlying funds, GMO has a financial incentive to invest the assets of the Funds in underlying funds with higher fees, despite the investment interests of the Funds. GMO is legally obligated to disregard that incentive in selecting shares of the underlying funds.

----------------------------------------------------------------- --------------
GMO Fund                                                          Evergreen Fund
----------------------------------------------------------------- --------------
--------------------------------------------------------------------------------
                  Both Funds are subject to Stock Market Risk.
              Both Funds invest in underlying funds that invest in
                               equity securities.
--------------------------------------------------------------------------------

     The Funds' value will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the value of, dividend yield and total return earned on a shareholder's investment would likely decline. Even if general economic conditions do not change, the value of, dividend yield and total return earned on a shareholder's investment in a Fund could decline if the particular industries, companies or sectors in which the Fund invests do not perform well.

----------------------------------------------------------------- --------------
GMO Fund                                                          Evergreen Fund
----------------------------------------------------------------- --------------
--------------------------------------------------------------------------------
                 Both Funds are subject to Market Capitalization
      Risk. Both Funds invest in underlying funds that invest in companies across market capitalizations.
--------------------------------------------------------------------------------

     Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns.

----------------------------------------------------------------- --------------
GMO Fund                                                          Evergreen Fund
----------------------------------------------------------------- --------------
--------------------------------------------------------------------------------
                   Both Funds are subject to Investment Style
         Risk. Both Funds invest in underlying funds that invest in both growth and value stocks.
--------------------------------------------------------------------------------

     Stocks with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or under perform other funds that employ a different style. A Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically under perform when value investing is in favor. Value stocks are those that are out of favor or undervalued in comparison to their peers due to adverse business developments or other factors. Value-oriented funds will typically under perform when growth investing is in favor.

----------------------------------------------------------------- --------------
GMO Fund                                                          Evergreen Fund
----------------------------------------------------------------- --------------
--------------------------------------------------------------------------------
                  Both Funds are subject to Foreign Investment
           Risk. Both Funds invest in underlying funds that invest in foreign securities.
--------------------------------------------------------------------------------

     Investments in foreign securities require consideration of certain factors not normally associated with investments in securities of U.S. issuers. For example, a change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Securities markets of foreign countries generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid. Lack of liquidity may affect a Fund's ability to purchase or sell large blocks of securities and thus obtain the best price. In addition, a Fund may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency. Other considerations include political and social instability, expropriation, the lack of available information, higher transaction costs (including brokerage charges), increased custodian charges associated with holding foreign securities and different securities settlement practices. When a Fund invests in foreign securities, they usually will be denominated in foreign currencies, and a Fund temporarily may hold funds in foreign currencies. Thus, the value of a Fund's shares will be affected by changes in exchange rates.

----------------------------------------------------------------- --------------
GMO Fund                                                          Evergreen Fund
----------------------------------------------------------------- --------------
--------------------------------------------------------------------------------
                Both Funds are subject to Emerging Markets Risk.
       Both Funds invest in underlying funds that invest in securities of issuers in emerging markets.
--------------------------------------------------------------------------------

     An emerging market is any country considered to be emerging or developing, has a relatively low per capita gross national product, but has the potential for rapid growth (which can lead to instability). The Funds' investment in securities of companies in emerging countries could expose the Funds to certain risks. Emerging countries may rely on international trade and could be adversely affected by the economic conditions in the countries with which they trade.
There is also a possibility of a change in the political climate, nationalization, diplomatic developments (including war), and social instability. Such countries may experience high levels of inflation or deflation and currency devaluation. Investments in emerging markets are considered to be speculative.

----------------------------------------------------------------- --------------
GMO Fund                                                          Evergreen Fund
----------------------------------------------------------------- --------------
--------------------------------------------------------------------------------
                     Both Funds are subject to Interest Rate
             Risk. Both Funds invest in underlying funds that invest
                               in debt securities.
--------------------------------------------------------------------------------

     Interest rate risk is triggered by the tendency for the value of debt securities and certain dividend paying stocks to fall when interest rates go up. If a Fund invests in debt securities and interest rates rise, then the value of the Funds' securities may decline. The longer the term of the bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. When interest rates go down, interest earned by the Funds on their investments may also decline, which could cause the Funds to reduce the dividend they pay.

----------------------------------------------------------------- --------------
GMO Fund                                                          Evergreen Fund
----------------------------------------------------------------- --------------
--------------------------------------------------------------------------------
                     Both Funds are subject to Credit Risk.
              Both Funds invest in underlying funds that invest in
                                debt securities.
--------------------------------------------------------------------------------

     The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. If a Fund invests in debt securities, the value of and total return earned on a shareholder's investment in a Fund may decline if an issuer fails to pay an obligation on a timely basis.

----------------------------------------------------------------- --------------
GMO Fund                                                          Evergreen Fund
----------------------------------------------------------------- --------------
--------------------------------------------------------------------------------
                   Both Funds are subject to Derivative Risk.
              Both Funds invest in underlying funds that invest in
                             derivative instruments.
--------------------------------------------------------------------------------

     The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indexes they are designed to hedge or to closely track. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may also increase the amount of taxed payable by shareholders.

----------------------------------------------------------------- --------------
GMO Fund                                                          Evergreen Fund
----------------------------------------------------------------- --------------
--------------------------------------------------------------------------------
                    Both Funds are subject to Leverage Risk.
              Both Funds invest in underlying funds that invest in
                             derivative instruments.
--------------------------------------------------------------------------------

     The Fund may engage in transactions that create leverage. Leveraging can create special risks. Leveraging can exaggerate changes in the fund's net asset value and performance as well as magnifying the risks associated with the underlying securities in which the fund invests.

                           REORGANIZATION INFORMATION

Reasons for the Reorganization

     The Board of Trustees of GMO Trust, including the Independent Trustees, approved the Reorganization at a special meeting held on June 18, 2002; they determined that the Reorganization was in the best interest of GMO Fund and its shareholders. In addition, Trustees of Evergreen Equity Trust considered and approved the Reorganization at a regular meeting held on June 20-21, 2002.

     If the Reorganization is approved by shareholders, the assets of GMO Fund will be transferred in exchange for shares of Evergreen Fund. The historical activities of GMO Fund will be carried out by the newly created Evergreen Fund, as a part of the larger Evergreen family of funds ("Evergreen Funds").

     In determining to approve the Reorganization, the Trustees of GMO Trust considered among other things:

o        the terms and conditions of the Reorganization;

o compatibility of the Funds' investment objectives and principal investment strategies;

o the fact that the Reorganization provides continuity of money management for shareholders due to the fact that the existing portfolio management team is expected to continue to manage Evergreen Fund;

o the fact that EIMC and GMO will bear the expenses incurred by GMO Fund and Evergreen Fund in connection with the Reorganization;

o        the fact  that  Evergreen  Fund  will  assume  the  identified
         liabilities  of  GMO  Fund,   including  certain  Trustee  and
         shareholder indemnification obligations;

o the composition of GMO Fund's shareholder base including, specifically, that GMO and/or its affiliates are expected to be the only shareholders at the time of the Reorganization;

o alternatives available to shareholders of GMO Fund, including the ability to redeem their shares or to exchange their shares for shares of other GMO funds;

o         the  expertise, experience and resources of EIMC; and

o the service features and distribution resources available to shareholders of GMO Fund and the anticipated increased array of investment alternatives available to shareholders of Evergreen Fund.

     The Trustees also considered that, notwithstanding the fact that the Reorganization would likely be a taxable transaction, GMO Fund shareholders could invest in another GMO Fund with a substantially similar investment program without financial detriment.

     During their consideration of the Reorganization, the Trustees of GMO Trust met with Fund counsel and counsel to the Independent Trustees regarding the legal issues involved.

     Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees of GMO Trust concluded that the proposed Reorganization would be in the best interest of GMO Fund and its shareholders.

     The Trustees of Evergreen Equity Trust also approved the Reorganization on behalf of Evergreen Fund. The Trustees of Evergreen Equity Trust considered the benefit of adding a product identical to GMO Fund to Evergreen Funds.

     The Reorganization is also expected to benefit EIMC and GMO. It is expected that EIMC, pursuant to the terms of an order it has received from the Securities and Exchange Commission, will name GMO as the sub-advisor for Evergreen Fund immediately upon consummation of the Reorganization. Therefore, EIMC would benefit from the fees it receives from the Evergreen Fund and from the addition of a well-managed fund with strong historical performance to the Evergreen family of funds, while GMO would benefit from the management and shareholder service fees it receives from the underlying funds in which the Evergreen Fund invests and from Evergreen's distribution capabilities in growing the Evergreen Fund.

Agreement and Plan of Reorganization

     The following summary is qualified in its entirety by reference to the Plan (The Form of which is Exhibit A hereto).

     The Plan provides that Evergreen Fund will acquire all of the assets of GMO Fund in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of GMO Fund, including certain Trustee and shareholder indemnification obligations, on or about October 1, 2002 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, GMO Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable on the Closing Date. Evergreen Fund will not assume any liabilities or obligations of GMO Fund other than those reflected in an unaudited statement of assets and liabilities of GMO Fund prepared as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date

(the "Valuation Time") and Trustee and shareholder indemnification  obligations.
Evergreen   Fund  will   provide  the   Trustees  of  GMO  Trust  with   certain
indemnifications as set forth in the Plan.

     The number of full and fractional shares of each class of Evergreen Fund to be received by the shareholders of GMO Fund will be determined by multiplying the number of full and fractional shares of the corresponding class of GMO Fund by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of GMO Fund by the net asset value per share of the respective class of shares of Evergreen Fund. Such computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

     The custodian for the Funds will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of Evergreen Fund, Rule 22c-1 under the Investment Company Act of 1940, as amended, and the interpretations of such Rule by the SEC's Division of Investment Management.

     As soon after the Closing Date as conveniently practicable, GMO Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Evergreen Fund received by GMO Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of GMO Fund's shareholders on Evergreen Fund's share records of its transfer agent. Each account will receive the respective pro rata number of full and fractional shares of Evergreen Fund due to the Fund's shareholders. All issued and outstanding shares of GMO Fund, including those represented by certificates, will be canceled. The shares of Evergreen Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, GMO Fund will be terminated.

     The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by GMO Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of GMO Fund's shareholders, the Plan may be terminated
(a) by the mutual agreement of GMO Fund and Evergreen Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

     Whether or not the Reorganization is consummated, EIMC will pay the expenses incurred by GMO Fund and Evergreen Fund in connection with the Reorganization (including the cost of any proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by GMO Fund, Evergreen Fund or their shareholders.

     If GMO Fund shareholders do not approve the Reorganization, the Trustees of GMO Trust will consider other possible courses of action which may be in the best interest of shareholders.

Federal Income Tax Consequences

     The Reorganization will not qualify as a tax-free reorganization for federal income tax purposes under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), but will constitute a transfer to a controlled corporation described in section 351(a) of the Code. Based upon this treatment of the Merger:

         (1) The transfer of all of the assets of GMO Fund solely in exchange for shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of GMO Fund followed by the distribution of Evergreen Fund's shares to the shareholders of GMO Fund in liquidation of GMO Fund will not constitute a "reorganization" within the meaning of section 368(a)(1)(F) of the Code, and neither Evergreen Fund nor GMO Fund will be a "party to a reorganization" with respect to each other within the meaning of section 368(b) of the Code. The transfer will constitute a transfer to a controlled corporation described in section 351(a) of the Code;

         (2) Gain or loss will not be recognized by Evergreen Fund upon the receipt of the assets of GMO Fund solely in exchange for the shares of Evergreen Fund and the assumption by Evergreen Fund of the identified liabilities of GMO Fund;

         (3) Gain or loss will not be recognized by GMO Fund on the transfer of its assets to Evergreen Fund in exchange for Evergreen Fund's shares and the assumption by Evergreen Fund of the identified liabilities of GMO Fund, but gain (and not loss), if any, will be recognized by GMO Fund upon the distribution (whether actual or constructive) of Evergreen Fund's shares to GMO Fund's shareholders in exchange for their shares of GMO Fund;

         (4) Gain or loss will be recognized by GMO Fund's shareholders upon the exchange of their shares of GMO Fund for shares of Evergreen Fund in liquidation of GMO Fund;

         (5) The aggregate tax basis of the shares of Evergreen Fund received by each shareholder of GMO Fund pursuant to the Reorganization will equal their fair market value on the date of their distribution, and the holding period of the shares of Evergreen Fund received by each shareholder of GMO Fund will begin on the date of such distribution; and

(6) The tax basis of the assets of GMO Fund acquired by Evergreen Fund will be the same as the tax basis of such assets to GMO Fund immediately prior to the Reorganization, and the holding period of such assets in the hands of Evergreen Fund will include the period during which the assets were held by GMO Fund.

     Once the Reorganization is consummated, a shareholder of GMO Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Evergreen Fund shares he or she received. Shareholders of GMO Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of GMO Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Reorganization.

Pro-forma Capitalization

     The following table sets forth the capitalization of GMO Fund as of February 28, 2002 and the capitalization of Evergreen Fund on a pro forma basis as of February 28, 2002, giving effect to the proposed acquisition of assets at net asset value. As a newly created series, Evergreen Fund will have nominal assets and liabilities immediately preceding the Closing Date. The pro forma data reflects an exchange ratio of 1.00 Class A share of Evergreen Fund issued for each Class III share of GMO Fund.

                         Capitalization of GMO Fund and
                           Evergreen Fund (Pro Forma)

--------------------------------- --------------------------------------- --------------------------------------------
                                                 GMO Fund                         Evergreen Fund (Pro Forma)

Net Assets

Class A                                                               $0                                 $[_________]
Class III                                                    $[________]                                           $0
Total Net Assets                                             $[________]                                 $[_________]
--------------------------------- --------------------------------------- --------------------------------------------
--------------------------------- --------------------------------------- --------------------------------------------
Net Asset Value Per Share

Class A                                                            $0.00                                      $[____]
Class III                                                        $[____]                                        $0.00
--------------------------------- --------------------------------------- --------------------------------------------
Shares Outstanding

Class A                                                                0                                   [________]
Class III                                                       [______]                                            0
Total shares outstanding                                      13,620,206                                   13,620,206
--------------------------------- --------------------------------------- --------------------------------------------

Distribution of Shares

     Evergreen Distributor, Inc. ("EDI"), a subsidiary of BISYS Fund Services, acts as underwriter of the shares of Evergreen Fund and Funds Distributor, Inc. acts as underwriter of shares of GMO Fund. The underwriters distribute each Fund's shares directly or through broker-dealers, banks (including Wachovia Bank, N.A.), or other financial intermediaries. Each Fund offers one class of shares which is involved in the Reorganization: Class III (for GMO Fund) and Class A (for Evergreen Fund). Each class has a separate distribution arrangement and bears its own distribution expenses. (See "Distribution-Related and Shareholder Servicing-Related Expenses" below).

     In the proposed Reorganization, GMO Fund shareholders will receive shares of Evergreen Fund having a different class designation and different arrangements with respect to the imposition of distribution-related and shareholder servicing-related fees. Because the Reorganization will be effected at net asset value without the imposition of a sales charge, GMO Fund shareholders will receive Evergreen Fund shares without paying any front-end sales charge or CDSC as a result of the Reorganization.

     The following is a summary description of charges and fees for the Class A shares of Evergreen Fund which will be received by GMO Fund shareholders in the Reorganization. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in each Fund's prospectus and statement of additional information.

     Class A Shares. Class A shares are sold at net asset value plus a front-end sales charge of up to 5.75% of the offering price and, as indicated below, are subject to distribution-related fees. For a description of the front-end sales charge applicable to the purchase of Class A shares; see "How to Choose the Share Class that Best Suits You" in the prospectus of Evergreen Fund. No front-end sales charge will be imposed on Class A shares of Evergreen Fund received by GMO Fund's shareholders as a result of the Reorganization.

     Additional information regarding the classes of shares of each Fund is included in each Fund's prospectus and statement of additional information.

     Distribution-Related and Shareholder Servicing-Related Expenses. Evergreen Fund has adopted a Rule 12b-1 plan with respect to its Class A shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the class. Payments with respect to Class A shares are currently limited to 0.25% of average daily net assets attributable to the class. This amount may be increased to the full plan rate for Evergreen Fund by the Trustees of Evergreen Equity
Trust without shareholder  approval.  Additional  information regarding the Rule
12b-1 plans adopted by Evergreen Fund is included in its prospectus and statement of additional information.

     No Rule 12b-1 plan has been adopted for the Class III shares of GMO Fund.

Purchase and Redemption Procedures

     Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above. Investments in the Funds are not insured. The minimum initial purchase requirement for Class A shares of Evergreen Fund is $1,000. There is no minimum for subsequent purchases of shares of Evergreen Fund. The minimum initial purchase requirement for GMO Fund is $1,000,000. There is no minimum for subsequent purchases. For more information, see "How to Buy Shares - Minimum Investments" in Evergreen Fund's prospectus and "How to Purchase Shares" and "Multiple Classes" in GMO Fund's prospectus. Evergreen Fund provides for telephone, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request on each day the NYSE is open for trading. GMO Fund will accept redemption requests by mail or facsimile, with proceeds paid by wire or by check at the net asset value per share next determined after receipt of the redemption request in good order. Each Fund reserves the right to redeem in-kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in each Fund's prospectus. Evergreen Fund may involuntarily redeem shareholders' accounts that have less than the minimum initial investment of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

     Holders of shares of a class of Evergreen Fund may exchange their shares for shares of the same class of any other fund within the Evergreen fund families. Holders of shares of GMO Fund may exchange their shares for shares of any other fund within the GMO fund family provided that they satisfy the minimum initial purchase requirement for such other fund and pay any applicable purchase premium. Both Funds may limit exchanges when it is determined that such excessive trading is detrimental to the Fund and in the case of Evergreen Fund, may limit exchanges to five per calendar year and three per calendar quarter. In addition, GMO Fund will not honor requests for exchanges by shareholders who identify themselves or are identified as "market-timers." The Evergreen funds do not impose a sales charge on an exchange. An exchange within the Evergreen fund family represents an initial investment in another fund and must meet any minimum investment requirements imposed by such Fund. The current exchange procedures, and the requirements and limitations attendant thereto, are described in each Fund's prospectus and statement of additional information.

Dividend Policy

     Each Fund distributes its investment company taxable income semi-annually and its net realized gains at least annually to shareholders of record on the dividend record date. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See each Fund's prospectus for further information concerning dividends and distributions.

     After the Reorganization, shareholders of GMO Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Evergreen Fund reinvested in shares of Evergreen Fund. Shareholders of GMO Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Evergreen Fund in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of Evergreen Fund.

     GMO Fund has qualified and intends to continue to qualify, and Evergreen Fund intends to qualify, to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes substantially all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

                       INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

     Evergreen Fund is a series of Evergreen Equity Trust, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. Evergreen Equity Trust is organized as a Delaware business trust and is governed by its Declaration of Trust, By-Laws, a Board of Trustees and by applicable Delaware and federal law. GMO Fund is a series of GMO Trust, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. GMO Trust is organized as a Massachusetts business trust and is governed by its Declaration of Trust, By-Laws, a Board of Trustees and by applicable Massachusetts and federal law.

Capitalization

     The beneficial interests in Evergreen Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. The beneficial interests in GMO Fund are represented by an unlimited number of transferable shares with no par value. Each Fund's Declaration of Trust permits the Trustees of each Trust to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed Reorganizations that affect only their particular Fund.

Shareholder Liability

     Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that Evergreen Equity Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, shareholders of Evergreen Equity Trust may be subject to liability. To guard against this risk, the Declaration of Trust of Evergreen Equity Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Equity Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Equity Trust is remote.

     Under Massachusetts law, shareholders of GMO Fund could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. In addition, the Declaration of Trust provides for indemnification out of all the property of GMO Fund for all loss and expense of any shareholder of GMO Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and GMO Fund would be unable to meet its obligations.

Shareholder Meetings and Voting Rights

     Neither Evergreen Equity Trust on behalf of Evergreen Fund nor GMO Trust on behalf of GMO Fund is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen Equity Trust. In addition, each Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither Evergreen Equity Trust nor GMO Trust currently intends to hold regular shareholder meetings. Cumulative voting is not permitted. Except when a larger quorum is required by applicable law, with respect to Evergreen Fund, 25% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter; with respect to GMO Fund, 40% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter. For Evergreen Fund, a majority (greater than 50%) of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act. For GMO Fund, when a quorum is present, a majority of the shares voted is sufficient to act on a matter (other than the election of trustees, which requires a plurality) (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

     Under the Declaration of Trust of Evergreen Equity Trust, each share of Evergreen Fund will be entitled to one vote for each dollar or fraction of a dollar of net asset value applicable to such share. Under the Declaration of Trust of GMO Trust, as to any matter on which the shareholder is entitled to vote, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Liquidation

     In the event of the liquidation of Evergreen Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund. In the event of termination of GMO Fund, upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to the Fund or class, the Trustees will distribute the remaining assets belonging to the Fund or class ratably among the holders of outstanding shares of the Fund or class.

Liability and Indemnification of Trustees

     Under the Declaration of Trust of Evergreen Equity Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

     Under the Declaration of Trust of GMO Fund, the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject to by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees of the Trust except with respect to any matter as to which the Trustee did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. A Trustee may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The foregoing is only a summary of certain characteristics of the operations of the Declarations of Trust of Evergreen Equity Trust and GMO Trust, their respective By-Laws and Delaware and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws and Delaware and Massachusetts law directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING

     This prospectus/proxy statement is being sent to shareholders of GMO Fund in connection with a solicitation of proxies by the Trustees of GMO Trust, to be used at the Special Meeting of Shareholders (the "Meeting") to be held at 2:00 p.m., on October 1, 2002, at the offices of Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110, and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of GMO Fund on or about September 11, 2002. Only shareholders of record as of the close of business on August 31, 2002 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of being counted as votes against the Plan. Approval of the Plan requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the GMO Fund, as such term is defined in the Investment Company Act of 1940, as amended. The term "majority of the outstanding voting securities" means the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of GMO Trust at the address set forth on the cover of this prospectus/proxy statement. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

     Approval of the Plan requires the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, assuming a quorum (at least 40% of the Fund's shares entitled to vote) is present. In voting for the Reorganization, each share will be entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

     Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of EIMC, its affiliates or other representatives of GMO Fund (who will not be paid for their soliciting activities). If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail or by Internet, or vote by telephone or attend in person. (See the back of this prospectus/proxy statement for voting instructions.) Any proxy given by you is revocable.

     If GMO Fund shareholders do not vote to either approve the Reorganization, the Trustees of GMO Trust will consider other possible courses of action in the best interests of shareholders. In the event that sufficient votes to approve the proposal are not received before the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by a majority of the shares present in person or by proxy at the Meeting. (True for GMO?) The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

     A shareholder who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of Trust of GMO Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that if the Reorganization is consummated, shareholders will be free to redeem the shares of Evergreen Fund which they receive in the transaction at their then-current net asset value. Shares of GMO Fund may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of GMO Fund may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the Reorganization or exchanging such shares in the Reorganization.

     GMO Fund does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of GMO Trust at the address set forth on the cover of this prospectus/proxy statement so that they will be received by the Fund in a reasonable period of time prior to such meeting.

     The votes of the  shareholders of Evergreen Fund are not being solicited by
this  prospectus/proxy   statement  and  are  not  required  to  carry  out  the
Reorganization.

     NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise GMO Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

Shareholder Information

     As of the Record Date, the following number of each class of shares of beneficial interest of GMO Fund was outstanding:

                   ----------------------------------- -------------------------
                   Class of Shares                     Number of Shares
                   ----------------------------------- -------------------------
                   Class III
                   ----------------------------------- -------------------------

     As of August 30, 2002, the officers and Trustees of GMO Trust beneficially owned as a group less than 1% of each class of the outstanding shares of GMO Fund. To GMO Trusts' knowledge, the following persons owned beneficially or of record more than 5% of the following Classes of GMO Fund's outstanding shares as of August 30, 2002:

------------------------------------ ------ ------------------- ------------------------------ -----------------------------
Name and Address                     Class    No. of Shares       Percentage of Shares of        Percentage of Shares of
----------------                     -----    -------------       ------------------------       -----------------------
                                                                 Class Before Reorganization    Class After Reorganization
------------------------------------ ------ ------------------- ------------------------------ -----------------------------

     As of August 30, 2002, the officers and Trustees of Evergreen Equity Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Evergreen Fund. To Evergreen Equity Trust's knowledge, no persons owned beneficially or of record more than 5% of Evergreen Fund's outstanding shares as of August 30, 2002.

THE TRUSTEES OF GMO TRUST RECOMMEND APPROVAL OF THE PLAN. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

                        FINANCIAL STATEMENTS AND EXPERTS

     The Annual Report of GMO Fund as of February 28, 2002, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Evergreen Fund will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                             ADDITIONAL INFORMATION

     GMO Fund and Evergreen Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois
60661-2511 and Woolworth Building, 233 Broadway, New York, New York 10279, at prescribed rates.

                                 OTHER BUSINESS

     The Trustees of GMO Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

September 11, 2002

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.   INDIVIDUAL  ACCOUNTS:   Sign  your  name  exactly  as  it  appears  in  the
     Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

     REGISTRATION                                    VALID SIGNATURE

     CORPORATE ACCOUNTS

     (1) ABC Corp.                                   ABC Corp.
     (2) ABC Corp.                                   John Doe, Treasurer
     (3) ABC Corp.                                   John Doe
           c/o John Doe, Treasurer
     (4) ABC Corp. Profit Sharing Plan               John Doe, Trustee


     TRUST ACOUNTS

     (1) ABC Trust                                   Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee                        Jane B. Doe
           u/t/d 12/28/78


     CUSTODIAL OR ESTATE ACCOUNTS

     (1) John B. Smith, Cust.                       John B. Smith
         f/b/o John B. Smith, Jr. UGMA
     (2) John B. Smith                              John B. Smith, Jr., Executor

     After completing your proxy card, return it in the enclosed postage paid envelope.

                          OTHER WAYS TO VOTE YOUR PROXY

     Vote By Telephone:

1.       Read the prospectus/proxy statement and have your proxy card at hand.
2.       Call the toll-free number indicated on your proxy card.
3.       Enter the control number found on your proxy card.
4.       Follow the simple recorded instructions.


     Vote By Internet:

1.       Read the prospectus/proxy statement and have your proxy card at hand.
2. Go to the website indicated on your proxy card and follow the voting instructions.

         The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call Elaine Hartnett or Gregory Pottle at 617-330-7500).

                                                                      EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

                      FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 30th day of August, 2002, by and between Evergreen Equity Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Acquiring Fund Trust"), with respect to its Evergreen Asset Allocation Fund series (the "Acquiring Fund"), and GMO Trust, a Massachusetts business trust, with its principal place of business at 40 Rowes Wharf, Boston, Massachusetts 02110(the "Selling Fund Trust"), with respect to its GMO Global Balanced Allocation Fund series (the "Selling Fund").

     The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A shares of beneficial interest, $0.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities and all "GMO Trustee/Shareholder Indemnification Obligations" (as defined below) of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

     WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities and all GMO Trustee/Shareholder Indemnification Obligations of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein.

     WHEREAS, the Trustees of the Selling Fund Trust have approved the exchange by the Selling Fund of all of its assets, identified liabilities and all GMO Trustee/Shareholder Indemnification Obligations for Acquiring Fund Shares on the terms and conditions herein set forth;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

    TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR THE ACQUIRING FUND
       SHARES AND ASSUMPTION OF SELLING FUND LIABILITIES AND LIQUIDATION
                              OF THE SELLING FUND

     1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities and GMO Trustee/Shareholder Indemnification Obligations of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

     1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

     The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no material changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. For purposes of this paragraph, a decline in the net asset value of the Selling Fund shall not constitute a material change in its financial position.

     1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date. The Acquiring Fund shall assume those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund also hereby agrees to (i) indemnify each current or former Trustee of GMO Trust against all liabilities and expenses incurred by such Trustee, and to advance related expenses in each case, in the manner and to the extent that such liabilities and expenses would have been indemnified or advanced under GMO Trust's Declaration of Trust and By-Laws, and
(ii) indemnify each current or former shareholder of the Selling Fund, other than Grantham, Mayo, Van Otterloo & Co., LLC in its capacity as shareholder, against all liabilities and expenses incurred in its capacity as such (collectively, the "GMO Trustee Indemnification Obligations"). The Acquiring Fund shall not assume any other liabilities of the Selling Fund, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

     In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

     1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been distributed to shareholders of the Selling Fund.

     1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

     1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

     2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

     2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

     2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Class III shares of the Selling Fund will receive Class A shares of the Acquiring Fund.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.


                                   ARTICLE III

                            CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about October 1, 2002 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

     3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the

Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.3 TRANSFER AGENT'S CERTIFICATE. Investors Bank & Trust Company, as transfer agent for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund's share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company to issue and deliver a confirmation to the Secretary of the Selling Fund Trust evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Selling Fund's account or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a business trust duly organized, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Massachusetts business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of the Selling Fund

Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The audited financial statements of the Selling Fund at February 28, 2002 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since February 28, 2002 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year substantially all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Selling Fund Trust or the Selling Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will distribute in each such year all net investment income and realized capital gains.

                  (g) At the time of the Reorganization, all issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. At the time of the Reorganization, the Acquiring Fund will not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor will there be outstanding any security convertible into any Acquiring Fund Shares.

                  (h) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (i) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (j) The information furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (k) As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (l) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

     5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

     5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.3 APPROVAL BY SHAREHOLDERS. The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

     5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

     The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

     6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to such counsel's knowledge, to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only  insofar as they relate to the  Acquiring  Fund,  the descriptions in the Prospectus/Proxy Statement of statutes and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) The execution and delivery by the Acquiring Fund of this Agreement does not, and the performance by the Acquiring Fund of its obligations hereunder will not, result in any violation of any federal law of the United States, or any rule or regulation issued thereunder.

     Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

     In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

     7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust.

     7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Ropes & Gray, counsel to the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and, to such counsel's knowledge, to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Selling Fund Trust's Declaration of Trust or By-laws, or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only  insofar  as they  relate to the  Selling  Fund,  the descriptions in the Prospectus/Proxy Statement of statutes and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (g) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

                  (h) The execution and delivery by the Acquired Fund of this Agreement does not, and the performance by the Acquired Fund of its obligations hereunder will not, result in any violation of any law of the United States, or any rule or regulation issued thereunder.

     Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Ropes & Gray appropriate to render the opinions expressed therein.

     In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING

                            FUND AND THE SELLING FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Fund Trust's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

     8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4 The  Registration  Statement shall have become effective under the 1933
Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable or tax exempt income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

     8.6 The Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

     (a) they are independent auditors with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

     In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

     8.7 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

     (a) they are independent auditors with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;
                  (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (c) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund's management and were found to be mathematically correct.

                                   ARTICLE IX

                                    EXPENSES

     9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Evergreen Investment Management Company, LLC or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

     (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

     12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

     13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Acquiring Fund, shall be governed and construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws provisions thereof.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware in the case of the Acquiring Fund Trust and The Commonwealth of Massachusetts in the case of the Selling Fund Trust, which are hereby referred to and are also on file at the principal offices of the Acquiring Fund Trust or, as the case may be, the Selling Fund Trust. The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                    EVERGREEN EQUITY TRUST ON BEHALF OF
                                    EVERGREEN ASSET ALLOCATION FUND


                                    By:
                                    Name: Michael H. Koonce
                                    Title:  Secretary

                                    GMO TRUST ON BEHALF OF
                                    GMO GLOBAL BALANCED ALLOCATION FUND


                                    By:
                                    Name: Jeremy Grantham
                                    Title:  President

                        EVERGREEN ASSET ALLOCATION FUND
                                   PROSPECTUS

                                    Evergreen

                                 Balanced Funds



Evergreen Asset Allocation Fund

Class A
Class B
Class C
Class I

Prospectus, October 1, 2002


The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

FUND RISK/RETURN SUMMARY:
Overview of Fund Risks
Evergreen Asset Allocation Fund
GENERAL INFORMATION:
The Fund's Investment Advisor
The Fund's Sub-Advisor
The Fund's Portfolio Managers
Calculating the Share Price

How to Choose an Evergreen fund

How to Choose the Share Class That Best Suits You How to Buy Shares How to Redeem Shares Other Services The Tax Consequences of Investing in the Fund Fees and Expenses of the Fund Other Fund Practices Description of Underlying Funds

In general, the Fund offered in this prospectus is a fund-of-funds which seeks to provide investors with total return. By investing in shares of Grantham, Mayo, Van Otterloo & Co. LLC (GMO)-managed funds rather than individual securities the Fund allocates its investments among funds investing in both U.S. and foreign equity and debt securities.

Fund Summaries Key

The Fund's summary is organized around the following basic topics and questions:

Investment Goal

What is the Fund's financial objective? You can find clarification on how the Fund seeks to achieve its objective by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment objective without a shareholder vote.

Investment Strategy

How does the Fund go about trying to meet its goals? What types of investments does it contain? What style of investing and investment philosophy does it follow? Does it have limits on the amount invested in any particular type of security?

Risk Factors

What are the specific risks for an investor in the Fund?

Performance

How well has the Fund performed in the past year? The past five years? The past ten years?

Expenses

How much does it cost to invest in the Fund? What is the difference between sales charges and expenses?

Evergreen Asset Allocation Fund

Typically relies on a combination of the following strategies:

o investing In U.S. and foreign equity and debt securities by buying shares of other GMO managed mutual funds (underlying stock, bond, etc. funds);
o shifting the proportions it holds in underlying funds depending upon the current valuation assessment of the global marketplace;
o rebalancing opportunistically when the investment outlook has changed, when cash flows occur, or when there has been a significant change in market valuation levels.

The underlying funds in which the Fund may invest include:

U.S. Equity Funds

    U.S. Core Fund               REIT Fund
    Value Fund                   Small Cap Value Fund
    Intrinsic Value Fund         Small Cap Growth Fund
    Growth Fund

Fixed Income Funds

    Domestic Bond Fund          Short-Term Income Fund
    Core Plus Bond Fund         Global Hedged Equity Fund
    International Bond Fund     Inflation Indexed Bond Fund
    Currency Hedged             Emerging Country Debt
    Global Bond Fund            Alpha LIBOR Fund

International Equity Funds

    International Disciplined       Foreign Small
      Equity Fund                     Companies Fund
    International Intrinsic         Emerging Country
      Value Fund                      Debt Fund
    International Growth Fund       Foreign Fund
    Currency Hedged International   International Small
    Evolving Countries  Fund        Emerging Markets Fund
    Asia Fund

For additional information regarding the underlying funds offered through separate prospectuses, see ODescription of Underlying FundsO at the back of this prospectus.

may be appropriate for investors who:

o are seeking a diversified long-term investment offering both current income and the potential for capital growth.


Following this overview, you will find information on the Fund's specific investment strategies and risks.

Each of the underlying funds may temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the underlying funds in response to adverse economic, political or market conditions. This strategy is inconsistent with the underlying funds' principal investment strategies and investment goals and, if employed, could result in a lower return and potential loss of market opportunity to an underlying fund and therefore to the Fund.

Risk Factors for All Mutual Funds

Please remember that an investment in a mutual fund is:
o    not guaranteed to achieve its investment goal
o    not a deposit with a bank
o not insured, endorsed or guaranteed by the FDIC or any government agency o subject to investment risks, including possible loss of your original investment

Like most investments, your investment in the Fund could fluctuate significantly in value over time and could result in a loss of money.

The most significant risk of an investment in the Fund is the risk that one or more underlying funds will not perform as expected. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying funds. Following are some of the most important risk factors that may affect the underlying funds. Other factors may be described in the discussion following this overview:

Foreign Investment Risk

Since the Fund invests in non-U.S. securities, it is exposed to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which the Fund invests could adversely affect the value of and dividend yield and total return earned on your investment. In addition, if the value of any foreign currency in which the Fund's investments are denominated declines relative to the U.S. dollar, the value of and dividend yield and total return earned on your investment in the Fund may decline as well. Certain foreign countries have less developed and less regulated securities markets and accounting systems than the U.S. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected.

Emerging Market Risk

An emerging market is any country considered to be emerging or developing, has a relatively low per capita gross national product, but the potential for rapid growth (which can lead to instability). The Fund's investment in securities of companies located in emerging countries could expose it to certain risks. Emerging countries may rely on international trade and could be adversely effected by the economic conditions in the countries with which they trade.
There is also a possibility of a change in the political climate, nationalization, diplomatic developments (including war), and social instability. Such countries may experience high levels of inflation or deflation and currency devaluation. Investments in emerging markets are considered to be speculative.

Small Company Risk

Your investment may be subject to special risks associated with investing in securities issued by small companies. Smaller, less established companies tend to be more dependent on individual managers and limited products and product lines. Additionally, securities issued by small companies also tend to fluctuate in value more dramatically than those of larger companies.

Stock Market Risk

Your investment in the Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the value of and dividend yield and total return earned on your investment would likely decline. Even if general economic conditions do not change, the value of and dividend yield and total return earned on your investment would decline if the particular industries, companies or sectors the Fund invests in do not perform well.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing the Fund that invests in these companies to increase in value more rapidly than the Fund that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns.

Investment Style Risk

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different style. The Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Growth- oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value- oriented funds will typically underperform when growth investing is in favor.

Credit Risk

The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since the Fund may invest in debt securities, the value of and dividend yield and total return earned on your investment may decline if an issuer fails to pay an obligation on a timely basis.

Interest Rate Risk

When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. Since the Fund may invest a significant portion of its portfolio in debt securities or stocks purchased primarily for dividend income and if interest rates rise, the value of and dividend yield and total return earned on your investment may decline. If interest rates go down, interest earned by the Fund on its debt securities may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by the Fund, the more the Fund is subject to interest rate risk.

Derivatives Risk

The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indexes they are designed to hedge or to closely track. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may also increase the amount of taxed payable by shareholders.

Leverage Risk

The Fund may engage in transactions that create leverage. Leveraging can create special risks. Leveraging can exaggerate changes in the fund's net asset value and performance as well as magnifying the risks associated with the underlying securities in which the fund invests

FUND FACTS:

Goal:

o        Total Return

Principal Investment:
o GMO Managed Mutual Funds which Invest in U.S. and Foreign Equity and Debt Securities

Classes of Shares Offered in This Prospectus:
o        Class A
o        Class B
o        Class C
o        Class I

Investment Advisor:

o        Evergreen Investment Management Company, LLC

Sub-Advisor:

o        Grantham, Mayo, Van Otterloo & Co. LLC

Portfolio Managers:
o        By Team

Dividend Payment Schedule:

o        Semi-Annually

 Asset Allocation Fund

investment Goal
The Fund seeks total return.

investment Strategy

The following supplements the investment strategies discussed in the "Overview of Fund Risks" on page 2.

The Fund invests in GMO managed mutual funds that invest in U.S. and foreign equity and debt securities. The Fund will typically be nearly fully exposed to equity and fixed income securities through investment in the underlying funds. The underlying funds invest primarily in GMO International Equity Funds, GMO Fixed Income Funds and GMO U.S. Equity Funds offered through separate prospectuses. For more information regarding the underlying funds offered through separate prospectuses, see "Description of Underlying Funds" at the back of this prospectus.

Depending upon the current valuation assessment of the global marketplace the Fund may own different proportions of underlying funds at different times. The Fund rebalances opportunistically when the investment outlook has changed, when cash flows occur, or when there has been a significant change in market valuation levels.

The portfolio managers consider various factors in determining what underlying funds to invest in. The portfolio managers use a strategic methodology which calculates optimal allocations based on long-term forecasts of relative value and risk among the major asset classes. This process analyzes country, sector, and individual security levels based on factors/characteristics such as aggregated price/book, dividend yield, cash earnings, price/earnings, inflation, interest rates, etc. Once these return and risk forecasts have been developed for each country, a similar process is run at the individual security level. This forecasted return and risk information is then adjusted to incorporate the expected value-added for each of the underlying funds which are used to implement the asset allocation portfolio. The expected value-added for each fund is determined by assessing the fund's historical ability to add value as well as the efficiency of a given asset class.

Risk Factors

Your investment in the Fund is subject to the risks of the underlying funds discussed in the "Overview of Fund Risks" on page 3 under the headings:

Foreign Investment Risk             Market Capitalization Risk   Derivative Risk
Emerging Market Risk                Investment Style Risk        Leverage Risk
Small Company Risk                  Credit Risk
Stock Market Risk                   Interest Risk

In addition, the Fund is subject to special fund-of-funds risk. The Fund will indirectly bear a proportionate share of the total operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other fund expenses) of the underlying funds in which it invests, as well as any purchase premiums or redemption fees charged by such underlying funds. Since GMO will receive fees from the underlying funds, GMO has a financial incentive to invest the assets of the Fund in underlying funds with higher fees, despite the investment interests of the Fund. GMO is legally obligated to disregard that incentive in selecting shares of the underlying funds.

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."

Performance

Since the Fund had not commenced operations as of the date of this prospectus, no performance information is available.

Expenses

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year end.

Shareholder  Fees  (fees  paid  directly  from  your   investment)

Shareholder Transaction Expense         Class A  Class B Class C Class I

Maximum sales charge imposed            5.75%+   None    None     None
on purchases (as a % of
offering price)

Maximum  deferred  sales charge         None+    5.00%   2.00%    None
(as a % of either the redemption
amount or initial investment
whichever is lower)

*Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+

                                                    Total
                                                    Fund
               Management     12b-1      Other      Operating
                  Fees        Fees      Expenses    Expenses
Class A          0.50%        0.25%      0.00%       0.75%
Class B          0.50%        1.00%      0.00%       1.50%
Class C          0.50%        1.00%      0.00%       1.50%
Class I          0.50%        0.00%      0.00%       0.50%

+In addition, the Fund's shareholders indirectly bear the expenses of the underlying funds in which the Fund invests, which are estimated to be ___%.

The table below shows the total expenses you would pay on a $10,000 investment over one- and three- year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and reinvestment of all dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

                  Assuming Redemption at           Assuming
                       End of Period             No Redemption
             --------------------------------    ------------
After:       Class A Class B  Class C  Class I  Class B Class C

1 year            $     $        $        $       $        $

3 years           $     $        $        $       $        $

THE FUND'S INVESTMENT ADVISORS

An investment advisor manages a Fund's investments and supervises its daily business affairs. The investment advisor for the Evergreen funds is a subsidiary of Wachovia Corporation (Wachovia), formerly First Union Corporation, the fourth largest bank holding company in the United States, with over $ billion in consolidated assets as of 8/30/2002. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

Evergreen Investment Management Company, LLC (EIMC), is the Fund's investment advisor. EIMC has been managing mutual funds and private accounts since 1932 and currently manages over $xxx.x billion in assets for xxx of the Evergreen funds. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

The Fund will pay EIMC an annual contractual advisory fee of 0.50% based on the Fund's average daily net assets.

THE FUND'S SUB-ADVISOR

EIMC has retained Grantham, Mayo, Van Otterloo & Co. LLC to manage the Fund's investments on a day-to-day basis. GMO also serves as the investment advisor to each of the underlying funds. The Fund does not pay a direct fee to GMO for its advisory services. GMO indirectly receives a fee for its services from the Fund through the annual fund operating expenses of the underlying funds which the Fund indirectly bears.

THE FUND'S PORTFOLIO MANAGERS

Asset Allocation Fund

The Fund is managed by a team of portfolio management professionals from the GMO's Asset Allocation team, with team members responsible for different sectors.

CALCULATING THE SHARE PRICE

The value of one share of the Fund, also known as the net asset value, or NAV, is calculated at 4 p.m. Eastern time on each day the New York Stock Exchange is open, if earlier. The Fund calculates its share price for each share by adding up its total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. Each class of shares is calculated separately. Each security held by the Fund is valued using the most recent market data for that security. If no market data is available for a given security, the Fund will price that security at fair value according to policies established by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

Certain of the underlying funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the underlying funds do not price their shares. As a result, the value of the underlying funds and therefore the Fund may change on days when investors will not be able to purchase or redeem the Fund's shares.

How To Choose An evergreen Fund

When choosing an Evergreen fund, you should:

     o Most importantly, read the prospectus to see if the Fund is suitable for you.

     o Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading the Fund's prospectus. He or she can also assist you through all phases of opening your account.

     o    Request any additional  information  you want about the Fund,  such as
          the   Statement   of   Additional   Information   (SAI)   by   calling
          1.800.343.2898.

How To Choose The Share Class That Best Suits You

After choosing a Fund, you select a share class. The Fund offers four different share classes: Class A, Class B, Class C and Class I. Each class except Class I has its own sales charge. Pay particularly close attention to the fee structure of each class so you know how much you will be paying before you invest.

Class A

If you select Class A shares, you may pay a front-end sales charge of up to 5.75%, but you do not pay a deferred sales charge. In addition, Class A shares are subject to an expense, known as 12b-1 fees. The front-end sales charge is deducted from your investment before it is invested. The actual charge depends on the amount invested, as shown below:

                       As a % of     As a %         Dealer
Your                 NAV excluding   of your      commission
Investment           sales charge   investment   as a % of NAV
Up to $49,999            5.75%        6.10%          5.00%
$50,000-$99,999          4.50%        4.71%          4.25%
$100,000-$249,999        3.75%        3.90%          3.25%
$250,000-$499,999        2.50%        2.56%          2.00%
$500,000-$999,999        2.00%        2.04%          1.75%
$1,000,000 and           0.00%        0.00%      1.00 to 0.25%
$1,000,000-2,999,999     0.00%        0.00%      1.00% of the
                                                     first
                                               $2,999,999, plus
$3,000,000-$4,999,999    0.00%        0.00%      0.50% of the
$5,000,000 or            0.00%        0.00%    0.25% of amounts
greater                                        equal to or over
                                                  $5,000,000

Purchases of Class A shares made at NAV within a 12-month period by a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan of Title I tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (certain plans may require a greater number of eligible employees) are subject to a dealer commission of 1.00% of the amount of purchase (subject to recapture upon early redemption).

Although no front-end sales charge applies to purchases of $1 million and over, you will pay a 1.00% deferred sales charge if you redeem any such shares within one year after the month of purchase.

Three ways you can reduce your Class A sales charges:

1.Rights  of  Accumulation.  You  may  add the  value  of all of  your  existing
  Evergreen funds investments in all share classes, excluding Evergreen money market funds, to determine the front-end sales charge to be applied to your current Class A purchase.

2.Letter of Intent. You may reduce the front-end sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

3.Combined Purchases. You may reduce your front-end sales charge if you purchase Class A shares in multiple Evergreen Funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the front-end sales charge applied to all of your current purchases. For example, if you invested $75,000 in each of two different Evergreen Funds, you would pay a front-end sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.50%).

Contact your  investment  professional  or  Evergreen  Service  Company,  LLC at
1.800.343.2898 if you think you may qualify for any of these services. For more information on these services see "Sales Charge Waivers and Reductions" in the SAI.

The Fund may also sell Class A shares at net asset value without a front-end or deferred sales charge to the Directors, Trustees, officers and employees of the Fund, and the advisory affiliates of Wachovia, and to members of their immediate families, to registered representatives of firms with dealer agreements with Evergreen Distributor, Inc. (EDI), and to a bank or trust company acting as trustee for a single account.

Class B

If you select Class B shares, you do not pay a front-end sales charge, so the entire amount of your purchase is invested in the Fund. However, your shares are subject to 12b-1 fees. In addition, you may pay a deferred sales charge if you redeem your shares within six years after the month of purchase. The amount of the maximum deferred sales charge depends on the length of time the shares are held, as shown below:

                                             Maximum
                                          Deferred Sales
Time Held                                     Charge
Month of Purchase + First 12 Month            5.00%
Month of Purchase + Second 12 Month           4.00%
Month of Purchase + Third 12 Month            3.00%
Month of Purchase + Fourth 12 Month           3.00%
Month of Purchase + Fifth 12 Month            2.00%
Month of Purchase + Sixth 12 Month            1.00%
Thereafter                                    0.00%
After 7 years                           Converts to Class
Dealer Allowance                              5.00%

The maximum deferred sales charge and dealer allowance may be reduced for certain investors. For further information on how the deferred sales charge is calculated at the time of redemption see "Calculating the Deferred Sales Charge" below.

Class C

Like Class B shares you do not pay a front-end sales charge on Class C shares. However, you may pay a deferred sales charge if you redeem your shares within two years after the month of purchase. Also, these shares do not convert to Class A shares and so the higher 12b-1 fees paid by the Class C shares continue for the life of the account.

The amount of the maximum deferred sales charge depends on the length of time the shares are held, as shown below.

                                                Maximum
                                                Deferred
                                                 Sales
Time Held                                        Charge
Month of Purchase + First 12 Month Period        2.00%
Month of Purchase + Second 12 Month Period       1.00%
Thereafter                                       0.00%
Dealer Allowance                                 2.00%

The maximum deferred sales charge and dealer allowance may be reduced for certain investors. For further information on how the deferred sales charge is calculated at the time of redemption see "Calculating the Deferred Sales Charge" below.

Waiver of Class B or Class C Deferred Sales Charges

You will not be assessed a deferred sales charge for Class B or Class C shares if you redeem shares in the following situations: o When the shares were purchased through reinvestment of dividends/capital gains o Death or disability
o Lump-sum distribution from a 401(k) plan or other benefit plan qualified under ERISA o Systematic withdrawals of up to 1.00% of the account balance per month o Loan proceeds and financial hardship distributions from a retirement plan o Returns of excess contributions or excess deferral amounts made to a retirement plan participant

Class I

The Fund offers Class I shares at net asset value without a front-end sales charge, deferred sales charge or 12b-1 fees. Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates); through special arrangements entered into on behalf of the Evergreen funds with certain financial service firms; certain institutional investors; and person who owned Class I shares in registered name in an Evergreen fund on or before December 31, 1994.

Calculating the Deferred Sales Charge

If imposed, the Fund deducts the deferred sales charge from the redemption proceeds you would otherwise receive. The deferred sales charge is a percentage of the lesser of (i) the net asset value of the shares at the time of redemption or (ii) the shareholder's original net cost for such shares. Upon request for redemption, the Fund will first seek to redeem shares not subject to the deferred sales charge and then shares held the longest in an effort to keep the deferred sales charge a shareholder must pay as low as possible. The deferred sales charge on any redemption is, to the extent permitted by the National Association of Securities Dealers Regulation, Inc., paid to EDI or its predecessor.

Promotional Incentives on Dealer Commissions

EDI may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment professionals. Such incentives may, at EDI's discretion, be limited to investment professionals who allow their individual selling representatives to participate in such additional commissions. Please consult the SAI for more information regarding promotional incentives.

How To Buy Shares

Evergreen funds make investing easy. Once you decide on an amount and a share class, simply fill out an application and send in your payment, or talk to your investment professional.

Minimum Investments

----------------- -------------- --------------- ----------------
                  Minimum        Minimum         Minimum
                  Initial        Initial         Additional
                  Purchase       Purchase        Purchases
                  Class A, B     Class I
                  and C

----------------- -------------- --------------- ----------------
Regular Accounts  $1,000         $1,000.000^     None
----------------- -------------- --------------- ----------------
----------------- -------------- --------------- ----------------
IRAs              $250           N/A^^           None
----------------- -------------- --------------- ----------------
Systematic        $50            N/A^^           $25/monthly
Investment Plan                                  (Class A, B
                                                 and C only)^^
----------------- -------------- --------------- ----------------
^Minimum initial purchase amount does not apply to former Class Y shareholders. ^^Former Class Y shareholders may invest at the Class A, B and C share amounts

-------------------- ---------------------------------------------------------------------- ----------------------------------------
Method               Opening an Account                                                     Adding to an Account
-------------------- ---------------------------------------------------------------------- ----------------------------------------
By Mail or through   o  Complete and sign the account application. Applications may         o  Make your check payable to
an Investment           be downloaded off our website at EvergreenInvestments.com.             Evergreen Funds.
Professional         o  Make the check payable to Evergreen funds. Cash, credit             o  Write a note specifying:
                        cards, third party checks, credit card checks or money orders          -  the Fund name
                        will not be accepted.                                                  -  share class
                     o  Mail the application and your check to the address below:              -  your account number
                          Postal Address:                  Overnight Address:                  -  the name(s) in which the account
                          Evergreen Service Company, LLC   Evergreen Funds                        is registered.
                          P.O. Box 8400                    66 Brooks Drive, Suite 8400      o  Mail to the address to the left
                          Boston, MA  02266-8400           Braintree, MA  02184-3800           or deliver to your investment
                     o  Or  deliver  them  to  your  investment   professional                 professional (provided he or she has.
                        (provided  he or she has a  broker-dealer  arrangement                a broker-dealer arrangement with EDI).
                        with EDI.)
-------------------- ---------------------------------------------------------------------- ----------------------------------------
By Phone             o  Call 1.800.343.2898 to set up an account number and get             o  Call the Evergreen Express Line
                        wiring instructions.                                                   at 1.800.346.3858 24 hours a day or
                     o  Instruct your bank to wire or transfer your purchase (they             to speak with an Evergreen funds
                        may charge a wiring fee).                                         service representative call 1.800.343.2898
                     o  Complete the account application and mail to:                          between 8 a.m. and 6 p.m. Eastern
                          Postal Address:                  Overnight Address:                  time, on any business day.
                          Evergreen Service Company, LLC   Evergreen Funds                  o  If your bank account is set up on
                          P.O. Box 8400                    66 Brooks Drive, Suite 8400         file, you can request either:
                          Boston, MA  02266-8400           Braintree, MA  02184-3800           -  Federal Funds Wire (offers
                     o  Trades accepted after 4 p.m. Eastern time on market trading               immediate access to funds) or
                        days will receive the next market day's closing price.*                -  Electronic transfer through the
                                                                                                  Automated Clearing House which
                                                                                                  avoids wiring fees.
-------------------- ---------------------------------------------------------------------- ----------------------------------------
By Exchange          o  You can make an  additional  investment  by exchange from an existing  Evergreen  Funds account by contacting your investment professional or an Evergreen funds service representative, or by calling the
                        Evergreen  Express Line at  1.800.346.3858 or visiting our website at EvergreenInvestments.com. **
                     o  You can only exchange shares from your account within the same class and under the same registration.
                     o  There is no sales charge or redemption fee when exchanging funds within the  Evergreen  funds  family.***
                     o  Orders  placed before 4 p.m.  Eastern time on market trading days will be processed at that day's closing share price. Orders placed after 4 p.m. Eastern time will be processed at the next market day's closing price.*
                     o  Exchanges are limited to three per calendar quarter,  but in no event more than five per  calendar  year.
                     o  Exchanges between accounts which do not have identical ownership must be made in writing with a signature guarantee  (See "Exceptions: Redemption Requests That Require A Signature Guarantee" on the next page.)
-------------------- ---------------------------------------------------------------------------------------------------------------
Systematic           o  You can transfer money automatically from your bank                 o  To establish automatic investing for
Investment Plan         account into your Fund account on a monthly or quarterly               an existing account, call
(SIP) +                 basis.                                                                 1-800-343-2898 for an application.
                     o  Initial investment minimum is $50 if you invest at                  o  The minimum is $25 per month or $75
                        least $25 per month with this service.                                 per quarter.
                     o  To enroll, check off the box on the account application             o  You can also establish an investing
                        and provide:                                                           program through direct deposit from
                        -  your bank account information                                       your paycheck. Call 1-800-343-2898
                        -  the amount and date of your monthly or quarterly                    for details.
                           investment
-------------------- ------------------------------------------------------------------ --------------------------------------------

* The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EDI. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.
** Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your broker) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen Funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange or purchase if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.
***This does not apply to exchanges from Class A shares of an Evergreen money market fund, unless the account has been subject to a previous sales charge. +Evergreen Investment Services, Inc. (EIS) will fund a $50 initial investment in Class A shares of the Evergreen Funds for employees of Wachovia Corporation (Wachovia) and its affiliates when the employee enrolls in a new Evergreen SIP and agrees to subsequent monthly investments of $50. EIS will fund a $100 initial investment in Class A shares of the Evergreen Funds for employees of Wachovia when the employee enrolls in a new Evergreen SIP through a CAP account and agrees to subsequent monthly investments of $100. To be eligible for either of these offers, the employee must open an account with First Union Securities, Inc. to execute the transactions. If the employee redeems his shares within 12 months after the month of purchase, EIS reserves the right to reclaim its $50 or $100 initial investment.

How To Redeem Shares

We offer you several convenient ways to redeem your shares in any of the Evergreen Funds:

----------------- ---------------------------------------------------------------------------------------------------------------
Methods           Requirements
----------------- ---------------------------------------------------------------------------------------------------------------
Call Us           o  Call the Evergreen Express Line at 1.800.346.3858 24 hours  a day  or  to  speak  with  an  Evergreen  funds service representative call  1.800.343.2898  between 8 a.m. and 6 p.m. Eastern time, on any business day.
                  o  This service must be authorized  ahead of time,  and is only available  for regular  accounts.*
                  o  All  authorized  requests made before 4 p.m. Eastern time on market trading days will be processed at that day's closing price. Requests made after 4 p.m. Eastern time will be processed the following business day. **
                  o  We can either:
                     -  wire the proceeds into your bank account (service charges may apply)
                     -  electronically transmit the proceeds to your bank account via the Automated Clearing House service
                     -  mail you a check.
                  o  All telephone calls are recorded and may be monitored for your protection. We are not responsible for acting on telephone orders we believe are genuine.
                  o  See  "Exceptions:  Redemption  Requests  That  Require  A Signature Guarantee" below for requests that must be made in writing with your signature guaranteed.
----------------- ---------------------------------------------------------------------------------------------------------------
Write Us          o  You can mail a redemption request to:
                       Postal Address:                  Overnight Address:
                       Evergreen Service Company, LLC   Evergreen Funds
                       P.O. Box 8400                    66 Brooks Drive, Suite 8400
                       Boston, MA  02266-8400           Braintree, MA 02184-3800
----------------- ---------------------------------------------------------------------------------------------------------------
Redeem Your       o  You may also redeem your shares by contacting your investment professional or an Evergreen service
Shares in
Person
----------------- ---------------------------------------------------------------------------------------------------------------
Systematic        o  You can transfer  money  automatically  from your Fund account on a monthly or quarterly basis -
Withdrawal           without redemption fees.
Plan (SWP)        o  The  withdrawal  can be  mailed to you,  or  deposited  directly  into your bank account.
                  o  The minimum is $75 per month.
                  o  The maximum is 1.00% of your  account per month or 3.00% per quarter.
                  o  To enroll, call 1.800.343.2898 for instructions.
----------------- ---------------------------------------------------------------------------------------------------------------

* Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your broker) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen Funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange or purchase if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

** The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EDI. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

Timing of Proceeds

Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to seven business days to redeem any investments made by check and five business days for investments made by Automated Clearing House transfer. We also reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if your redemption brings the account balance below the initial minimum amount.

Exceptions: Redemption Requests That Require A Signature Guarantee

To protect you and the Evergreen Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee. The following circumstances require signature guarantees:


o        You are redeeming more than $50,000.                                               Who Can Provide A Signature
o        You want the proceeds transmitted to a bank account not listed on the account.     Guarantee:
o        You want the proceeds payable to anyone other than the registered owner(s) of      o  Commercial Bank
         the account.                                                                       o  Trust Company
o        Either your address or the address of your bank account has been changed within    o  Savings Association
         30 days.                                                                           o  Credit Union
o        The account is registered in the name of a fiduciary corporation or any other      o  Member of a U.S. stock
         organization.                                                                         exchange

In these cases, additional documentation is required:
  corporate accounts: certified copy of corporate resolution fiduciary accounts: copy of the power of attorney or other governing document

Other Services

Evergreen Express Line

1.800.346.3858

Use our automated, 24-hour service to check the value of your investment in a Fund; purchase, redeem or exchange Fund shares; find a Fund's price yield or total return; order a statement or duplicate tax form; or hear market commentary from Evergreen portfolio managers.

Automatic Reinvestment of Distributions

For the convenience of investors, all dividends and capital gains distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement.

Payroll Deduction (Class A, Class B and Class C only)
If you want to invest automatically through your paycheck, call us to find out how you can set up direct payroll deductions. The amounts deducted will be invested in your Fund account using the Electronic Funds Transfer System. We will provide the Fund account number. Your payroll department will let you know the date of the pay period when your investment begins.

Telephone Investment Plan

You may make additional investments electronically in an existing Fund account at amounts of not less than $100 or more than $10,000 per investment. Telephone requests received by 4 p.m. Eastern time will be invested the day the request is received.

Dividend Exchange

You may elect on the application to reinvest capital gains and/or dividends earned in one Evergreen fund into an existing account in another Evergreen fund in the same share class and same account name -- automatically. Please indicate on the application the Evergreen fund(s) into which you want to invest the distributions.

Reinstatement Privileges

Within 90 days of redemption, you may reestablish your investment at the current NAV by reinvesting some, or all, of your redemption proceeds into the same share class of any Evergreen fund. If a deferred sales charge was deducted from your redemption proceeds, the full amount of the deferred sales charge will be credited to your account at the NAV on the date of reinvestment and your deferred sales charge schedule will resume from the time of the original redemption.

The Tax Consequences of Investing in the fund

You may be taxed in two ways:

o On Fund distributions (dividends and capital gains) o On any profit you make when you sell any or all of your shares.

Fund Distributions

A mutual fund passes along to all of its shareholders the net income or profits it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. The Fund will distribute two types of taxable income to you:

|X| Dividends. To the extent that regular dividends are derived from investment income that is not tax-exempt or from short-term capital gains, you will have to include them in your federal taxable income. The Fund pays a semi-annual dividend from the dividends, interest and other income on the securities in which it invests.

|X| Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Fund generally distributes capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect securities held by the Fund for a year or less and are considered ordinary income just like dividends. Profits on securities held longer than 12 months are considered long-term capital gains and are taxed at a special tax rate (20% for most taxpayers).

The Fund's investment in underlying funds could affect the amount timing and character of distributions. See "Special Tax Considerations" in the Statement of Additional Information.

Dividend and Capital Gain Reinvestment

Unless you choose otherwise on the account application, all dividend and capital gain payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

We will send you a statement each January with the federal tax status of dividends and distributions paid by each Fund during the previous calendar year.

Profits You Realize When You Redeem Shares

When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. Investments in money market funds typically do not generate capital gains. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

Tax Reporting

Evergreen Service Company, LLC provides you with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale are reported on Form 1099B. You must report these on your tax return. Since the IRS receives a copy as well, you could pay a penalty if you neglect to report them.

Evergreen Service Company, LLC will send you a tax information guide each year during tax season, which may include a cost basis statement detailing the gain or loss on taxable transactions you had during the year. Please consult your own tax advisor for further information regarding the federal, state and local tax consequences of an investment in the Fund.

Retirement Plans

You may invest in the Fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

FEES and Expenses of the fund

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

Management Fee

The management fee pays for the normal expenses of managing the Fund, including portfolio manager salaries, research costs, corporate overhead expenses and related expenses.

12b-1 Fees

The Trustees of the Evergreen Funds have approved a policy to assess annual 12b-1 fees for of up to 0.75% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class B and Class C shares. However, currently the 12b-1 fees for Class A shares are limited to 0.25% of the average daily net assets of the class. These fees increase the cost of your investment. The purpose of the 12b-1 fees is to promote the sale of more shares of the Fund to the public. The Fund may use 12b-1 fees for advertising and marketing and as a "service fee" to the broker-dealers, banks and other financial institutions for additional shareholder services and/or the maintenance of accounts.

Other Expenses

Other expenses include miscellaneous fees from affiliated and outside service providers. These may include legal, audit, custodial and safekeeping fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences for which the shareholder pays no transaction fees.

Total Fund Operating Expenses

The total cost of running the Fund is called the expense ratio. As a shareholder, you are not charged these fees directly; instead they are taken out before the Fund's net asset value is calculated, and are expressed as a percentage of the Fund's average daily net assets. The effect of these fees is reflected in the performance results for that share class. Because these fees are "invisible," investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. There are three things to remember about expense ratios: (i) your total return in the Fund is reduced in direct proportion to the fees; (ii) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.00%; and (iii) a Fund's investment advisor may waive a portion of the fund's expenses for a period of time, reducing its expense ratio.

Underlying Fund Expenses

The Fund's shareholders indirectly bear the expenses of the underlying funds in which the Fund invests, which are estimated to be

---%.

The following chart shows the expense ratio for each of the underlying funds as of ________, as well as the percentage of the Fund's net assets invested in each fund as of _______.

  Underlying Fund     Expense Ratio     Percentage of
                                      Fund's net assets

OTHER FUND PRACTICES

The Fund is also indirectly subject to the following risks through its investments in the underlying funds.

The Fund may invest in futures and options which are forms of derivatives. Such practices are used to hedge a Fund's portfolio, to protect against market decline, to adjust the portfolio's duration, to maintain a Fund's exposure to its market, to manage cash or to attempt to increase income. Although this is intended to increase returns, these practices may actually reduce returns or increase volatility.

The Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of the Fund's shares will be affected by changes in exchange rates. To manage this risk, the Fund may enter into currency futures contracts and forward currency exchange contracts. Although, the Fund uses these contracts to hedge the U.S. dollar value of a security they already own, the Fund could lose money if they fail to predict accurately the future exchange rates. The Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if the Fund is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

 Please consult the Statement of Additional Information for more information regarding these and other investment practices used by the Fund, including risks.

Description of Underlying Funds
U.S. Equity Funds             Investment Goal/Strategy                                               Benchmark
GMO U.S. Core Fund            Seeks high total return through investment in U.S. equity              S&P 500 Index
                              securities.   Invests   primarily  in  the  equity
                              securities of at least 125  companies  chosen from
                              among the 600  companies  with the largest  equity
                              capitalization  and whose securities are listed on
                              a  United  States  national  securities  exchange.
                              Selects  stocks  based on factors such as price to
                              fair value, price to normalized earnings and price
                              momentum and then favors  sectors that it believes
                              represent  the best  long-term  values  within the
                              U.S. stock market.

GMO Value Fund                Seeks long-term capital growth primarily through investment in         Russell 1000 Value Index
                              equity securities.  Invests primarily in equity securities of companies chosen from the Russell 1000 Value Index, emphasizing large capitalization equity securities.  Focuses on issuers which it believes represent compelling values relative to their market prices.

GMO Intrinsic Value Fund      Seeks long-term capital growth.  Less emphasis on industry and         Russell 1000 Value Index
                              sector allocation, the Manager researches and evaluates individual companies. Stocks of companies with price to book ratios, price to sales ratios, price to fair values and cash flow yields that meet the Manager's criteria as undervalued or cheap are ranked highly.
                              Stocks ranked highly by more than one criterion are favored for selection.

GMO Growth Fund               Seeks long-term growth of capital.  Invests primarily in the equity    Russell 1000 Growth Index
                              securities of at least 125 companies chosen from among the 1,000 companies with the largest equity capitalization and whose securities are listed on a United States national securities exchange.  Selects stocks based on factors such as fair value, earnings and price momentum and then favors sectors that it believes represent the best long-term values within the U.S. stock market.

GMO REIT Fund                 Seeks high total return.  Seeks exposure to real estate investment     Morgan Stanley REIT Index
                              trusts ("REITsO), which are managed vehicles that invest in real estate or real estate-related assets, and other real estate-related companies. The Fund invests primarily in equity REITs and real estate related operating companies, which own real estate directly;
                              mortgage REITs, which make construction, development or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.  Selects REITs based on such factors as valuation, prospects for growth, quality of the balance sheet and management.

GMO Small Cap Value Fund      Seeks  long-term  growth of                                            Russell 2500 Value Index
                              capital.  Invests  primarily in the equity securities  of companies chosen from Russell 2500 Value Index.

GMO Small Cap Growth Fund     Seeks  long-term  growth of capital. Invests primarily in the equity   Russell 2500 Growth Index
                              securities of companies  chosen from the Russell 2500 Growth Index.

Fixed Income Funds

GMO Domestic Bond Fund        Seeks high total return.  Seeks exposure primarily to U.S.             Lehman Brothers
Fund                          government securities, including asset-backed securities issued by     Government Bond Index
                              U.S. government agencies, and may also seek exposure to other U.S.
                              dollar denominated fixed income investments, including
                              investment-grade bonds, convertible bonds and asset-backed securities of private issuers.  Intends to achieve this exposure directly, or indirectly by investing a significant portion of its assets in shares of the Alpha LIBOR Fund  (see description below).
                              The Fund's portfolio will generally have a duration of four (4) to six (6) years.

GMO Core Plus Bond Fund       Seeks high total return relative to its performance benchmark.         Lehman Brothers
                              Seeks exposure primarily to U.S. bond investments, but also adds to    Aggregate Bond Index
                              or subtracts from the return of its U.S. investments through exposure to foreign bond and currency markets.  Employs fundamental research techniques and quantitative applications to transfer valuation inefficiencies from the international bond and currency markets to a core U.S. bond portfolio.  Seeks to match the duration of, and produce returns similar to, the Fund's benchmark.

GMO International Bond Fund   Seeks high total  return.                                              J.P. Morgan Non-U.S.
                              Seeks exposure  primarily to                                           Government Bond Index
                              investment-grade   bonds  denominated  in  various
                              currencies.    Employs   Government   Bond   Index
                              fundamental  research  techniques in  quantitative
                              applications  to measure the value of the bond and
                              currency markets to determine currency and country
                              allocations.

GMO Currency Hedged           Seeks high total return.  Seeks exposure primarily to                  J.P. Morgan Non-U.S.
International Bond Fund       investment-grade bonds denominated in various currencies. Generally    Government Bond Index
                              attempts  to hedge its foreign  currency  exposure                     (Hedged)
                              such  that  net   exposure  to  foreign
                              currencies typically represents 20% or less of the
                              Fund's   overall   currency   exposure.    Employs
                              fundamental  research  techniques in  quantitative
                              applications  to measure the value of the bond and
                              currency  markets and uses these  applications  to
                              determine currency and country allocations.

GMO Global Bond Fund          Seeks high total return.   Seeks exposure primarily to                 J.P. Morgan Global
                              investment-grade bonds denominated in various currencies.  Employs     Government Bond Index
                              fundamental research techniques in quantitative applications to measure the value of the bond and currency markets and uses these applications to determine currency and country allocations.

GMO Short-Term Income Fund    Seeks to provide current income to the extent consistent with the      Salomon Smith Barney
                              preservation of capital and liquidity through exposure to a            3 Month T-Bill Index
                              portfolio of high-quality fixed income instruments.  May achieve this exposure directly, or indirectly by investing a substantial portion of its assets in the Alpha LIBOR Fund.  Seeks to maintain a duration of not greater than two years.

GMO Global Hedged Equity      Seeks high total return consistent with minimal exposure to general    Salomon Smith Barney
Fund                          equity market risk.  Invests primarily in shares of GMO U.S. Equity    3 Month T-Bill Index
                              Funds and GMO International Equity Funds described
                              above (the  "underlying  funds"),  or  directly in
                              equity securities of the type invested in by these
                              Funds.

GMO Inflation Indexed Bond    Seeks high total return.  Invests primarily in bonds                   Lehman Brothers
Fund                          that are indexed or otherwise  "linked" to general                     Treasury Inflation Notes
                              measures of inflation in the country of issue                          Index
                              ("inflation  indexed bonds").
                              May  also  seek  exposure  to other  fixed  income
                              securities  of both U.S.  and  foreign  issuers by
                              investing a  significant  portion of its assets in
                              the   Alpha   LIBOR   Fund,    by   investing   in
                              exchange-traded  and  over-the-counter  derivative
                              instruments   (including  to  create   "synthetic"
                              bonds),  and/or  by direct  investments.  Seeks to
                              identify  fixed income  investments  that,  in the
                              opinion of the Manager, represent favorable values
                              relative to their market prices.

GMO Emerging Country Debt     Seeks high total return.  Invests primarily in the Emerging Country    J.P. Morgan Emerging
Share Fund                    Debt Fund.  May also invest in cash and high quality money market      Markets Bond Index Global
                              instruments.

GMO Alpha LIBOR Fund          Seeks high total return comparable with the 3-month London Inter       J.P. Morgan U.S. 3-month
                              Bank Offer Rate ("LIBOR").  Seeks to achieve its objective by          Cash Index
                              investing primarily in relatively high quality, low volatility fixed income instruments.  Is non-diversified.  Generally has a
                              dollar-weighted portfolio duration of zero to two years.
International Equity Funds

GMO International             Seeks high total return.  Invests primarily in equity securities of    MSCI EAFE Index
Disciplined Equity Fund       non-U.S. issuers chosen from among the companies in developed markets  that are  listed in the MSCI  Perspective
                              publication,      which     generally     includes
                              approximately  2,500  issuers  in  the  MSCI  EAFE
                              universe   and   Canadian   companies.   Uses   an
                              optimization   process  to  allocate   investments
                              between  issuers  based on  growth,  quality,  and
                              valuation style factors.

GMO International Intrinsic   Seeks high total return through investment in equity securities of     Salomon Smith Barney PMI
Value Fund                    non-U.S. issuers.  Invests primarily in equity securities of           Value EPAC Index
                              non-U.S.  issuers  chosen from among the companies
                              in  developed  markets that are listed in the MSCI
                              Perspective publication,  which generally includes
                              approximately  2,500  issuers  in  the  MSCI  EAFE
                              universe and Canadian companies.

GMO International Growth      Seeks high total return.  Invests primarily in equity securities of    Salomon Smith Barney PMI
Fund                          non-U.S. issuers chosen from among the companies in developed          Value EPAC Index
                              markets  that are  listed in the MSCI  Perspective
                              publication,      which     generally     includes
                              approximately  2,500  issuers  in  the  MSCI  EAFE
                              universe and Canadian companies. Broad exposure to
                              the  growth  sector  of the  international  equity
                              market.

GMO Currency Hedged           Seeks high total return.  Invests primarily in the International       MSCI EAFE Index (Hedged)
International Equity Fund     Disciplined Equity Fund, International Intrinsic Value Fund and
                              International  Growth  Fund and  other  GMO  Funds
                              (collectively,   "underlying  funds").   Allocated
                              among the underlying  Funds based on the Manager's
                              analysis of the relative  attractiveness  of value
                              versus growth investing styles, measured primarily
                              by  the  discount  at  which  value  stocks  trade
                              relative to growth stocks generally, as well as on
                              the Manager's  predicted returns of the two styles
                              in the markets.

GMO Foreign Fund              Seeks high total return.  Invests primarily in the equity securities   MSCI EAFE Index
                              of companies chosen from companies listed outside the U.S., including any of the 4,000 companies in developed and emerging markets listed in the MSCI database.  Evaluates stocks by examining value factors such as price to earnings, price to book, price to cash flow and yield and then focuses on the companies that rank attractively in these four categories and makes selections based on research including a review of the sector/industry, publicly available company information, fundamental analysis and discussions with company management.

GMO Emerging Country Debt     Seeks high total return.  Seeks to achieve its objective by            J.P. Morgan Emerging
Fund                          investing primarily in sovereign debt of developing countries in       Markets Bond Index Global
                              Asia, Latin America,  the Middle East,  Africa and
                              Europe ("Emerging Countries"). Employs a bottom-up
                              approach  to  examining   Emerging   Country  debt
                              issues, and uses quantitative applications to take
                              advantage of valuation  inefficiencies in Emerging
                              Country debt markets.

GMO Foreign Small Companies   Seeks high total return. May have market capitalizations that are      Salomon Smith Barney EMI
Fund                          larger or smaller than companies in this universe.  Defines "smaller   World ex-U.S. Index
                              companies"  to  include  the  bottom  30%  of  the
                              companies  in that  country as  measured  by total
                              market capitalization.

GMO International Small       Seeks high total return.  Invests primarily in equity securities of    Salomon Smith Barney EMI
Companies Fund                non-U.S. issuers chosen from among the companies in developed          World ex-U.S. Index
                              markets  that are  listed in the MSCI  Perspective
                              publication,      which     generally     includes
                              approximately  2,500  issuers  in  the  MSCI  EAFE
                              universe  and  Canadian  companies,  and  that are
                              among  the   smallest   70%  in  terms  of  market
                              capitalization for each country.

GMO Emerging Markets Fund     Seeks  high total  return.                                             IFC Investable Index
                              Invests  primarily  in the equity  securities
                              of companies that make up the IFC
                              and MSCI emerging markets databases,  and that are
                              deemed to be emerging  or frontier  markets by the
                              World Bank.

GMO Evolving Countries Fund   Seeks high total return.                                               IFC Investable Index
                              Invests  primarily  in the equity  securities
                              of companies that make up the IFC
                              and MSCI emerging markets databases,  and that are
                              deemed to be emerging  or frontier  markets by the
                              World Bank.

GMO Asia Fund                 Seeks high total return.  Invests primarily in equity securities of    GMO Asia 7 Index
                              companies traded in Asian countries other than Japan.                  composed of the IFC
                                                                                                     Investable Country
                                                                                                     Indexes

Each of the underlying  funds is subject to some or all of the risks detailed at the front of this prospectus under "Overview of Fund Risks." For a more detailed
explanation  of  each  underlying  fund's  principal   investments,   investment
methodology  and risks,  as well as  definition  of each Fund's  benchmark,  see
"Underlying Funds" in the Statement of Additional Information.

                                      Notes

Evergreen Funds
Cash Management Money Market Fund
Institutional Money Market Funds
Institutional Money Market Fund
Institutional Municipal Money Market Fund
Institutional Treasury Money Market Fund
Institutional 100% Treasury Money Market Fund
Institutional U.S. Government Money Market Fund
Prime Cash Management Money Market Fund

Money Market Funds
California Municipal Money Market Fund
Florida Municipal Money Market Fund
Money Market Fund
Municipal Money Market Fund
New Jersey Municipal Money Market Fund
New York Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Treasury Money Market Fund
U.S. Government Money Market Fund

State Municipal Bond Funds
Connecticut  Municipal Bond Fund
Florida High Income Municipal  Bond Fund
Florida  Municipal  Bond Fund
Georgia  Municipal  Bond Fund
Maryland  Municipal  Bond Fund
New Jersey  Municipal  Bond Fund
North  Carolina Municipal Bond Fund
Pennsylvania  Municipal Bond Fund
South Carolina  Municipal Bond Fund
Virginia Municipal Bond Fund

National Municipal Bond Funds
High Grade Municipal Bond Fund
High Income Municipal Bond Fund
Intermediate Municipal Bond Fund
Municipal Bond Fund
Short-Intermediate Municipal Bond Fund

Short and Intermediate Term Bond Funds
Adjustable Rate Fund
Limited Duration Fund
Short-Intermediate Municipal Bond Fund

Intermediate and Long Term Bond Funds
Core Bond Fund
Diversified Bond Fund
Fixed Income Fund II
High Yield Bond Fund
Select High Yield Bond Fund
Strategic Income Fund
U.S. Government Fund

Balanced Funds
Balanced Fund
Foundation Fund
Select Balanced Fund
Tax Strategic Foundation Fund

Growth and Income Funds
Blue Chip Fund
Equity Income Fund
Equity Index Fund
Growth and Income Fund
Small Cap Value Fund
Strategic Value Fund
Value Fund

Domestic Growth Funds
Aggressive  Growth Fund
Capital Growth Fund
Evergreen Fund
Emerging Growth Fund
Growth Fund
Large  Company  Growth Fund
Masters Fund
Omega Fund
Premier 20 Fund
Select Small Cap Growth Fund
Select  Strategic  Growth Fund
Special Equity Fund
Stock Selector Fund
Tax Strategic Equity Fund

Sector Funds
Health Care Fund
Technology Fund
Utility and Telecommunications Fund

Global and International Funds
Emerging Markets Growth Fund
Global Leaders Fund
Global Opportunities Fund
International Bond Fund
International Growth Fund
Precious Metals Fund

1. Evergreen Express  Line  Call  1.800.346.3858  24  hours  a day to
         o check  your account o order a statement
         o get a Fund's current price, yield and total return
         o buy, redeem or exchange Fund shares

2.       Shareholder Services
         Call 1.800.343.2898

         Monday through Friday, 8 a.m. to 6 p.m.
         Eastern time to
         o buy, redeem or exchange shares
         o order applications
         o get assistance with your account

3.       Information Line for Hearing and Speech Impaired (TTY/TDD)
         Call 1.800.343.2888
         Monday through Friday, 8 a.m. to 6 p.m. Eastern time

4.       Write us a letter
         Evergreen Funds
         P.O. Box 8400
         Boston, MA  02266-8400
         o to buy, redeem or exchange shares
         o to change the registration on your account
         o for general correspondence


5.       For express, registered or certified mail
         Evergreen Funds
         66 Brooks Drive, Suite 8400
         Braintree, MA 02184-3800

6.       Visit us on-line
         EvergreenInvestments.com

7.       Regular communications you will receive

         Account Statements --You will receive quarterly statements for each Fund you invest in. Please review and promptly notify Evergreen Funds of any inaccuracies.

         Confirmation Notices -- We send a confirmation of transactions, other than SIP and SWP transactions, you make within five days. Please review and promptly notify Evergreen Funds of any inaccuracies.

         Annual and Semi-annual Reports --You will receive a detailed financial report on each Fund you invest in twice a year.

         Tax Forms -- Each January you will receive any Fund tax information you need to include in your tax returns as well as the Evergreen Tax Information Guide.

For More Information About the Evergreen Asset Allocation Fund, Ask for:

The Statement of Additional Information (SAI), which contains more detailed information about the policies and procedures of the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

For questions, other information, or to request a copy, without charge, of any of the documents, call 1.800.343.2898 or ask your investment professional. We will mail material within three business days. In addition, this document may be downloaded off our website at EvergreenInvestments.com.

Information about the Fund (including the SAI) is also available on the SEC's Internet web site at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic requests at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.942.8090.

                           Evergreen Distributor, Inc.

                                 90 Park Avenue

                            New York, New York 10016

                                                        SEC File No.: 811-08553

                                   GMO TRUST
                                   PROSPECTUS

                                   GMO TRUST

             SUPPLEMENT TO GMO TRUST PROSPECTUS DATED JUNE 30, 2002

GMO International Core Plus Allocation Fund

         In addition to those Funds identified in the Trust's Prospectus dated June 30, 2002, the Trust is also authorized to issue shares of an additional series, the GMO International Core Plus Allocation Fund ("ICPA"). A Post-Effective Amendment to the Trust's registration statement relating to the creation of ICPA was initially filed with the Securities and Exchange Commission on December 5, 1997, and became effective on February 18, 1998. The ICPA has not yet commenced operations.

         ICPA is a "fund of funds" that will invest primarily in other Funds of the Trust ("underlying Funds"). ICPA will be managed by Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). Although GMO will not receive any fees for providing investment management services to ICPA, it will receive investment management fees from the underlying GMO Trust Funds in which ICPA invests. The fees and expenses associated with an investment in ICPA are as follows:


       GMO       Purchase and
    Fund Name    Redemption Fees             Annual Operating Expenses
                 (fees paid directly to      (expenses that are deducted from Fund assets)
                 Fund at purchase or
                 redemption)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                       Total
                 Cash            Redemption     Inv.       Shareholder    Other        Operating     Expense            Net
                 Purchase        Fees (as a     Mgmt.      Service        Expenses(3)  Expenses(3)   Reimbursement(3)   Expenses
                 Premium         percentage     Fees       Fee(2)
                 (as a           of amount      after
                 percentage      redeemed(1))   Fee
                 of amount                      Waiver(3)
                 invested(1))
ICPA FUND(6)

Class I          .65%(5)         .11%(5)        .00%(6)     .13%(6)       .05%(4,6)    .18%(6)       .05%               0.13%

Class II         .65%(5)         .11%(5)        .00%(6)     .07%(6)       .05%(4,6)    .12%(6)       .05%               0.07%

Class III        .65%(5)         .11%(5)        .00%(6)     .00%(6)       .05%(4,6)    .05%(6)       .05%               0.00%



                                                  Examples

                                           You would     You would
                                           pay the       pay the
                                           following     following
                                           expenses      expenses
                                           on a          on the
                                           $10,000       same
                                           investment    investment
                                           assuming      assuming no
                                           5% annual     redemption:
                                           return
                                           with
                                           redemption
                                           at the
                                           end of
                                           each time
                                           period:
---------------------------------------------------------------------
ICPA FUND(6)                               1      3       1      3
                                           Yr.    Yr.     Yr.    Yr.

Class I                                    $90   $120    $80   $110

Class II                                   $80   $100    $70   $90

Class III                                  $80   $80     $70   $70

NOTES TO SCHEDULE OF FEES AND EXPENSES


1. Purchase premiums and redemption fees are paid to and retained by the Fund to allocate portfolio transaction costs caused by shareholder activity to the shareholder generating the activity. Purchase premiums apply only to cash purchases. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, the purchase premium or redemption fee charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived if the Manager determines the Fund is either substantially overweighed or underweighted in cash so that a redemption or purchase will not require a securities transaction.

2. Shareholder Service Fee ("SSF") paid to GMO for providing client services and reporting services. The level of SSF is the sole economic distinction between the various classes of Fund shares. A lower SSF for larger investments reflects that the cost of servicing client accounts is lower for larger accounts when expressed as a percentage of the account.

3. The Manager has contractually agreed to reimburse ICPA for certain Fund expenses through June 30, 2003 to the extent that ICPA's total annual operating expenses (excluding Shareholder Service Fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses of the independent trustees, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) would otherwise exceed 0.00% of ICPA's average daily net assets.

4.       Based on estimated amounts for the Fund's first fiscal year.

5. ICPA invests in various other Funds with different levels of purchase premiums and redemption fees, which reflect the trading costs of different asset classes. Therefore, ICPA's purchase premium and redemption fee has been set as the weighted average of the premiums and fees, respectively, of the underlying Funds in which ICPA expects to invest. The amount of purchase premium and redemption fee for ICPA will be adjusted approximately annually based on underlying Funds owned by ICPA during the prior year. The Manager may, but is not obligated to, adjust the purchase premium and/or redemption fee for ICPA more frequently if the Manager believes in its discretion that circumstances warrant.

6. ICPA invests primarily in other Funds of the Trust (referred to here as "underlying Funds"). Therefore, in addition to the fees and expenses directly incurred by ICPA (which are shown in the Schedule of Fees and Expenses), ICPA will also incur fees and expenses indirectly as a shareholder of the underlying Funds. Because the underlying Funds have varied expense and fee levels and ICPA may own different proportions of underlying Funds at different times, the amount of fees and expenses indirectly incurred by ICPA will vary. The Manager believes that, under normal market conditions, the total amount of fees and expenses that will be indirectly incurred by ICPA because of investment in underlying Funds will fall within the ranges set forth below:

    FUND                         LOW              TYPICAL             HIGH

    ICPA                         .71%              .74%                .77%


         ICPA is a diversified portfolio that seeks high total return. The principal strategy ICPA will employ in pursuit of its objective will be to invest in Class III Shares of other Funds of the Trust, particularly the GMO International Intrinsic Value Fund and the GMO Emerging Countries Fund. The principal risks of an investment in ICPA include all of the principal risks of a direct investment in each underlying Fund in which ICPA invests. For a discussion of the principal risks of each underlying Fund, please see "Principal Risks" in the Trust's Prospectus.

                   MULTIPLE CLASSES - SUPPLEMENTAL INFORMATION

CLASS DESIGNATIONS

         In addition to the classes of shares identified in the Prospectus as being currently offered by each Fund of the Trust, each Fund of the Trust may also from time to time issue one or more of the following classes of shares:
Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares and Class M Shares. Exhibit A to this Prospectus Supplement identifies the classes each Fund may offer. Each class of shares of a Fund will represent interests in the same portfolio of investments and, except as described herein, shall have the same rights and obligations as each other class of shares of such Fund. The sole economic difference among the various classes of shares is the level of Shareholder Service Fee that the classes bear for client and shareholder service, reporting and other support. The existence of multiple classes reflects the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the Shareholder Service Fee is lower for classes where eligibility criteria require greater total assets under GMO's management. Class M shares are subject to a Rule 12b-1 fee and an administration fee.

         Each class of shares that is not presently being offered shall be subject to such investment minimums and other eligibility requirements as shall be set forth in the Trust's prospectus or statement of additional information prior to the commencement of sale of such shares (the "Prospectus"). Each such class will bear the same purchase premium and redemption fees, if any, assessed by the class(es) of shares of the relevant Fund currently being offered.

CLASS ELIGIBILITY

         Class eligibility is generally dependent on the size of the client's total account under the management of Grantham, Mayo, Van Otterloo & Co. LLC, the Trust's investment adviser (referred to herein as "GMO," the "Manager" or the "Adviser"), as described from time to time in the Prospectus. Investors purchasing through third party intermediaries will be eligible to purchase Class M shares.

         Eligibility requirements for classes of shares currently offered by the Trust are set forth in the Prospectus. Eligibility requirements for classes of shares not currently being offered will be established and disclosed in the Prospectus prior to the offering of such shares. The Manager will make all determinations as to aggregation of client accounts for purposes of determining eligibility.

CLASS CHARACTERISTICS

         The sole difference among the various classes of shares is the level of shareholder service fee ("Shareholder Service Fee") borne by the class for client and shareholder service, reporting and other support provided to such class by GMO. The Shareholder Service Fee borne by each class of shares of each Fund is set forth in Exhibit A hereto. The expenses associated with an investment in any of the classes currently being offered by a Fund are described in detail in the Prospectus under "Fees and Expenses."

         Investors should be aware that, because of the different Shareholder Service Fee borne by each class of shares of a particular Fund, the net annual fund operating expenses associated with an investment in Class I Shares or Class II Shares of a Fund will typically be 0.13% higher and 0.07% higher, respectively, than an investment in Class III Shares of the same Fund. As a result, the total return earned by an investment in Class I or Class II Shares of a Fund will always be lower than the total return earned by Class III Shares of the same Fund. Similarly, an investor in Class IV, Class V, Class VI, Class VII and Class VIII Shares can expect to pay lower net annual fund operating expenses and earn correspondingly higher returns than an investor in Class III Shares of the same Fund over the same period.

         The multiple class structure reflects the fact that, as the size of the client relationship increases, the cost to service that relationship is expected to decrease as a percentage of the account. Thus, the Shareholder Service Fee is lower for classes for which eligibility criteria generally require greater assets under GMO's management.

         All classes of shares of a Fund bear the same level of purchase premium and/or redemption fee, if any.

CONVERSION AND EXCHANGE FEATURES

         Conversion and exchange features for classes of shares currently offered by the Trust are set forth in the Prospectus. Conversion and exchange features for classes of shares not currently being offered will be established and disclosed in the Prospectus prior to the offering of such shares.

EXHIBIT II - SERVICE FEE SCHEDULE

CLASS I SHARES

                                    FUND                                                      SERVICE FEE
                                    ----                                                      -----------

GMO U.S. Core Fund                                                                               0.28%

GMO Tobacco-Free Core Fund                                                                       0.28%

GMO Value Fund                                                                                   0.28%

GMO Growth Fund                                                                                  0.28%

GMO U.S. Sector Fund                                                                             0.28%

GMO Small Cap Value Fund                                                                         0.28%

GMO Small Cap Growth Fund                                                                        0.28%

GMO Real Estate Fund                                                                             0.28%

GMO International Intrinsic Value Fund                                                           0.28%

GMO Currency Hedged International Equity Fund                                                    0.28%

GMO Foreign Fund                                                                                 0.28%

GMO Core Plus Bond Fund                                                                          0.28%

GMO International Small Companies Fund                                                           0.28%

GMO Emerging Markets Fund                                                                        0.28%

GMO Domestic Bond Fund                                                                           0.28%

GMO Global Hedged Equity Fund                                                                    0.28%

GMO International Bond Fund                                                                      0.28%

GMO Currency Hedged International Bond Fund                                                      0.28%

GMO Global Bond Fund                                                                             0.28%

GMO Emerging Country Debt Fund                                                                   0.28%

GMO Inflation Indexed Bond Fund                                                                  0.28%

GMO Emerging Countries Fund                                                                      0.28%

GMO Asia Fund                                                                                    0.28%

GMO Tax-Managed U.S. Equities Fund                                                               0.28%

GMO Tax-Managed International Equities Fund                                                      0.28%

GMO International Equity Allocation Fund                                                         0.13%

GMO Global (U.S.+) Equity Allocation Fund                                                        0.13%

EXHIBIT II - SERVICE FEE SCHEDULE

CLASS I SHARES

                                    FUND                                                      SERVICE FEE
                                    ----                                                      -----------

GMO World Balanced Allocation Fund                                                               0.13%

GMO Global Balanced Allocation Fund                                                              0.13%

GMO International Core Plus Allocation Fund                                                      0.13%

                                    FUND                                                      SERVICE FEE
                                    ----                                                      -----------
GMO U.S. Core Fund                                                                               0.22%

GMO Tobacco-Free Core Fund                                                                       0.22%

GMO Value Fund                                                                                   0.22%

GMO Growth Fund                                                                                  0.22%

GMO U.S. Sector Fund                                                                             0.22%

GMO Small Cap Value Fund                                                                         0.22%

GMO Small Cap Growth Fund                                                                        0.22%

GMO Real Estate Fund                                                                             0.22%

GMO International Growth Fund                                                                    0.22%

GMO International Intrinsic Value Fund                                                           0.22%

GMO International Disciplined Equity Fund                                                        0.22%

GMO Currency Hedged International Equity Fund                                                    0.22%

GMO Foreign Fund                                                                                 0.22%

GMO Core Plus Bond Fund                                                                          0.22%

GMO International Small Companies Fund                                                           0.22%

GMO Emerging Markets Fund                                                                        0.22%

GMO Domestic Bond Fund                                                                           0.22%

GMO Global Hedged Equity Fund                                                                    0.22%

GMO International Bond Fund                                                                      0.22%

GMO Currency Hedged International Bond Fund                                                      0.22%

GMO Global Bond Fund                                                                             0.22%

GMO Emerging Country Debt Fund                                                                   0.22%

GMO Inflation Indexed Bond Fund                                                                  0.22%

EXHIBIT II - SERVICE FEE SCHEDULE


GMO Emerging Countries Fund                                                                      0.22%

GMO Asia Fund                                                                                    0.22%

GMO Tax-Managed U.S. Equities Fund                                                               0.22%

GMO Tax-Managed International Equities Fund                                                      0.22%

GMO International Equity Allocation Fund                                                         0.07%

GMO Global (U.S.+) Equity Allocation Fund                                                        0.07%

GMO World Balanced Allocation Fund                                                               0.07%

GMO Global Balanced Allocation Fund                                                              0.07%

GMO International Core Plus Allocation Fund                                                      0.07%


CLASS III SHARES

                                    FUND                                                      SERVICE FEE
                                    ----                                                      -----------
GMO U.S. Core Fund                                                                               0.15%

GMO Tobacco-Free Core Fund                                                                       0.15%

GMO Value Fund                                                                                   0.15%

GMO Growth Fund                                                                                  0.15%

GMO U.S. Sector Fund                                                                             0.15%

GMO Small Cap Value Fund                                                                         0.15%

GMO Small Cap Growth Fund                                                                        0.15%

GMO Real Estate Fund                                                                             0.15%

GMO International Disciplined Equity Fund                                                        0.15%

GMO International Intrinsic Value Fund                                                           0.15%

GMO International Growth Fund                                                                    0.15%

GMO Core Plus Bond Fund                                                                          0.15%

GMO International Small Companies Fund                                                           0.15%

GMO Emerging Markets Fund                                                                        0.15%

GMO Domestic Bond Fund                                                                           0.15%

GMO Short-Term Income Fund                                                                       0.15%

GMO Global Hedged Equity Fund                                                                    0.15%

GMO International Bond Fund                                                                      0.15%

EXHIBIT II - SERVICE FEE SCHEDULE


GMO Currency Hedged International Bond Fund                                                      0.15%

GMO Global Bond Fund                                                                             0.15%

GMO Emerging Country Debt Fund                                                                   0.15%

GMO Emerging Countries Fund                                                                      0.15%

GMO Inflation Indexed Bond Fund                                                                  0.15%

GMO Asia Fund                                                                                    0.15%

GMO Tax-Managed U.S. Equities Fund                                                               0.15%

GMO Tax-Managed International Equities Fund                                                      0.15%

GMO International Equity Allocation Fund                                                         0.00%

GMO Global (U.S.+) Equity Allocation Fund                                                        0.00%

GMO World Balanced Allocation Fund                                                               0.00%

GMO Global Balanced Allocation Fund                                                              0.00%

GMO International Core Plus Allocation Fund                                                      0.00%

GMO Emerging Country Debt Share Fund                                                             0.00%


CLASS IV SHARES

                                    FUND                                                      SERVICE FEE
                                    ----                                                      -----------
GMO U.S. Core Fund                                                                               0.105%

GMO Tax-Managed U.S. Equities Fund                                                               0.105%

GMO Tobacco-Free Core Fund                                                                       0.12%

GMO Value Fund                                                                                   0.095%

GMO Growth Fund                                                                                  0.12%

GMO U.S. Sector Fund                                                                             0.12%

GMO Small Cap Value Fund                                                                         0.12%

GMO Small Cap Growth Fund                                                                        0.12%

GMO Real Estate Fund                                                                             0.12%

GMO International Disciplined Equity Fund                                                        0.09%

GMO International Intrinsic Value Fund                                                           0.09%

GMO International Growth Fund                                                                    0.09%

GMO Tax-Managed International Equities Fund                                                      0.09%

EXHIBIT II - SERVICE FEE SCHEDULE


GMO Currency Hedged International Equity Fund                                                    0.09%

GMO Foreign Fund                                                                                 0.09%

GMO International Small Companies Fund                                                           0.11%

GMO Emerging Markets Fund                                                                        0.105%

GMO Domestic Bond Fund                                                                           0.13%

GMO Core Plus Bond                                                                               0.13%

GMO International Bond Fund                                                                      0.13%

GMO Global Bond Fund                                                                             0.13%
GMO Currency Hedged International Bond Fund                                                      0.13%

GMO Emerging Country Debt Fund                                                                   0.10%

GMO Global Hedged Equity Fund                                                                    0.13%

GMO Inflation Indexed Bond Fund                                                                  0.13%

GMO Emerging Countries Fund                                                                      0.10%

GMO Asia Fund                                                                                    0.105%


CLASS V SHARES

                                    FUND                                                      SERVICE FEE
                                    ----                                                      -----------

GMO U.S. Core Fund                                                                               0.09%

GMO Tobacco-Free Core Fund                                                                       0.09%

GMO Value Fund                                                                                   0.09%

GMO Growth Fund                                                                                  0.09%

GMO U.S. Sector  Fund                                                                            0.09%

GMO Small Cap Value Fund                                                                         0.09%

GMO Small Cap Growth Fund                                                                        0.09%

GMO Real Estate Fund                                                                             0.09%

GMO International Intrinsic Value Fund                                                           0.07%

GMO Currency Hedged International Equity Fund                                                    0.07%

GMO Foreign Fund                                                                                 0.10%

GMO International Small Companies Fund                                                           0.07%

GMO Emerging Markets Fund                                                                        0.05%

EXHIBIT II - SERVICE FEE SCHEDULE

GMO Domestic Bond Fund                                                                           0.12%

GMO Core Plus Bond Fund                                                                          0.12%

GMO International Bond Fund                                                                      0.12%

GMO Currency Hedged International Bond Fund                                                      0.12%

GMO Global Bond Fund                                                                             0.12%

GMO Emerging Country Debt Fund                                                                   0.12%

GMO Global Hedged Equity Fund                                                                    0.12%

GMO Inflation Indexed Bond Fund                                                                  0.12%

GMO Emerging Countries Fund                                                                      0.05%


CLASS VI SHARES

                                    FUND                                                      SERVICE FEE
                                    ----                                                      -----------
GMO U.S. Core Fund                                                                               0.07%

GMO Tobacco-Free Core Fund                                                                       0.07%

GMO Value Fund                                                                                   0.07%

GMO Growth Fund                                                                                  0.07%

GMO U.S. Sector Fund                                                                             0.07%

GMO Small Cap Value Fund                                                                         0.07%

GMO Small Cap Growth Fund                                                                        0.07%

GMO Real Estate Fund                                                                             0.07%

GMO International Intrinsic Value Fund                                                           0.04%

GMO Currency Hedged International Equity Fund                                                    0.04%

GMO Foreign Fund                                                                                 0.08%

GMO International Small Companies Fund                                                           0.04%

GMO Emerging Markets Fund                                                                        0.02%

GMO Domestic Bond Fund                                                                           0.10%

GMO Core Plus Bond Fund                                                                          0.10%

GMO International Bond Fund                                                                      0.10%

GMO Currency Hedged International Bond Fund                                                      0.10%

GMO Global Bond Fund                                                                             0.10%

EXHIBIT II - SERVICE FEE SCHEDULE

GMO Emerging Country Debt Fund                                                                   0.10%

GMO Global Hedged Equity Fund                                                                    0.10%

GMO Inflation Indexed Bond Fund                                                                  0.10%

GMO Emerging Countries Fund                                                                      0.02%



CLASS VII SHARES

                                    FUND                                                      SERVICE FEE
                                    ----                                                      -----------
GMO Core Plus Bond Fund                                                                          0.06%

GMO International Bond Fund                                                                      0.06%

GMO Currency Hedged International Bond Fund                                                      0.06%

GMO Global Bond Fund                                                                             0.06%

CLASS VIII SHARES

                                    FUND                                                      SERVICE FEE
                                    ----                                                      -----------
GMO Core Plus Bond Fund                                                                          0.01%

GMO International Bond Fund                                                                      0.01%

GMO Currency Hedged International Bond Fund                                                      0.01%

GMO Global Bond Fund                                                                             0.01%

GMO TRUST                                                             Prospectus
                                                                   June 30, 2002

GMO TRUST OFFERS A BROAD SELECTION
OF INVESTMENT ALTERNATIVES TO INVESTORS.

U.S. EQUITY FUNDS

- U.S. Core Fund
- Tobacco-Free Core Fund
- Value Fund
- Intrinsic Value Fund
- Growth Fund
- Small Cap Value Fund
- Small Cap Growth Fund

- Real Estate Fund

- Tax-Managed U.S. Equities Fund
- Tax-Managed Small Companies Fund

FIXED INCOME FUNDS
- Domestic Bond Fund
- Core Plus Bond Fund
- International Bond Fund
- Currency Hedged International Bond Fund
- Global Bond Fund
- Emerging Country Debt Fund

- Emerging Country Debt Share Fund

- Short-Term Income Fund
- Global Hedged Equity Fund

- Inflation Indexed Bond Fund


INTERNATIONAL EQUITY FUNDS
- International Disciplined Equity Fund
- International Intrinsic Value Fund
- International Growth Fund
- Currency Hedged International Equity Fund
- Foreign Fund
- Foreign Small Companies Fund
- International Small Companies Fund
- Emerging Markets Fund
- Emerging Countries Fund
- Asia Fund
- Tax-Managed International Equities Fund

ASSET ALLOCATION FUNDS
- International Equity Allocation Fund

- World Balanced Allocation Fund

- Global (U.S.+) Equity Allocation Fund
- Global Balanced Allocation Fund
- U.S. Sector Fund

Information about other funds offered by GMO Trust is contained in separate prospectuses.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
FUND OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS...........................................     1
  U.S. Equity Funds.........................................     2
     U.S. Core Fund.........................................     2
     Tobacco-Free Core Fund.................................     4
     Value Fund.............................................     6
     Intrinsic Value Fund...................................     8
     Growth Fund............................................    10
     Small Cap Value Fund...................................    12
     Small Cap Growth Fund..................................    14
     Real Estate Fund.......................................    16
     Tax-Managed U.S. Equities Fund.........................    18
     Tax-Managed Small Companies Fund.......................    20
  International Equity Funds................................    22
     International Disciplined Equity Fund..................    22
     International Intrinsic Value Fund.....................    24
     International Growth Fund..............................    26
     Currency Hedged International Equity Fund..............    28
     Foreign Fund...........................................    30
     Foreign Small Companies Fund...........................    32
     International Small Companies Fund.....................    34
     Emerging Markets Fund..................................    36
     Emerging Countries Fund................................    38
     Asia Fund..............................................    40
     Tax-Managed International Equities Fund................    42
  Fixed Income Funds........................................    44
     Domestic Bond Fund.....................................    44
     Core Plus Bond Fund....................................    46
     International Bond Fund................................    48
     Currency Hedged International Bond Fund................    50
     Global Bond Fund.......................................    52
     Emerging Country Debt Fund.............................    54
     Emerging Country Debt Share Fund.......................    56
     Short-Term Income Fund.................................    58
     Global Hedged Equity Fund..............................    60
     Inflation Indexed Bond Fund............................    62
  Asset Allocation Funds....................................    64
     International Equity Allocation Fund...................    64
     World Balanced Allocation Fund.........................    66
     Global (U.S.+) Equity Allocation Fund..................    68
     Global Balanced Allocation Fund........................    70
     U.S. Sector Fund.......................................    72
DESCRIPTION OF PRINCIPAL RISKS..............................    74
MANAGEMENT OF THE TRUST.....................................    80
DETERMINATION OF NET ASSET VALUE............................    81
HOW TO PURCHASE SHARES......................................    82
HOW TO REDEEM SHARES........................................    83
MULTIPLE CLASSES............................................    84
DISTRIBUTIONS AND TAXES.....................................    85
FINANCIAL HIGHLIGHTS........................................    88
INVESTMENT BY CERTAIN FUNDS IN GMO ALPHA LIBOR FUND.........   113
ADDITIONAL INFORMATION..................................back cover
SHAREHOLDER INQUIRIES...................................back cover
DISTRIBUTOR.............................................back cover

                                  SUMMARIES OF

      FUND OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS



     The following summaries describe each Fund's investment objective, principal investment strategies and principal risks. Each Fund may make other investments and engage in other investment strategies that are not specifically described in the summaries. More information about each Fund's possible investments and strategies is set forth in the Statement of Additional Information. See the back cover of this Prospectus for information about how to receive the Statement of Additional Information. Unless described as fundamental in this Prospectus or in the Statement of Additional Information, each Fund's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. The investment objectives of the U.S. Core Fund, Value Fund, Growth Fund, Short-Term Income Fund and the International Intrinsic Value Fund are fundamental.



     In many of the Fund summaries that follow, it is noted that a particular Fund will typically make "investments" in a particular type of security or other asset. Investors should understand that when used in this Prospectus, the word "investments" includes both direct and indirect investments. Examples of indirect investments include exposure to the relevant asset type through investments in another Fund and/or through the use of derivatives and other synthetic instruments with economic characteristics similar to the relevant asset type.



     Certain Funds have adopted a policy of investing at least 80% of their assets in certain types of investments, industries, countries, or geographic regions (each policy, a "Name Policy"), as set forth in such Funds' "Principal investment strategies." Each such Fund will not change its Name Policy without providing its shareholders with at least 60 days' prior written notice. When used in connection with a Fund's Name Policy, the Manager defines "assets" to include the Fund's net assets plus any borrowings made for investment purposes. In addition, in Name Policies that provide that a Fund will invest in certain countries or geographic regions, it is noted that the Fund's investments will be "tied economically" to such country or region. For purposes of this Prospectus, an investment is "tied economically" to a particular country or region if it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or region, or has at least 50% of its assets in such country or region. This exposure may be achieved directly or indirectly, as described in the previous paragraph.



     Investing in mutual funds involves risk. Each Fund is subject to certain risks based on the types of investments in the Fund's portfolio and on the investment strategies the Fund employs. A summary of each Fund's principal risks is included in the following summaries. Investors should refer to the DESCRIPTION OF PRINCIPAL RISKS at page 74 of this Prospectus for a more detailed discussion of the principal risks of investing in the Funds. Each Fund may be exposed to risks in addition to the principal risks described in this Prospectus. See the Statement of Additional Information for additional information about the risks of specific Fund investments and strategies. Funds described in this Prospectus may not be available for purchase in all states. This Prospectus is not an offering in any state where an offering may not lawfully be made.


It is important for you to note:

     - You may lose money on an investment in a Fund.

     - An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     - By itself, no Fund constitutes a complete investment program.

                               U.S. EQUITY FUNDS
 GMO U.S. CORE FUND
Fund Inception Date: 9/18/85

                                                                            FUND CODES
                                                              --------------------------------------
                                                                         Ticker  Symbol     Cusip
                                                                         ------  ------  -----------
                                                              Class II   GMTWX   USCore  362007 80 9
                                                              Class III  GMCTX   USCore  362007 88 2
                                                              Class IV   GMRFX   USCore  362008 84 9
                                                              Class V    GMCVX   USCore  362008 58 3

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies chosen from among the 600 U.S. exchange-listed companies with the largest market capitalization. Under normal circumstances, the Fund will invest at least 80% of its assets in investments tied economically to the U.S. The Manager uses fundamental investment principles and quantitative applications to compare and evaluate stocks on a monthly basis using three disciplines: (1) price to intrinsic value (using the Manager's proprietary dividend discount model); (2) price to normalized earnings (weighted average of a company's earnings over a 36-month period, which is a traditional value technique intended to keep outlier stocks from being over/underweighted in a portfolio); and (3) momentum. Weighting of the disciplines is dynamic, and the Manager may adjust them as it believes the opportunity to add value increases or decreases. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline represent larger positions in the portfolio.



     The Fund's portfolio is constructed using a proprietary technique through which the Manager attempts to control risk by adjusting industry sector weights and exposure to market capitalization groups and style sectors, including growth, quality and cyclical exposure. Trades are executed using a proprietary trading model, and the resulting portfolio typically holds 200-250 stocks. The Fund features a moderate bear market bias, as it seeks to deliver more value-added relative to its benchmark in down markets than in up markets. The Manager seeks to manage the Fund with low risk relative to its benchmark.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK

     The Fund's benchmark is the S&P 500 Index, a U.S. large capitalization stock index, independently maintained and published by Standard & Poor's Corporation.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Leveraging Risk (e.g., magnified risks from use of derivatives), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                              GMO U.S. CORE FUND

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.



     The Fund began offering a new class of shares, Class V, on June 30, 2001. Class V shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would only differ to the extent Class V shares and Class III shares do not have the same expenses.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                           U.S. CORE FUND(%)
                                                                           -----------------
1992                                                                              5.94
1993                                                                             16.28
1994                                                                              2.36
1995                                                                             43.25
1996                                                                             17.61
1997                                                                             35.10
1998                                                                             24.69
1999                                                                             18.59
2000                                                                              0.30
2001                                                                             -7.68

                        Highest Quarter: 19.49% (4Q1998)
                        Lowest Quarter: -11.80% (3Q2001)
                      Year-to-Date (as of 3/31/02): 1.14%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS II(#)                                                     6/7/96
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              -7.74%   13.00%        N/A      13.50%
----------------------------------------------------------------------------
 S&P 500                         -11.89%   10.70%        N/A      11.69%
----------------------------------------------------------------------------
 CLASS III                                                      9/18/85
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              -7.68%   13.09%     14.67%      15.96%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   -8.18%    7.98%     10.00%      11.80%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     -4.68%    9.51%     10.60%      12.02%
----------------------------------------------------------------------------
 S&P 500 INDEX                   -11.89%   10.70%     12.94%      14.90%
----------------------------------------------------------------------------
 CLASS IV                                                        1/9/98
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              -7.66%      N/A        N/A       9.52%
----------------------------------------------------------------------------
 S&P 500 INDEX                   -11.89%      N/A        N/A       6.89%
----------------------------------------------------------------------------


(#) For the period from November 17, 1997 to January 9, 1998, no Class II shares were outstanding. Performance for that period is that of Class III shares. If Class II shares had been outstanding, performance would be lower because Class II expenses are higher.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS) CLASS II   CLASS III   CLASS IV   CLASS V
  ----------------------------------------------------------------------------------------------------------------------
  Management fee                                                                 0.33%      0.33%       0.33%      0.33%
  Shareholder service fee                                                        0.22%      0.15%      0.105%     0.085%
  Other expenses                                                                 0.02%      0.02%       0.02%      0.02%
  Total annual operating expenses                                                0.57%      0.50%      0.455%     0.435%
  Expense reimbursement                                                          0.02%(1)   0.02%(1)    0.02%(1)   0.02%(1)
  Net annual expenses                                                            0.55%      0.48%      0.435%     0.415%



(1) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 80 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class II                                                        $56      $181      $316       $712
Class III                                                       $49      $158      $278       $626
Class IV                                                        $44      $144      $253       $571
Class V                                                         $42      $138      $242       $546


       * After reimbursement

 GMO TOBACCO-FREE CORE FUND
Fund Inception Date: 10/31/91

                                                                             FUND CODES
                                                              -----------------------------------------
                                                                         Ticker   Symbol       Cusip
                                                                         ------  ---------  -----------
                                                              Class III  GMTCX   TobaccoFr  362007 85 8
                                                              Class IV   GMTFX   TobaccoFr  362008 59 1

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies chosen from among the 600 U.S. exchange-listed companies with the largest market capitalization, excluding those companies that are tobacco-producing issuers. Under normal circumstances, the Fund will invest at least 80% of its assets in investments in "tobacco-free issuers." The Manager defines "tobacco-free issuers" as those issuers that are not listed within the Tobacco Producing Issuer industry classification maintained by Ford Investor Services.



     The Manager uses fundamental investment principles and quantitative applications to compare and evaluate stocks on a monthly basis using three disciplines: (1) price to intrinsic value (using the Manager's proprietary dividend discount model); (2) price to normalized earnings (weighted average of a company's earnings over a 36-month period, which is a traditional value technique intended to keep outlier stocks from being over/underweighted in a portfolio); and (3) momentum. Weighting of the disciplines is dynamic, and the Manager may adjust them as it believes the opportunity to add value increases or decreases. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline represent larger positions in the portfolio.



     The Fund's portfolio is constructed using a proprietary technique through which the Manager attempts to control risk by adjusting industry sector weights and exposure to market capitalization groups and style sectors, including growth, quality and cyclical exposure. Trades are executed using a proprietary trading model, and the resulting portfolio typically holds 200-250 stocks. The Fund features a moderate bear market bias, as it seeks to deliver more value-added relative to its benchmark in down markets than in up markets. The Manager seeks to manage the Fund with low risk relative to its benchmark.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK

     The Fund's benchmark is the S&P 500 Index, a U.S. large capitalization stock index, independently maintained and published by Standard & Poor's Corporation.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Leveraging Risk (e.g., magnified risks from use of derivatives), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                      GMO TOBACCO-FREE CORE FUND

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.



     The Fund began offering a new class of shares, Class IV, on June 30, 2001. Class IV shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would only differ to the extent Class IV shares and Class III shares do not have the same expenses.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                       TOBACCO FREE CORE FUND %
                                                                       ------------------------
1992                                                                              5.69
1993                                                                             17.44
1994                                                                              2.40
1995                                                                             43.00
1996                                                                             18.30
1997                                                                             35.60
1998                                                                             25.20
1999                                                                             21.25
2000                                                                             -0.89
2001                                                                             -8.82

                        Highest Quarter: 19.47% (4Q1998)
                        Lowest Quarter: -12.41% (3Q2001)
                      Year-to-Date (as of 3/31/02): 0.69%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                1 YEAR    5 YEARS   10 YEARS    INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                     10/31/91
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -8.82%   13.22%     14.87%       15.33%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  -9.24%    9.15%     10.58%       11.07%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    -5.38%    9.56%     10.65%       11.10%
----------------------------------------------------------------------------
 S&P 500 INDEX                  -11.89%   10.70%     12.94%       13.46%
----------------------------------------------------------------------------


FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III   CLASS IV
  ------------------------------------------------------------------------------------------------------------
  Management fee                                                                            0.33%       0.33%
  Shareholder service fee                                                                   0.15%      0.105%
  Other expenses                                                                            0.04%       0.04%
  Total annual operating expenses                                                           0.52%       0.48%
  Expense reimbursement                                                                     0.04%(1)    0.04%(1)
  Net annual expenses                                                                       0.48%      0.435%



(1) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 80 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $49      $163      $287       $649
Class IV                                                        $44      $148      $262       $594


       * After reimbursement

 GMO VALUE FUND
Fund Inception Date: 11/13/90

                                                                            FUND CODES
                                                              --------------------------------------
                                                                         Ticker  Symbol     Cusip
                                                                         ------  ------  -----------
                                                              Class III  GMOVX   Value   362007 82 5

INVESTMENT OBJECTIVE
     Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies chosen from the Russell 1000 Value Index, emphasizing large capitalization equity securities. The Manager evaluates stocks using fundamental investment principles and quantitative applications, including the Manager's proprietary dividend discount model, to identify the best values in the marketplace and to screen for what the Manager believes to be inexpensive stocks. Traditional fundamental analysis is then applied to the securities in each sector in order to explore and verify compelling opportunities. The Manager seeks stocks exhibiting one or more of the following characteristics: unappreciated earnings power or growth rate; situations where profitability can be improved; companies whose price may have suffered due to public perception anomalies; companies with undervalued assets (business or commodities) not given fair value in the stock market; and indifference in the marketplace. The Manager's definition of value is more flexible than that of many value managers, allowing the Fund to be opportunistic in owning growth stocks whose price may have temporarily suffered, or whose shareholder base may be shifting.



     The Manager builds the portfolio stock by stock. The Manager attempts to control risk primarily through valuation, as all stocks are bought at a price that the Manager believes represents a discount to fair value. The Fund sells stocks when the Manager believes they have become fully valued, and attempts to minimize price risk by cycling into what the Manager believes are more deeply undervalued opportunities. The Manager seeks to manage the Fund with low risk relative to the Fund's benchmark.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may also invest in equity securities of foreign issuers. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK

     The Fund's benchmark is the Russell 1000 Value Index, which is independently maintained and published by the Frank Russell Company. It measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index (which, in turn, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market), which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of the companies in the Russell 1000 Index was approximately $13 billion; the median market capitalization was approximately $3.8 billion; and the smallest company in the Russell 1000 Index had an approximate market capitalization of $1.4 billion.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates.



     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Non-Diversification Risk (e.g., increased credit, market and other risks from concentration of investments in a small number of securities), Leveraging Risk (e.g., magnified risks from use of derivatives), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                          GMO VALUE FUND

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                             VALUE FUND %
                                                                             ------------
1992                                                                              9.36
1993                                                                             18.67
1994                                                                              0.62
1995                                                                             38.18
1996                                                                             20.73
1997                                                                             30.42
1998                                                                             11.66
1999                                                                              2.70
2000                                                                             10.67
2001                                                                              2.85

                        Highest Quarter: 14.73% (2Q1997)
                        Lowest Quarter: -10.89% (3Q1998)
                      Year to Date (as of 3/31/02): -0.33%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      11/13/90
----------------------------------------------------------------------------
 RETURN BEFORE TAXES               2.85%   11.22%     14.00%      15.42%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                    1.09%    5.80%      8.90%      10.56%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                           1.74%    7.40%      9.56%      11.01%
----------------------------------------------------------------------------
 RUSSELL 1000 VALUE INDEX         -5.59%   11.13%     14.13%      15.25%
----------------------------------------------------------------------------


FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.46%
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.06%
  Total annual operating expenses                                                           0.67%
  Expense reimbursement                                                                     0.06%(1)
  Net annual expenses                                                                       0.61%



(1) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 80 of this Prospectus) exceed 0.46% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $62      $208      $367       $829


       * After reimbursement

 GMO INTRINSIC VALUE FUND
Fund Inception Date: 8/2/99

                                                                                FUND CODES
                                                              ----------------------------------------------
                                                                         Ticker      Symbol         Cusip
                                                                         ------   ------------   -----------
                                                              Class III  GMIVX    IntrinsicVal   362008 63 3

INVESTMENT OBJECTIVE
     Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies chosen from the 1,000 U.S. exchange-listed companies with the largest equity capitalization. The Manager uses fundamental investment principles and quantitative applications to compare and evaluate stocks on a monthly basis using three disciplines: (1) price to intrinsic value (using the Manager's proprietary dividend discount model); (2) price to normalized earnings (weighted average of a company's earnings over a 36-month period, which is a traditional value technique intended to keep outlier stocks from being over/underweighted in a portfolio); and (3) momentum. Weighting of the three disciplines is dynamic, and the Manager may adjust them as it believes the opportunity to add value increases or decreases. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one strategy represent larger positions in the portfolio.



     The Fund's portfolio is constructed using a proprietary technique through which the Manager attempts to control risk by adjusting industry sector weights and exposure to market capitalization groups and style sectors, including growth, quality and cyclical exposure. Trades are executed using a proprietary trading model, and the resulting portfolio typically holds 300-350 stocks. The Manager seeks to manage the Fund with low risk relative to the Fund's benchmark.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK

     The Fund's benchmark is the Russell 1000 Value Index, which is independently maintained and published by the Frank Russell Company. It measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index (which, in turn, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market), which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of the companies in the Russell 1000 Index was approximately $13 billion; the median market capitalization was approximately $3.8 billion; and the smallest company in the Russell 1000 Index had an approximate market capitalization of $1.4 billion.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates.



     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Non-Diversification Risk (e.g., increased credit, market and other risks from concentration of investments in a small number of securities), Leveraging Risk (e.g., magnified risks from use of derivatives), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                        GMO INTRINSIC VALUE FUND

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Year Ending December 31
[Graph]

2000                                                                             10.67
2001                                                                              3.31

                        Highest Quarter: 9.84% (3Q2000)
                        Lowest Quarter: -10.32% (3Q2001)
                      Year to Date (as of 3/31/02): 4.03%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                       8/2/99
----------------------------------------------------------------------------
 RETURN BEFORE TAXES               3.31%      N/A        N/A       5.41%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                    2.30%      N/A        N/A       4.47%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                           2.27%      N/A        N/A       3.92%
----------------------------------------------------------------------------
 RUSSELL 1000 VALUE INDEX         -5.59%      N/A        N/A      -0.45%
----------------------------------------------------------------------------


FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.33%
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.09%
  Total annual operating expenses                                                           0.57%
  Expense reimbursement                                                                     0.09%(1)
  Net annual expenses                                                                       0.48%



(1) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 80 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $49      $174      $309       $705


       * After reimbursement

 GMO GROWTH FUND
Fund Inception Date: 12/30/88

                                                                            FUND CODES
                                                              --------------------------------------
                                                                         Ticker  Symbol     Cusip
                                                                         ------  ------  -----------
                                                              Class III  GMOGX   Growth  362007 78 3

INVESTMENT OBJECTIVE
     Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies chosen from among the 1,000 U.S. exchange-listed companies with the largest market capitalization. The Manager uses fundamental investment principles and quantitative applications to compare and evaluate stocks on a monthly basis using three disciplines: (1) estimate revision momentum (analysis of the direction of changes in a company's financial projections); (2) price momentum; and (3) price to intrinsic value. The third discipline, price to intrinsic value, is a valuation-based approach. However, the Manager believes that typically many of the best values lie within the growth half of the universe. This discipline uses the Manager's proprietary dividend model to assess an issuer's franchise quality based on current and historical accounting data. Historical analysis shows that high franchise quality firms are able to sustain high growth farther into the future and are hence worth a significant valuation premium. To focus this discipline as a growth-at-a-reasonable-price strategy, the Manager will select securities from within a universe prescreened for growth via membership in the Fund's growth benchmark. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline represent larger positions in the portfolio.



     The Fund's portfolio is constructed using a proprietary technique through which the Manager attempts to control risk by adjusting industry sector weights and exposure to market capitalization groups and style sectors, including quality and cyclical companies. Trades are executed using a proprietary trading model and the resulting portfolio typically holds 200 - 250 stocks. The Manager seeks to manage the Fund with low risk relative to its benchmark.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK

     The Fund's benchmark is the Russell 1000 Growth Index, which is independently maintained and published by Frank Russell Company. It measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index (which, in turn, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market), which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of the companies in the Russell 1000 Index was approximately $13 billion; the median market capitalization was approximately $3.8 billion; and the smallest company in the Russell 1000 Index had an approximately market capitalization of $1.4 billion.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


- Market Risk - Growth Securities - Certain equity securities ("growth securities") are purchased primarily because it is believed that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other types of stock. The market prices of growth securities are more sensitive to general market movements than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations.



     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Non-Diversification Risk (e.g., increased credit, market and other risks from concentration of investments in a small number of securities), Leveraging Risk (e.g., magnified risks from use of derivatives), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                         GMO GROWTH FUND

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[GRAPH]

                                                                            GROWTH FUND (%)
                                                                            ---------------
1992                                                                              4.20
1993                                                                              4.60
1994                                                                              1.68
1995                                                                             39.85
1996                                                                             20.39
1997                                                                             29.35
1998                                                                             37.30
1999                                                                             39.04
2000                                                                            -12.21
2001                                                                            -20.60

                        Highest Quarter: 27.46% (4Q1998)
                        Lowest Quarter: -21.46% (1Q2001)
                      Year-to-Date (as of 3/31/02): -1.31%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      12/30/88
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -20.60%    11.47%    12.38%      15.38%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  -20.74%     4.22%     6.17%       8.37%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    -12.55%     8.56%     8.51%      10.39%
----------------------------------------------------------------------------
 RUSSELL 1000 GROWTH INDEX       -20.42%     8.27%    10.79%      13.74%
----------------------------------------------------------------------------


FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.33%
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.07%
  Total annual operating expenses                                                           0.55%
  Expense reimbursement                                                                     0.07%(1)
  Net annual expenses                                                                       0.48%



(1) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 80 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $49      $169      $300       $683


       * After reimbursement

 GMO SMALL CAP VALUE FUND
Fund Inception Date: 12/31/91

                                                                             FUND CODES
                                                              ----------------------------------------
                                                                         Ticker   Symbol      Cusip
                                                                         ------  --------  -----------
                                                              Class III  GMSVX   SmCapVal  362007 72 6

INVESTMENT OBJECTIVE
     Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies included in, or with total market capitalization similar to, the Russell 2500 Index. Under normal circumstances, the Fund will invest at least 80% of its assets in investments in "small cap" companies. The Manager defines "small cap" to include companies in the Russell 2500 Index or companies with a total market capitalization similar to those companies in the Russell 2500 Index. The Manager uses fundamental investment principles and quantitative applications to evaluate and rank stocks using three disciplines: (1) price to intrinsic value (using the Manager's proprietary dividend discount model); (2) price to normalized earnings (weighted average of a company's earnings over a 36-month period, which is a traditional value technique intended to keep outlier stocks from being over/ underweighted in a portfolio); and (3) price momentum. Weighting of the disciplines is dynamic, and the Manager may adjust them as it believes the opportunity to add value increases or decreases. Stocks that are inexpensive based on any of these disciplines are ranked highly. Stocks that are highly ranked by more than one discipline represent larger positions in the portfolio.



     The Fund's portfolio is constructed using a proprietary technique through which the Manager attempts to control risk by adjusting sector weights and exposure to market capitalization groups, and other portfolio characteristics. Trading costs and liquidity are considered before portfolio revisions are executed, and trades are restricted to a limited percentage of daily trading volume in order to minimize market impact. The portfolio typically holds 400-500 stocks.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK

     The Fund's benchmark is the Russell 2500 Value Index, which is independently maintained and published by the Frank Russell Company. It measures the performance of companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index (which, in turn, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market), which represents approximately 17% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of the companies in the Russell 2500 Index was approximately $885 million; the median market capitalization was approximately $541 million; and the largest company in the Russell 2500 Index had an approximate market capitalization of $3.8 billion.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.



- Smaller Company Risk - The securities of companies with smaller market capitalization may fluctuate in price more sharply and trade less frequently and in lesser volume than more widely held securities.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates.



     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Leveraging Risk (e.g., magnified risks from use of derivatives), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                        GMO SMALL CAP VALUE FUND

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table below and to the right; as a result, the returns in the table are lower than the returns in the bar chart. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                       SMALL CAP VALUE FUND (%)
                                                                       ------------------------
1992                                                                             24.23
1993                                                                             20.16
1994                                                                              3.83
1995                                                                             27.28
1996                                                                             20.16
1997                                                                             29.72
1998                                                                              0.03
1999                                                                              2.95
2000                                                                             19.01
2001                                                                              9.91

                        Highest Quarter: 18.24% (2Q1999)
                        Lowest Quarter: -18.31% (3Q1998)
                      Year-to-Date (as of 3/31/02): 9.79%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      12/31/91
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              8.81%    11.59%     15.16%      15.16%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   7.31%     8.01%     11.79%      11.79%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          5.62%     8.23%     11.41%      11.41%
----------------------------------------------------------------------------
 RUSSELL 2500 VALUE INDEX(a)      9.74%    11.92%     15.14%      15.14%
----------------------------------------------------------------------------
 RUSSELL 2500 VALUE + INDEX(b)    9.74%    11.92%     13.95%      13.95%
----------------------------------------------------------------------------



(a) Fund's benchmark.


(b) The Russell 2500 Value Plus Index is a composite benchmark computed by the Manager and comprised of the Russell 2500 Index from 12/31/91 to 12/31/96, and the Russell 2500 Value Index from 12/31/96 to present, each of which was the Fund's benchmark during the periods indicated.


FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of offering price)        0.50%(1)
  Redemption fee (as a percentage of amount redeemed)              0.50%(1)



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.33%
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.04%
  Total annual operating expenses                                                           0.52%
  Expense reimbursement                                                                     0.04%(2)
  Net annual expenses                                                                       0.48%


(1) Paid to and retained by the Fund to allocate portfolio transaction costs caused by shareholder activity to the shareholder generating the activity. Purchase premiums apply only to cash purchases. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, the purchase premium or redemption fee charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived if the Manager determines the Fund is either substantially overweighted or underweighted in cash so that a redemption or purchase will not require a securities transaction. Offset/reductions are not available for transactions that are executed through brokers or agents including, without limitation, intermediary platforms.

(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 80 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                       --------------------------------------   --------------------------------------
                                       1 YEAR*   3 YEARS   5 YEARS   10 YEARS   1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                       -------   -------   -------   --------   -------   -------   -------   --------
Class III                               $151      $269      $397       $773       $99      $212      $335       $696


       * After reimbursement

 GMO SMALL CAP GROWTH FUND
Fund Inception Date: 12/31/96

                                                                            FUND CODES
                                                              ---------------------------------------
                                                                         Ticker  Symbol      Cusip
                                                                         ------  -------  -----------
                                                              Class III  GMSGX   SmCapGr  362007 68 4

INVESTMENT OBJECTIVE
     Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies included in, or with total market capitalization similar to, the Russell 2500 Index. Under normal circumstances, the Fund will invest at least 80% of its assets in investments in "small cap" companies. The Manager defines "small cap" to include companies in the Russell 2500 Index or companies with a total market capitalization similar to those companies in the Russell 2500 Index. The Manager uses fundamental investment principles and quantitative applications to evaluate and rank stocks using three disciplines: (1) estimate revision momentum (analysis of the direction of changes in a company's financial projections); (2) price momentum; and (3) price to intrinsic value. The third discipline, price to intrinsic value, is a valuation-based approach. However, the Manager believes that typically many of the best values lie within the growth half of the universe. This discipline uses the Manager's proprietary dividend model to assess an issuer's franchise quality based on current and historical accounting data. Historical analysis shows that high franchise quality firms are able to sustain high growth farther into the future and are hence worth a significant valuation premium. To focus this discipline as a growth-at-a-reasonable-price strategy, the Manager will select securities from within a universe prescreened for growth via membership in the Fund's growth benchmark. Weighting of the disciplines is dynamic, and the Manager may adjust them as it believes the opportunity to add value increases or decreases. Stocks that demonstrate strong momentum based on any of these disciplines are ranked highly. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline represent larger positions in the portfolio.



     The Fund's portfolio is constructed using a proprietary technique through which the Manager attempts to control risk by adjusting sector weights and exposure to market capitalization and other portfolio characteristics. Trading costs and liquidity are considered before portfolio revisions are executed, and trades are restricted to a limited percentage of daily trading volume in order to minimize market impact. The Fund typically holds 200-300 stocks.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK

     The Fund's benchmark is the Russell 2500 Growth Index, which is independently maintained and published by the Frank Russell Company. It measures the performance of companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index (which, in turn, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market), which represents approximately 17% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of the companies in the Russell 2500 Index was approximately $885 million; the median market capitalization was approximately $541 million; and the largest company in the Russell 2500 Index had an approximate market capitalization of $3.8 billion.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.



- Smaller Company Risk - The securities of companies with smaller market capitalization may fluctuate in price more sharply and trade less frequently and in lesser volume than more widely held securities.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


- Market Risk - Growth Securities - Certain equity securities ("growth securities") are purchased primarily because it is believed that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other types of stock. The market prices of growth securities are more sensitive to general market movements than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations.



     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Non-Diversification Risk (e.g., increased credit, market and other risks from concentration of investments in a small number of securities), Leveraging Risk (e.g., magnified risks from use of derivatives), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                       GMO SMALL CAP GROWTH FUND

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table below and to the right; as a result, the returns in the table are lower than the returns in the bar chart. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                       SMALL CAP GROWTH FUND(%)
                                                                       ------------------------
1997                                                                             24.69
1998                                                                              5.79
1999                                                                             30.38
2000                                                                            -10.36
2001                                                                            -13.27

                        Highest Quarter: 26.98% (4Q1999)
                        Lowest Quarter: -24.62% (3Q2001)
                      Year-to-Date (as of 3/31/02): 3.92%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      12/31/96
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -14.14%    5.77%        N/A       5.77%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  -15.76%   -4.97%        N/A      -4.97%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     -7.86%    1.71%        N/A       1.71%
----------------------------------------------------------------------------
 RUSSELL 2500 GROWTH INDEX       -10.83%    6.60%        N/A       6.60%
----------------------------------------------------------------------------


FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of offering price)        0.50%(1)
  Redemption fee (as a percentage of amount redeemed)              0.50%(1)



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.33%
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.34%
  Total annual operating expenses                                                           0.82%
  Expense reimbursement                                                                     0.34%(2)
  Net annual expenses                                                                       0.48%


(1) Paid to and retained by the Fund to allocate portfolio transaction costs caused by shareholder activity to the shareholder generating the activity. Purchase premiums apply only to cash purchases. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, the purchase premium or redemption fee charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived if the Manager determines the Fund is either substantially overweighted or underweighted in cash so that a redemption or purchase will not require a securities transaction. Offset/reductions are not available for transactions that are executed through brokers or agents including, without limitation, intermediary platforms.

(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 80 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                       --------------------------------------   --------------------------------------
                                       1 YEAR*   3 YEARS   5 YEARS   10 YEARS   1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                       -------   -------   -------   --------   -------   -------   -------   --------
Class III                               $151      $333      $531      $1,102      $99      $277      $470      $1,027


       * After reimbursement

 GMO REAL ESTATE FUND

Fund Inception Date: 5/31/96

                                                                            FUND CODES
                                                              ---------------------------------------
                                                                         Ticker  Symbol      Cusip
                                                                         ------  ------   -----------
                                                              Class III  GMORX    REIT    362007 62 7

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in publicly-traded real estate stocks with market capitalization greater than $100 million. Under normal circumstances, the Fund will invest at least 80% of its assets in real estate investment trusts ("REITs") and other real estate-related investments. REITs are managed vehicles that invest in real estate or real estate-related companies. The Fund invests typically in equity REITs and real estate-related operating companies, which own real estate directly; mortgage REITs, which make construction, development or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.



     The Manager uses both top-down (property market and sector level) analysis and judgment along with bottom-up (value and growth) valuation methodologies to identify and evaluate securities. The Manager's analytic methods include: (1) quality adjusted growth (to assess forecasted cash flow growth adjusted for both sector and company specific risk by examining current price relative to a present value); (2) fundamental value (to identify stocks which score well using traditional value measures); and (3) asset valuation (to identify companies whose assets are reasonably priced based on property market fundamentals). Prior to final stock selection, the Manager also considers quality and sustainability of cash flow, capital structure risks, and quality of management. Investment decisions assume holding periods of 12 to 36 months, although interim trading is used to seek enhanced performance. The Manager determines sector allocations after analyzing securities valuations by sector and assessing property market trends such as supply/demand, rental rate and market return expectations. Within this sector allocation framework, the Manager selects stocks according to the methodology described above and weighted on attractiveness while trying to minimize benchmark risk. The Manager seeks to manage the Fund with moderate risk relative to its benchmark.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Morgan Stanley REIT Index, an independently maintained and published equity real estate index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


- Concentration Risk - There is an increased risk involved in concentrating investments in a small number of industries or countries. This risk is particularly pronounced for the Fund, which primarily makes real estate investments. As a result, the value of the Fund's shares can be expected to change in light of factors affecting the real estate industry, and may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries.



     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Leveraging Risk (e.g., magnified risks from use of derivatives), Non-Diversification Risk (e.g., increased credit, market and other risks from concentration of investments in a small number of securities), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                            GMO REAL ESTATE FUND


PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                             REIT FUND (%)
                                                                             -------------
1997                                                                             19.35
1998                                                                            -24.36
1999                                                                             -4.66
2000                                                                             28.83
2001                                                                              9.71

                        Highest Quarter: 12.08% (2Q2000)
                        Lowest Quarter: -16.27% (3Q1998)
                      Year-to-Date (as of 3/31/02): 9.09%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      5/31/96
----------------------------------------------------------------------------
 RETURN BEFORE TAXES               9.71%    4.00%        N/A       8.27%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                    7.67%    1.45%        N/A       5.76%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                      5.90%    1.97%        N/A       5.53%
----------------------------------------------------------------------------
 S&P 500 INDEX(a)                -11.89%   10.70%        N/A      11.80%
----------------------------------------------------------------------------
 MORGAN STANLEY REIT INDEX(b)     12.83%    6.12%        N/A      10.56%
----------------------------------------------------------------------------



(a) The S&P 500 Index, a U.S. large capitalization stock index, is independently maintained and published by Standard & Poor's Corporation.


(b) Fund's benchmark.


FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.54%
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.05%
  Total annual operating expenses                                                           0.74%
  Expense reimbursement                                                                     0.05%(1)
  Net annual expenses                                                                       0.69%



(1) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 80 of this Prospectus) exceed 0.54% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $70      $232      $407       $914


       * After reimbursement

 GMO TAX -MANAGED U.S. EQUITIES FUND
Fund Inception Date: 7/23/98

                                                                            FUND CODES
                                                              ---------------------------------------
                                                                         Ticker  Symbol      Cusip
                                                                         ------  ------   -----------
                                                              Class III  GTMUX    N/A     362008 71 6

INVESTMENT OBJECTIVE
     High after-tax total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies chosen from the 600 U.S. exchange-listed companies with the largest market capitalization. Under normal circumstances, the Fund will invest at least 80% of its assets in each of
(i) investments tied economically to the U.S. and (ii) equity investments. The Manager uses fundamental investment principles and quantitative applications to compare and evaluate stocks on a monthly basis using three disciplines: (1) price to intrinsic value (using the Manager's proprietary dividend discount model); (2) price to normalized earnings (weighted average of a company's earnings over a 36-month period, which is a traditional value technique intended to keep outlier stocks from being over/underweighted in a portfolio); and (3) momentum. Weighting of the disciplines is dynamic, and the Manager may adjust them as it believes the opportunity to add value increases or decreases. Positions are scaled to market capitalization and stocks that are highly ranked by more than one discipline represent larger positions in the portfolio.



     The Fund's portfolio is constructed using a proprietary technique through which the Manager attempts to control both risk and taxes. The Manager attempts to control risk by adjusting industry sector weights and exposure to market capitalization groups and style sectors, including growth, quality and cyclical exposure. The Manager attempts to control taxable transactions at the Fund level, including by potentially honoring a shareholder's redemption request in-kind using securities held by the Fund instead of cash, and tax effects of a proposed trade are examined on a lot-by-lot basis. Trades are executed using a proprietary trading model, and the resulting portfolio typically holds 150-250 stocks. The Fund features a moderate bear market bias as it seeks to deliver more value-added relative to its benchmark in down markets than in up markets. The Manager seeks to manage the Fund with low risk relative to its benchmark.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK

     The Fund's benchmark is the S&P 500 Index (after tax), which is computed by the Manager by applying a 40% tax (credit) on short-term realized capital gains (losses), a 40% tax on income, and a 20% tax (credit) on long-term realized capital gains (losses) on the securities comprising the S&P 500 Stock Index, a U.S. large capitalization stock index, independently maintained and published by Standard & Poor's Corporation.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Non-Diversification Risk (e.g., increased credit, market and other risks from concentration of investments in a small number of securities), Leveraging Risk (e.g., magnified risks from use of derivatives), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                             GMO TAX -MANAGED U.S. EQUITIES FUND

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of two broad-based indexes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.


               ANNUAL TOTAL RETURN/Class III Shares (Before Tax)
                            Years Ending December 31
[GRAPH]

                                                                  TAX-MANAGED U.S. EQUITIES FUND (%)
                                                                  ----------------------------------
1999                                                                             16.96
2000                                                                              3.21
2001                                                                             -9.77

                        Highest Quarter: 15.80% (4Q1999)
                        Lowest Quarter: -10.84% (3Q2001)
                      Year-to-Date (as of 3/31/02): 1.48%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      7/23/98
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              -9.77%     N/A       N/A         5.28%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  -10.21%     N/A       N/A         4.78%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     -5.95%     N/A       N/A         4.02%
----------------------------------------------------------------------------
 S&P 500 INDEX                   -11.89%     N/A       N/A         1.50%
----------------------------------------------------------------------------
 S&P 500 INDEX (AFTER TAX)(a)    -12.35%     N/A       N/A         0.98%
----------------------------------------------------------------------------



(a) Fund's benchmark (computed by the Manager).


FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.33%
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.36%
  Total annual operating expenses                                                           0.84%
  Expense reimbursement                                                                     0.36%(1)
  Net annual expenses                                                                       0.48%



(1) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Funds total annual operating expenses (not including shareholder service fees and certain other expenses described on page 80 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $49      $232      $431      $1,004


       * After reimbursement

 GMO TAX-MANAGED SMALL
    COMPANIES FUND
Fund Inception Date: 6/1/99

                                                                              FUND CODES
                                                              ------------------------------------------
                                                                         Ticker   Symbol        Cusip
                                                                         ------  ---------   -----------
                                                              Class III  GTMSX   TxMngSmCo   362008 62 5

INVESTMENT OBJECTIVE
     Maximize after-tax total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies included in, or with total market capitalization similar to, the Russell 2500 Index. Under normal circumstances, the Fund will invest at least 80% of its assets in investments in "small companies." The Manager defines "small companies" to include companies in the Russell 2500 Index or companies with a total market capitalization similar to those companies in the Russell 2500 Index. The Manager uses fundamental investment principles, tax management techniques and quantitative portfolio optimization to evaluate and rank stocks using three disciplines: (1) price to intrinsic value (using the Manager's proprietary dividend discount model); (2) price to book value; and (3) price momentum. Weighting of the disciplines is dynamic, and the Manager may adjust them as it believes the opportunity to add value increases or decreases. Stocks that are inexpensive based on any of these disciplines are ranked highly.



     The Fund's portfolio is constructed using proprietary techniques through which the Manager attempts to control both risk and potential tax effects. The Manager attempts to control risk by adjusting sector weights and exposure to market capitalization and other portfolio characteristics. The Manager attempts to control taxable transactions at the Fund level, including by potentially honoring a shareholder's redemption requests in-kind using securities held by the Fund instead of cash, and tax effects of a proposed trade are examined on a lot-by-lot basis. Trading costs and liquidity are considered before portfolio revisions are executed, and trades are restricted to a limited percentage of daily trading volume in order to minimize market impact. The resulting portfolio typically holds 400-500 stocks. The Manager seeks to manage the Fund with moderate risk relative to its benchmark.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK

     The Fund's benchmark is the Russell 2500 Index (after tax), which is computed by the Manager by applying a 40% tax on income on the securities comprising the Russell 2500 Index, which is independently maintained and published by Frank Russell Company and composed of the 2,500 smallest companies in the Russell 3000 Index (which in turn measures the performance of the 3,000 largest U.S. companies based on total market capitalization; these 3,000 companies represent approximately 98% of the investable U.S. equity market), which represents approximately 17% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $885 million; the median market capitalization of companies in the Russell 2500 Index was approximately $541 million. The largest company in the Russell 2500 Index had an approximate market capitalization of $3.8 billion.


PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Summary of Principal Risks" on page 74.


- Smaller Company Risk - The securities of companies with smaller market capitalization may fluctuate in price more sharply and trade less frequently and in lesser volume than more widely held securities.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Non-Diversification Risk (e.g., increased credit, market and other risks from concentration of investments in a small number of securities), Leveraging Risk (e.g., magnified risks from use of derivatives), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                             GMO TAX-MANAGED SMALL
                                                COMPANIES FUND

PERFORMANCE

    The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. Purchase premiums are not reflected in the bar chart, but are reflected in the table below and to the right; as a result, the returns in the table are lower than the returns in the bar chart. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of two broad-based indexes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.


               ANNUAL TOTAL RETURN/Class III Shares (Before Tax)
                            Year Ending December 31
[GRAPH]

                                                                      TAX-MANAGED SMALL COMPANIES
                                                                               FUND (%)
                                                                      ---------------------------
2000                                                                             7.79
2001                                                                             9.27

                        Highest Quarter: 14.26% (4Q2001)
                        Lowest Quarter: -10.74% (3Q2001)
                      Year-to-Date (as of 3/31/02): 9.13%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                       6/1/99
----------------------------------------------------------------------------
 RETURN BEFORE TAXES               8.72%      N/A        N/A       6.32%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                    8.09%      N/A        N/A       5.78%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                      5.08%      N/A        N/A       4.77%
----------------------------------------------------------------------------
 RUSSELL 2500 INDEX                1.22%      N/A        N/A       8.92%
----------------------------------------------------------------------------
 RUSSELL 2500 INDEX (AFTER
  TAX)(a)                          0.64%      N/A        N/A       8.31%
----------------------------------------------------------------------------



(a) Fund's benchmark (computed by the Manager).


FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of offering price)        0.50%(1)



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.55%
  Shareholder service fee                                                                   0.15%
  Other expenses()                                                                          0.20%
  Total annual operating expenses()                                                         0.90%
  Expense reimbursement                                                                     0.20%(2)
  Net annual expenses()                                                                     0.70%



(1) Paid to and retained by the Fund to allocate portfolio transaction costs caused by shareholder activity to the shareholder generating the activity. Purchase premiums apply only to cash purchases. If the Manager determines that any portion of a cash purchase is offset by a corresponding cash redemption occurring on the same day, the purchase premium charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium charged by the Fund may be waived if the Manager determines the Fund is either substantially overweighted or underweighted in cash so that a purchase will not require a securities transaction. Offset/reductions are not available for transactions that are executed through brokers or agents including, without limitation, intermediary platforms.


(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 80 of this Prospectus) exceed 0.55% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                      $121      $316      $527      $1,134


       * After reimbursement

                           INTERNATIONAL EQUITY FUNDS


     The International Equity Funds include Funds that invest in developed foreign markets only and Funds that invest to varying degrees in emerging foreign markets. Emerging Markets Fund, Emerging Countries Fund and Asia Fund (together, the "Emerging Markets Funds") primarily make investments in emerging countries (also referred to in this Prospectus as emerging markets) located in Asia, Latin America, Southern and Eastern Europe, the Middle East and Africa. The emerging countries (or emerging markets) in which these Funds invest may differ from those in which certain Fixed Income Funds invest.


 GMO INTERNATIONAL DISCIPLINED
    EQUITY FUND
Fund Inception Date: 1/29/02


                                                                              FUND CODES
                                                              ------------------------------------------
                                                                         Ticker    Symbol       Cusip
                                                                         ------  ----------  -----------
                                                              Class III  GIDEX   IntlDiscEq  362008 56 7


INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests in a diversified portfolio of equity investments from the world's developed markets outside of the United States. Under normal circumstances, the Fund will invest at least 80% of its assets in equity investments. The Manager uses quantitative models to forecast the future returns and risks of individual stocks, sectors, countries, and currencies. The models take as input historical, current, and future estimates of financial data and relate this data to future return patterns. The Manager attempts to balance the Fund between different styles of strategy to limit risk relative to the benchmark. For stock selection, the Manager considers factors such as valuation, firm quality, and momentum. Valuation factors include price-to-earnings, price-to-book, price-to-cash flow, dividend yield and price-to-sales. Quality factors include debt-to-equity, return-on-equity, return-on-sales, and the historical stability of those factors. Momentum factors include price performance, earnings revisions, and growth in earnings, sales, and dividends. For country modeling, factors considered by the Manager include stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness as defined by currency valuation. For sector forecasting, the Manager aggregates stock factors at a sector level and particularly emphasizes comparison with historical sector norms. For currency forecasting, the Manager considers factors such as export and producer price parity, balance of payments, interest rate differential, and relative strength. The Manager incorporates these factors in proprietary models, including a stock dividend discount model that combines all three of growth, quality, and valuation style factors. Other models include a quality adjusted value approach that combines valuation factors with quality factors and a momentum approach based on strong price performance and positive earnings estimate revision.



     The Fund's portfolio is constructed using a quantitative optimization process that weighs the trade-off between a stock's predicted performance against criteria of risk control, trading costs, and liquidity. The Fund will attempt to maintain a slight value bias. Exposure to market capitalization bands will also be controlled relative to the Fund's benchmark. The Fund is typically exposed to approximately 400 securities. The Manager seeks to manage the Fund with a low level of risk relative to the benchmark.


     In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

BENCHMARK

     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia and Far
East), a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates.


- Foreign Investment Risk - Investments in foreign securities may experience more rapid and extreme changes in value than investments in U.S. securities. These markets may be less stable, smaller (both in size and number of participants), less liquid, less regulated, and have higher trading costs relative to the U.S. market.

- Currency Risk - Fluctuations in exchange rates may negatively affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (e.g., magnified risks from use of derivatives), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                   GMO INTERNATIONAL DISCIPLINED
                                                                     EQUITY FUND

PERFORMANCE
     As of the date of this Prospectus, the Fund had not yet completed a full calendar year of operations.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.40%
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.38%(1)
  Total annual operating expenses                                                           0.93%(1)
  Expense reimbursement                                                                     0.38%(2)
  Net annual expenses                                                                       0.55%



(1) Based on an estimate of "Other expenses" for the Fund's first fiscal year.


(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder services fees and certain other expenses described on page 80 of this Prospectus) exceed 0.40% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS
                                                              -------   -------
Class III                                                       $56      $258


       * After reimbursement

 GMO INTERNATIONAL INTRINSIC VALUE FUND
Fund Inception Date: 3/31/87

                                                                               FUND CODES
                                                              --------------------------------------------
                                                                         Ticker     Symbol        Cusip
                                                                         ------  ------------  -----------
                                                              Class II   GMICX   IntlIntrVal   362007 20 5
                                                              Class III  GMOIX   IntlIntrVal   362007 30 4
                                                              Class IV   GMCFX   IntlIntrVal   362008 83 1

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies chosen from the MSCI EAFE Index (Europe, Australasia, Far East) universe plus Canada (approximately 2,500 stocks). The Manager uses disciplined value techniques to assess countries, sectors (big vs. small, cyclical vs. defensive), currencies, and stocks. Risk and return forecasts are made for sectors, currencies and stocks using historical, current and future estimates of financial data that relate the current economic scenario to future return patterns. The following represent some of the major factors that the Manager monitors and evaluates in creating forecasted returns: country valuation-price-to-earnings, dividend yield, positive GDP trends, positive market sentiment, industrial competitiveness as defined by nominal and real interest rates; sector valuation-proprietary dividend discount model, price-to-earnings, economic sensitivity, profitability and size; stock valuation-price-to-book, stability of return-on-equity, momentum of earnings revisions, and stock price momentum; and currency valuation-export and producer price parity, balance of payments, interest rate differential and relative strength. The Manager believes these factors/characteristics maintain persistent, causal relationships and therefore allow the Manager to better forecast returns for stocks within different countries.



     The Fund's portfolio is constructed using an optimization process that weighs the trade-off between a stock's return forecast and its contribution to the risk of the portfolio in comparison to the benchmark. Buy and sell candidates are analyzed for volume constraints (liquidity) and transaction costs, and trading impact is considered. The Fund is typically exposed to approximately 500 securities. The Manager seeks to control risk relative to the Fund's benchmark.


     In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

BENCHMARK

     The Fund's benchmark is the Salomon Smith Barney ("SSB") Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Value Style Index, an independently maintained and published index composed of stocks in the EPAC regions of the PMI that have a value style. The PMI is the large-capitalization stock component of the SSB Broad Market Index ("BMI")(which includes listed shares of companies from 23 developed countries and 26 emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million as determined on the last business day of May (developed markets) or August (emerging markets) each year), representing the top 80% of available capital of the BMI in each country and including about 25% of the BMI issues. The style is determined by the equal weighted relative magnitude of three growth and four value variables: 5-year historical EPS growth rate, 5-year historical sales per share growth, 5-year average annual internal growth rate, book value per share, price to sales, price to cash flow, and dividend yield.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates.



- Foreign Investment Risk - Investments in foreign securities may experience more rapid and extreme changes in value than investments in U.S. securities. These markets may be less stable, smaller (both in size and number of participants), less liquid, less regulated, and have higher trading costs relative to the U.S. market.


- Currency Risk - Fluctuations in exchange rates may negatively affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (e.g., magnified risks from use of derivatives), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling underlying Fund investments), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                          GMO INTERNATIONAL INTRINSIC VALUE FUND

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of two broad-based indexes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative indexes do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                 INTERNATIONAL INTRINSIC VALUE FUND(%)
                                                                 -------------------------------------
1992                                                                             -1.14
1993                                                                             39.96
1994                                                                              4.15
1995                                                                             10.32
1996                                                                              9.55
1997                                                                              0.92
1998                                                                             13.60
1999                                                                             14.62
2000                                                                             -1.40
2001                                                                            -12.11

                        Highest Quarter: 16.70% (1Q1998)
                        Lowest Quarter: -15.14% (3Q1998)
                      Year-to-Date (as of 3/31/02): 5.37%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS II                                                       9/26/96
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -12.13%    2.56%        N/A       3.51%
----------------------------------------------------------------------------
 SSB PMI EPAC VALUE STYLE
  INDEX(a)                       -18.14%    2.52%        N/A       2.92%
----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)              -21.44%    0.89%        N/A       1.25%
----------------------------------------------------------------------------
 CLASS III                                                      3/31/87
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -12.11%    2.63%      7.09%       8.02%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  -13.46%   -0.09%      4.80%       5.93%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     -7.37%    1.28%      5.06%       5.97%
----------------------------------------------------------------------------
 SSB PMI EPAC VALUE STYLE
  INDEX(a)                       -18.14%    2.52%      6.32%         N/A
----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)              -21.44%    0.89%      4.46%       4.46%
----------------------------------------------------------------------------
 CLASS IV                                                        1/9/98
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -11.95%      N/A        N/A       3.89%
----------------------------------------------------------------------------
 SSB PMI EPAC VALUE STYLE
  INDEX(a)                       -18.14%      N/A        N/A       3.18%
----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)              -21.44%      N/A        N/A       1.37%
----------------------------------------------------------------------------



(a) Fund's benchmark.


(b) The MSCI EAFE Index (Europe, Australasia and Far East) is a well-known large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.


FEES AND EXPENSES


     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS II   CLASS III   CLASS IV
  -----------------------------------------------------------------------------------------------------------------------
  Management fee                                                                            0.54%      0.54%       0.54%
  Shareholder service fee                                                                   0.22%      0.15%       0.09%
  Other expenses                                                                            0.10%      0.10%       0.10%
  Total annual operating expenses                                                           0.86%      0.79%       0.73%
  Expense reimbursement                                                                     0.10%(1)   0.10%(1)    0.10%(1)
  Net annual expenses                                                                       0.76%      0.69%       0.63%



(1) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 80 of this Prospectus) exceed 0.54% of the Fund's average daily net assets.


EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class II                                                        $78      $264      $467      $1,052
Class III                                                       $70      $242      $429      $  969
Class IV                                                        $64      $223      $396      $  897


       * After reimbursement

 GMO INTERNATIONAL GROWTH FUND
Fund Inception Date: 11/30/01

                                                                              FUND CODES
                                                              ------------------------------------------
                                                                         Ticker    Symbol       Cusip
                                                                         ------  ----------  -----------
                                                              Class III  GIIIX   IntlGrowth  362008 57 5

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies chosen from the MSCI EAFE Index (Europe, Australasia, Far East) universe plus Canada (approximately 2,500 stocks). The Manager attempts to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks, including that
1) the pricing of true franchise growth companies does not reflect their ability to maintain superior growth farther into the future and 2) investors react slowly to improving fundamentals, and hence there is medium term continuation of superior price and earnings performance. The Manager uses fundamental investment principles and quantitative application to select stocks using two disciplines. The first discipline is price and earnings momentum. The Manager believes momentum measures are key leading indicators of growth since historical analysis shows that stocks with recent strong price performance and upgrades to analyst estimates have superior growth prospects that are not fully captured in the current price. The second discipline uses the Manager's proprietary dividend discount model to assess an issuer's franchise quality based on current and historical accounting data. Historical analysis shows that high franchise quality firms are able to sustain high growth farther into the future and are hence worth a significant valuation premium. While this discipline is a valuation based approach, the Manager believes that typically many of the best values lie within the growth half of the universe. To focus this discipline as a growth at a reasonable price strategy, the Manager will select securities from within a universe prescreened for growth via membership in the Fund's benchmark. The Fund intends to maintain diversification across countries. Bottom up security selection will tilt the portfolio towards those countries where growth prospects are highest or are most undervalued. In addition the Manager will consider top down factors that will influence the growth potential of a particular country, such as currency valuation.



     The Fund's portfolio is constructed using a quantitative optimization process which trades off predicted performance against criteria of risk control, trading costs, and liquidity. The Fund is typically exposed to approximately 200 securities.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use exchange-traded and over-the-counter derivatives and related instruments to (i) hedge equity exposure; (ii) replace direct investing; (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

BENCHMARK

     The Fund's benchmark is the Salomon Smith Barney ("SSB") Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Growth Style Index, an independently maintained and published index composed of stocks in the EPAC regions of the PMI that have a growth style. The PMI is the large-capitalization stock component of the SSB Broad Market Index ("BMI") (which includes listed shares of companies from 23 developed countries and 26 emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million as determined on the last business day of May (developed markets) or August (emerging markets) each year), representing the top 80% of available capital of the BMI in each country and including about 25% of the BMI issues. The style is determined by the equal weighted relative magnitude of three growth and four value variables: 5-year historical EPS growth rate, 5-year historical sales per share growth, 5-year average annual internal growth rate, book value per share, price to sales, price to cash flow, and dividend yield.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


- Market Risk - Growth Securities - Certain equity securities ("growth securities") are purchased primarily because the Manager believes that they will experience relatively rapid earnings growth. Growth securities are often more sensitive to market fluctuations, since their market prices tend to place greater emphasis on future earnings expectations.


- Foreign Investment Risk - Investments in foreign securities may experience more rapid and extreme changes in value than investments in U.S. securities. These markets may be less stable, smaller (both in size and number of participants), less liquid, less regulated, and have higher trading costs relative to the U.S. market.

- Currency Risk - Fluctuations in exchange rates may negatively affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (e.g., magnified risks from use of derivatives), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                   GMO INTERNATIONAL GROWTH FUND

PERFORMANCE
     As of the date of this Prospectus, the Fund had not yet completed a full calendar year of operations.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.54%
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.20%(1)
  Total annual operating expenses                                                           0.89%(1)
  Expense reimbursement                                                                     0.20%(2)
  Net annual expenses                                                                       0.69%



(1) Based on an estimate of "Other expenses" for the Fund's first fiscal year.


(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 80 of this Prospectus) exceed 0.54% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS
                                                              -------   -------
Class III                                                       $70      $264


       * After reimbursement

 GMO CURRENCY HEDGED
    INTERNATIONAL EQUITY FUND
Fund Inception Date: 6/30/95


                                                                              FUND CODES
                                                              ------------------------------------------
                                                                         Ticker    Symbol       Cusip
                                                                         ------  ----------  -----------
                                                              Class III  GMOCX   CurHgIntEq  362007 58 5



INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests to varying extents in other GMO Funds ("underlying Funds"), including International Disciplined Equity Fund, International Intrinsic Value Fund and International Growth Fund. Under normal circumstances, the Fund will invest at least 80% of its assets in equity investments. The Fund's assets are allocated among the underlying Funds based on the Manager's analysis of the relative attractiveness of value versus growth investing styles, measured primarily by the discount at which value stocks trade relative to growth stocks generally, as well as on the Manager's predicted returns of the two styles in the markets. In a value/growth neutral position, the Manager will allocate among the underlying Funds based on the Manager's evaluation of (i) the underlying Funds' investments in individual stocks; (ii) the underlying Funds' weighting of investments in particular countries or regions; and (iii) the expected costs of investment alternatives. The Manager uses fundamental investment principles and quantitative applications to create forecasted returns for currencies, examining factors such as relative valuations, export and producer price parity, balance of payments and interest rates. The Manager seeks to control risk relative to the Funds benchmark. The Fund will look through to the underlying Funds' holdings to measure base currency exposure and then attempt to apply a currency overlay to hedge at least 70% of the foreign currency exposure in the underlying funds' investments back to the U.S. dollar. In addition, the Fund may take active positions relative to a fully hedged benchmark.



     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money instruments. In pursuing its investment strategy, the Fund intends to (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts.


BENCHMARK

     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, Far East) (Hedged), a large capitalization international stock index that is currency-hedged into U.S. dollars, which is independently maintained and published by Morgan Stanley Capital International.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.



- Fund of Funds Risk - Because the Fund invests in other Funds, the most significant risk of an investment in the Fund is the risk that one or more underlying Funds will not perform as expected or will underperform other similar Funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.



- Market Risk - Equity Securities - Investments by underlying Funds in equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The possibility that stock market prices in general will decline over short or extended periods subjects underlying funds to unpredictable declines in the value of their shares, as well as periods of poor performance.



- Foreign Investment Risk - Investments by underlying Funds in foreign securities may experience more rapid and extreme changes in value than investments in U.S. securities. These markets may be less stable, smaller (both in size and number of participants), less liquid, less regulated, and have higher trading costs relative to the U.S. market.



- Currency Risk - Fluctuations in exchange rates may negatively affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.



     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (e.g., magnified risks from use of derivatives), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling underlying Fund investments), Non-Diversification Risk (e.g., increased credit, market and other risks from concentration of investments in a small number of securities), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                             GMO CURRENCY HEDGED
                                                       INTERNATIONAL EQUITY FUND

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of two broad-based indexes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indexes do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                              CURRENCY HEDGED INTERNATIONAL CORE FUND(%)
                                                              ------------------------------------------
1996                                                                             15.28
1997                                                                             12.90
1998                                                                              7.29
1999                                                                             20.91
2000                                                                              9.89
2001                                                                             -5.27

                        Highest Quarter: 17.38% (1Q1998)
                        Lowest Quarter: -19.29% (3Q1998)
                      Year-to-Date (as of 3/31/02): 5.68%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      6/30/95
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              -5.27%    8.80%        N/A      11.14%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  -12.13%    1.72%        N/A       5.10%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     -3.27%    3.83%        N/A       6.29%
----------------------------------------------------------------------------
 MSCI EAFE INDEX(a)              -21.44%    0.89%        N/A       2.87%
----------------------------------------------------------------------------
 MSCI EAFE INDEX (HEDGED)(b)     -15.88%    7.58%        N/A      10.97%
----------------------------------------------------------------------------



(a) The MSCI EAFE Index (Europe, Australasia and Far East) is a well-known large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.


(b) Fund's benchmark.


FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.54%
  Shareholder service fee                                                                   0.15%(1)
  Other expenses                                                                            1.04%(2)
  Total annual operating expenses                                                           1.73%(2)
  Expense reimbursement                                                                     1.04%(2,3)
  Net annual expenses                                                                       0.69%(2)



(1) The Fund invests in other GMO Funds ("underlying Funds"). The shareholder service fee will be reimbursed to the extent of any indirect shareholder service fees paid in connection with the Fund's investment in shares of underlying Funds.


(2) Because the Fund invests primarily in underlying Funds, the amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in underlying Funds. As described in note 3 below, the Manager will reimburse the Fund for certain direct and indirect expenses, although the Manager's maximum total expense reimbursement to the Fund for certain of its indirect expenses is equal to 0.54% of the Fund's average daily net assets. For the fiscal year ended February 28, 2002, the Fund's annualized total indirect net operating expenses and indirect investment-related expenses were estimated at 0.63% and 0.00%, respectively, for Class III shares, based on the Fund's actual indirect expenses for the period beginning on June 30, 2001, when the Fund began to primarily invest in underlying Funds. The actual total indirect net operating expenses and indirect investment-related expenses during the fiscal year ended February 28, 2002 were 0.28% and 0.00%, respectively. Actual indirect expenses for the fiscal year ending February 28, 2003 will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 80 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.54% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through June 30, 2003 to the extent that the sum of (i) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (ii) the amount of fees and expenses incurred indirectly by the Fund through its investment in other GMO Funds (excluding these Funds' Excluded Fund Fees and Expenses), exceeds 0.54% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.54% of the Fund's average daily net assets.


EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $70      $443      $841      $1,954


       * After reimbursement

 GMO FOREIGN FUND
Fund Inception Date: 6/28/96

                                                                            FUND CODES
                                                              --------------------------------------
                                                                         Ticker  Symbol     Cusip
                                                                         ------  ------  -----------
                                                              Class II   GMFRX   Foreign 362007 56 9
                                                              Class III  GMOFX   Foreign 362007 55 1
                                                              Class IV   GMFFX   Foreign 362008 82 3

INVESTMENT OBJECTIVE
  High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in non-U.S. companies (approximately 4,000 companies), including any of the companies in developed and emerging markets listed in the MSCI database. Under normal circumstances, the Fund will invest at least 80% of its assets in investments tied economically to countries outside the United States. The Manager uses fundamental investment principles and quantitative applications to analyze issuers and country economics and build a structured value international equity portfolio. Country weights are determined by sorting countries on value measures, including price to fair value (using the Manager's dividend discount model), market price to earnings and price to book ratios, which are first determined at the issuer level and then aggregated to provide value measures at the country level. The Manager determines over and under-weightings for each country relative to the Fund's benchmark based on a cumulative value score for each country and the Manager's fundamental analysis of each country. Companies are then sorted by value measures within countries, including price to earnings, price to book, price to cash flow and yield. Stock selection is then driven by the Manager's fundamental analysis, including a review of the sector, publicly available company information, and discussions with company management, with a focus on the companies that rank attractively in any of these four measures and fall into the lowest third in terms of valuation. The Manager seeks to add value through country selections. Asset growth and portfolio turnover are controlled to safeguard value added. The Fund is typically exposed to approximately 400 issuers.



     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may be exposed to emerging markets, but these investments will generally comprise 10% or less of the Fund's assets. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swaps, to adjust its foreign currency exposure.


BENCHMARK

     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia and Far
East), a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


- Foreign Investment Risk - Investments in foreign securities may experience more rapid and extreme changes in value than investments in U.S. securities. These markets may be less stable, smaller (both in size and number of participants), less liquid, less regulated, and have higher trading costs relative to the U.S. market. These risks are more pronounced for emerging markets issuers, as these securities present market, credit, currency, liquidity, legal, political and other risks greater than or in addition to risks of investing in the securities of U.S. or more developed foreign country issuers.


- Currency Risk - Fluctuations in exchange rates may negatively affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


     Other principal risks of an investment in the Fund include, Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Management Risk (e.g., risk that the Manager's techniques fail to produce desired results) and Non-Diversification Risk (e.g., increased credit, market and other risks from concentration of investments in a small number of securities).

                                                                GMO FOREIGN FUND

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.


     The Fund commenced operations as a registered investment company on June 28, 1996. Prior to that date, the Fund operated as a private investment pool with investment objectives, policies and guidelines that were substantially the same as those of the Fund. Performance of Class III Shares prior to June 28, 1996 is that of the private investment pool and reflects the pool's higher annual operating expenses. The pool was not registered as an investment company and was not subject to certain restrictions imposed on the Fund under the Investment Company Act of 1940 and the Internal Revenue Code. Had the pool been subject to these restrictions, its performance may have been adversely affected.

                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Bar Graph]

                                                                            FOREIGN FUND(%)
                                                                            ---------------
1992                                                                             -4.62
1993                                                                             41.18
1994                                                                              6.50
1995                                                                             13.85
1996                                                                             14.32
1997                                                                              6.86
1998                                                                             13.95
1999                                                                             28.96
2000                                                                             -6.53
2001                                                                            -10.10

                        Highest Quarter: 16.90% (4Q1998)
                        Lowest Quarter: -12.92% (3Q1998)
                      Year-to-Date (as of 3/31/02): 4.08%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS II                                                       9/30/96
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -10.22%    5.63%        N/A       6.71%
----------------------------------------------------------------------------
 MSCI EAFE INDEX                 -21.44%    0.89%        N/A       1.16%
----------------------------------------------------------------------------
 CLASS III                                                      8/31/84
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -10.10%    5.70%      9.43%      15.21%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  -10.68%    3.86%     N/A(#)      N/A(#)
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     -5.95%    4.25%     N/A(#)      N/A(#)
----------------------------------------------------------------------------
 MSCI EAFE INDEX                 -21.44%    0.89%      4.46%      11.36%
----------------------------------------------------------------------------
 CLASS IV                                                        1/9/98
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -10.04%      N/A        N/A       6.09%
----------------------------------------------------------------------------
 MSCI EAFE INDEX                 -21.44%      N/A        N/A       1.37%
----------------------------------------------------------------------------


(#) Information on the Fund's return after taxes is unavailable prior to June 28, 1996, the date the Fund commenced operations as a registered investment company.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS II   CLASS III   CLASS IV
  -----------------------------------------------------------------------------------------------------------------------
  Management fee                                                                            0.60%      0.60%       0.60%
  Shareholder service fee                                                                   0.22%      0.15%       0.09%
  Other expenses                                                                            0.09%      0.09%       0.09%
  Total annual operating expenses                                                           0.91%      0.84%       0.78%
  Expense reimbursement                                                                     0.09%(1)   0.09%(1)    0.09%(1)
  Net annual expenses                                                                       0.82%      0.75%       0.69%



(1) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 80 of this Prospectus) exceed 0.60% of the Fund's average daily net assets.


EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class II                                                        $84      $281      $495      $1,111
Class III                                                       $77      $259      $457      $1,029
Class IV                                                        $70      $240      $424      $  958


       * After reimbursement

 GMO FOREIGN SMALL COMPANIES FUND
Fund Inception Date: 6/30/00


                                                                              FUND CODES
                                                              ------------------------------------------
                                                                         Ticker   Symbol       Cusip
                                                                         ------  ---------  ------------
                                                              Class III  GMFSX   ForSmCos    362008 61 7
                                                              Class IV   GFSFX      N/A      362008 34 4


INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in smaller companies located or doing business outside of the U.S. Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to countries outside the United States and (ii) investments in "small companies." The Manager defines "small companies" to include the bottom 30% of the companies in a particular country as measured by total market capitalization. The Manager principally uses fundamental investment principles as well as quantitative applications to analyze issuers and country economics and build a structured value international equity portfolio. Stocks are sorted by value measures, including price to earnings, price to book, price to cash flow and yield. Stock selection is then driven by the Manager's fundamental analysis, including a review of the sector/industry, publicly available company information, and discussions with company management, with a focus on the companies that rank attractively in any of these four measures and fall into the lowest third in terms of valuation. Prior to selecting a specific stock, the Manager takes into account the relative size of the foreign market in which such issuer is located and the value prospects of such market.


BENCHMARK

     The Fund's benchmark is the Salomon Smith Barney ("SSB") Extended Market Index ("EMI") World ex-U.S. Index, an independently maintained and published index that is the small capitalization stock component of the SSB Broad Market Index ("BMI"). The BMI includes listed shares of companies from 23 developed countries and 26 emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million as determined on the last business day of May (developed markets) or August (emerging markets) each year. The EMI represents the bottom 20% of available capital of the BMI in each country and includes 75% of the BMI issues. The SSB EMI World ex-U.S. Index excludes the stocks of U.S. companies, which are included in the BMI.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.



- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate in price more sharply than other securities.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates.



- Liquidity Risk - The Fund's ability to purchase or sell securities may be hindered by a limited market or legal restrictions. Such risks are enhanced by the Fund's emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions.



- Foreign Investment Risk - Investments in foreign securities may experience more rapid and extreme changes in value than investments in U.S. securities. These markets may be less stable, smaller (both in size and number of participants), less liquid, less regulated, and have higher trading costs relative to the U.S. market. These risks are more pronounced for emerging market issuers, as these securities present market, credit, currency, liquidity, legal, political and other risks greater than or in addition to risks of investing in the securities of U.S. or more developed foreign country issuers.



- Currency Risk - Fluctuations in exchange rates may negatively affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.



Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                GMO FOREIGN SMALL COMPANIES FUND

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.


     The Fund commenced operations as a registered investment company on June 30, 2000. Prior to that date, the Fund was operated as a portfolio of a private investment pool with investment objectives, policies and guidelines that were substantially the same as those of the Fund. Performance information for periods prior to June 30, 2000 is that of the private investment pool, restated to reflect the Fund's higher annual operating expenses. The pool was not registered as an investment company and therefore was not subject to certain restrictions imposed by the Investment Company Act of 1940. Had the pool been subject to these restrictions, its performance may have been adversely affected.


     The Fund began offering a new class of shares, Class IV, on May 17, 2002. Class IV shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class IV shares and Class III shares do not have the same expenses.


                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Bar Graph]

                                                                    FOREIGN SMALL COMPANIES FUND %
                                                                    ------------------------------
1996                                                                             22.09
1997                                                                             -3.80
1998                                                                              4.51
1999                                                                             41.52
2000                                                                             -7.74
2001                                                                              3.66

                        Highest Quarter: 15.12% (4Q1998)
                        Lowest Quarter: -17.40% (3Q1998)
                      Year-to-Date (as of 3/31/02): 8.99%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      1/4/95*
----------------------------------------------------------------------------
 RETURN BEFORE TAXES               3.66%    6.35%        N/A       8.77%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                    2.65%   N/A(#)        N/A      N/A(#)
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                      2.22%   N/A(#)        N/A      N/A(#)
----------------------------------------------------------------------------
 SSB EMI WORLD EX-U.S. INDEX     -15.70%   -1.01%        N/A       1.19%
----------------------------------------------------------------------------


(#) Information on the Fund's return after taxes is unavailable prior to June 30, 2000, the date the Fund commenced operations as a registered investment company.

* Performance information presented is that of the Fund's predecessor for all periods prior to June 30, 2000.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III   CLASS IV
  -------------------------------------------------------------------------------------------------------------
  Management fee                                                                            0.70%       0.70%
  Shareholder service fee                                                                   0.15%       0.10%
  Other expenses                                                                            0.25%       0.25%
  Total annual operating expenses                                                           1.10%       1.05%
  Expense reimbursement                                                                     0.25%(1)    0.25%(1)
  Net annual expenses                                                                       0.85%       0.80%



(1) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 80 of this Prospectus) exceed 0.70% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $87      $325      $582      $1,318
Class IV                                                        $82      $309      $555      $1,260


       * After reimbursement

 GMO INTERNATIONAL
    SMALL COMPANIES FUND
Fund Inception Date: 10/14/91

                                                                             FUND CODES
                                                              ----------------------------------------
                                                                         Ticker   Symbol      Cusip
                                                                         ------  --------  -----------
                                                              Class III  GMISX   IntSmCos  362007 52 8


INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in non-U.S. companies, including any of the companies in developed and emerging markets listed in the MSCI database. Under normal circumstances, the Fund will invest at least 80% of its assets in investments in "small companies." The Manager defines "small companies" to include the smallest 25% of companies in a particular country based on market capitalization. The Manager uses fundamental investment principles and quantitative applications to assess countries, sectors, currencies, and stocks along value measures. The Fund is a structured value portfolio that attempts to provide small company international equity exposure in markets which demonstrate the most compelling values. Risk and return forecasts are then made using historical, current and future estimates of financial data that relate the current economic scenario to historic and future return patterns. For country valuation, the Manager monitors and evaluates price/earnings, dividend yield, price/book, price/cash flow and price/fair value. For sector valuation, the Manager monitors and evaluates capitalization. For currency valuation, the Manager monitors and evaluates export and producer price parity, balance of payments, interest rate differential and relative strength. The Manager believes these factors maintain persistent causal relationships and therefore allow the Manager to better forecast returns for stocks within different countries. The Manager then selects stocks that are most attractively valued based on these parameters.



     The Manager uses an optimization process to weigh the trade-off between a stock's return forecast and how much risk the stock adds to the portfolio, the risk and forecasted return of all active currency positions and the risk of the entire portfolio relative to the Fund's benchmark. The Fund is typically exposed to approximately 550 securities.



     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may be exposed to emerging markets, but these investments will generally comprise 15% or less of the Fund's assets. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.


BENCHMARK

     The Fund's benchmark is the Salomon Smith Barney ("SSB") Extended Market Index ("EMI") World ex-U.S. Index, an independently maintained and published index, which is the small capitalization stock component of the SSB Broad Market Index ("BMI"). The BMI includes listed shares of companies from 23 developed countries and 26 emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million as determined on the last business day of May (developed markets) or August (emerging markets) each year. The EMI represents the bottom 20% of available capital of the BMI in each country and includes 75% of the BMI issues. The SSB EMI World ex-U.S. Index excludes the stocks of U.S. companies, which are included in the BMI.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.



- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate in price more sharply than other securities.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


- Foreign Investment Risk - Investments in foreign securities may experience more rapid and extreme changes in value than investments in U.S. securities. These markets may be less stable, smaller (both in size and number of participants), less liquid, less regulated, and have higher trading costs relative to the U.S. market. These risks are more pronounced for emerging markets issuers, as these securities present market, credit, currency, liquidity, legal, political and other risks greater than or in addition to risks of investing in the securities of U.S. or more developed foreign country issuers.


- Currency Risk - Fluctuations in exchange rates may negatively affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (e.g., magnified risks from use of derivatives), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                               GMO INTERNATIONAL
                                                            SMALL COMPANIES FUND

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table below and to the right; as a result, the returns in the table are lower than the returns in the bar chart. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[BAR GRAPH]

                                                                INTERNATIONAL SMALL COMPANIES FUND (%)
                                                                --------------------------------------
1992                                                                             -7.39
1993                                                                             54.97
1994                                                                              4.74
1995                                                                              4.91
1996                                                                              9.84
1997                                                                             -3.54
1998                                                                              8.50
1999                                                                             11.00
2000                                                                              2.78
2001                                                                             -6.70

                        Highest Quarter: 17.13% (1Q1998)
                        Lowest Quarter: -14.71% (3Q1998)
                      Year-to-Date (as of 3/31/02): 7.62%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                1 YEAR    5 YEARS   10 YEARS    INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                     10/14/91
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -8.19%    1.86%      6.63%        5.94%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  -9.38%   -0.27%      4.85%        4.21%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    -5.54%    0.79%      4.83%        4.26%
----------------------------------------------------------------------------
 SSB EMI WORLD EX-U.S. INDEX    -15.70%   -1.01%      2.62%        2.51%
----------------------------------------------------------------------------


FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of offering price)        0.60%(1)
  Redemption fee (as a percentage of amount redeemed)              0.60%(1)



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSET)   CLASS III
  ------------------------------------------------------------------------------------------------
  Management fee                                                                           0.60%
  Shareholder service fee                                                                  0.15%
  Other expenses                                                                           0.22%
  Total annual operating expenses                                                          0.97%
  Expense reimbursement(2)                                                                 0.22%(2)
  Net annual expenses                                                                      0.75%


(1) Paid to and retained by the Fund to allocate portfolio transaction costs caused by shareholder activity to the shareholder generating the activity. Purchase premiums apply only to cash purchases. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, the purchase premium or redemption fee charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived if the Manager determines the Fund is either substantially overweighted or underweighted in cash so that a redemption or purchase will not require a securities transaction. Offset/reductions are not available for transactions that are executed through brokers or agents including, without limitation, intermediary platforms.

(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 80 of this Prospectus) exceed 0.60% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                       --------------------------------------   --------------------------------------
                                       1 YEAR*   3 YEARS   5 YEARS   10 YEARS   1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                       -------   -------   -------   --------   -------   -------   -------   --------
Class III                               $198      $413      $645      $1,312     $136      $345      $572      $1,223


            * After reimbursement

 GMO EMERGING MARKETS FUND
Fund Inception Date: 12/9/93

                                                                             FUND CODES
                                                              ----------------------------------------
                                                                         Ticker   Symbol      Cusip
                                                                         ------  --------  -----------
                                                              Class III  GMOEX   EmergMkt  362007 60 1
                                                              Class IV   GMEFX   EmergMkt  362008 79 9

INVESTMENT OBJECTIVE
    High total return.

PRINCIPAL INVESTMENT STRATEGIES

    The Fund typically makes equity investments in companies traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa and Southern and Eastern Europe. Under normal circumstances, the Fund will invest at least 80% of its assets in investments tied economically to "emerging markets." The Manager defines "emerging markets" to be countries which are not included in a "developed markets" index, such as the MSCI EAFE Index (Europe, Australasia, and Far East). The Manager uses fundamental investment principles and quantitative applications to build a value-oriented emerging market equity portfolio that the Manager believes can best exploit major inefficiencies between and within various emerging markets. Quantitative models used by the Manager analyze historic, current and projected financial characteristics and relate them to predicted future return patterns for countries, securities and sectors. The Manager begins with a quantitative top down analysis at the country level based on a set of value, momentum/reversal, macroeconomic and currency models, including risk and growth adjusted price-to-earnings, market momentum, GDP trends, and a currency fair value model based on real effective exchange rates. Quantitative results are overlayed by fundamental analysis of factors such as market conditions, long term trends, paradigm shifts and other opportunities which a strict quantitative approach would potentially miss. The Manager employs a similar process at the individual stock level, considering factors such as price-to-book, quality, and forecast earnings momentum. Finally, sectors are analyzed at both a global and market level based on similar measures of valuation, in addition to economic sensitivities and industrial trends. On an on-going basis, the Manager monitors the economic and political conditions of the various securities markets and adjusts its strategies as markets develop or encounter setbacks. Many of the securities held by the Fund do not trade as actively as those in the Fund's benchmark and, therefore, may be priced using "fair valuation" procedures. See "Determination of Net Asset Value" on page 81 for a discussion of the fair valuation of the portfolio's assets.



    The Manager uses an optimization process to weigh the trade-off between a country's and stock's return forecast, how much risk the country or stock adds to the portfolio relative to the Fund's benchmark, and transaction costs. The Fund has a value bias relative to other emerging market funds. The Manager seeks to control risk relative to the Fund's benchmark and add value through country selection.


    The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

BENCHMARK

    The Fund's benchmark is the S&P/IFC Investable Composite Index, which is independently maintained and published by Standard & Poor's and is a market capitalization-weighted index of the performance of securities listed on the stock exchange(s) of a particular country, calculated on a total return basis, which includes changes from adjusted prices, as well as cash dividends received and dividends implicit in rights issues with a subscription price below the prevailing market price. The S&P/IFC Investable Composite Index currently includes 23 markets.


PRINCIPAL RISKS OF INVESTING IN THE FUND

    The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


- Liquidity Risk - The Fund's ability to purchase or sell securities may be hindered by a limited market or legal restrictions. Such risks are enhanced by the Fund's emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions, and because it typically makes investments in securities that do not trade as actively as those in the Fund's benchmark. Relative to the GMO Emerging Countries Fund, the Fund will generally be subject to a higher level of liquidity risk due to the nature of its investments.



- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate in price more sharply than other securities.



- Foreign Investment Risk - Investments in foreign securities may experience more rapid and extreme changes in value than investments in U.S. securities. These markets may be less stable, smaller (both in size and number of participants), less liquid, less regulated, and have higher trading costs relative to the U.S. market. These risks are more pronounced for emerging markets issuers, as these securities present market, credit, currency, liquidity, legal, political and other risks greater than or in addition to risks of investing in the securities of U.S. or more developed foreign country issuers.


- Currency Risk - Fluctuations in exchange rates may negatively affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


    Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (e.g., magnified risks from use of derivatives), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Non-Diversification Risk (e.g., increased credit, market and other risks from concentration of investments in a small number of securities), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                       GMO EMERGING MARKETS FUND

PERFORMANCE

    The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table below and to the right; as a result, the returns in the table are lower than the returns in the bar chart. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[BAR GRAPH]

                                                                       EMERGING MARKETS FUND (%)
                                                                       -------------------------
1994                                                                              6.28
1995                                                                            -12.57
1996                                                                             11.64
1997                                                                             -0.10
1998                                                                            -28.88
1999                                                                             77.73
2000                                                                            -27.80
2001                                                                              9.78

                        Highest Quarter: 34.40% (2Q1999)
                        Lowest Quarter: -28.24% (2Q1998)
                      Year-to-Date (as of 3/31/02): 20.27%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


------------------------------------------------------------------------------
                                   1 YEAR    5 YEARS   10 YEARS   INCEPT.
------------------------------------------------------------------------------
 CLASS III                                                        12/9/93
------------------------------------------------------------------------------
 RETURN BEFORE TAXES                 8.03%   -0.30%        N/A       1.47%
------------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                      7.15%   -1.59%        N/A       0.41%
------------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                             4.20%   -0.82%        N/A       0.70%
------------------------------------------------------------------------------
 S&P/IFC INVESTABLE INDEX            1.76%   -5.05%        N/A      -3.39%
------------------------------------------------------------------------------
 CLASS IV                                                          1/9/98
------------------------------------------------------------------------------
 RETURN BEFORE TAXES                 8.09%      N/A        N/A       2.22%
------------------------------------------------------------------------------
 S&P/IFC INVESTABLE INDEX            1.76%      N/A        N/A       0.22%
------------------------------------------------------------------------------


FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III   CLASS IV
  -----------------------------------------------------------------------------------
  Cash purchase premium (as a percentage of offering price)        0.80%(1,2)   0.80%(1)
  Redemption fee (as a percentage of amount redeemed)              0.80%(1,3)   0.80%(1,3)



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)      CLASS III         CLASS IV
  -------------------------------------------------------------------------------------------------------------------------
  Management fee                                                                               0.81%              0.81%
  Shareholder service fee                                                                      0.15%             0.105%
  Other expenses                                                                               0.22%(4,5)         0.22%(4,5)
  Total annual operating expenses                                                              1.18%(4,5)        1.135%(4,5)
  Expense reimbursement                                                                        0.02%(4,5,6)       0.02%(4,5,6)
  Net annual expenses                                                                          1.16%(4,5)        1.115%(4,5)



(1) Paid to and retained by the Fund to allocate portfolio transaction costs caused by shareholder activity to the shareholder generating the activity. Purchase premiums apply only to cash purchases. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, the purchase premium or redemption fee charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived if the Manager determines the Fund is either substantially overweighted or underweighted in cash so that a redemption or purchase will not require a securities transaction. Offset/reductions are not available for transactions that are executed through brokers or agents including, without limitation, intermediary platforms.

(2) With respect to shares purchased through third party intermediaries, the level of purchase premium charged by the Fund is 1.20%.
(3) Applies only to shares acquired on or after June 1, 1995 (including shares acquired by reinvestment of dividends or other distribution on or after such date); provided, however, that with respect to shares purchased through third-party intermediaries and shares acquired prior to March 27, 2002, the level of redemption fee charged by the Fund is 0.40%.

(4) As a result of a change in the Fund's accounting methodology, "Other expenses" were restated to reflect the exclusion of repatriation taxes assessed in certain jurisdictions in which the Fund invests. These repatriation taxes amounted to 0.03% for the fiscal year ended February 28, 2002.


(5) The Fund may invest in the GMO Alpha LIBOR Fund ("Alpha LIBOR")(see "Investment by Certain Funds in GMO Alpha LIBOR Fund on page 113). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of Alpha LIBOR including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in Alpha LIBOR. For the fiscal year ended February 28, 2002, the Fund's total indirect net operating expenses and indirect investment-related expenses were less than 0.01% each. Actual indirect expenses for the fiscal year ending February 28, 2003 will vary depending on the percentage of the Fund's portfolio invested in Alpha LIBOR.


(6) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 80 of this Prospectus) exceed 0.81% of the Fund's average daily net assets.

EXAMPLE
    This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                       --------------------------------------   --------------------------------------
                                       1 YEAR*   3 YEARS   5 YEARS   10 YEARS   1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                       -------   -------   -------   --------   -------   -------   -------   --------
Class III                               $280      $539      $818      $1,614     $197      $450      $722      $1,499
Class IV                                $275      $525      $794      $1,564     $193      $436      $698      $1,448


            * After reimbursement

 GMO EMERGING COUNTRIES FUND
Fund Inception Date: 8/29/97


                                                                              FUND CODES
                                                              ------------------------------------------
                                                                        Ticker     Symbol       Cusip
                                                                       ---------  ---------  -----------
                                                              Class
                                                              III        GMCEX    EmergCntr  362008 85 6


INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa and Southern and Eastern Europe. Under normal circumstances, the Fund will invest at least 80% of its assets in investments tied economically to "emerging countries." The Manager defines "emerging countries" to be countries which are not included in a "developed markets" index, such as the MSCI EAFE Index (Europe, Australasia, and Far East). The Manager seeks to manage the Fund so that it maintains relatively high liquidity (compared to the GMO Emerging Markets Fund). The Manager uses fundamental investment principles and quantitative applications to build a value-oriented emerging markets equity portfolio that the Manager believes can best exploit major inefficiencies between and within various emerging markets. Quantitative models used by the Manager analyze historic, current and projected financial characteristics and relate them to predicted future return patterns for countries, securities and sectors. The Manager begins with a quantitative top down analysis at the country level based on a set of value, momentum/reversal, macroeconomic and currency models, including risk and growth adjusted price-to-earnings, market momentum, GDP trends, and a currency fair value model based on real effective exchange rates. Quantitative results are overlayed by fundamental analysis of factors such as market conditions, long-term trends, and paradigm shifts. The Manager employs a similar process at the individual stock level, considering factors such as earnings revisions, forecasted price-to-earnings, and forecasted earnings momentum. Finally, sectors are analyzed at both a global and market level based on similar measures of valuation, in addition to economic sensitivities and industrial trends. On an ongoing basis, the Manager monitors the economic and political conditions of the various securities markets and adjusts its strategies as markets develop or encounter setbacks.



     The Manager uses an optimization process to weigh the trade-off between a country's and stock's return forecast, how much risk the country or stock adds to the portfolio relative to the Fund's benchmark, and transaction costs. The Fund has a value bias relative to other emerging market funds. The Manager seeks to control risk relative to the Fund's benchmark and add value through country selection.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

BENCHMARK

     The Fund's benchmark is the S&P/IFC Investable Composite Index, which is independently maintained and published by Standard & Poor's and is a market capitalization-weighted index of the performance of securities listed on the stock exchange(s) of a particular country, calculated on a total return basis, which includes changes from adjusted prices, as well as cash dividends received and dividends implicit in rights issues with a subscription price below the prevailing market price. The S&P/IFC Investable Composite Index currently includes 23 countries.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


- Liquidity Risk - The Fund's ability to purchase or sell securities may be hindered by a limited market or legal restrictions. Such risks are particularly pronounced for the Fund because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.



- Foreign Investment Risk - Investments in foreign securities may experience more rapid and extreme changes in value than investments in U.S. securities. These markets may be less stable, smaller (both in size and number of participants), less liquid, less regulated, and have higher trading costs relative to the U.S. market. These risks are more pronounced for emerging countries issuers, as these securities present market, credit, currency, liquidity, legal, political and other risks greater than or in addition to risks of investing in the securities of U.S. or more developed foreign country issuers.


- Currency Risk - Fluctuations in exchange rates may negatively affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (e.g., magnified risks from use of derivatives), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Non-Diversification Risk (e.g., increased credit, market and other risks from concentration of investments in a small number of securities), Smaller Company Risk (e.g., magnified market risk and liquidity risk from investments in companies with small capitalization), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                     GMO EMERGING COUNTRIES FUND

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. Purchase premiums and redemption fees in effect through December 31, 2001 are not reflected in the bar chart, but are reflected in the table below and to the right; as a result, the returns in the table are lower than the returns in the bar chart. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Year Ending December 31
[Graph]

                                                                      EMERGING COUNTRIES FUND (%)
                                                                      ---------------------------
1998                                                                            -24.03
1999                                                                             94.69
2000                                                                            -28.51
2001                                                                              6.03

                        Highest Quarter: 60.80% (2Q1999)
                        Lowest Quarter: -28.87% (2Q1998)
                      Year-to-Date (as of 3/31/02): 22.25%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      8/29/97
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              4.34%       N/A        N/A      -2.47%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   3.99%       N/A        N/A      -2.95%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          1.98%       N/A        N/A      -2.28%
----------------------------------------------------------------------------
 S&P/IFC INVESTABLE COMPOSITE
  INDEX                           1.76%       N/A        N/A      -6.30%
----------------------------------------------------------------------------


FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.65%
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.73%(1,2)
  Total annual operating expenses                                                           1.53%(1,2)
  Expense reimbursement                                                                     0.26%(1,2,3,4)
  Net annual expenses                                                                       1.27%(1,2,4)



(1) The Fund may invest in the GMO Alpha LIBOR Fund ("Alpha LIBOR") (see "Investment by Certain Funds in GMO Alpha LIBOR Fund on page 113). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of Alpha LIBOR including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in Alpha LIBOR. For the fiscal year ended February 28, 2002, the Fund's total indirect net operating expenses and indirect investment-related expenses were less than 0.01% each. Actual indirect expenses for the fiscal year ending February 28, 2003 will vary depending on the percentage of the Fund's portfolio invested in Alpha LIBOR.


(2) As a result of a change in the Fund's accounting methodology, "Other expenses" were restated to reflect the exclusion of repatriation taxes assessed in certain jurisdictions in which the Fund invests. These repatriation taxes amounted to 0.05% for the fiscal year ended February 28, 2002.


(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, and transfer taxes) exceed 1.25% of the Fund's average daily net assets.


(4) Restated to reflect a change in the Fund's expense reimbursement limitation as of April 1, 2002 (see note 3).


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                      $129      $458      $810      $1,801


       * After reimbursement

 GMO ASIA FUND
Fund Inception Date: 2/18/98

                                                                            FUND CODES
                                                              ---------------------------------------
                                                                         Ticker  Symbol      Cusip
                                                                         ------  ------   -----------
                                                              Class III  GMASX   Asia     362008 75 7

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies traded in Asian countries other than Japan. Under normal circumstances, the Fund will invest at least 80% of its assets in investments tied economically to Asia. The Manager uses fundamental investment principles and quantitative applications to build an Asian equity portfolio that the Manager believes can best exploit major inefficiencies between and within various Asian markets. The Manager begins with a quantitative top down analysis at the country level based on a set of value, momentum/reversal, macroeconomic and currency models, including risk and growth adjusted price-to-earnings, market momentum, GDP trends, and a currency fair value model based on real effective exchange rates. Quantitative results are overlayed by fundamental analysis of factors such as market conditions, long term trends, and paradigm shifts. The Manager employs a similar process at the individual stock level and sector level, considering factors such as fair value, earnings and price momentum, price-to-cash flows and measures of neglect. On an ongoing basis, the Manager monitors the economic and political conditions of the various securities markets and adjusts its strategies as markets develop or encounter setbacks.



     The Manager uses an optimization process to weigh the trade-off between a country's and stock's return forecast, how much risk the country or stock adds to the portfolio relative to the Fund's benchmark, and transaction costs. The Fund is typically exposed to approximately 100 securities.



     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments and related investment techniques to (i) hedge equity exposure; (ii) replace direct investing; (iii) manage risk by implementing shifts in investment exposure; and
(iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, nor to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.


BENCHMARK

     The Fund's benchmark is the GMO Asia 7 Index, an index maintained by the Manager and composed of the S&P/IFC Investable Composite Indexes (each is independently maintained and published by Standard & Poor's and is a market capitalization-weighted index of the performance of securities listed on the stock exchange(s) of a particular country, calculated on a total return basis, which includes changes from adjusted prices, as well as cash dividends received and dividends implicit in rights issues with a subscription price below the prevailing market price), equally weighted, for seven Asian countries (China, Indonesia, Korea, Malaysia, the Philippines, Taiwan, and Thailand).


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


- Liquidity Risk - The Fund's ability to purchase or sell securities may be hindered by a limited market or legal restrictions. Such risks are particularly pronounced for the Fund because it primarily makes emerging markets investments, which are not widely traded and which may be subject to purchase and sale restrictions.



- Foreign Investment Risk - Investments in foreign securities may experience more rapid and extreme changes in value than investments in U.S. securities. These markets may be less stable, smaller (both in size and number of participants), less liquid, less regulated, and have higher trading costs relative to the U.S. market. These risks are more pronounced for emerging markets issuers, including issuers in Asian countries other than Japan, as these securities present market, credit, currency, liquidity, legal, political and other risks greater than or in addition to risks of investing in the securities of U.S. or more developed foreign country issuers.


- Currency Risk - Fluctuations in exchange rates may negatively affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


- Concentration Risk - There is an increased risk involved in concentrating investments in a small number of industries or countries. This risk is particularly pronounced for the Fund, which makes significant investments in Asian countries, making the Fund more susceptible to investment factors, such as political or economic instability, affecting the region.



     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (e.g., magnified risks from use of derivatives), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Smaller Company Risk (e.g., magnified market risk and liquidity risk from investments in companies with small capitalization), Non-Diversification Risk (e.g., increased credit, market and other risks from concentration of investments in a small number of securities), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                                   GMO ASIA FUND

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table below and to the right; as a result, the returns in the table are lower than the returns in the bar chart. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                             GMO ASIA FUND
                                                                             -------------
1999                                                                             67.50
2000                                                                            -40.86
2001                                                                             -3.30

                        Highest Quarter: 59.86% (2Q1999)
                        Lowest Quarter: -19.86% (3Q1999)
                      Year-to-Date (as of 3/31/02): 29.04%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      2/18/98
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              -4.84%      N/A        N/A      -5.45%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   -5.42%      N/A        N/A      -6.81%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          -3.54%      N/A        N/A      -4.59%
----------------------------------------------------------------------------
 MSCI EMF ASIA INDEX(a)            5.87%      N/A        N/A      -3.97%
----------------------------------------------------------------------------
 GMO ASIA 7 INDEX(b)               3.57%      N/A        N/A      -0.39%
----------------------------------------------------------------------------



(a) The MSCI EMF (Emerging Markets Free) Asia Index is the Asian component of an emerging market stock index that is independently maintained and published by Morgan Stanley Capital International.


(b) Fund's benchmark (computed by the Manager).


FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of offering price)        0.80%(1)
  Redemption fee (as a percentage of amount redeemed)              0.80%(1,2)



  ANNUAL FUND OPERATING EXPENSES (expenses that are paid from Fund assets as a percentage of
  AVERAGE DAILY NET ASSETS)                                                                    CLASS III
  ------------------------------------------------------------------------------------------------------
  Management fee                                                                                 0.81%
  Shareholder service fee                                                                        0.15%
  Other expenses                                                                                 0.41%(3)
  Total annual operating expenses                                                                1.37%(3)
  Expense reimbursement                                                                          0.09%(3,4)
  Net annual expenses                                                                            1.28%(3)


(1) Paid to and retained by the Fund to allocate portfolio transaction costs caused by shareholder activity to the shareholder generating the activity. Purchase premiums apply only to cash purchases. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, the purchase premium or redemption fee charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived if the Manager determines the Fund is either substantially overweighted or underweighted in cash so that a redemption or purchase will not require a securities transaction. Offset/reductions are not available for transactions that are executed through brokers or agents including, without limitation, intermediary platforms.
(2) Shares acquired prior to March 27, 2002 will be subject to a redemption fee of 0.40%.

(3) The Fund may invest in the GMO Alpha LIBOR Fund ("Alpha LIBOR") (see "Investment by Certain Funds in GMO Alpha LIBOR Fund on page 113). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of Alpha LIBOR including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in Alpha LIBOR. For the fiscal year ended February 28, 2002, the Fund's total indirect net operating expenses and indirect investment-related expenses were less than 0.01% each. Actual indirect expenses for the fiscal year ending February 28, 2003 will vary depending on the percentage of the Fund's portfolio invested in Alpha LIBOR.


(4) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 80 of this Prospectus) exceed 0.81% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                           IF YOU SELL YOUR SHARES                  IF YOU DO NOT SELL YOUR SHARES
                                    --------------------------------------      --------------------------------------
                                    1 YEAR*   3 YEARS   5 YEARS   10 YEARS      1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                    -------   -------   -------   --------      -------   -------   -------   --------
Class III                            $292      $590      $911      $1,819        $209      $502      $816      $1,706


       * After reimbursement

 GMO TAX-MANAGED INTERNATIONAL
    EQUITIES FUND
Fund Inception Date: 7/29/98

                                                                              FUND CODES
                                                              -------------------------------------------
                                                                         Ticker    Symbol        Cusip
                                                                         ------  ----------   -----------
                                                              Class III  GTMIX   TxMngIntEq   362008 66 6

INVESTMENT OBJECTIVE
     High after-tax total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies chosen from the MSCI EAFE Index (Europe, Australasia and Far East) and the S&P/IFC Global Emerging Markets Index (approximately 2,000 companies). Under normal circumstances, the Fund will invest at least 80% of its assets in equity investments. The Manager uses a disciplined quantitative approach combined with fundamental investment principles to build a portfolio with broad international equity exposure, while minimizing tax costs and controlling risk relative to the benchmark. To identify the most promising opportunities for long-term growth, the Manager uses quantitative applications, including a global industry model to analyze the investment characteristics of various global industries, sector models to review stocks with common investment characteristics and country selection models to provide target country weights by assessing economic strengths, export competitiveness, corporate profitability and other variables. The Manager then uses four investment models, including the Manager's dividend discount model, to select individual stocks.



     The Fund's portfolio is constructed using an optimization process to weigh risk with respect to sector weights, market capitalization and other portfolio characteristics. Tax effects of proposed trades are examined on a lot-by-lot basis and trades are executed by a specialist in taxable trading. As a means of controlling taxable transactions at the Fund level, the Fund will potentially honor a Fund investor's redemption request in-kind using securities held by the Fund instead of cash. The Fund will typically be exposed to approximately 450 securities.



     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may be exposed to emerging markets, but these investments will generally comprise 15% or less of the Fund's assets. The Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives and related instruments to: (i) hedge equity exposure; (ii) replace direct investing; (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.


BENCHMARK

     The Fund's benchmark is the EAFE Index (after tax), which is computed by the Manager by applying a 40% tax (credit) on short-term realized capital gains (losses), a 40% tax on income, and a 20% tax (credit) on long-term realized capital gains (losses) on the securities comprised in MSCI EAFE Index (Europe, Australasia and Far East), a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.



- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.



- Foreign Investment Risk - Investments in foreign securities may experience more rapid and extreme changes in value than investments in U.S. securities. These markets may be less stable, smaller (both in size and number of participants), less liquid, less regulated, and have higher trading costs relative to the U.S. market. These risks are more pronounced for emerging markets issuers, as these securities present market, credit, currency, liquidity, legal, political and other risks greater than or in addition to risks of investing in the securities of U.S. or more developed foreign country issuers.


- Currency Risk - Fluctuations in exchange rates may negatively affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (e.g., magnified risks from use of derivatives), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Non-Diversification Risk (e.g., increased credit, market and other risks from concentration of investments in a small number of securities), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                   GMO TAX-MANAGED INTERNATIONAL
                                                                   EQUITIES FUND

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.


               ANNUAL TOTAL RETURN/Class III Shares (Before Tax)
                            Years Ending December 31
[GRAPH]

                                                                TAX-MANAGED INTERNATIONAL EQUITIES FUND
                                                                ---------------------------------------
1999                                                                             15.25
2000                                                                             -4.29
2001                                                                             -8.71

                        Highest Quarter: 9.83% (2Q1999)
                        Lowest Quarter: -10.77% (3Q2001)
                      Year-to-Date (as of 3/31/02): 6.35%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      7/29/98
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              -8.71%      N/A        N/A       0.66%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   -9.65%      N/A        N/A       0.11%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     -5.11%      N/A        N/A       0.35%
----------------------------------------------------------------------------
 MSCI EAFE INDEX                 -21.44%      N/A        N/A      -3.68%
----------------------------------------------------------------------------
 EAFE INDEX (AFTER TAX)(a)       -21.35%      N/A        N/A      -4.17%
----------------------------------------------------------------------------



(a) Fund's benchmark (computed by the Manager).


FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  ANNUAL FUND OPERATING EXPENSES (expenses that are paid from Fund assets as a percentage of
  AVERAGE DAILY NET ASSETS)                                                                    CLASS III
  ------------------------------------------------------------------------------------------------------
  Management fee                                                                                 0.54%
  Shareholder service fee                                                                        0.15%
  Other expenses                                                                                 0.41%
  Total annual operating expenses                                                                1.10%
  Expense reimbursement(1)                                                                       0.41%(1)
  Net annual expenses                                                                            0.69%



(1) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fee and certain other expenses described on page 80 of this prospectus) exceed 0.54% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $70      $309      $567      $1,303


       * After reimbursement

                               FIXED INCOME FUNDS


     The Funds in this category invest to a substantial extent in fixed income securities. These are obligations of the issuer to make payments of principal and/or interest on future dates, and include bonds, notes and asset-backed securities. For these purposes, a bond refers to any fixed income obligation with an original maturity of two years or more, as well as "synthetic" bonds created by the Manager by combining a futures contract or option on a fixed income security with cash, a cash equivalent or another fixed income security. If the issuer or guarantor of a fixed income security is a foreign government or an agency or political subdivision, the obligation is often referred to as sovereign debt. The Manager will employ a variety of techniques to adjust the sensitivity of a Fund's value to changes in interest rates. This sensitivity is often measured by, and correlates strongly to, the portfolio's duration. The duration of a fixed income security is the weighted average maturity, expressed in years, of the present value of all expected future cash flows, including interest payments and principal repayments. For example, for a bond with a 6% coupon that matures in five years with a 6% yield, duration would be 4.39 years. The emerging countries (also referred to as emerging markets in this Prospectus) mentioned below include less developed countries in Asia, Latin America, the Middle East, Africa and Southern and Eastern Europe. The emerging countries (or emerging markets) in which certain Fixed Income Funds invest may differ from those in which certain International Equity Funds invest.

 GMO DOMESTIC BOND FUND
Fund Inception Date: 8/18/94

                                                                              FUND CODES
                                                              ------------------------------------------
                                                                         Ticker    Symbol       Cusip
                                                                         ------  ----------  -----------
                                                              Class III  GMDBX    DomestBd   362007 41 1

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund seeks exposure primarily to U.S. investment-grade (Baa3/BBB- or better as rated by Moody's Investors Service/Standard & Poor's) bonds, including U.S. government securities, asset-backed securities issued by U.S. government agencies, convertible bonds and asset-backed securities of private issuers. Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) bond investments and (ii) investments tied economically to the United States. The Fund intends to invest primarily in "synthetic" bonds (rather than making direct investments), directly in fixed income securities, and in shares of the GMO Alpha LIBOR Fund. The GMO Alpha LIBOR Fund primarily invests in relatively high quality, low volatility fixed income instruments, including asset-backed securities issued by a range of governmental (including federal, state, local and foreign governments) and private issuers (see "Investment by Certain Funds in GMO Alpha LIBOR Fund" on page 113). The Fund may also expose a portion of its assets to foreign credit, and may invest some of its assets in lower-rated securities. The Fund may make use of a wide variety of exchange-traded and over-the-counter derivative instruments to implement its strategy. The Manager seeks to manage the Fund with a low level of risk relative to the benchmark.



     The Manager employs fundamental research techniques to identify bond investments which the Manager believes are undervalued. The Manager considers issue-specific risk in the selection process. The Manager employs competitive trading practices to help ensure that the Fund receives the best available prices and monitors credit risk in the portfolio. The Fund's portfolio will generally have a duration of approximately five years, similar to the duration of the Fund's benchmark.


BENCHMARK

     The Fund's benchmark is the Lehman Brothers U.S. Government Bond Index, an independently maintained and published U.S. government bond index.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.



- Market Risk - Fixed Income Securities - The value of the Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This kind of interest rate risk is generally greater for funds investing in fixed income securities with longer maturities and portfolios with longer durations. Interest rate risk is generally more pronounced with lower-rated securities, and so may be more significant for the Fund, which may invest a substantial portion of its assets in lower-rated securities or comparable unrated securities. In addition, a related market risk exists for the Fund, which invests to a material extent in asset-backed securities that may be prepaid or the collateral of which may experience a default or downgrade. The Fund will also be exposed to additional market risk since it may also invest to a material extent in debt securities paying no interest.



- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk and credit risk, and may not correlate in value to the relevant underlying asset. Derivatives risk is particularly pronounced for the Fund because it creates "synthetic" bonds to replace direct investment and may use other types of derivatives to gain exposure to fixed income securities.



     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Non-Diversification Risk (e.g., increased credit, market and other risks from concentration of investments in a small number of securities), Leveraging Risk (e.g., magnified risks from use of derivatives), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                          GMO DOMESTIC BOND FUND

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                        DOMESTIC BOND FUND (%)
                                                                        ----------------------
1995                                                                             18.57
1996                                                                              3.04
1997                                                                              9.96
1998                                                                              8.05
1999                                                                             -1.79
2000                                                                             14.26
2001                                                                              7.44

                        Highest Quarter: 6.35% (2Q1995)
                        Lowest Quarter: -2.37% (1Q1996)
                      Year-to-Date (as of 3/31/02): -0.42%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      8/18/94
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              7.44%     7.45%        N/A       7.79%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   3.90%     4.15%        N/A       4.57%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          4.82%     4.39%        N/A       4.71%
----------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. GOVERNMENT
  BOND INDEX                      7.23%     7.40%        N/A       7.73%
----------------------------------------------------------------------------


FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.10%
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.05%(1)
  Total annual operating expenses                                                           0.30%(1)
  Expense reimbursement                                                                     0.05%(1,2)
  Net annual expenses                                                                       0.25%(1)



(1) The Fund may invest in the GMO Alpha LIBOR Fund ("Alpha LIBOR") (see "Investment by Certain Funds in GMO Alpha LIBOR Fund on page 113). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of Alpha LIBOR including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in Alpha LIBOR. For the fiscal year ended February 28, 2002, the Fund's total indirect net operating expenses and indirect investment-related expenses were 0.00% and 0.02%, respectively. Actual indirect expenses for the fiscal year ending February 28, 2003 will vary depending on the percentage of the Fund's portfolio invested in Alpha LIBOR.


(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 80 of this Prospectus) exceed 0.10% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $26       $91      $164       $376


       * After reimbursement

 GMO CORE PLUS BOND FUND
Fund Inception Date: 4/30/97

                                                                             FUND CODES
                                                              -----------------------------------------
                                                                         Ticker   Symbol       Cusip
                                                                         ------  ---------  -----------
                                                              Class III  GUGAX   CorePlusBd 362008 60 9

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

    The Fund seeks exposure primarily to U.S. bond investments (principally U.S. government securities and asset-backed securities issued by U.S. government agencies and private issuers), with additional return sought through exposure to foreign bond and currency markets. Under normal circumstances, the Fund will invest at least 80% of its assets in bond investments. The Fund intends to achieve U.S. bond market exposure by investing in the GMO Alpha LIBOR Fund, in "synthetic" bonds (rather than making direct investments) and/or directly in U.S. government securities and other high-quality U.S. dollar-denominated fixed income investments (including investment-grade bonds, convertible bonds, collateralized bonds, and mortgage-backed securities of private issuers). The GMO Alpha LIBOR Fund primarily invests in relatively high quality, low volatility fixed income instruments, including asset-backed securities issued by a range of governmental (including federal, state, local and foreign governments) and private issuers (see "Investments by Certain Funds in GMO Alpha LIBOR Fund" on page 113). The Fund intends to achieve foreign bond exposure primarily by investing in exchange-traded and over-the-counter foreign bond derivatives (including "synthetic" bonds). The Fund may also expose a portion of its assets to lower-rated securities (also known as "junk bonds"), including up to 10% of the Fund's assets in the sovereign debt of emerging countries, and may do so by investing in the GMO Emerging Country Debt Fund ("ECDF").


    The Manager employs fundamental research techniques and quantitative applications to exploit valuation inefficiencies from the international bond and currency markets to a core U.S. bond portfolio and to determine currency and country allocations. The Manager implements these allocations by identifying undervalued securities and currencies within the relevant bond and currency markets, as well as considering risk and correlations between the various markets. Issues are selected by analyzing such factors as term structures, sector and issuer yield spreads, tracking error and embedded option features of the security universe. The core portfolio seeks to match the benchmark's duration, which as of May 31, 2002, was 4.40 years. The Fund's return will depend primarily on 1) the performance of U.S. bond markets, 2) the Manager's success in selecting foreign bond and currency markets to over and underweight, and 3) the Manager's success in selecting undervalued issues. The Fund also may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets, as well as enter into credit default swaps. The Fund uses credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer's default. Credit default swaps involve payment by one party of a specific rate in exchange for a specified payment upon a default of the underlying security during the swap period. To the extent the Fund uses credit default swaps, there is no assurance they will be effective or will have the desired result.


BENCHMARK

    The Fund's benchmark is the Lehman Brothers U.S. Aggregate Bond Index, an independently maintained and published index comprised of U.S. fixed rate debt issues, having a maturity of at least one year, rated investment grade or higher by Moody's Investors Service, Standard & Poor's or Fitch IBCA, Inc.


PRINCIPAL RISKS OF INVESTING IN THE FUND

    The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.


- Market Risk - Fixed Income Securities - The value of the Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This kind of interest rate risk is generally greater for funds investing in fixed income securities with longer maturities and portfolios with longer durations. Interest rate risk is generally more pronounced with lower-rated securities, and so may be more significant for the Fund, which may invest a substantial portion of its assets in lower-rated securities or comparable unrated securities. In addition, a related market risk exists for the Fund, which invests in asset-backed securities that may be prepaid or the collateral of which may experience a default or downgrade. The Fund will also be exposed to additional market risk since the Fund may also invest to a material extent in debt securities paying no interest.


- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk and credit risk, and may not correlate in value to the relevant underlying asset. The Fund also uses credit default swaps, which are difficult to value, highly susceptible to liquidity and credit risk, and only pay a return to the party seeking protection from (or otherwise "betting on") a default, in the event of an actual default by the issuer of the underlying obligation. Derivatives risk is particularly pronounced for the Fund because it creates "synthetic" bonds to replace direct investment and may use other types of derivatives to gain exposure to fixed income securities and foreign currencies.


- Liquidity Risk - The Fund's ability to purchase or sell securities may be hindered by a limited market or legal restrictions. Such risks are enhanced by the Fund's emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.


- Foreign Investment Risk - Investments in foreign securities may experience more rapid and extreme changes in value than investments in U.S. securities. These markets may be less stable, smaller (both in size and number of participants), less liquid, less regulated, and have higher trading costs relative to the U.S. market. These risks are more pronounced for emerging countries issuers, as these securities present market, credit, currency, liquidity, legal, political and other risks greater than or in addition to risks of investing in the securities of U.S. or more developed foreign country issuers.


- Currency Risk - Fluctuations in exchange rates may negatively affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


    Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (e.g., increased credit, market and other risks from concentration of investments in a small number of securities), Leveraging Risk (e.g., magnified risks from use of derivatives), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results). As a result of an investment by the Fund in ECDF, some of the above-referenced risks may be more pronounced, including Derivatives Risk.

                                                         GMO CORE PLUS BOND FUND

PERFORMANCE

    The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Year Ending December 31
[GRAPH]

                                                                        CORE PLUS BOND FUND (%)
                                                                        -----------------------
1998                                                                              3.87
1999                                                                             -2.38
2000                                                                             12.66
2001                                                                              9.89

                        Highest Quarter: 5.04% (4Q2000)
                        Lowest Quarter: -2.37% (1Q1999)
                      Year-to-Date (as of 3/31/02): 0.00%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      4/30/97
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              9.89%       N/A        N/A       7.57%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   7.36%       N/A        N/A       4.94%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          6.00%       N/A        N/A       4.85%
----------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. AGGREGATE
  BOND INDEX                      8.44%       N/A        N/A       7.77%
----------------------------------------------------------------------------


FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.25%
  Shareholder service fee                                                                   0.15%(1)
  Other expenses                                                                            0.10%(2)
  Total annual operating expenses                                                           0.50%(2)
  Expense reimbursement                                                                     0.10%(2,3)
  Net annual expenses                                                                       0.40%(2)



(1) The Fund may invest in Class III shares of the Emerging Country Debt Fund("ECDF"). The Manager will reimburse the Fund for all shareholder service fees borne by the Fund as a result of these investments, so that the aggregate of direct and indirect shareholder service fees borne by shareholders of the Fund will not exceed 0.15%.


(2) The Fund may invest in other GMO Funds ("underlying Funds") and/or directly in securities and other investments. The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of the underlying Funds, including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in underlying Funds. As described in note 3 below, the Manager will reimburse the Fund for certain direct and indirect expenses, although the Manager's maximum total expense reimbursement to the Fund for certain of its indirect expenses is equal to 0.25% of the Fund's average daily net assets. For the fiscal year ended February 28, 2002, the Fund's total indirect net operating expenses and indirect investment-related expenses were 0.02% and 0.04%, respectively (based on restated expenses for ECDF). Actual indirect expenses for the fiscal year ending February 28, 2003 will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, and certain other expenses described on page 80 of this Prospectus(2)) (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through June 30, 2003 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in the Emerging Country Debt Fund (excluding Emerging Country Debt Fund's investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $41      $150      $270       $619


       * After reimbursement

 GMO INTERNATIONAL BOND FUND
Fund Inception Date: 12/22/93

                                                                             FUND CODES
                                                              ----------------------------------------
                                                                         Ticker   Symbol      Cusip
                                                                         ------  --------  -----------
                                                              Class III  GMIBX   IntlBond  362007 37 9

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund seeks exposure primarily to bonds included in the J.P. Morgan Non-U.S. Government Bond Index plus investment-grade (Baa3/BBB- or better as rated by Moody's Investors Service/Standard & Poor's) bonds denominated in various currencies (including U.S. dollars and multi-currency units), including asset-backed securities and collateralized bonds issued by foreign governments, U.S. government agencies and private issuers. Under normal circumstances, the Fund will invest at least 80% of its assets in bond investments. The Fund intends to invest primarily in "synthetic" bonds (rather than making direct investments) and in GMO Alpha LIBOR Fund. The GMO Alpha LIBOR Fund primarily invests in relatively high quality, low volatility fixed income instruments, including asset-backed securities issued by a range of governmental (including federal, state, local and foreign governments) and private issuers (see "Investment by Certain GMO Funds in GMO Alpha LIBOR Fund on page 113). The Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets. The Fund may also expose a portion of its assets to lower-rated securities (also known as "junk bonds"), including up to 10% of the Fund's assets in the sovereign debt of emerging countries, and may do so by investing in the GMO Emerging Country Debt Fund ("ECDF").



     The Manager employs fundamental research techniques and quantitative applications to measure the value of the bond and currency markets. The Manager uses these applications to determine currency and country allocations. Issues are selected by analyzing such factors as term structures, sector and issuer yield spreads, tracking error, and embedded option features of the security universe. The Manager implements these allocations by identifying undervalued issues within the relevant markets, as well as considering risk and market correlations. The Fund's portfolio will generally have a duration within 2 years of the duration of the Fund's benchmark.


BENCHMARK
     The Fund's benchmark is the J.P. Morgan Non-U.S. Government Bond Index, an independently maintained and published index composed of non-U.S. government bonds with maturities of one year or more.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.



- Market Risk - Fixed Income Securities - The value of the Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This kind of interest rate risk is generally greater for funds investing in fixed income securities with longer maturities and portfolios with longer durations. Interest rate risk is generally more pronounced with lower-rated securities and so may be more significant for the Fund, which may invest a substantial portion of its assets in lower-rated securities or comparable unrated securities. In addition, a related market risk exists for the Fund, which invests in asset-backed securities that may be prepaid or the collateral of which may experience a default or downgrade. The Fund will also be exposed to additional market risk since the Fund may also invest to a material extent in debt securities paying no interest.



- Liquidity Risk - The Fund's ability to purchase or sell securities may be hindered by a limited market or legal restrictions. Such risks are enhanced by the Fund's emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.



- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk and credit risk, and may not correlate in value to the relevant underlying asset. Derivatives risk is particularly pronounced for the Fund because it creates "synthetic" bonds to replace direct investment and may use other types of derivatives to gain exposure to fixed income securities and foreign currencies.



- Foreign Investment Risk - Investments in foreign securities may experience more rapid and extreme changes in value than investments in U.S. securities. These markets may be less stable, smaller (both in size and number of participants), less liquid, less regulated, and have higher trading costs relative to the U.S. market. These risks are more pronounced for emerging countries issuers, as these securities present market, credit, currency, liquidity, legal, political and other risks greater than or in addition to risks of investing in the securities of U.S. or more developed foreign country issuers.



- Currency Risk - Fluctuations in exchange rates may negatively affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.



     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (e.g., increased credit, market and other risks from concentration of investments in a small number of securities), Leveraging Risk (e.g., magnified risks from use of derivatives), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results). As a result of an investment by the Fund in ECDF, some of the above-referenced risks may be more pronounced, including Derivatives Risk.

                                                     GMO INTERNATIONAL BOND FUND

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                      INTERNATIONAL BOND FUND (%)
                                                                      ---------------------------
1994                                                                              5.16
1995                                                                             27.31
1996                                                                             16.66
1997                                                                              0.88
1998                                                                             10.79
1999                                                                             -5.48
2000                                                                             -0.27
2001                                                                             -2.61

                        Highest Quarter: 10.53% (1Q1995)
                        Lowest Quarter: -5.78% (1Q1999)
                      Year-to-Date (as of 3/31/02): -1.30%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                 1 YEAR   5 YEARS   10 YEARS    INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                     12/22/93
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -2.61%    0.52%        N/A        5.92%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  -2.75%   -0.95%        N/A        3.38%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    -1.59%   -0.16%        N/A        3.62%
----------------------------------------------------------------------------
 J.P. MORGAN NON-U.S.
  GOVERNMENT BOND INDEX          -3.60%    0.08%        N/A        3.61%
----------------------------------------------------------------------------


FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  ANNUAL FUND OPERATING EXPENSES (expenses that are paid from Fund assets as a percentage of
  AVERAGE DAILY NET ASSETS)                                                                    CLASS III
  ------------------------------------------------------------------------------------------------------
  Management fee                                                                                 0.25%
  Shareholder service fee                                                                        0.15%(1)
  Other expenses                                                                                 0.11%(2)
  Total annual operating expenses                                                                0.51%(2)
  Expense reimbursement                                                                          0.11%(2,3)
  Net annual expenses                                                                            0.40%(2)


(1) The Fund may invest in Class III shares of the Emerging Country Debt Fund. The Manager will reimburse the Fund for all shareholder service fees borne by the Fund as a result of these investments, so that the aggregate of direct and indirect shareholder service fees borne by shareholders of the Fund will not exceed 0.15%.

(2) The Fund may invest in other GMO Funds ("underlying Funds") and/or directly in securities and other investments. The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in underlying Funds. As described in note 3 below, the Manager will reimburse the Fund for certain direct and indirect expenses, although the Manager's maximum total expense reimbursement to the Fund for certain of its indirect expenses is equal to 0.25% of the Fund's average daily net assets. For the fiscal year ended February 28, 2002, the Fund's total indirect net operating expenses and indirect investment-related expenses were 0.03% and 0.04%, respectively (based on restated expenses for ECDF). Actual indirect expenses for the fiscal year ending February 28, 2003 will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 80 of this prospectus) (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through June 30, 2003 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in the Emerging Country Debt Fund (excluding Emerging Country Debt Fund's investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                        1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                        -------   -------   -------   --------
Class III                                                 $41      $152      $274       $630


       * After reimbursement

 GMO CURRENCY HEDGED
    INTERNATIONAL BOND FUND
Fund Inception Date: 9/30/94

                                                                              FUND CODES
                                                              ------------------------------------------
                                                                         Ticker    Symbol       Cusip
                                                                         ------  ----------  -----------
                                                              Class III  GMHBX   CurHgIntBd  362007 34 6

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund seeks exposure primarily to bonds included in the J.P. Morgan Non-U.S. Government Bond Index (Hedged) plus investment-grade (Baa3/BBB- or better as rated by Moody's Investors Service/Standard & Poor's) bonds denominated in various currencies (including U.S. dollars and multi-currency units), including collateralized bonds, mortgage-backed securities and asset-backed securities issued by foreign governments, U.S. government agencies and private issuers. Under normal circumstances, the Fund will invest at least 80% of its assets in bond investments. The Fund intends to invest primarily in "synthetic" bonds (rather than making direct investments) and in the GMO Alpha LIBOR Fund. The GMO Alpha LIBOR Fund primarily invests in relatively high quality, low volatility fixed income instruments, including asset-backed securities issued by a range of governmental (including federal, state, local and foreign governments) and private issuers (see "Investment by Certain GMO Funds in GMO Alpha LIBOR Fund" on page 113). The Fund generally attempts to hedge at least 75% of its net foreign currency exposure back to the U.S. dollar. The Fund may also use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets. The Fund may also expose a portion of its assets to lower-rated securities (also known as "junk bonds"), including up to 10% of the Fund's assets in the sovereign debt of emerging countries, and may do so by investing in the GMO Emerging Country Debt Fund ("ECDF").



     The Manager employs fundamental research techniques and quantitative applications to measure the value of the bond and currency markets. The Manager uses these applications to determine currency and country allocations. Issues are selected by analyzing such factors as term structures, sector and issuer yield spreads, tracking error and embedded option features of the security universe. The Manager implements these allocations by identifying undervalued securities and currencies within the relevant bond and currency markets, as well as considering risk and market correlations. The Fund's portfolio will generally have a duration within 2 years of the duration of the Fund's benchmark.


BENCHMARK
     The Fund's benchmark is the J.P. Morgan Non-U.S. Government Bond Index (Hedged), an independently maintained and published index composed of non-U.S. government bonds with maturities of one year or more that are currency-hedged into U.S. dollars.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.



- Market Risk - Fixed Income Securities - The value of the Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This kind of interest rate risk is generally greater for funds investing in fixed income securities with longer maturities and portfolios with longer durations. Interest rate risk is generally more pronounced with lower-rated securities and so may be more significant for the Fund, which may invest a substantial portion of its assets in lower-rated securities or comparable unrated securities. In addition, a related market risk exists for the Fund, which invests in asset-backed securities that may be prepaid or the collateral of which may experience a default or downgrade. The Fund will also be exposed to additional market risk since the Fund may also invest to a material extent in debt securities paying no interest.



- Liquidity Risk - The Fund's ability to purchase or sell securities may be hindered by a limited market or legal restrictions. Such risks are enhanced by the Fund's emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.



- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk and credit risk, and may not correlate in value to the relevant underlying asset. Derivatives risk is particularly pronounced for the Fund because it creates "synthetic" bonds to replace direct investment and may use other types of derivatives to gain exposure to fixed income securities and foreign currencies.



- Foreign Investment Risk - Investments in foreign securities may experience more rapid and extreme changes in value than investments in U.S. securities. These markets may be less stable, smaller (both in size and number of participants), less liquid, less regulated, and have higher trading costs relative to the U.S. market. These risks are more pronounced for emerging countries issuers, as these securities present market, credit, currency, liquidity, legal, political and other risks greater than or in addition to risks of investing in the securities of U.S. or more developed foreign country issuers.



- Currency Risk - Fluctuations in exchange rates may negatively affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.



     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Leveraging Risk (e.g., magnified risks from use of derivatives), Non-Diversification Risk (e.g., increased credit, market and other risks from concentration of investments in a small number of securities), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results). As a result of an investment by the Fund in ECDF, some of the above-referenced risks may be more pronounced, including Derivatives Risk.

                                                             GMO CURRENCY HEDGED
                                                         INTERNATIONAL BOND FUND

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                              CURRENCY HEDGED INTERNATIONAL BOND FUND(%)
                                                              ------------------------------------------
1995                                                                             27.79
1996                                                                             23.86
1997                                                                             15.76
1998                                                                              5.67
1999                                                                              2.65
2000                                                                             12.52
2001                                                                              6.35

                        Highest Quarter: 8.50% (2Q1995)
                        Lowest Quarter: -0.47% (2Q1999)
                      Year-to-Date (as of 3/31/02): -0.11%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      9/30/94
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              6.35%     8.49%        N/A      12.66%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   0.82%     3.25%        N/A       7.25%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          3.76%     4.24%        N/A       7.62%
----------------------------------------------------------------------------
 J.P. MORGAN NON-U.S. GOVERNMENT
  BOND INDEX (HEDGED)             6.03%     8.22%        N/A      10.08%
----------------------------------------------------------------------------


FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  ANNUAL FUND OPERATING EXPENSES (expenses that are paid from Fund assets as a percentage of
  AVERAGE DAILY NET ASSETS)                                                                    CLASS III
  ------------------------------------------------------------------------------------------------------
  Management fee                                                                                 0.25%
  Shareholder service fee                                                                        0.15%(1)
  Other expenses                                                                                 0.54%(2)
  Total annual operating expenses                                                                0.94%(2)
  Expense reimbursement                                                                          0.54%(2,3)
  Net annual expenses                                                                            0.40%(2)


(1) The Fund may invest in Class III shares of the Emerging Country Debt Fund. The Manager will reimburse the Fund for all shareholder service fees borne by the Fund as a result of these investments, so that the aggregate of direct and indirect shareholder service fees borne by shareholders of the Fund will not exceed 0.15%.

(2) The Fund may invest in other GMO Funds ("underlying Funds") and/or directly in securities and other investments. The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in underlying Funds. As described in note 3 below, the Manager will reimburse the Fund for certain direct and indirect expenses, although the Manager's maximum total expense reimbursement to the Fund for certain of its indirect expenses is equal to 0.25% of the Fund's average daily net assets. For the fiscal year ended February 28, 2002, the Fund's total indirect net operating expenses and indirect investment-related expenses were 0.02% and 0.05%, respectively (based on restated expenses for ECDF). Actual indirect expenses for the fiscal year ending February 28, 2003 will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Fund's of the Trust, and certain other expenses described on page 80 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through June 30, 2003 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in the Emerging Country Debt Fund (excluding Emerging Country Debt Fund's investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to such Fund equal to 0.25% of the Fund's average daily net assets.


EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $41      $246      $467      $1,105


       * After reimbursement

 GMO GLOBAL BOND FUND
Fund Inception Date: 12/28/95

                                                                             FUND CODES
                                                              -----------------------------------------
                                                                         Ticker   Symbol       Cusip
                                                                         ------  ---------  -----------
                                                              Class III  GMGBX   GlobalBd   362007 31 2

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund seeks exposure primarily to bonds included in the J.P. Morgan Global Government Bond Index plus investment-grade (Baa3/BBB- or better as rated by Moody's Investors Service/Standard & Poor's) bonds denominated in various currencies (including U.S. dollars and multi-currency units), including collateralized bonds, mortgage-backed securities and asset-backed securities issued by foreign governments, U.S. government agencies and private issuers. Under normal circumstances, the Fund will invest at least 80% of its assets in bond investments. The Fund intends to invest primarily in "synthetic" bonds (rather than making direct investments) and in GMO Alpha LIBOR Fund. The GMO Alpha LIBOR Fund primarily invests in relatively high quality, low volatility fixed income instruments, including asset-backed securities issued by a range of governmental (including federal, state, local and foreign governments) and private issuers (see "Investment by Certain GMO Funds in GMO Alpha LIBOR Fund") on page 113). The Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets. The Fund may also expose a portion of its assets to lower-rated securities (also known as "junk bonds"), including up to 10% of the Fund's assets in the sovereign debt of emerging countries, and may do so by investing in the GMO Emerging Country Debt Fund ("ECDF").



     The Manager employs fundamental research techniques and quantitative applications to measure the value of the bond and currency markets. The Manager also uses these applications to determine currency and country allocations. Issues are selected by analyzing such factors as term structures, sector and issuer yield spreads, tracking error and embedded option features of the security universe. The Manager implements these allocations by identifying undervalued securities and currencies within the relevant bond and currency markets, as well as considering risk and correlations between the various markets. The Fund's portfolio will generally have a duration within 2 years of the duration of the Fund's benchmark.


BENCHMARK
     The Fund's benchmark is the J.P. Morgan Global Government Bond Index, an independently maintained and published index composed of government bonds of 13 developed countries, including the U.S., with maturities of one year or more.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.



- Market Risk - Fixed Income Securities - The value of the Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This kind of interest rate risk is generally greater for funds investing in fixed income securities with longer maturities and portfolios with longer durations. Interest rate risk is generally more pronounced with lower-rated securities and so may be more significant for the Fund, which may invest a substantial portion of its assets in lower-rated securities or comparable unrated securities. In addition, a related market risk exists for the Fund, which invests in asset-backed securities that may be prepaid or the collateral of which may experience a default or downgrade. The Fund will also be exposed to additional market risk since the Fund may also invest to a material extent in debt securities paying no interest.



- Liquidity Risk - The Fund's ability to purchase or sell securities may be hindered by a limited market or legal restrictions. Such risks are enhanced by the Fund's and emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.



- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk and credit risk, and may not correlate in value to the relevant underlying asset. Derivatives risk is particularly pronounced for the Fund because it creates "synthetic" bonds to replace direct investment and may use other types of derivatives to gain exposure to fixed income securities and foreign currencies.



- Foreign Investment Risk - Investments in foreign securities may experience more rapid and extreme changes in value than investments in U.S. securities. These markets may be less stable, smaller (both in size and number of participants), less liquid, less regulated, and have higher trading costs relative to the U.S. market. These risks are more pronounced for emerging countries issuers, as these securities present market, credit, currency, liquidity, legal, political and other risks greater than or in addition to risks of investing in the securities of U.S. or more developed foreign country issuers.



- Currency Risk - Fluctuations in exchange rates may negatively affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.



     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Leveraging Risk (e.g., magnified risks from use of derivatives), Non-Diversification Risk (e.g., increased credit, market and other risks from concentration of investments in a small number of securities), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results). As a result of an investment by the Fund in ECDF, some of the above-referenced risks may be more pronounced, including Derivatives Risk.

                                                            GMO GLOBAL BOND FUND

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                          GLOBAL BOND FUND %
                                                                          ------------------
1996                                                                             13.07
1997                                                                              6.36
1998                                                                             10.25
1999                                                                             -5.54
2000                                                                              4.38
2001                                                                             -0.62

                        Highest Quarter: 7.05% (3Q2001)
                        Lowest Quarter: -4.98% (1Q1999)
                      Year-to-Date (as of 3/31/02): -1.28%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                 1 YEAR   5 YEARS   10 YEARS    INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                     12/28/95
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -0.62%    2.82%        N/A        4.45%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  -2.51%    1.10%        N/A        2.43%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     0.02%    1.49%        N/A        2.66%
----------------------------------------------------------------------------
 J.P. MORGAN GLOBAL GOVERNMENT
  BOND INDEX                     -0.80%    2.42%        N/A        2.74%
----------------------------------------------------------------------------


FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.19%
  Shareholder service fee                                                                   0.15%(1)
  Other expenses                                                                            0.09%(2)
  Total annual operating expenses                                                           0.43%(2)
  Expense reimbursement                                                                     0.09%(2,3)
  Net annual expenses                                                                       0.34%(2)


(1) The Fund may invest in Class III shares of the Emerging Country Debt Fund. The Manager will reimburse the Fund for all shareholder service fees borne by the Fund as a result of these investments, so that the aggregate of direct and indirect shareholder service fees borne by shareholders of the Fund will not exceed 0.15%.

(2) The Fund may invest in other GMO Funds ("underlying Funds") and/or directly in securities and other investments. The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in underlying Funds. As described in note 3 below, the Manager will reimburse the Fund for certain direct and indirect expenses, although the Manager's maximum total expense reimbursement to the Fund for certain of its indirect expenses is equal to 0.19% of the Fund's average daily net assets. For the fiscal year ended February 28, 2002, the Fund's total indirect net operating expenses and indirect investment-related expenses were 0.02% and 0.06%, respectively (based on restated expenses for ECDF). Actual indirect expenses for the fiscal year ending February 28, 2003 will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 80 of this Prospectus) (collectively, "Excluded Fund Fees and Expenses")) exceed 0.19% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through June 30, 2003 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in the Emerging Country Debt Fund (excluding Emerging Country Debt Fund's investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense and transfer taxes), exceeds 0.19% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.19% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $35      $129      $232       $533


       * After reimbursement

 GMO EMERGING COUNTRY DEBT FUND



Fund Inception Date: 4/19/94



                                                                             FUND CODES
                                                              -----------------------------------------
                                                                         Ticker   Symbol       Cusip
                                                                         ------  ---------  -----------
                                                              Class III  GMCDX   EmgCntrDt  362007 27 0
                                                              Class IV   GMDFX   EmgCntrDt  362008 78 1


INVESTMENT OBJECTIVE
    High total return.
PRINCIPAL INVESTMENT STRATEGIES

    The Fund invests primarily in sovereign debt of emerging countries in Asia, Latin America, the Middle East, Africa and Southern and Eastern Europe ("emerging countries"). Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to emerging countries and (ii) debt investments. Typical investments include, but are not limited to, bonds (including Brady bonds), bank loans and other sovereign and local issues. Most of the Fund's holdings are typically rated below investment grade (Ba1/BB+ or below as rated by Moody's Investors Service/Standard & Poor's)(or, if unrated, deemed of comparable quality by the Manager). The Fund may also invest in other U.S. and foreign securities, including government securities, corporate debt securities, mortgage-related and asset-backed securities and money market instruments. In addition, the Fund may acquire or hold issues that are in default and therefore not making any payments of principal or interest. The Fund intends to invest primarily in "synthetic" bonds (rather than making direct investments), directly in fixed income securities, and in shares of GMO Alpha LIBOR Fund (see "Investment by Certain Funds in GMO Alpha LIBOR Fund" on page 113). The Fund typically invests in over 25 different countries around the world, and will generally have at least 75% of its assets denominated in, or hedged into, U.S. dollars. The Manager does not attempt to target a specific duration for the Fund's portfolio. Many of the securities directly held by the Fund do not trade as actively as those in the Fund's benchmark and, therefore, may be priced using "fair valuation" procedures. In volatile market conditions, the value of these assets will be more difficult to ascertain. See "Determination of Net Asset Value" on page 81 for a discussion of the fair valuation of the portfolio's assets.


    The Manager emphasizes a "bottom-up" approach to examining and selecting emerging country securities, and uses advanced analytical techniques to seek to identify inefficiencies in the pricing of emerging country debt issues. In addition to investment restrictions, allocation of the Fund's investments among selected emerging countries will be based on other considerations, including specific security valuations, outlook for economic growth, currency exchange and interest rates, and political factors. The Fund typically invests in securities that are of lesser quality than and that do not trade as actively as those in the Fund's benchmark, which means that the percentage decline in the value of the Fund is likely to exceed that of its benchmark during periods of market stress.


    In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts (including credit default swaps). The Fund uses credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Credit default swaps involve payment by one party of a specified rate in exchange for a specified payment upon a default of the underlying security during the swap period. To the extent the Fund does use credit default swaps, there is no assurance they will be effective or will have the desired result.


BENCHMARK

    The Fund's benchmark is the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, an independently maintained and published index composed of debt securities of 31 countries, which includes Brady bonds, sovereign debt, and Eurodollar debt, all of which are dollar denominated.



PRINCIPAL RISKS OF INVESTING IN THE FUND


    The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.


- Foreign Investment Risk - Investments in foreign securities may experience more rapid and extreme changes in value than investments in U.S. securities. These markets may be less stable, smaller (both in size and number of participants), less liquid, less regulated, and have higher trading costs relative to the U.S. market. These risks are more pronounced for emerging countries issuers, as these securities present market, credit, currency, liquidity, legal, political and other risks greater than or in addition to risks of investing in the securities of U.S. or more developed foreign company issuers.


- Liquidity Risk - The Fund's ability to purchase or sell securities may be hindered by a limited market or legal restrictions. Such risks are particularly pronounced for the Fund because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions, and because it typically makes investments in securities that do not trade as actively as those in the Fund's benchmark.


- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk and credit risk, and may not correlate in value to the relevant underlying asset. The Fund also invests in credit default swaps, which are difficult to value, highly susceptible to liquidity and credit risk, and only pay a return to the party seeking protection from (or otherwise "betting" on) a default, in the event of an actual default by the issuer of the underlying obligation. Derivatives risk is particularly pronounced for the Fund because it creates "synthetic" bonds to replace direct investment and may use other types of derivatives to gain exposure to fixed income securities and foreign currencies.


- Market Risk - Fixed Income Securities - The value of the Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This kind of interest rate risk is generally greater for funds investing in fixed income securities with longer maturities and portfolios with longer durations. Interest rate risk is generally more pronounced with lower-rated securities and so may be more significant for the Fund, which may invest a substantial portion of its assets in lower-rated securities or comparable unrated securities. In addition, a related market risk exists for the Fund, which invests in asset-backed securities that may be prepaid or the collateral of which may experience a default of downgrade. The Fund will also be exposed to additional market risk since it may also invest to a material extent in debt securities paying no interest.


- Currency Risk - Fluctuations in exchange rates may negatively affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


    Other principal risks of an investment in the Fund include Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Leveraging Risk (e.g., magnified risks from use of derivatives), Non-Diversification Risk (e.g., increased credit, market and other risks from concentration of investments in a small number of securities), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                  GMO EMERGING COUNTRY DEBT FUND

PERFORMANCE

    The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table below and to the right; as a result, the returns in the table are lower than the returns in the bar chart. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                     EMERGING COUNTRY DEBT FUND %
                                                                     ----------------------------
1995                                                                             45.10
1996                                                                             65.71
1997                                                                             31.01
1998                                                                            -30.53
1999                                                                             32.29
2000                                                                             24.13
2001                                                                             14.19

                        Highest Quarter: 26.16% (2Q1995)
                        Lowest Quarter: -34.91% (3Q1998)
                      Year-to-Date (as of 3/31/02): 9.23%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


---------------------------------------------------------------------------------
                                       1 YEAR   5 YEARS   10 YEARS   INCEPT.
---------------------------------------------------------------------------------
 CLASS III                                                           4/19/94
---------------------------------------------------------------------------------
 RETURN BEFORE TAXES                   13.34%   11.11%        N/A      19.32%
---------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS    7.78%    4.30%        N/A      11.51%
---------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS
 AND SALE OF FUND SHARES                7.75%    5.65%        N/A      12.07%
---------------------------------------------------------------------------------
 J.P. MORGAN EMBI GLOBAL(a)             1.36%    7.35%        N/A      12.97%
---------------------------------------------------------------------------------
 EMBI GLOBAL+(b)                        1.36%    7.17%        N/A      12.75%
---------------------------------------------------------------------------------
 CLASS IV                                                             1/9/98
---------------------------------------------------------------------------------
 RETURN BEFORE TAXES                   13.40%      N/A        N/A       7.72%
---------------------------------------------------------------------------------
 J.P. MORGAN EMBI GLOBAL(a)             1.36%      N/A        N/A       6.88%
---------------------------------------------------------------------------------
 EMBI GLOBAL +(b)                       1.36%      N/A        N/A       6.54%
---------------------------------------------------------------------------------



(a) Fund's benchmark.


(b) The Emerging Market Bond Index ("EMBI") Global + is a composite benchmark computed by the Manager, and represents the J.P. Morgan EMBI prior to 8/95, J.P. Morgan EMBI + through 12/31/99, and the J.P. Morgan EMBI Global thereafter, each of which was the Fund's benchmark during the periods indicated.


FEES AND EXPENSES

    The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III   CLASS IV
  -----------------------------------------------------------------------------------
  Cash purchase premium (as a percentage of offering price)        0.50%(1)    0.50%(1)
  Redemption fee (as a percentage of amount redeemed)              0.25%(1,2)   0.25%(1,2)



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III   CLASS IV
  ------------------------------------------------------------------------------------------------------------
  Management fee                                                                            0.35%       0.35%
  Shareholder service fee                                                                   0.15%       0.10%
  Other expenses                                                                            0.22%(3)    0.22%(3)
  Total annual operating expenses                                                           0.72%(3,4)   0.67%(3,4)


(1) Paid to and retained by the Fund to allocate portfolio transaction costs caused by shareholder activity to the shareholder generating the activity. Purchase premiums apply only to cash purchases. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, the purchase premium or redemption fee charged by the Fund will be reduced by 100% with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived if the Manager determines the Fund is either substantially overweighted or underweighted in cash so that a redemption or purchase will not require a securities transaction. The redemption fee will be reduced by 50% if the Fund makes an in-kind redemption of a redeeming investor's shares. Offset/reductions are not available for transactions that are executed through brokers or agents, including, without limitation, intermediary platforms.
(2) Applies only to shares acquired on or after July 1, 1995 (including shares acquired by reinvestment of dividends or other distributions on or after such date).

(3) The Fund may invest in the GMO Alpha LIBOR Fund ("Alpha LIBOR")(see "Investment by Certain Funds in GMO Alpha LIBOR Fund on page 113). Total annual operating expenses represent the aggregate of direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of Alpha LIBOR including, but not limited to, interest expense, foreign audit expense, and investment-related legal expenses) associated with the Fund's investment in Alpha LIBOR. For the fiscal year ended February 28, 2002, the Fund's total indirect net operating expenses and indirect investment-related expenses were less than 0.01% each. Actual indirect expenses for the fiscal year ending February 28, 2003 will vary depending on the percentage of the Fund's portfolio invested in Alpha LIBOR. Effective June 30, 2002, the Manager will no longer reimburse any Fund fees or expenses. For the fiscal year ended February 28, 2002, reimbursed Fund fees and expenses amounted to less than 0.02% of the Fund's average daily net assets.


(4) Expense ratios reflect inclusion of investment expenses incurred as a result of entering into reverse repurchase agreements. For the fiscal year ended February 28, 2002, annual operating expenses (before addition of investment expense) and investment expense were 0.57% and 0.15%, respectively, for the Class III Shares, and 0.52% and 0.15%, respectively, for the Class IV Shares of the Fund.


EXAMPLE

    This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                               IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                        --------------------------------------   --------------------------------------
                                        1 YEAR*   3 YEARS   5 YEARS   10 YEARS   1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                        -------   -------   -------   --------   -------   -------   -------   --------
Class III                                $149      $307      $479       $978      $123      $279      $449       $940
Class IV                                 $144      $292      $452       $919      $118      $263      $421       $880


       * After reimbursement

 GMO EMERGING COUNTRY DEBT
    SHARE FUND
Fund Inception Date: 7/20/98

                                                                               FUND CODES
                                                              ---------------------------------------------
                                                                         Ticker     Symbol         Cusip
                                                                         ------   -----------   -----------
                                                              Class III  GECDX    EmgCntrDbSh   362008 64 1

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund is a "feeder" fund that invests exclusively (other than certain investments in cash and high quality money market instruments) in a "master" fund, GMO Emerging Country Debt Fund ("ECDF"), and will therefore maintain an investment objective and principal investment strategies identical to those of ECDF. The Fund is offered to investors who are investing through intermediaries that are unable to invest directly in ECDF. Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to emerging country issuers and (ii) debt investments. The Manager defines "emerging countries" to include emerging countries in Asia, Latin America, the Middle East, Africa and Southern and Eastern Europe ("emerging countries"). ECDF seeks to achieve its objective of high total return by seeking exposure primarily to sovereign debt of emerging countries. ECDF may make use of a wide variety of exchange traded and over-the-counter derivative instruments to implement its strategies (including options, futures, swap contracts and "synthetic" bonds), and may seek to provide some protection against defaults through the use of credit default swaps. ECDF may also use credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer's default. For a discussion of the investment objective, principal investments strategies and principal risks for ECDF, please see page 54.


BENCHMARK
     The Fund's benchmark is the J.P. Morgan Emerging Markets Bond Index Global, an independently maintained and published index composed of debt securities of 31 countries, which includes Brady bonds, sovereign debt, local debt and Eurodollar debt, all of which are dollar denominated.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. The most significant risks of an investment in the Fund are the risks the Fund is exposed to through ECDF, which include those outlined in the following brief summary of the principal risks; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.



- Foreign Investment Risk - Investments in foreign securities may experience more rapid and extreme changes in value than investments in U.S. securities. These markets may be less stable, smaller (both in size and number of participants), less liquid, less regulated, and have higher trading costs relative to the U.S. market. These risks are more pronounced for emerging countries issuers, as these securities present market, credit, currency, liquidity, legal, political and other risks greater than or in addition to risks of investing in the securities of U.S. or more developed foreign country issuers.



- Liquidity Risk - ECDF's ability to purchase or sell securities may be hindered by a limited market or legal restrictions. Such risks are particularly pronounced for ECDF because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.



- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk and credit risk, and may not correlate in value to the relevant underlying asset. ECDF also uses credit default swaps, which are difficult to value, highly susceptible to liquidity and credit risk, and only pay a return to the party seeking protection from (or otherwise "betting" on) a default, in the event of an actual default by the issuer of the underlying obligation. Derivatives risk is particularly pronounced for the Fund because ECDF creates "synthetic" bonds to replace direct investment and may use other types of derivatives to gain exposure to fixed income securities and foreign currencies.



- Market Risk - Fixed Income Securities - The value of ECDF's investments in fixed income securities will typically decline during periods of rising interest rates. This kind of interest rate risk is generally greater for funds investing in fixed income securities with longer maturities and portfolios with longer durations. Interest rate risk is generally more pronounced with lower-rated securities and so may be more significant for ECDF, which may invest a substantial portion of its assets in lower-rated securities or comparable unrated securities. In addition, a related market risk exists for ECDF, which invests in asset-backed securities that may be prepaid or the collateral of which may experience a default or downgrade. ECDF will also be exposed to additional market risk since it may also invest to a material extent in debt securities paying no interest.



- Currency Risk - Fluctuations in exchange rates may negatively affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the ECDF hedges currency exposure, there is risk that the U.S. dollar will decline relative to the currency being hedged.



     Other principal risks of an investment in the Fund include Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (e.g., increased credit, market and other risks from concentration of investments in a small number of securities), Leveraging Risk (e.g., magnified risks from use of derivatives), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                       GMO EMERGING COUNTRY DEBT
                                                                      SHARE FUND

PERFORMANCE


     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.



                     ANNUAL TOTAL RETURN/Class III Shares*

                            Years Ending December 31
[Bar Graph]

                                                               GMO EMERGING COUNTRY DEBT SHARE FUND (%)
                                                               ----------------------------------------
1995                                                                             45.10
1996                                                                             65.71
1997                                                                             31.01
1998                                                                            -30.88
1999                                                                             32.13
2000                                                                             24.22
2001                                                                             14.25


                        Highest Quarter: 26.16% (2Q1995)


                        Lowest Quarter: -35.20% (3Q1998)


                      Year-to-Date (as of 3/31/02): 9.03%



                         AVERAGE ANNUAL TOTAL RETURNS*

                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      4/19/94*
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              14.25%   11.17%        N/A      19.36%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                    8.77%    4.43%        N/A      11.61%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                           8.67%    5.79%        N/A      12.16%
----------------------------------------------------------------------------
 J.P. MORGAN EMBI GLOBAL(a)        1.36%    7.35%        N/A      12.97%
----------------------------------------------------------------------------
 EMBI GLOBAL +(b)                  1.36%    7.17%        N/A      12.75%
----------------------------------------------------------------------------



(a) Fund's benchmark.


(b) The Emerging Market Bond Index ("EMBI") Global + is a composite benchmark computed by the Manager, and represents the J.P. Morgan EMBI prior to 8/95, J.P. Morgan EMBI + through 12/31/99, and the J.P. Morgan EMBI Global thereafter each of which was the Fund's benchmark during the periods indicated.



* The Fund's performance prior to July 20, 1998 (the Fund's inception date) reflects the performance of the GMO Emerging Country Debt Fund.


FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of offering price)        *(1)
  Redemption fee (as a percentage of amount redeemed)              *(1)



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.35%(1)
  Shareholder service fee                                                                   0.15%(1)
  Other expenses                                                                            0.27%(1)
  Total annual operating expenses                                                           0.77%(1)
  Expense reimbursement                                                                     0.05%(1,2)
  Net annual expenses                                                                       0.72%(1)



(1) The Fund invests substantially all of its assets in Emerging Country Debt Fund ("ECDF") and indirectly bears the purchase premium, redemption fee and shareholder service fee applicable to that Fund. Total annual operating expenses represent combined fees and expenses of both Funds (based on restated expenses for ECDF).


(2) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2003 for the Fund's operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 80 of this Prospectus).


EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $74      $241      $423       $949


       * After reimbursement

 GMO SHORT-TERM INCOME FUND
Fund Inception Date: 4/18/90

                                                                            FUND CODES
                                                              ---------------------------------------
                                                                         Ticker  Symbol      Cusip
                                                                         ------  ------   -----------
                                                              Class III  GMSIX    STIF    362007 47 8

INVESTMENT OBJECTIVE
     Provide current income.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund seeks exposure primarily to securities issued or guaranteed by the U.S. government or its agencies, asset-backed securities issued by U.S. government agencies and private issuers, high-quality prime commercial paper and master demand notes, high-quality corporate debt securities and high-quality debt securities backed by pools of commercial or consumer finance loans, repurchase agreements, and certificates of deposit, bankers' acceptances and other bank obligations. The Fund may achieve this exposure directly, or indirectly by investing a substantial portion of its assets in the GMO Alpha LIBOR Fund. The GMO Alpha LIBOR Fund primarily invests in relatively high quality, low volatility fixed income instruments, including asset-backed securities issued by a range of governmental (including federal, state, local and foreign governments) and private issuers (see "Investment by Certain GMO Funds in GMO Alpha LIBOR Fund" on page 113). The Fund may also use derivatives. While the Fund intends to invest primarily in short-term securities, it is NOT a money market Fund, and is therefore not subject to the regulations applicable to money market funds. The Fund seeks to provide current income to the extent consistent with the preservation of capital and liquidity.


     The Manager uses fundamental investment techniques to purchase bonds with high relative yield spreads. The Fund seeks to maintain a duration slightly longer than the three-month duration of the Fund's benchmark. While the Fund invests in high-quality instruments, the Manager may or may not dispose of a security whose rating is lowered after purchase.

BENCHMARK

     The Fund's benchmark is the Salomon Smith Barney ("SSB") 3-Month Treasury Bill Index, an independently maintained and published short-term bill index.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.



- Market Risk - Fixed Income Securities - The value of the Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This kind of interest rate risk is generally greater for funds investing in fixed income securities with longer maturities and portfolios with longer durations but is also present to a somewhat lesser extent in this Fund. Interest rate risk is generally more pronounced with lower-rated securities. In addition, a related market risk exists for the Fund, which invests in asset-backed securities that may be prepaid or the collateral of which may experience a default or downgrade.



     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (e.g., increased credit, market and other risks from concentration of investments in a small number of securities), Concentration Risk (e.g., magnified risk resulting from concentrating investments in a small number of industries or countries), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Leveraging Risk (e.g., magnified risks from use of derivatives), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                      GMO SHORT-TERM INCOME FUND

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Bar Graph]

                                                                       SHORT-TERM INCOME FUND(%)
                                                                       -------------------------
1992                                                                             5.80
1993                                                                             5.66
1994                                                                             1.60
1995                                                                             9.97
1996                                                                             5.40
1997                                                                             6.11
1998                                                                             4.49
1999                                                                             5.09
2000                                                                             7.40
2001                                                                             4.99

                        Highest Quarter: 3.23% (3Q1992)
                        Lowest Quarter: -0.21% (1Q1992)
                      Year-to-Date (as of 3/31/02): 0.63%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      4/18/90(#)
----------------------------------------------------------------------------
 RETURN BEFORE TAXES               4.99%    5.61%      5.63%       6.00%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                    2.70%    3.37%      3.26%       3.66%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                           3.45%    3.42%      3.36%       3.73%
----------------------------------------------------------------------------
 SSB 3-MONTH T-BILL INDEX          4.09%    5.02%      4.70%       4.97%
----------------------------------------------------------------------------


(#) For the period from April 18, 1990 until June 30, 1991, the Fund operated as a money market fund.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.05%
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.12%(1)
  Total annual operating expenses                                                           0.32%(1)
  Expense reimbursement                                                                     0.12%(1,2)
  Net annual expenses                                                                       0.20%(1)



(1) The Fund may invest in the GMO Alpha LIBOR Fund ("Alpha LIBOR") (see "Investment by Certain Funds in GMO Alpha LIBOR Fund on page 113). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of Alpha LIBOR, including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in Alpha LIBOR. For the fiscal year ended February 28, 2002, the Fund's total indirect net operating expenses and indirect investment-related expenses were 0.00% and 0.04%, respectively. Actual indirect expenses for the fiscal year ending February 28, 2003 will vary depending on the percentage of the Fund's portfolio invested in Alpha LIBOR.


(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 80 of this Prospectus) exceed 0.05% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $20       $91      $168       $394


       * After reimbursement

 GMO GLOBAL HEDGED EQUITY FUND
Fund Inception Date: 7/29/94

                                                                             FUND CODES
                                                              ----------------------------------------
                                                                         Ticker   Symbol      Cusip
                                                                         ------   ------   -----------
                                                              Class III  GGHEX     N/A     362007 44 5

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests primarily in shares of the GMO U.S. Equity Funds and GMO International Equity Funds (including the GMO Emerging Markets Funds) (the "underlying Funds"), or directly in equity securities of the type invested in by these Funds. Under normal circumstances, the Fund will invest at least 80% of its assets in equity investments. Fund invests primarily in a combination of (i) global equity securities, generally held through the underlying Funds; (ii) derivative instruments intended to hedge the value of the Fund's equity positions against general movements in the equity market(s) and against changes in the value of the foreign currencies represented in the Fund's non-U.S. positions relative to the U.S. dollar; and (iii) long interest rate futures contracts intended to extend the duration of the Fund. The Fund expects to make substantial use of exchange-traded and over-the-counter derivatives and related instruments. Investors should understand that, as opposed to conventional portfolios composed of equity securities, to the extent that the Fund's hedging positions are effective, the performance of the Fund is not expected to correlate with the movements of equity markets generally. Rather, the Manager seeks to manage the Fund so that it will perform more like a short-term fixed income fund adjusted by the Manager's outperformance or underperformance of equity markets generally.


     The Fund will implement its strategy globally with a combination of U.S., international and emerging market equities. For the U.S. equity portion of the portfolio, the Fund will invest in a U.S. equity strategy that will be hedged using exchange-traded S&P 500 futures contracts. For the international equity portion of the portfolio, the Fund will invest in an international strategy that will be hedged using foreign exchange-traded futures contracts and swap contracts in which the Fund is obligated to pay the return of foreign markets in return for a U.S. dollar-based interest rate. For the emerging market equity portion of the portfolio, the Fund will invest in an emerging markets strategy that will be hedged using U.S. and foreign exchange-traded futures and swap contracts in which the Fund is obligated to pay the return of foreign markets in return for a U.S. dollar-based interest rate.

BENCHMARK

     The Fund's benchmark is the Salomon Smith Barney ("SSB") 3-Month Treasury Bill Index, an independently maintained and published short-term bill index.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.



- Fund of Funds Risk - Because the Fund invests in other Funds, the most significant risk of an investment in the Fund is the risk that one or more underlying Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.



- Market Risk - Equity Securities - Investments by the Fund or underlying Funds in equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The possibility that stock market prices in general will decline over short or extended periods subjects underlying Funds to unpredictable declines in the value of their shares, as well as periods of poor performance.



- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk and credit risk, and may not correlate in value to the relevant underlying asset. Derivatives risk is particularly pronounced for the Fund, which may use derivatives to gain exposure to fixed income securities and foreign currencies.



- Foreign Investment Risk - Investments in foreign securities may experience more rapid and extreme changes in value than investments in U.S. securities. These markets may be less stable, smaller (both in size and number of participants), less liquid, less regulated, and have higher trading costs relative to the U.S. market.



     Other principal risks of an investment in the Fund include Market
Risk - Fixed Income Securities (e.g., risk that values of fixed income securities in which the Fund is invested decline during periods of rising interest rates), Liquidity Risk (e.g., difficulty in purchasing and selling underlying Fund investments), Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated Fund investments negatively affect the value of such holdings), Non-Diversification Risk (e.g., increased credit, market and other risks from concentration of investments in a small number of securities), Leveraging Risk (e.g., magnified risks from use of derivatives), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                   GMO GLOBAL HEDGED EQUITY FUND

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[BAR GRAPH]

                                                                     GLOBAL HEDGED EQUITY FUND(%)
                                                                     ----------------------------
1995                                                                              8.03
1996                                                                              4.09
1997                                                                              -1.6
1998                                                                             -7.08
1999                                                                              1.65
2000                                                                             19.37
2001                                                                              15.1

                        Highest Quarter: 8.01% (2Q1999)
                        Lowest Quarter: -4.10% (2Q1998)
                      Year-to-Date (as of 3/31/02): 4.97%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      7/29/94
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              15.10%    5.01%        N/A       5.05%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   12.08%    1.93%        N/A       2.70%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                           9.17%    2.52%        N/A       2.93%
----------------------------------------------------------------------------
 SSB 3-MONTH T-BILL INDEX          4.09%    5.02%        N/A       5.15%
----------------------------------------------------------------------------


FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.50%
  Shareholder service fee                                                                   0.15%(1)
  Other expenses                                                                            1.08%(2)
  Total annual operating expenses                                                           1.73%(2)
  Expense reimbursement                                                                     0.79%(2,3)
  Net annual expenses                                                                       0.94%(2)



(1) The Fund invests in other GMO funds ("underlying Funds"). The shareholder service fee will be reimbursed to the extent of any indirect shareholder service fees paid in connection with the Fund's investment in shares of underlying Funds.


(2) The Fund may invest in underlying Funds and/or directly in securities and other investments. The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense and investment-related legal expenses) associated with the Fund's investment in underlying Funds. As described in note 3 below, the Manager will reimburse the Fund for certain direct and indirect expenses, although the Manager's maximum total expense reimbursement to the Fund for certain of its indirect expenses is equal to 0.50% of the Fund's average daily net assets. For the fiscal year ended February 28, 2002, the Fund's total indirect net operating expenses and indirect investment-related expenses were 0.57% and 0.00%, respectively (based on restated expenses for certain underlying Funds). Actual indirect expenses for the fiscal year ending February 28, 2003 will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 80 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.50% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through June 30, 2003 to the extent that the sum of (i) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (ii) the amount of fees and expenses incurred indirectly by the Fund through its investment in other GMO Funds (excluding these Funds' Excluded Fund Fees and Expenses), exceeds 0.50% of the Fund's average daily net assets, subject to a maximum total reimbursement to such Fund equal to 0.50% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $96      $468      $864      $1,975


       * After reimbursement

 GMO INFLATION INDEXED BOND FUND
Fund Inception Date: 3/31/97

                                                                             FUND CODES
                                                              -----------------------------------------
                                                                         Ticker   Symbol       Cusip
                                                                         ------  ---------  -----------
                                                              Class III  GMIIX   InfltInBd   362007 247

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests primarily in securities that are indexed or otherwise "linked" to general measures of inflation in the country of issue. Under normal circumstances, the Fund will invest at least 80% of its net assets in each of
(i) bond investments and (ii) inflation indexed investments. The Manager defines "inflation indexed" securities as those which are "linked" to general measures of inflation because such instrument's terms, principal or interest components change with general movements of inflation in the country of issue. The Fund's portfolio concentrates on inflation indexed securities issued by the U.S. government (including U.S. government agencies), but may also include inflation indexed bonds issued by foreign governments and corporate issuers. The Fund intends to invest primarily in "synthetic" bonds (rather than making direct investments), directly in fixed income securities, and in shares of the GMO Alpha LIBOR Fund. The GMO Alpha LIBOR Fund primarily invests in relatively high quality, low volatility fixed income instruments, including asset-backed securities issued by a range of governmental (including federal, state, local and foreign governments) and private issuers (see "Investment by Certain GMO Funds in GMO Alpha LIBOR Fund" on page 113). The Fund may also expose a portion of its assets to lower-rated securities (also known as "junk bonds").



     The Manager uses fundamental investment techniques to select issues to match the Fund's duration to that of its benchmark. The Manager seeks to identify fixed income investments that, in the opinion of the Manager, represent favorable values relative to their market prices.


BENCHMARK

     The Fund's benchmark is the Lehman Brothers U.S. Treasury Inflation Notes Index, an independently maintained and published index of inflation-indexed linked U.S. Treasury securities.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.



- Market Risk - Fixed Income Securities - The value of the Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This kind of interest rate risk is generally greater for funds investing in fixed income securities with longer maturities and portfolios with longer durations. Interest rate risk is generally more pronounced with lower-rated securities and so may be more significant for the Fund, which may invest a substantial portion of its assets in lower-rated securities or comparable unrated securities. In addition, a related market risk exists for the Fund, which invests in asset-backed securities that may be prepaid or the collateral of which may experience a default or downgrade. The Fund will also be exposed to additional market risk since it may also invest to a material extent in debt securities paying no interest.



- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk and credit risk, and may not correlate in value to the relevant underlying asset. Derivatives risk is particularly pronounced for the Fund because it creates "synthetic" bonds to replace direct investment and may use other types of derivatives to gain exposure to foreign fixed income securities and currencies.


- Foreign Investment Risk - Investments in foreign securities may experience more rapid and extreme changes in value than investments in U.S. securities. These markets may be less stable, smaller (both in size and number of participants), less liquid, less regulated, and have higher trading costs relative to the U.S. market.

- Currency Risk - Fluctuations in exchange rates may negatively affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Non-Diversification Risk (e.g., increased credit, market and other risks from concentration of investments in a small number of securities), Leveraging Risk (e.g., magnified risks from use of derivatives), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                 GMO INFLATION INDEXED BOND FUND

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Year Ending December 31
[BAR GRAPH]

                                                                    INFLATION INDEXED BOND FUND(%)
                                                                    ------------------------------
1998                                                                              4.17
1999                                                                              2.70
2000                                                                             13.32
2001                                                                              8.59

                        Highest Quarter: 5.11% (1Q2001)
                        Lowest Quarter: -0.84% (4Q2001)
                      Year-to-Date (as of 3/31/02): 1.13%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      3/31/97
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              8.59%       N/A        N/A       6.70%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   7.03%       N/A        N/A       4.58%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          5.31%       N/A        N/A       4.32%
----------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. TREASURY
  INFLATION NOTES INDEX           7.90%       N/A        N/A       6.44%
----------------------------------------------------------------------------


FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.10%
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.26%(1)
  Total annual operating expenses                                                           0.51%(1)
  Expense reimbursement                                                                     0.09%(1,2)
  Net annual expenses                                                                       0.42%(1,3)



(1) The Fund may invest in the GMO Alpha LIBOR Fund ("Alpha LIBOR") (see "Investment by Certain Funds in GMO Alpha LIBOR Fund on page 113). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of Alpha LIBOR including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in Alpha LIBOR. For the fiscal year ended February 28, 2002, the Fund's total indirect net operating expenses and indirect investment-related expenses were less than 0.01% each. Actual indirect expenses for the fiscal year ending February 28, 2003 will vary depending on the percentage of the Fund's portfolio invested in Alpha LIBOR.


(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 80 of this Prospectus) exceed 0.10% of the Fund's average daily net assets.


(3) Expense ratios reflect the inclusion of interest expense incurred as a result of entering into reverse repurchase agreements. For the fiscal year ended February 28, 2002, net annual operating expenses (before addition of interest expense) and interest expense were 0.25% and 0.17%, respectively.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $43      $154      $276       $632


       * After reimbursement

                   ASSET ALLOCATION FUNDS ("FUNDS OF FUNDS")


     The Asset Allocation Funds invest primarily in other GMO Funds to provide an investor with exposure to the investments -- and attendant risks -- of the underlying Funds. Any reference to the GMO Emerging Markets Funds in this section means the GMO Emerging Markets Fund, GMO Emerging Countries Fund and GMO Asia Fund, collectively.


 GMO INTERNATIONAL EQUITY
    ALLOCATION FUND
Fund Inception Date: 10/11/96

                                                                            FUND CODES
                                                              ---------------------------------------
                                                                         Ticker  Symbol      Cusip
                                                                         ------  -------  -----------
                                                              Class III  GIEAX     N/A    362007 21 3


INVESTMENT OBJECTIVE
     Seeks total return greater than its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund is a fund-of-funds and invests in shares of other GMO mutual funds, including primarily the GMO International Equity Funds (including the GMO Emerging Markets Fund) and the GMO Fixed Income Funds (the "underlying Funds"). Under normal circumstances, the Fund will invest at least 80% of its assets in equity investments. Depending upon the Manager's current valuation assessment of the global marketplace the Fund may own different proportions of underlying Funds at different times. The Fund attempts to shift its investments in underlying Funds opportunistically when the investment outlook has changed, when cash flows occur, or when there has been a significant change in market valuation levels. The Fund will typically be nearly fully exposed to international equity and fixed income securities through investment in the underlying Funds.



     The investment process for the Fund begins with a universe generally represented by MSCI ACWI (All Country World Index) Free ex-U.S. Index. The Manager determines weightings in the underlying funds using an optimization process based on long-term forecasts of relative value and risk among the major asset classes. This process analyzes country and sector levels based on factors/characteristics such as aggregated price to book, dividend yield, cash earnings, price to earnings, inflation, and interest rates, among others. Once these return and risk forecasts have been developed for each country, a similar process is run at the individual security level. This forecasted return and risk information is then adjusted to incorporate the expected value-added for each of the underlying Funds which are used to implement the asset allocation portfolio. The expected value-added for each underlying Fund is determined by assessing such Fund's historical ability to add value, the efficiency of a given asset class, as well as an analysis of what, if anything, has changed about the asset class which might cause such Fund's future value-added to be higher or lower than historical levels. The Manager seeks to manage the Fund with low risk relative to its benchmark.


BENCHMARK

     The Fund's benchmark is the MSCI ACWI (All Country World Index) Free ex-U.S. Index, an international (excluding U.S. and including emerging) equity index, independently maintained and published by Morgan Stanley Capital International.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.



- Fund of Funds Risk - Because the Fund invests in other Funds, the most significant risk of an investment in the Fund is the risk that one or more underlying Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.



- Foreign Investment Risk - Investments by underlying Funds in foreign securities may experience more rapid and extreme changes in value than investments in U.S. securities. These markets may be less stable, smaller (both in size and number of participants), less liquid, less regulated, and have higher trading costs relative to the U.S. market.



- Market Risk - Equity Securities - Investments by underlying Funds in equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The possibility that stock market prices in general will decline over short or extended periods subjects underlying Funds to unpredictable declines in the value of their shares, as well as periods of poor performance.



- Market Risk - Fixed Income Securities - The value of an underlying Fund's investments in fixed income securities will typically change as interest rates fluctuate. This kind of interest rate risk is generally greater for funds investing in fixed income securities with longer maturities and portfolios with longer durations. Interest rate risk is generally more pronounced with lower-rated securities.



Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Smaller Company Risk (e.g., magnified market risk and liquidity risk from investments in companies with small capitalization), Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated underlying Fund investments negatively affect the value of such holdings), Leveraging Risk (e.g., magnified risks from use of derivatives), Liquidity Risk (e.g., difficulty in purchasing and selling underlying Fund investments), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                            GMO INTERNATIONAL EQUITY
                                               ALLOCATION FUND

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years ending December 31
[BAR GRAPH]

                                                                INTERNATIONAL EQUITY ALLOCATION FUND(%)
                                                                ---------------------------------------
1997                                                                              1.74
1998                                                                              1.99
1999                                                                             26.77
2000                                                                             -6.52
2001                                                                             -5.73

                        Highest Quarter: 14.99% (4Q1998)
                        Lowest Quarter: -15.91% (3Q1998)
                      Year-to-Date (as of 3/31/02): 8.65%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      10/11/96
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              -5.73%    3.00%        N/A       3.39%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   -6.68%    1.10%        N/A       1.49%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     -3.47%    1.68%        N/A       1.99%
----------------------------------------------------------------------------
 MSCI ACWI FREE EX-U.S. INDEX    -19.73%    0.83%        N/A       1.15%
----------------------------------------------------------------------------


FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                               *(1)
  Shareholder service fee                                                                      *(1)
  Other expenses                                                                               *(1)
  Total annual operating expenses                                                              *(1)
  Expense reimbursement                                                                        *(1,2)
  Net annual expenses                                                                          *(1)



(1) The Fund does not charge any management fees or shareholder service fees directly. The Fund does incur certain other direct expenses (0.05% for the year ended February 28, 2002), all of which are reimbursed as described in note 2 below. However, because the Fund invests primarily in underlying Funds, the Fund also incurs fees and expenses indirectly as a shareholder of the underlying Funds. The indirect net annual operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense and investment-related legal expense) and indirect investment-related expenses incurred by the Fund for the fiscal year ended February 28, 2002 were 0.79% and 0.01%, respectively. Actual indirect expenses for the fiscal year ending February 28, 2003 will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


(2) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2003 for the Fund's operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 80 of this Prospectus).


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $81      $263      $461      $1,033


       * After reimbursement

 GMO WORLD BALANCED

    ALLOCATION FUND
Fund Inception Date: 6/28/96

                                                                             FUND CODES
                                                              -----------------------------------------
                                                                         Ticker   Symbol       Cusip
                                                                         ------  ---------  -----------
                                                              Class III  GMWAX      N/A     362007 17 1


INVESTMENT OBJECTIVE
     Seeks total return greater than its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund is a fund-of-funds and invests in shares of other GMO mutual funds, including primarily the GMO International Equity Funds (including the GMO Emerging Markets Fund), the GMO U.S. Equity Funds, and the GMO Fixed Income Funds (the "underlying Funds"). Depending upon the Manager's current valuation assessment of the global marketplace the Fund may own different proportions of underlying Funds at different times. The Fund attempts to shift its investments in underlying Funds opportunistically when the investment outlook has changed, when cash flows occur, or when there has been a significant change in market valuation levels. The Fund will typically be nearly fully exposed to global equity and fixed income securities through investment in the underlying Funds.



     The investment process for the Fund begins with an universe generally represented by the GMO World Balanced Index. The Manager determines weightings in the underlying funds using an optimization based on long-term forecasts of relative value and risk among the major asset classes. This process analyzes country and sector levels based on factors/characteristics such as aggregated price to book, dividend yield, cash earnings, price to earnings, inflation, and interest rates, among others. Once these return and risk forecasts have been developed for each country, a similar process is run at the individual security level. This forecasted return and risk information is then adjusted to incorporate the expected value-added for each of the underlying Funds which are used to implement the asset allocation portfolio. The expected value-added for each underlying Fund is determined by assessing such Fund's historical ability to add value, the efficiency of a given asset class, as well as an analysis of what, if anything, has changed about the asset class which might cause such Fund's future value-added to be higher or lower than historical levels. The Manager seeks to manage the Fund with low risk relative to its benchmark.


BENCHMARK

     The Fund's benchmark is the GMO World Balanced Index, a composite benchmark computed by GMO. It consists of (i) the S&P 500 Index (a U.S. large capitalization stock index, independently maintained and published by Standard & Poor's Corporation); (ii) the MSCI ACWI (All Country World Index) Free ex-U.S. Index (an international (excluding U.S. and including emerging) equity index, independently maintained and published by Morgan Stanley Capital International); and (iii) the Lehman Brothers U.S. Aggregate Bond Index (an independently maintained and published index comprised of U.S. fixed rate debt issues, having a maturity of at least one year, rated investment grade or higher by Moody's Investors Service, Standard & Poor's or Fitch IBCA, Inc.) in the following proportions: 48.75% (S&P 500), 16.25% (MSCI ACWI), and 35% (Lehman Brothers). The GMO World Balanced Index reflects investment of all applicable dividends, capital gains, and interest.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.



- Fund of Funds Risk - Because the Fund invests in other Funds, the most significant risk of an investment in the Fund is the risk that one or more underlying Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.



- Foreign Investment Risk - Investments by underlying Funds in foreign securities may experience more rapid and extreme changes in value than investments in U.S. securities. These markets may be less stable, smaller (both in size and number of participants), less liquid, less regulated, and have higher trading costs relative to the U.S. market.



- Market Risk - Equity Securities - Investments by underlying Funds in equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The possibility that stock market prices in general will decline over short or extended periods subjects underlying funds to unpredictable declines in the value of their shares, as well as periods of poor performance.



- Market Risk - Fixed Income Securities - The value of an underlying Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This kind of interest rate risk is generally greater for funds investing in fixed income securities with longer maturities and portfolios with longer durations. Interest rate risk is generally more pronounced with lower-rated securities.



     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Smaller Company Risk (e.g., magnified market risk and liquidity risk from investments in companies with small capitalization), Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated underlying Fund investments negatively affect the value of such holdings), Leveraging Risk (e.g., magnified risks from use of derivatives), Liquidity Risk (e.g., difficulty in purchasing and selling underlying Fund investments), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                GMO WORLD BALANCED

                                                   ALLOCATION FUND

PERFORMANCE

     The performance information presented was achieved prior to the change in the Fund's principal investment strategies, effective June 30, 2002, which will result in the Fund seeking broad exposure to both global equity and fixed income securities. Therefore, the past performance presented (before and after taxes) will not be indicative of future performance. The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Bar Graph]

                                                                   WORLD EQUITY ALLOCATION FUND (%)
                                                                   --------------------------------
1997                                                                             10.23
1998                                                                              2.73
1999                                                                             23.44
2000                                                                             -0.62
2001                                                                             -1.52

                        Highest Quarter: 14.30% (4Q1998)
                        Lowest Quarter: -15.08% (3Q1998)
                      Year-to-Date (as of 3/31/02): 8.32%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      6/28/96*
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              -1.52%    6.47%        N/A       6.75%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   -3.20%    3.50%        N/A       3.85%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     -0.94%    4.20%        N/A       4.43%
----------------------------------------------------------------------------
 MSCI ACWI FREE INDEX(a)         -16.20%    5.11%        N/A       5.62%
----------------------------------------------------------------------------
 GMO WORLD BALANCED INDEX(b)      -6.15%    8.35%        N/A       9.01%
----------------------------------------------------------------------------


* The Fund commenced operations on June 28, 1996 with two classes of shares - Class I shares and Class II shares. Class I shares converted to Class III shares on January 9, 1998. Class II shares converted to Class III shares on October 16, 1996.

(a) The MSCI ACWI (All Country World Index) Free Index is a global (including U.S. and emerging markets) equity index, independently maintained and published by Morgan Stanley Capital International. Effective June 30, 2002, the Fund changed its benchmark from the MSCI ACWI Free Index to the GMO World Balanced Index to reflect its current practice of providing broad exposure to both global equity and fixed income securities.


(b) Fund's benchmark (computed by the Manager).


FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                               *(1)
  Shareholder service fee                                                                      *(1)
  Other expenses                                                                               *(1)
  Total annual operating expenses                                                              *(1)
  Expense reimbursement                                                                        *(1,2)
  Net annual expenses                                                                          *(1)



(1) Effective June 30, 2002, the Fund's investment objective and operating policies were changed. The Fund's expenses have been restated and are estimates for the current fiscal year. The Fund does not charge any management fees or shareholder service fees directly. The Fund does incur certain other direct operating expenses, which are estimated to be 0.04% for the current fiscal year, all of which are reimbursed as describe in note 2 below. However, because the Fund invests primarily in underlying Funds, the Fund also incurs fees and expenses indirectly as a shareholder of the underlying Funds. The Fund's indirect net annual operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) and indirect investment-related expenses for the current fiscal year are estimated at 0.50% and 0.01%, respectively. Actual indirect expenses for the fiscal year ending February 28, 2003 will vary depending on the particular underlying funds in which the Fund's portfolio is invested.


(2) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2003 for the Fund's operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 80 of this Prospectus).


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $51      $169      $298       $673


       * After reimbursement

 GMO GLOBAL (U.S.+) EQUITY
    ALLOCATION FUND
Fund Inception Date: 11/26/96


                                                                            FUND CODES
                                                              --------------------------------------
                                                                         Ticker  Symbol     Cusip
                                                                         ------  ------  -----------
                                                              Class III  GMGEX    N/A    362007 14 8



INVESTMENT OBJECTIVE
     Seeks total return greater than its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund is a fund-of-funds and invests in shares of other GMO mutual funds, including primarily the GMO U.S. Equity Funds, the GMO International Equity Funds (including the GMO Emerging Markets Fund) and the GMO Fixed Income Funds (the "underlying Funds"). Under normal circumstances, the Fund will invest at least 80% of its assets in equity investments. Depending upon the Manager's current valuation assessment of the global marketplace the Fund may own different proportions of underlying Funds at different times. The Fund attempts to shift its investments in underlying funds opportunistically when the investment outlook has changed, when cash flows occur, or when there has been a significant change in market valuation levels. The Fund will typically be nearly fully exposed to global equity and fixed income securities through investment in the underlying Funds.



     The investment process for the Fund begins with a universe generally represented by the GMO Global Equity Index. The Manager determines weightings in the underlying Funds using an optimization based on long-term forecasts of relative value and risk among the major asset classes. This process analyzes country and sector levels based on factors/characteristics such as aggregated price to book, dividend yield, cash earnings, price to earnings, inflation, and interest rates, among others. Once these return and risk forecasts have been developed for each country, a similar process is run at the individual security level. This forecasted return and risk information is then adjusted to incorporate the expected value-added for each of the underlying Funds which are used to implement the asset allocation portfolio. The expected value-added for each underlying Fund is determined by assessing such Fund's historical ability to add value, the efficiency of a given asset class, as well as an analysis of what, if anything, has changed about the asset class which might cause such Fund's future value-added to be higher or lower than historical levels. The Manager seeks to manage the Fund with low risk relative to its benchmark.


BENCHMARK

     The Fund's benchmark is the GMO Global Equity Index, a composite computed by GMO. It consists of (i) the S&P 500 Index (a U.S. large capitalization stock index, independently maintained and published by Standard & Poor's Corporation) and (ii) the MSCI ACWI (All Country World Index) Free ex-U.S. Index (an international (excluding U.S. and including emerging) equity index, independently maintained and published by Morgan Stanley Capital International) in the following proportions: 75% (S&P 500) and 25% (MSCI ACWI).


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.



- Fund of Funds Risk - Because the Fund invests in other Funds, the most significant risk of an investment in the Fund is the risk that one or more underlying Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.



- Foreign Investment Risk - Investments by underlying Funds in foreign securities may experience more rapid and extreme changes in value than investments in U.S. securities. These markets may be less stable, smaller (both in size and number of participants), less liquid, less regulated, and have higher trading costs relative to the U.S. market.



- Market Risk - Equity Securities - Investments by underlying Funds in equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The possibility that stock market prices in general will decline over short or extended periods subjects underlying funds to unpredictable declines in the value of their shares, as well as periods of poor performance.



- Market Risk - Fixed Income Securities - The value of an underlying Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This kind of interest rate risk is generally greater for funds investing in fixed income securities with longer maturities and portfolios with longer durations. Interest rate risk is generally more pronounced with lower-rated securities.



     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Smaller Company Risk (e.g., magnified market risk and liquidity risk from investments in companies with small capitalization), Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated underlying Fund investments negatively affect the value of such holdings), Leveraging Risk (e.g., magnified risks from use of derivatives), Liquidity Risk (e.g., difficulty in purchasing and selling underlying Fund investments), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Management Risk (e.g., risk that the

Manager's techniques fail to produce desired results).

                                                       GMO GLOBAL (U.S.+) EQUITY
                                                                 ALLOCATION FUND

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Bar Graph]

                                                               GLOBAL (U.S.+) EQUITY ALLOCATION FUND (%)
                                                               -----------------------------------------
1997                                                                             19.90
1998                                                                              5.97
1999                                                                             19.28
2000                                                                              3.75
2001                                                                             -0.74

                        Highest Quarter: 14.22% (4Q1998)
                        Lowest Quarter: -13.52% (3Q1998)
                      Year-to-Date (as of 3/31/02): 6.34%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      11/26/96
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              -0.74%    9.31%        N/A       9.27%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   -1.83%    5.76%        N/A       5.63%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                      0.02%    6.36%        N/A       6.25%
----------------------------------------------------------------------------
 MSCI ACWI FREE INDEX(a)         -16.20%    5.11%        N/A       4.65%
----------------------------------------------------------------------------
 GMO GLOBAL EQUITY INDEX(b)      -13.87%    8.26%        N/A       7.71%
----------------------------------------------------------------------------



(a) The MSCI ACWI (All Country World Index) Free Index is a global (including U.S. and emerging markets) equity index, independently maintained and published by Morgan Stanley Capital International.


(b) Fund's benchmark (computed by the Manager).


FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                              *(1)
  Shareholder service fee                                                                     *(1)
  Other expenses                                                                              *(1)
  Total annual operating expenses                                                             *(1)
  Expense reimbursement                                                                       *(1,2)
  Net annual expenses                                                                         *(1)



(1) The Fund does not charge any management fees or shareholder service fees directly. The Fund does incur certain other direct expenses (0.07% for the year ended February 28, 2002), all of which are reimbursed as described in note 2 below. However, because the Fund invests primarily in underlying Funds, the Fund also incurs fees and expenses indirectly as a shareholder of the underlying Funds. The indirect net annual operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) and indirect investment-related expenses incurred by the Fund for the fiscal year ended February 28, 2002 were 0.61% and 0.01%, respectively. Actual indirect expenses for the fiscal year ending February 28, 2003 will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


(2) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2003 for the Fund's operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 80 of this Prospectus).


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $62      $211      $372       $840


       * After reimbursement

 GMO GLOBAL BALANCED ALLOCATION FUND
Fund Inception Date: 7/29/96

THIS FUND IS NOT AVAILABLE TO NEW INVESTORS.



                                                                            FUND CODES
                                                              ---------------------------------------
                                                                         Ticker  Symbol      Cusip
                                                                         ------  ------   -----------
                                                              Class III  GMGAX    N/A     362007 11 4



INVESTMENT OBJECTIVE
     Seeks total return greater than its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund is a fund-of-funds and invests in shares of other GMO mutual funds, including the GMO International Equity Funds (including the GMO Emerging Markets Funds), the GMO Fixed Income Funds and the GMO U.S. Equity Funds (the "underlying Funds"). Depending upon the Manager's current valuation assessment of the global marketplace the Fund may own different proportions of underlying funds at different times. The Fund attempts to shift its investments in underlying Funds opportunistically when the investment outlook has changed, when cash flows occur, or when there has been a significant change in market valuation levels. The Fund will typically be nearly fully exposed to global equity and fixed income securities through investment in the underlying Funds.


     The investment process for the Fund begins with a universe generally represented by the GMO Global Balanced Index. The Manager determines weightings in the underlying Funds using an optimization based on long-term forecasts of relative value and risk among the major asset classes. This process analyzes country and sector levels based on factors/characteristics such as aggregated price to book, dividend yield, cash earnings, price to earnings, inflation, and interest rates, among others. Once these return and risk forecasts have been developed for each country, a similar process is run at the individual security level. This forecasted return and risk information is then adjusted to incorporate the expected value-added for each of the underlying Funds which are used to implement the asset allocation portfolio. The expected value-added for each underlying Fund is determined by assessing such Fund's historical ability to add value, the efficiency of a given asset class, as well as an analysis of what, if anything, has changed about the asset class which might cause such Fund's future value-added to be higher or lower than historical levels. The Manager seeks to manage the Fund with low risk relative to its benchmark.


BENCHMARK

     The Fund's benchmark is the GMO Global Balanced Index, a composite benchmark computed by GMO. It consists of (i) the S&P 500 Index (a U.S. large capitalization stock index, independently maintained and published by Standard & Poor's Corporation); (ii) the MSCI ACWI (All Country World Index) Free ex-U.S. Index (an international (excluding U.S. and including emerging) equity index, independently maintained and published by Morgan Stanley Capital International); and (iii) the Lehman Brothers U.S. Aggregate Bond Index (an independently maintained and published index comprised of U.S. fixed rate debt issues, having a maturity of at least one year, rated investment grade or higher by Moody's Investors Service, Standard & Poor's or Fitch IBCA, Inc.) in the following proportions: 48.75% (S&P 500), 16.25% (MSCI ACWI), and 35% (Lehman Brothers). The GMO Global Balanced Index reflects reinvestment of all applicable dividends, capital gains, and interest.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.



- Fund of Funds Risk - Because the Fund invests in other Funds, the most significant risk of an investment in the Fund is the risk that one or more underlying Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.



- Foreign Investment Risk - Investments by underlying Funds in foreign securities may experience more rapid and extreme changes in value than investments in U.S. securities. These markets may be less stable, smaller (both in size and number of participants), less liquid, less regulated, and have higher trading costs relative to the U.S. market.



- Market Risk - Equity Securities - Investments by underlying Funds in equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The possibility that stock market prices in general will decline over short or extended periods subjects underlying Funds to unpredictable declines in the value of their shares, as well as periods of poor performance.



- Market Risk - Fixed Income Securities - The value of an underlying Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This kind of interest rate risk is generally greater for funds investing in fixed income securities with longer maturities and portfolios with longer durations. Interest rate risk is generally more pronounced with lower-rated securities.



     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Smaller Company Risk (e.g., magnified market risk and liquidity risk from investments in companies with small capitalization), Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated underlying Fund investments negatively affect the value of such holdings), Leveraging Risk (e.g., magnified risks from use of derivatives), Liquidity Risk (e.g., difficulty in purchasing and selling underlying Fund investments), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                             GMO GLOBAL BALANCED ALLOCATION FUND

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of three broad-based indexes, which make up the Fund's benchmark. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Bar Graph]

                                                                  GLOBAL BALANCED ALLOCATION FUND (%)
                                                                  -----------------------------------
1997                                                                             16.05
1998                                                                              4.38
1999                                                                             10.97
2000                                                                              7.39
2001                                                                              3.74

                        Highest Quarter: 8.58% (2Q1997)
                        Lowest Quarter: -7.89% (3Q1998)
                      Year-to-Date (as of 3/31/02): 4.74%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      7/29/96*
----------------------------------------------------------------------------
 RETURN BEFORE TAXES               3.74%    8.41%        N/A      10.07%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                    1.91%    5.43%        N/A       7.02%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                      2.27%    5.57%        N/A       6.91%
----------------------------------------------------------------------------
 S&P 500 INDEX                   -11.89%   10.70%        N/A      13.32%
----------------------------------------------------------------------------
 MSCI ACWI FREE EX-U.S. INDEX    -19.73%    0.83%        N/A       1.78%
----------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. AGGREGATE
  BOND INDEX                       8.44%    7.43%        N/A       7.83%
----------------------------------------------------------------------------
 GMO GLOBAL BALANCED INDEX(a)     -6.15%    8.35%        N/A       9.87%
----------------------------------------------------------------------------


* The Fund commenced operations on July 29, 1996 with a single class of shares - Class I shares. Class I and Class II shares converted to Class III shares on January 9, 1998.

(a) Fund's benchmark (computed by the Manager).


FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                               *(1)
  Shareholder service fee                                                                      *(1)
  Other expenses                                                                               *(1)
  Total annual operating expenses                                                              *(1)
  Expense reimbursement                                                                        *(1,2)
  Net annual expenses                                                                          *(1)



(1) The Fund does not charge any management fees or shareholder service fees directly. The Fund does incur certain other direct expenses (0.04% for the year ended February 28, 2002), all of which are reimbursed as described in note 2 below. However, because the Fund invests primarily in underlying Funds, the Fund also incurs fees and expenses indirectly as a shareholder of the underlying Funds. The indirect net annual operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) and indirect investment-related expenses indirectly incurred by the Fund for the fiscal year ended February 28, 2002 were 0.52% and 0.01%, respectively. Actual indirect expenses for the fiscal year ending February 28, 2003 will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


(2) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2003 for the Fund's operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 80 of this Prospectus).


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $53      $175      $309       $698


       * After reimbursement

 GMO U.S. SECTOR FUND
Fund Inception Date: 12/31/92


                                                                             FUND CODES
                                                              ----------------------------------------
                                                                         Ticker   Symbol      Cusip
                                                                         ------  --------  -----------
                                                              Class III  GMUSX   N/A       362007 75 9


INVESTMENT OBJECTIVE
     Seeks total return greater than its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests primarily in the U.S. Core Fund, Growth Fund, Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Intrinsic Value Fund and Real Estate Fund (the "underlying Funds"). The Fund may also directly invest in common stocks. Under normal circumstances, the Fund will invest at least 80% of its assets in investments tied economically to the United States. Depending upon the Manager's current valuation assessment of the global marketplace the Fund may own different proportions of underlying Funds at different times. The Fund attempts to shift its investments in underlying Funds opportunistically when cash flows occur, when the investment outlook has changed, or when there has been a significant change in market valuation levels. The Manager uses fundamental investment principles and quantitative applications to structure a portfolio that will typically be nearly fully exposed to U.S. equity securities through investment in the underlying Funds.



     The investment process for the Fund begins with a universe generally represented by the Wilshire 5000 Stock Index. The Manager determines weightings in the underlying Funds using an optimization based on long-term forecasts of relative value and risk among the major sectors of the U.S. equity market (which include the large cap value, large cap growth, large cap core, small cap value, small cap growth and real estate/REIT asset classes). This process analyzes sector and individual security levels based on factors/characteristics such as aggregated price to book, price to fair value, dividend yield, cash earnings, price to earnings, inflation, and interest rates, among others. Specific to REIT valuation, the process analyzes factors such as price to fair value, price/earnings momentum, short-term sector momentum and property type. Forecasted return and risk information is then adjusted to incorporate the expected value-added for each of the underlying Funds which are used to implement the asset allocation portfolio. The expected value-added for each underlying Fund is determined by assessing such Fund's historical ability to add value, the efficiency of a given asset class, as well as an analysis of what, if anything, has changed about the asset class which might cause such Fund's future value-added to be higher or lower than historical levels. The Manager seeks to manage the Fund with low risk relative to its benchmark.


BENCHMARK

     The Fund's benchmark is the S&P 500 Index, a U.S. large capitalization stock index, independently maintained and published by Standard & Poor's Corporation.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 74.



- Fund of Funds Risk - Because the Fund invests in other Funds, the most significant risk of an investment in the Fund is the risk that one or more underlying Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.



- Market Risk - Equity Securities - Investments by underlying Funds in equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The possibility that stock market prices in general will decline over short or extended periods subjects underlying funds to unpredictable declines in the value of their shares, as well as periods of poor performance. In addition, the value of the Fund's investment in the Real Estate Fund can be expected to change in light of factors affecting the real estate industry.



- Market Risk - Fixed Income Securities - The value of an underlying Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This kind of interest rate risk is generally greater for funds investing in fixed income securities with longer maturities and portfolios with longer durations. Interest rate risk is generally more pronounced with lower-rated securities.



     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Smaller Company Risk (e.g., magnified market risk and liquidity risk from investments in companies with small capitalization), Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated underlying Fund investments negatively affect the value of such holdings), Foreign Investment Risk (e.g., risks attendant to markets that may be less stable, smaller (both in size and number of participants), less liquid, less regulated, and have higher trading costs relative to the U.S. market), Leveraging Risk (e.g., magnified risks from use of derivatives), Liquidity Risk (e.g., difficulty in purchasing and selling underlying Fund investments), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Non-Diversification Risk (e.g., increased credit, market and other risks from concentration of investments in a small number of securities) and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                            GMO U.S. SECTOR FUND

PERFORMANCE

     The bar chart and table below indicate the risks of investing in the Fund by showing how the Fund has performed in the past. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Bar Graph]

                                                                         U.S. SECTOR FUND (%)
                                                                         --------------------
1993                                                                             16.88
1994                                                                              3.27
1995                                                                             43.18
1996                                                                             18.24
1997                                                                             28.64
1998                                                                             11.64
1999                                                                             14.31
2000                                                                              9.84
2001                                                                              7.27

                        Highest Quarter: 16.09% (4Q1998)
                        Lowest Quarter: -12.52% (3Q1998)
                      Year to Date (as of 3/31/02): 4.39%



                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2001


----------------------------------------------------------------------------
                               1 YEAR*   5 YEARS*   10 YEARS*   INCEPT.*
----------------------------------------------------------------------------
 CLASS III                                                      12/31/92
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             7.27%    14.10%        N/A       16.50%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  6.06%     5.39%        N/A        9.47%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    4.40%     7.67%        N/A       10.53%
----------------------------------------------------------------------------
 S&P 500 INDEX                 -11.89%    10.70%        N/A       13.54%
----------------------------------------------------------------------------


* The Fund's performance during 2001 is positively affected by approximately 7.50% as a result of the Fund's receipt of proceeds from litigation settlements relating to securities held by the Fund during prior periods and accounted for by the Fund during 2001.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.33%
  Shareholder service fee                                                                   0.15%(1)
  Other expenses                                                                            9.00%(2)
  Total annual operating expenses                                                           9.48%(2)
  Expense reimbursement                                                                     8.97%(2,3)
  Net annual expenses                                                                       0.51%(2)



(1) The Fund invests in other GMO Funds ("underlying Funds"). The shareholder service fee will be reimbursed to the extent of any indirect shareholder service fees paid in connection with the Fund's investment in shares of underlying Funds.


(2) The Fund may invest in other GMO Funds ("underlying Funds") and/or directly in securities and other investments. The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expenses) associated with the Fund's investment in underlying Funds. As described in note 3 below, the Manager will reimburse the Fund for certain direct and indirect expenses, although the Manager's maximum total expense reimbursement to the Fund for certain of its indirect expenses is equal to 0.33% of the Fund's average daily net assets. For the fiscal year ended February 28, 2002, the Fund's indirect total net operating expenses and indirect investment-related expenses were 0.51% and 0.00%, respectively. Actual indirect expenses for the fiscal year ending February 28, 2003 will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Fund's of the Trust and certain other expenses described on page 80 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.33% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2003 to the extent that the sum of (i) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (ii) the amount of fees and expenses incurred indirectly by the Fund through its investment in other GMO Funds (excluding these Funds' Excluded Fund Fees and Expenses), exceeds 0.33% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.33% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $52     $1,946    $3,673     $7,358


       * After reimbursement

                         DESCRIPTION OF PRINCIPAL RISKS


     The following chart identifies the Principal Risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

-------------------------------------------------------------------------------------------------------------------------
                                    MARKET RISK
                               ---------------------
                                            FIXED               SMALLER               FOREIGN                  NON-
                                 EQUITY     INCOME   LIQUIDITY  COMPANY  DERIVATIVES INVESTMENT CURRENCY  DIVERSIFICATION
                               SECURITIES SECURITIES   RISK      RISK       RISK        RISK      RISK         RISK
-------------------------------------------------------------------------------------------------------------------------
 DOMESTIC EQUITY FUNDS
-------------------------------------------------------------------------------------------------------------------------
 U.S. Core Fund                   --                    --                   --
-------------------------------------------------------------------------------------------------------------------------
 Tobacco-Free Core Fund           --                    --                   --
-------------------------------------------------------------------------------------------------------------------------
 Value Fund                       --                    --                   --                                 --
-------------------------------------------------------------------------------------------------------------------------
 Intrinsic Value Fund             --                    --                   --                                 --
-------------------------------------------------------------------------------------------------------------------------
 Growth Fund                      --                    --                   --                                 --
-------------------------------------------------------------------------------------------------------------------------
 Small Cap Value Fund             --                    --        --         --
-------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth Fund            --                    --        --         --                                 --
-------------------------------------------------------------------------------------------------------------------------
 Real Estate Fund                 --                    --                   --                                 --
-------------------------------------------------------------------------------------------------------------------------
 Tax-Managed U.S. Equities
  Fund                            --                    --                   --                                 --
-------------------------------------------------------------------------------------------------------------------------
 Tax-Managed Small Companies
  Fund                            --                    --        --         --                                 --
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUNDS
-------------------------------------------------------------------------------------------------------------------------
 International Disciplined
  Equity Fund                     --                    --                   --          --        --
-------------------------------------------------------------------------------------------------------------------------
 International Intrinsic Value
  Fund                            --                    --                   --          --        --
-------------------------------------------------------------------------------------------------------------------------
 International Growth Fund        --                    --                   --          --        --
-------------------------------------------------------------------------------------------------------------------------
 Currency Hedged International
  Equity Fund                     --                    --                   --          --        --           --
-------------------------------------------------------------------------------------------------------------------------
 Foreign Fund                     --                    --                   --          --        --           --
-------------------------------------------------------------------------------------------------------------------------
 Foreign Small Companies Fund     --                    --        --         --          --        --
-------------------------------------------------------------------------------------------------------------------------
 International Small Companies
  Fund                            --                    --        --         --          --        --
-------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Fund            --                    --        --         --          --        --           --
-------------------------------------------------------------------------------------------------------------------------
 Emerging Countries Fund          --                    --        --         --          --        --           --
-------------------------------------------------------------------------------------------------------------------------
 Asia Fund                        --                    --        --         --          --        --           --
-------------------------------------------------------------------------------------------------------------------------
 Tax-Managed International
  Equities Fund                   --                    --                   --          --        --           --
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
 FIXED INCOME FUNDS
-------------------------------------------------------------------------------------------------------------------------
 Domestic Bond Fund                          --         --                   --                                 --
-------------------------------------------------------------------------------------------------------------------------
 Core Plus Bond Fund                         --         --                   --          --        --           --
-------------------------------------------------------------------------------------------------------------------------
 International Bond Fund                     --         --                   --          --        --           --
-------------------------------------------------------------------------------------------------------------------------
 Currency Hedged International
  Bond Fund                                  --         --                   --          --        --           --
-------------------------------------------------------------------------------------------------------------------------
 Global Bond Fund                            --         --                   --          --        --           --
-------------------------------------------------------------------------------------------------------------------------
 Emerging Country Debt Fund                  --         --                   --          --        --           --
-------------------------------------------------------------------------------------------------------------------------
 Emerging Country Debt Share
  Fund                                       --         --                   --          --        --           --
-------------------------------------------------------------------------------------------------------------------------
 Short-Term Income Fund                      --         --                                                      --
-------------------------------------------------------------------------------------------------------------------------
 Global Hedged Equity Fund        --         --         --                   --          --        --           --
-------------------------------------------------------------------------------------------------------------------------
 Inflation Indexed Bond Fund                 --         --                   --          --        --           --
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION FUNDS
-------------------------------------------------------------------------------------------------------------------------
 International Equity
  Allocation Fund                 --         --         --        --         --          --        --
-------------------------------------------------------------------------------------------------------------------------
 World Balanced Allocation
  Fund                            --         --         --        --         --          --        --
-------------------------------------------------------------------------------------------------------------------------
 Global (U.S.+) Equity
  Allocation Fund                 --         --         --        --         --          --        --
-------------------------------------------------------------------------------------------------------------------------
 Global Balanced Allocation
  Fund                            --         --         --        --         --          --        --
-------------------------------------------------------------------------------------------------------------------------
 U.S. Sector Fund                 --         --         --        --         --          --        --           --
-------------------------------------------------------------------------------------------------------------------------

------------------------------  --------------------------------------------------------------

                                                          CREDIT AND                  FUND OF
                                CONCENTRATION LEVERAGING COUNTERPARTY   MANAGEMENT     FUNDS
                                    RISK         RISK        RISK          RISK        RISK
------------------------------  --------------------------------------------------------------
 DOMESTIC EQUITY FUNDS
--------------------------------------------------------------------------------------------------------
 U.S. Core Fund                                   --          --            --
-------------------------------------------------------------------------------------------------------------------
 Tobacco-Free Core Fund                           --          --            --
-------------------------------------------------------------------------------------------------------------------------
 Value Fund                                       --          --            --
-------------------------------------------------------------------------------------------------------------------------
 Intrinsic Value Fund                             --          --            --
-------------------------------------------------------------------------------------------------------------------------
 Growth Fund                                      --          --            --
-------------------------------------------------------------------------------------------------------------------------
 Small Cap Value Fund                             --          --            --
-------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth Fund                            --          --            --
-------------------------------------------------------------------------------------------------------------------------
 Real Estate Fund                    --           --          --            --
-------------------------------------------------------------------------------------------------------------------------
 Tax-Managed U.S. Equities
  Fund                                            --          --            --
-------------------------------------------------------------------------------------------------------------------------
 Tax-Managed Small Companies
  Fund                                            --          --            --
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUNDS
-------------------------------------------------------------------------------------------------------------------------
 International Disciplined
  Equity Fund                                     --          --            --
-------------------------------------------------------------------------------------------------------------------------
 International Intrinsic Value
  Fund                                            --          --            --
-------------------------------------------------------------------------------------------------------------------------
 International Growth Fund                        --          --            --
-------------------------------------------------------------------------------------------------------------------------
 Currency Hedged International
  Equity Fund                                     --          --            --          --
-------------------------------------------------------------------------------------------------------------------------
 Foreign Fund                                                 --            --
-------------------------------------------------------------------------------------------------------------------------
 Foreign Small Companies Fund                                 --            --
-------------------------------------------------------------------------------------------------------------------------
 International Small Companies
  Fund                                            --          --            --
-------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Fund                            --          --            --
-------------------------------------------------------------------------------------------------------------------------
 Emerging Countries Fund                          --          --            --
-------------------------------------------------------------------------------------------------------------------------
 Asia Fund                           --           --          --            --
-------------------------------------------------------------------------------------------------------------------------
 Tax-Managed International
  Equities Fund                                   --          --            --
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
 FIXED INCOME FUNDS
-------------------------------------------------------------------------------------------------------------------------
 Domestic Bond Fund                               --          --            --          --
-------------------------------------------------------------------------------------------------------------------------
 Core Plus Bond Fund                              --          --            --          --
-------------------------------------------------------------------------------------------------------------------------
 International Bond Fund                          --          --            --          --
-------------------------------------------------------------------------------------------------------------------------
 Currency Hedged International
  Bond Fund                                       --          --            --          --
-------------------------------------------------------------------------------------------------------------------------
 Global Bond Fund                                 --          --            --          --
-------------------------------------------------------------------------------------------------------------------------
 Emerging Country Debt Fund                       --          --            --          --
-------------------------------------------------------------------------------------------------------------------------
 Emerging Country Debt Share
  Fund                                            --          --            --          --
-------------------------------------------------------------------------------------------------------------------------
 Short-Term Income Fund              --           --          --            --          --
-------------------------------------------------------------------------------------------------------------------------
 Global Hedged Equity Fund                        --          --            --          --
-------------------------------------------------------------------------------------------------------------------------
 Inflation Indexed Bond Fund                      --          --            --          --
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION FUNDS
-------------------------------------------------------------------------------------------------------------------------
 International Equity
  Allocation Fund                                 --          --            --          --
-------------------------------------------------------------------------------------------------------------------------
 World Balanced Allocation
  Fund                                            --          --            --          --
-------------------------------------------------------------------------------------------------------------------------
 Global (U.S.+) Equity
  Allocation Fund                                 --          --            --          --
-------------------------------------------------------------------------------------------------------------------------
 Global Balanced Allocation
  Fund                                            --          --            --          --
-------------------------------------------------------------------------------------------------------------------------
 U.S. Sector Fund                                 --          --            --          --
-------------------------------------------------------------------------------------------------------------------------


     Factors that may affect a particular Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these risks but is not intended to include every potential risk. All Funds could be subject to additional risks because the types of investments made by each Fund change over time. The Statement of Additional Information includes more information about the Funds and their investments.

      -- MARKET RISK. All of the Funds are subject to market risk, which is the risk of unfavorable market-induced changes in the value of the securities owned by a Fund. General market risks associated with investments in equity and fixed income securities include the following:

     EQUITY SECURITIES. A principal risk of each Fund that invests a substantial portion of its assets in equity securities is that those equity securities will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer's goods or services. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

     The U.S. Equity Funds and the International Equity Funds maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance.


     Value Securities Risk. Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price lower than what is believed to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates. Since value criteria are used extensively by the Manager across the Funds, these risks apply to all of the equity funds described in this Prospectus. The risks are particularly pronounced for the Value Fund, Small Cap Value Fund, Intrinsic Value Fund, International Disciplined Equity Fund, International Intrinsic Value Fund and Foreign Small Companies Fund, which invest primarily in value securities.



     Growth Securities Risk. Certain equity securities (generally known as "growth securities") are purchased primarily because it is believed that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other types of stocks. Growth securities are often more sensitive to general market movements than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall. All of the Funds that invest in equity securities are subject to these risks, but these risks are particularly pronounced for the Growth Fund, the International Growth Fund and the Small Cap Growth Fund, which invest primarily in growth securities.


     FIXED INCOME SECURITIES. The value of the Funds' investments in fixed income securities (including bonds, notes and asset-backed securities) will typically change as interest rates fluctuate. During periods of rising interest rates, the values of fixed income securities generally decline. Conversely, during periods of falling interest rates, the values of fixed income securities generally rise.

     This kind of market risk, also called interest rate risk, is generally greater for Funds investing in fixed income securities with longer maturities and portfolios with longer durations (a measure of the expected cash flows of a fixed income security). Thus, this risk is greatest for Funds with longer durations (i.e., that invest in fixed income securities with longer maturities) and is even present, but to a somewhat lesser extent, in the Short-Term Income Fund.


     While interest rate risk is attendant with all fixed income securities and tends to depend mostly on the duration of the security, interest rate risk is generally more pronounced with lower-rated securities and so may be more significant for the Emerging Country Debt Fund, Emerging Country Debt Share Fund, Global Bond Fund, International Bond Fund, Inflation Indexed Bond Fund, Currency Hedged International Bond Fund, Core Plus Bond Fund, and Domestic Bond Fund, each of which may invest a significant portion of their assets in lower-rated securities (also called "junk bonds") or comparable unrated securities.


     In addition, a related market risk exists for the Domestic Bond Fund, Global Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Core Plus Bond Fund and Short-Term Income Fund, which invest to a material extent in mortgage-related or other asset-backed securities that may be prepaid or the collateral of which may experience a default or downgrade. Because prepayments generally increase when interest rates fall, these Funds are subject to the risk that cash flows from securities will have to be reinvested at lower rates. Likewise, since prepayments decrease when interest rates rise, these securities have maturities that tend to be longer when that is least desirable -- when interest rates are rising. Most of the Fixed Income Funds may also invest to a material extent in debt securities paying no interest, such as zero coupon, principal-only and interest-only securities and, to the extent they make such investments, such Funds will be exposed to additional market risk.

     - LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, such that a Fund may be prevented from selling particular securities at the price at which the Fund values them. All of the Funds are subject to liquidity risk. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.


     This risk may be particularly pronounced for Funds such as the Emerging Country Debt Fund, Emerging Country Debt Share Fund, Emerging Markets Fund, Emerging Countries Fund and Asia Fund, all of which may primarily make investments in emerging market securities and related derivatives, which are not widely traded and which may be subject to purchase and sale restrictions.

     - SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in smaller, less seasoned companies may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with larger, more established companies. These risks apply to all Funds that invest in the securities of smaller companies, but are particularly pronounced for the Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small Companies Fund, International Small Companies Fund, Emerging Markets Fund and Foreign Small Companies Fund, all of which primarily make investments in companies with small or medium-sized market capitalizations.


     - DERIVATIVES RISK. All of the Funds may use derivatives, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Funds can use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Funds may also use derivatives as a way to adjust efficiently the exposure of the Funds to various securities, markets and currencies without the Funds actually having to sell current assets and purchase different ones. This is generally done either because the adjustment is expected to be relatively temporary or in anticipation of effecting the sale and purchase of Fund assets over time. For a description of the various derivative instruments that may be utilized by the Funds, refer to the Statement of Additional Information.


     The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indexes they are designed to hedge or to closely track. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may also increase the amount of taxes payable by shareholders. Many derivative instruments also have documentation risk. Because the contract for each OTC derivative transaction is individually negotiated with a specific counterparty, the Fund is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty.



     While all the Funds are subject to these risks, the risks of derivatives are particularly pronounced for the Fixed Income Funds, which use derivatives, in particular "synthetic" bonds (created by the Manager by combining a futures contract or option on a fixed income security with cash, a cash equivalent or another fixed income security), as a basic component of their investment strategy to gain exposure to fixed income securities and foreign currencies.



     In addition, the Fixed Income Funds may use credit default swap contracts to a significant degree, which also presents derivatives risk. In a credit default swap, one party pays a premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. The Funds, in particular the Emerging Country Debt Fund and Core Plus Bond Fund, may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally only pay a return to the party that has paid the premium in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps also have documentation risk, as described above.


     - FOREIGN INVESTMENT RISK. Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, and may experience more rapid and extreme changes in value. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect a Fund's investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities.

     All Funds that invest in foreign securities are subject to these risks. These risks will be particularly pronounced for the International Equity Funds, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Emerging Country Debt Fund, Emerging Country Debt Share Fund, Global Hedged Equity Fund and Inflation Indexed Bond Fund which may invest a significant portion of their assets in foreign securities. Some of the foreign risks are also relevant for the Domestic Equity Funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S.


     In addition, Funds such as the Emerging Markets Fund, Emerging Countries Fund, Asia Fund, Foreign Small Companies Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Core Plus Bond Fund, Emerging Country Debt Fund and Emerging Country Debt Share Fund that invest a significant portion of their assets in the securities of issuers based in countries with "emerging market" economies are subject to greater levels of foreign investment risk than Funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; the risk that it may be more difficult to obtain and/or enforce legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.


     - CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may negatively affect the value of a Fund's investments. Currency risk includes both the risk that currencies in which a Fund's investments are traded in or currencies in which a Fund has taken on an active investment position will decline in value relative to the U.S. Dollar and, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

     Many of the Funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Many of the Funds may also take active currency positions and may cross-hedge currency exposure represented by its securities into another foreign currency. This may result in a Fund's currency exposure being substantially different than that suggested by its securities investments.


     All Funds that invest or trade in foreign currencies, securities denominated in foreign currencies, or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for the International Equity Funds, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Emerging Country Debt Fund, Emerging Country Debt Share Fund and Core Plus Bond Fund, which regularly enter into derivative foreign currency transactions and may take active long and short currency positions through exchange traded and over-the-counter ("OTC") foreign currency transactions for investment purposes. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk in addition to currency risk as described below under "Leveraging Risk."



     - NON-DIVERSIFICATION RISK. Most analysts believe that overall risk can be reduced through diversification, while concentration of investments in a small number of securities increases risk. The Value Fund, Growth Fund, Small Cap Growth Fund, Real Estate Fund, Tax-Managed U.S. Equities Fund, Tax-Managed Small Companies Fund, U.S. Sector Fund, Currency Hedged International Equity Fund, Foreign Fund, Emerging Markets Fund, Emerging Countries Fund, Asia Fund, Tax-Managed International Equities Fund, Intrinsic Value Fund and all of the Fixed Income Funds are not "diversified" within the meaning of the 1940 Act. This means they are allowed to invest in a relatively small number of issuers and/or foreign currencies with greater concentration of risk. As a result, credit, market and other risks associated with a Fund's investment strategies or techniques may be more pronounced for these Funds.


     In addition, each of the Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund and Global Bond Fund may invest a substantial portion of its assets, and Emerging Country Debt Share Fund may invest substantially all of its assets in shares of the Emerging Country Debt Fund, which is not diversified within the meaning of the 1940 Act. Each of the Fixed Income Funds may invest without limitation in shares of the GMO Alpha LIBOR Fund, which is not diversified within the meaning of the 1940 Act. Please refer to "Investment by Fixed Income Funds in GMO Alpha LIBOR Fund" for information regarding certain risks and other information relating to the GMO Alpha LIBOR Fund.

     - CONCENTRATION RISK. Most analysts believe that overall risk is reduced by industry or geographic diversification, and increased by concentrating investments in a small number of industries or countries. Therefore, Funds that are concentrated geographically or with respect to industries or sectors should only be considered as part of a diversified portfolio including other assets. This section describes the Funds that present the most significant concentration risk. Such risks may also exist in other Funds.

     The Real Estate Fund invests primarily in real estate securities. Thus, the value of this Fund's shares can be expected to change in light of factors affecting the real estate industry, and may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries. Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate value and property taxes, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks and social and economic trends. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and/or to maintain exempt status under the 1940 Act.



     Similarly, Funds that invest significant portions of their assets in concentrated geographic areas, such as the Asia Fund, have more exposure to regional economic risks than Funds making foreign investments throughout the world's economies. The Asia Fund invests almost exclusively in Asian securities. This regional concentration makes Asia Fund more susceptible to investment factors affecting the region than a more geographically diverse fund. The region encompasses countries at varying levels of economic development -- ranging from emerging market to more developed economies. Each country provides unique investment risks, yet the political and economic prospects of one country or group of countries may impact other countries in the region. For example, some Asian economies are directly affected by Japanese capital investment in the region and by Japanese consumer demand. In addition, a recession, a debt crisis or a decline in currency valuation in one country can spread to other countries.



     - LEVERAGING RISK. Each Fund's portfolio may be leveraged if it temporarily borrows money to meet redemption requests and/or to settle investment transactions. Also, each Fund may enter into reverse repurchase agreements and invest in other derivatives, which may result in leverage. Leverage may disproportionately increase a Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.


     The net long exposure of each Equity Fund (including direct investment in securities and long derivative positions in securities and/or "baskets" or indexes of equity securities (such as swap contracts and futures contracts)) will not exceed 100% of the Fund's net assets. Each Equity Fund may manage certain of its derivatives positions by maintaining an amount of cash or liquid securities equal to the face value of those positions. The Equity Funds also may offset derivative positions against one another or against other assets to manage effective market exposure resulting from derivatives in a portfolio. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged.

     The Fixed Income Funds are not limited with respect to the extent to which derivatives may be used or with respect to the absolute face value of the derivative positions employed. The Fixed Income Funds control the projected tracking error relative to a Fund's benchmark to manage effective market exposure resulting from derivatives in a portfolio. This means that a Fixed Income Fund may be leveraged when measured in terms of aggregate exposure of the Fund's assets.

     - CREDIT AND COUNTERPARTY RISK. This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or to otherwise honor its obligations.

     Credit risk associated with investments in fixed income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The Funds that invest in fixed income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Fund's share price and income level. Nearly all fixed income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their sub-divisions or instrumentalities. Even certain U.S. Government securities are subject to credit risk. Additional risk exists where there is no rating for the fixed income security and the Manager has to assess the risk subjectively.


     Credit risk is particularly acute for Funds which invest in lower-rated securities (also called junk bonds), which are fixed income securities rated lower than Baa3 by Moody's Investors Service, Inc. ("Moody's") or BBB- by Standard & Poor's Ratings Services ("S&P"), or are determined by the Manager to be of comparable quality to securities so rated. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Lower-rated securities offer the potential for higher investment returns than higher-rated securities, but they carry a high degree of credit risk and are considered predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Lower-rated securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities. Accordingly, Funds which may invest a significant portion of their assets in lower-rated securities (such as those listed in "Market Risk -- Fixed Income Securities" above) may be subject to substantial credit risk.



     In addition, all of the Funds are exposed to credit risk because they may generally make use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and because they may engage to a significant extent in the lending of Fund securities or use of repurchase agreements. OTC derivative transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. A Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While the Manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions. This type of counterparty risk is generally more pronounced for Emerging Country Debt Fund and Core Plus Bond Fund, which invest in OTC derivatives with longer durations or that have greater exposure to any one counterparty.



     - MANAGEMENT RISK. Each Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results. As noted above, the Manager may also fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. As indicated above, however, the Funds generally do not attempt to time the market and instead generally stay fully invested in the relevant asset class, such as domestic equities, foreign equities, or emerging country debt.



     - FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in other GMO Funds are exposed to the risk that one or more underlying Funds will not perform as expected or will underperform other similar funds. In addition, these Funds will indirectly be exposed to all of the risks of an investment in the underlying Funds. With respect to the Asset Allocation Funds, the Manager does not charge an investment management fee for asset allocation advice provided to such Funds (with the exception of the U.S. Sector Fund, which bears an investment management fee subject to reduction to the extent investment management fees are earned by underlying Funds, as described in this Prospectus under U.S. Sector Fund's "Fees and Expenses"), but certain other expenses such as custody, transfer agency and audit fees will be borne directly by the Asset Allocation Funds, subject to the Manager's agreement to reimburse the Funds (see "Fees and Expenses" for each Asset Allocation Fund). The Asset Allocation Funds and other Funds which invest in GMO Funds will also indirectly bear a proportionate share of the Total Operating Expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other Fund expenses) of the underlying Funds in which they invest, as well as any purchase premiums or redemption fees charged by such underlying Funds subject to certain Funds' specific fee and expense reimbursement arrangements with the Manager (see "Fees and Expenses" for each of the Asset Allocation Funds, Currency Hedged International Equity Fund, Global Hedged Equity Fund, and certain Funds which invest in GMO Alpha LIBOR Fund and/or Emerging Country Debt
Fund). Since the Manager will receive fees from the underlying Funds, the Manager has a financial incentive to invest the assets of the Asset Allocation Funds and other Funds which invest in GMO Funds in underlying Funds with higher fees, despite the investment interests of the Asset Allocation Funds and other Funds which invest in GMO Funds. The Manager is legally obligated to disregard that incentive in selecting shares of the underlying Funds.

                            MANAGEMENT OF THE TRUST


     Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the GMO Funds. GMO is a private company, founded in 1977. As of May 31, 2002, GMO managed more than $25 billion for institutional investors such as pension plans, endowments, foundations and the GMO Funds.


     Subject to the approval of the Trust's board of trustees, the Manager establishes and modifies when necessary the investment strategies of the Funds. In addition to its management services to the Funds, the Manager administers the Funds' business affairs.

     Each class of shares of each Fund pays the Manager a shareholder service fee for providing direct client service and reporting, such as performance information reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports and assistance to correct and maintain client-related information.

     For the fiscal year ended February 28, 2002, the Manager received as compensation for management services rendered in such year (after any applicable waivers or reimbursements), the percentages of each Fund's average daily net assets as described in the table below.


                           % OF AVERAGE
FUND                        NET ASSETS
----                       ------------
U.S. Core Fund                 0.31%
Tobacco-Free Core Fund         0.29%
Value Fund                     0.40%
Intrinsic Value Fund           0.24%
Growth Fund                    0.26%
Small Cap Value Fund           0.29%
Small Cap Growth Fund          0.00%
Real Estate Fund               0.49%
Tax-Managed U.S. Equities
  Fund                         0.00%
Tax-Managed Small
  Companies Fund               0.35%
International Intrinsic
  Value Fund                   0.44%
Currency Hedged
  International Equity
  Fund                         0.00%
Foreign Fund                   0.51%



                           % OF AVERAGE
FUND                        NET ASSETS
----                       ------------
Foreign Small Companies
  Fund                         0.45%
International Small
  Companies Fund               0.38%
Emerging Markets Fund          0.79%
Emerging Countries Fund        0.48%
Asia Fund                      0.72%
Tax-Managed International
  Equities Fund                0.13%
Domestic Bond Fund             0.05%
Core Plus Bond Fund            0.16%
International Bond Fund        0.14%
Currency Hedged
  International Bond Fund      0.00%
Global Bond Fund               0.11%
Emerging Country Debt
  Fund                         0.33%



                           % OF AVERAGE
FUND                        NET ASSETS
----                       ------------
Emerging Country Debt
  Share Fund                   0.00%
Short-Term Income Fund         0.00%
Global Hedged Equity Fund      0.00%
Inflation Indexed Bond
  Fund                         0.01%
International Equity
  Allocation Fund              0.00%
World Balanced Allocation
  Fund                         0.00%
Global (U.S.+) Equity
  Allocation Fund              0.00%
Global Balanced
  Allocation Fund              0.00%
U.S. Sector Fund               0.00%


     Day-to-day management of each Fund is the responsibility of one of several divisions comprised of investment professionals associated with the Manager, and no one person is primarily responsible for making recommendations to any investment division. The table below identifies the investment divisions and the Funds for which they are responsible.


  ---------------------------------------------------------------------------------------------------
          INVESTMENT DIVISION                              PRIMARY RESPONSIBILITIES
  ---------------------------------------------------------------------------------------------------
   U.S. Quantitative                     U.S. Equity Funds (except Value Fund and Real Estate Fund)
  ---------------------------------------------------------------------------------------------------
   U.S. Active                           Value Fund, Real Estate Fund
  ---------------------------------------------------------------------------------------------------
   International Quantitative            International Equity Funds (except Foreign Fund and Foreign
                                         Small Companies Fund) and Global Hedged Equity Fund
  ---------------------------------------------------------------------------------------------------
   International Active                  Foreign Fund, Foreign Small Companies Fund
  ---------------------------------------------------------------------------------------------------
   Fixed Income                          Fixed Income Funds (except Global Hedged Equity Fund)
  ---------------------------------------------------------------------------------------------------
   Asset Allocation                      Asset Allocation Funds
  ---------------------------------------------------------------------------------------------------


CUSTODIANS

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, and Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serve as the Trust's custodians on behalf of the Funds.

TRANSFER AGENT

     IBT serves as the Trust's transfer agent on behalf of the Funds.


EXPENSE REIMBURSEMENT



     As more fully described in each Fund's "Fees and expenses" table, the Manager has contractually agreed to reimburse certain Funds of the Trust with respect to certain expenses through at least June 30, 2003. The following expenses are specifically excluded from the Manager's reimbursement obligation:
Shareholder Service Fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes; and, in the case of the Emerging Markets Fund, Emerging Countries Fund, Asia Fund and Global Hedged Equity Fund, also excluding custodial fees.

                        DETERMINATION OF NET ASSET VALUE


     The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. A Fund may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell such security is received by that Fund. A Fund's net asset value is determined by dividing the total market value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. The market value of the Fund's investments is generally determined as follows:


Exchange listed securities

     - Last sale price or

     - Most recent bid price (if no reported sale) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and what their intended disposition is

Unlisted securities (if market quotations are readily available)

     - Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

     - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other fixed income securities and options on those securities (includes bonds, loans, structured notes)

     - Closing bid supplied by a primary pricing source chosen by the Manager

All other assets and securities (if no quotations are readily available)

     - Fair value as determined in good faith by the Trustees or persons acting at their direction


        - In certain cases, a significant percentage of a Fund's assets may be "fair valued." The value of assets that are "fair valued" is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining "fair value" are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, and other news events. Although the goal of fair valuation is to determine the amount which the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different than the value realized upon such asset's sale.


     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) because of such price activity or because the Manager has other reasons to believe that a price supplied may not be reliable. Certain securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold.

     The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value. Fluctuations in the value of foreign currencies in relation to the U.S. dollar will affect the net asset value of shares of the Funds even though there has not been any change in the values of such securities and options measured in terms of the foreign currencies in which they are denominated.

     Foreign exchanges and securities markets usually close prior to the time the NYSE closes and values of foreign options and foreign securities will be determined as of those earlier closings. Events affecting the values of foreign securities may occasionally occur between the earlier closings and the closing of the NYSE which will not be reflected in the computation of the Funds' net asset value. If an event materially affecting the value of foreign securities occurs during that period, then those securities may be valued at fair value as determined in good faith by the Trustees or persons acting at their direction. In addition, because certain Funds hold portfolio securities listed on foreign exchanges which may trade on days on which the NYSE is closed, the net asset value of those Funds' shares may be significantly affected on days when investors will have no ability to redeem their shares in those Funds.

                             HOW TO PURCHASE SHARES

     You may purchase a Fund's shares from the Trust on any day when the NYSE is open for business. In addition, brokers and agents are authorized to accept purchase and redemption orders on the Funds' behalf. You may pay a fee if you effect a transaction through a broker or agent. To obtain a purchase order form, call the Trust at (617) 346-7646, e-mail to SHS@GMO.com or contact your broker or agent.

     PURCHASE POLICIES. Before a purchase order will be acted upon by the Trust, the Trust must determine that the purchase order is in "good order." A purchase order is in "good order" if:

     - a completed purchase order, containing the following information, is submitted to the Trust or its agent:

        - signature exactly in accordance with the form of registration

        - the exact name in which the shares are registered

        - the investor's account number

        - the number of shares or the dollar amount of shares to be purchased

     - the purchase order is received and accepted by the Trust or its agent (the Trust reserves the right to reject any order)


     - payment (by check or wire) for the purchase is received before 4:00 p.m. (Eastern time) on the day the purchase order is accepted


        - if an investor provides adequate written assurances of intention to pay, the Trust may extend settlement up to four business days.

     The purchase price of a share of any Fund is the net asset value per share next determined after the purchase order is received in "good order" PLUS a purchase premium, if any, for the Fund shares to be purchased. Purchase order forms received by the Trust or its agent after the deadline will be honored on the next following business day, and the purchase price will be effected based on the net asset value per share computed on that day.

     Minimum investment amounts (by class, if applicable) are set forth in the table on page 84 of this Prospectus. There is no minimum additional investment required to purchase additional shares of a Fund. The Trust may waive initial minimums for certain accounts.

     SUBMITTING YOUR PURCHASE ORDER FORM. Completed purchase order forms can be submitted by MAIL or by FACSIMILE to the Trust at:

                                   GMO Trust
                   c/o Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                          Boston, Massachusetts 02110
                           Facsimile: (617) 439-4192
                        Attention: Shareholder Services

     Call the Trust at (617) 346-7646 or e-mail to SHS@GMO.com to CONFIRM RECEIPT of your purchase order form. Do not send cash, checks or securities directly to the Trust.

     FUNDING YOUR INVESTMENT.  You may purchase shares:

     - with cash (via wire transfer or check)

        - BY WIRE.  Instruct your bank to wire the amount of your investment to:

             Investors Bank & Trust Company, Boston, Massachusetts
                               ABA#: 011-001-438
                              Attn: Transfer Agent
                     Credit: GMO Deposit Account 55555-4444
                Further credit: GMO Fund/Account name and number

        - BY CHECK. All checks must be made payable to the appropriate Fund or to GMO Trust. The Trust will not accept any checks payable to a third party which have been endorsed by the payee to the Trust. Mail checks to:

                    By U.S. Postal Service:                                 By Overnight Courier:
                Investors Bank & Trust Company                          Investors Bank & Trust Company
                   GMO Transfer Agent MFD 23                               GMO Transfer Agent MFD 23
                         P.O. Box 9130                                 200 Clarendon Street, 16th Floor
               200 Clarendon Street, 16th Floor                                Boston, MA 02116
                     Boston, MA 02117-9130

     - by exchange (from another GMO product)

        - written instruction should be sent to GMO Trust's Shareholder Services at (617) 439-4192 (facsimile)

        - no Fund will honor requests for exchanges by shareholders who identify themselves or are identified as "market-timers." Market-timers are generally those investors who repeatedly make exchanges within a short period or otherwise engage in frequent transactions in a manner that may be disruptive to a Fund, as reasonably determined by the Fund. The Funds do not automatically redeem shares that are the subject of a rejected exchange request.

     - in exchange for securities acceptable to the Manager

        - securities must be approved by the Manager prior to transfer to the Fund


        - securities will be valued as set forth under "Determination of Net Asset Value" on page 81


     - by a combination of cash and securities

                              HOW TO REDEEM SHARES

     You may redeem shares of a Fund on any day when the NYSE is open for business.

     REDEMPTION POLICIES. Payment on redemption will be made as promptly as possible (generally on the next business day) and no later than seven days (subject to the exceptions noted below) after the request for redemption is received by the Trust or its agent in "good order."

     A redemption request is in "good order" if it:


     - is signed exactly in accordance with the form of registration;



     - includes the exact name in which the shares are registered;



     - includes the investor's account number; and



     - includes the number of shares or the dollar amount of shares to be redeemed.



     If the redemption request is received in "good order" and prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price is the net asset value per share determined on that day, LESS a redemption fee, if any, for the Fund shares to be redeemed. If the redemption request is received in "good order" but after the close of regular trading on the NYSE, the redemption price is the net asset value per share determined on the next business day, LESS a redemption fee, if any, for the Fund shares to be redeemed.


     If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in-kind of securities held by the Fund instead of cash. INVESTORS IN THE TAX-MANAGED FUNDS SHOULD BE AWARE THAT THEY ARE MORE LIKELY TO HAVE A REDEMPTION REQUEST HONORED "IN KIND" THAN SHAREHOLDERS IN OTHER FUNDS.

     If a redemption is made in cash:

     - payment will be made in federal funds transferred to the account designated in writing by authorized persons

        - designation of additional accounts and any change in the accounts originally designated must be made in writing.

     - upon request, payment will be made by check mailed to the registration address

     If a redemption is made in-kind, it is important for you to note:

     - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value" on page 81

     - securities distributed by a Fund will be selected by the Manager in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio

     - to the extent available, in-kind redemptions will be of readily marketable securities

     - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

     - in-kind redemptions will be transferred and delivered by the Trust as directed by you

     Each Fund may suspend the right of redemption and may postpone payment for more than seven days:

     - if the NYSE is closed for other than weekends or holidays

     - during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for a Fund to dispose of its securities or to fairly determine the net asset value of the Fund

     - during any other period permitted by the Securities and Exchange Commission for the protection of investors.

     SUBMITTING YOUR REDEMPTION REQUEST. Redemption requests can be submitted by MAIL or by FACSIMILE to the Trust at the address/facsimile number set forth under "How to Purchase Shares -- Submitting Your Purchase Order Form." Redemption requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent. Call the Trust at (617) 346-7646 or e-mail to SHS@GMO.com to CONFIRM RECEIPT of redemption requests.

                                MULTIPLE CLASSES

     Certain Funds offer multiple classes of shares. The sole economic difference among the various classes of shares described in this Prospectus is the level of Shareholder Service Fee that the classes bear for client and shareholder service, reporting and other support, reflecting the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the Shareholder Service Fee is lower for classes where eligibility criteria require greater total assets under GMO's management.


--------------------------------------------------------------------------------------------------------------------------------
                                                                   MINIMUM TOTAL INVESTMENT/     SHAREHOLDER SERVICE FEE (AS A %
                                                                    TOTAL FUND INVESTMENT*        OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------------------
                    U.S. Core Fund
  FUNDS OFFERING    International Intrinsic Value Fund                   $1 million/NA                        0.22%
 CLASS II SHARES    Foreign Fund
--------------------------------------------------------------------------------------------------------------------------------
                    U.S. Core Fund
                    International Intrinsic Value Fund                  $35 million/NA                        0.15%
                    Foreign Fund
                   -------------------------------------------------------------------------------------------------------------
                    Asset Allocation Funds (except U.S. Sector
  FUNDS OFFERING    Fund)                                                $1 million/NA                       0.00%**
 CLASS III SHARES   Emerging Country Debt Share Fund
                   -------------------------------------------------------------------------------------------------------------
                    U.S. Sector Fund
                    Global Hedged Equity Fund                            $1 million/NA                      0.15%***
                   -------------------------------------------------------------------------------------------------------------
                    All Other Funds                                      $1 million/NA                        0.15%
--------------------------------------------------------------------------------------------------------------------------------
                    U.S. Core Fund
                    Tobacco-Free Core Fund                         $250 million/$125 million                 0.105%
                    Emerging Markets Fund
                   -------------------------------------------------------------------------------------------------------------
  FUNDS OFFERING
 CLASS IV SHARES    International Intrinsic Value Fund             $250 million/$125 million                  0.09%
                   -------------------------------------------------------------------------------------------------------------
                    Foreign Fund                                        $250 million/NA                       0.09%
                   -------------------------------------------------------------------------------------------------------------
                    Foreign Small Companies Fund                        NA/$125 million                       0.10%
                   -------------------------------------------------------------------------------------------------------------
                    Emerging Country Debt Fund                     $250 million/$125 million                  0.10%
--------------------------------------------------------------------------------------------------------------------------------
  FUND OFFERING
  CLASS V SHARES    U.S. Core Fund                                      NA/$350 million                      0.085%
--------------------------------------------------------------------------------------------------------------------------------


* The eligibility requirements in the table above are subject to certain exceptions and special rules for certain plan investors and for certain clients with continuous client relationships with GMO since May 31, 1996.

** These Funds will indirectly bear an additional Shareholder Service Fee of 0.15% by virtue of their investments in other GMO Funds.


*** The Shareholder Service Fee charged to these Funds will be reduced by a corresponding amount for all Shareholder Service Fees indirectly borne by the relevant Fund by reason of its investments in Class III Shares of other GMO Funds.


ELIGIBILITY FOR CLASSES

     Eligibility for different classes of a Fund depends upon the client meeting either (i) the minimum "Total Fund Investment" set forth in the above table, which includes only a client's total investment in a particular Fund, or (ii) the minimum "Total Investment" set forth in the above table, calculated as described below.

DETERMINATION OF TOTAL INVESTMENT

     A client's Total Investment equals the market value of all the client's assets managed by GMO and its affiliates (1) at the time of initial investment,
(2) at close of business on the last business day of each calendar quarter, or
(3) at other times as determined by the Manager (each, a "Determination Date"). The Manager will monitor the value of the MSCI World Index (computed in U.S. dollars with net dividends reinvested). On December 31 of any year, the Manager may increase the Minimum Total Investment/Total Fund Investment amounts by the same percentage by which the value of the MSCI World Index increased from June 30, 2000 through December 31 of the year being evaluated.

     For clients establishing a relationship with GMO on or after June 1, 1996: A client's Total Investment will be determined by GMO at the Determination Date.

     For clients with GMO accounts as of May 31, 1996: Any client whose Total Investment as of May 31, 1996 (prior to the issuance of multiple classes of shares) was equal to or greater than $7 million will remain eligible for Class III Shares indefinitely, provided that such client does not make a withdrawal or redemption that causes the client's Total Investment to fall below $7 million. Clients whose Total Investment as of May 31, 1996 was less than $7 million but greater than $0 will be eligible for conversion to Class II Shares indefinitely.

You should note:

     - There is no minimum additional investment required to purchase additional shares of a Fund for any class of shares.

     - The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility.

     - Eligibility requirements for each class of shares are subject to change upon notice to shareholders.


     - Assets invested in the GMO Pelican Fund will not be considered when determining a client's Total Investment.


CONVERSIONS BETWEEN CLASSES

     Client's shares in a Fund will be converted to the class of shares of that Fund with the lowest Shareholder Service Fee for which the client is eligible, based on the amount of the client's Total Investment or Total Fund Investment, on the Determination Date. The conversion will occur within 15 business days following the Determination Date on a date selected by the Manager.

     The Trust has been advised by counsel that the conversion of a client's investment from one class of shares to another class of shares in the same Fund should not result in the recognition of gain or loss in the converted Fund's shares. The client's tax basis in the new class of shares immediately after the conversion should equal the client's basis in the converted shares immediately before conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

                            DISTRIBUTIONS AND TAXES


     The policy of each U.S. Equity Fund (except for the Real Estate Fund), the Short-Term Income Fund and the Domestic Bond Fund is to declare and pay distributions of its dividends and interest quarterly. The policy of each other Fund is to declare and pay distributions of its dividends, interest and foreign currency gains semi-annually. Each Fund also intends to distribute net gains from the sale of securities held by the Fund for not more than one year ("net short-term capital gains") and net gains from the sale of securities held by the Fund for more than one year ("net long-term capital gains") at least annually. Each Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.



     All dividends and/or distributions will be paid in shares of the relevant Fund, at net asset value, unless the shareholder elects to receive cash. There is no purchase premium on reinvested dividends or distributions. Shareholders may make this election by marking the appropriate box on the purchase order form or by writing to the Trust.


It is important for you to note:


     - For federal income tax purposes, fund distributions derived from interest, dividends and certain other income, including in general short-term capital gains of the Fund, will be taxable as ordinary income to shareholders subject to federal income tax whether paid in cash or in shares. Properly designated Fund distributions derived from net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) of the Fund will be taxable as long-term capital gains, regardless of how long a shareholder may have owned shares in the Fund or whether the distributions are received in cash or in reinvested shares.



     - Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. If you buy shares just prior to a taxable distribution by a Fund, you will pay the full price of the shares (including the value of the pending distribution). When the distribution is then paid it will be subject to tax, even though, from an investment standpoint, it may constitute a partial return of capital.

     - A Fund's investment in foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains which will decrease the Fund's yield. In certain instances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes.

     - A Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed securities, assets "marked to the market" for federal income tax purposes and, potentially, so-called "indexed securities" (including inflation indexed bonds) may increase or accelerate a Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. These investments may, therefore, affect the timing or amount of a Fund's distributions and may cause a Fund to liquidate other investments at a time when it is not advantageous to do so in order to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

     - Any gain resulting from the sale, exchange or redemption of your shares will generally also be subject to tax.

     - A Fund's use of derivatives may increase the amount of taxes payable by its shareholders.


     - The investments by the Asset Allocation Funds, Currency Hedged International Equity Fund, and Global Hedged Equity Fund in other GMO Funds, and the investment by certain Funds in GMO Alpha LIBOR Fund and/or GMO Emerging Country Debt Fund could affect the amount, timing and character of distributions. See "Taxes -- Taxation Implications of Certain Investments" in the Statement of Additional Information.


     The above is a general summary of the principal federal income tax consequences of investing in a Fund for shareholders who are U.S. citizens, residents or domestic corporations. You should consult your own tax advisors about the precise tax consequences of an investment in a Fund in light of your particular tax situation, including possible foreign, state, local or other applicable tax laws (including the federal alternative minimum tax).

                      (This page intentionally left blank)

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

The financial highlight tables are intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise noted, this information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Trust's Annual Reports, which are incorporated by reference in the Statement of Additional Information and available upon request. Information is presented for each Fund, and class of shares thereof, which had investment operations during the reporting periods and is currently being offered.

DOMESTIC EQUITY FUNDS
----------------------------------

U.S. CORE FUND*

                                                                                     CLASS II SHARES
                                                       ----------------------------------------------------------------------------
                                                                 YEAR ENDED FEBRUARY 28/29,                       PERIOD FROM
                                                       -----------------------------------------------          JANUARY 9, 1998
                                                         2002         2001         2000         1999        TO FEBRUARY 28, 1998(#)
                                                       --------     --------      -------      -------      -----------------------
Net asset value, beginning of period.................  $  13.94     $  16.62      $ 18.57      $ 19.98              $ 17.65
                                                       --------     --------      -------      -------              -------
Income from investment operations:
  Net investment income..............................      0.17(2)      0.20(2)      0.23(2)      0.25(2)              0.04(2)
  Net realized and unrealized gain (loss)............     (1.04)        0.03(3)      2.29         2.55                 2.29
                                                       --------     --------      -------      -------              -------
    Total from investment operations.................     (0.87)        0.23         2.52         2.80                 2.33
                                                       --------     --------      -------      -------              -------
Less distributions to shareholders:
  From net investment income.........................     (0.17)       (0.18)       (0.24)       (0.29)           --
  From net realized gains............................     (0.01)       (2.73)       (4.23)       (3.92)           --
                                                       --------     --------      -------      -------              -------
    Total distributions..............................     (0.18)       (2.91)       (4.47)       (4.21)                0.00
                                                       --------     --------      -------      -------              -------
Net asset value, end of period.......................  $  12.89     $  13.94      $ 16.62      $ 18.57              $ 19.98
                                                       ========     ========      =======      =======              =======
Total Return(1)......................................     (6.29)%       0.75%       13.61%       14.99%               13.20%(4)
Ratios/Supplemental Data:
  Net assets, end of period (000's)..................  $176,456     $114,454      $95,041      $41,684              $16,958
  Net expenses to average daily net assets...........      0.55%        0.55%        0.55%        0.55%                0.55%(5)
  Net investment income to average daily net
    assets...........................................      1.27%        1.21%        1.21%        1.29%                1.53%(5)
  Portfolio turnover rate............................        69%          81%          90%          71%                  60%
  Fees and expenses reimbursed by the Manager to
    average daily net assets.........................      0.02%        0.02%        0.02%        0.22%                0.25%(5)

                                                           CLASS II SHARES
                                                       -----------------------
                                                             PERIOD FROM
                                                            MARCH 1, 1997
                                                       TO NOVEMBER 17, 1997(#)
                                                       -----------------------
Net asset value, beginning of period.................           $20.10
                                                                ------
Income from investment operations:
  Net investment income..............................             0.24(2)
  Net realized and unrealized gain (loss)............             3.99
                                                                ------
    Total from investment operations.................             4.23
                                                                ------
Less distributions to shareholders:
  From net investment income.........................            (0.22)
  From net realized gains............................            (3.90)
                                                                ------
    Total distributions..............................            (4.12)
                                                                ------
Net asset value, end of period.......................           $20.21
                                                                ======
Total Return(1)......................................            23.00%(4)
Ratios/Supplemental Data:
  Net assets, end of period (000's)..................           $2,037
  Net expenses to average daily net assets...........             0.55%(5)
  Net investment income to average daily net
    assets...........................................             1.66%(5)
  Portfolio turnover rate............................               60%
  Fees and expenses reimbursed by the Manager to
    average daily net assets.........................             0.25%(5)


(1) Total returns would be lower had certain expenses not been reimbursed during the periods shown.
(2) Computed using average shares outstanding throughout the period.
(3) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
(4) Not annualized.
(5) Annualized.

* Effective June 30, 1998, the "GMO Core Fund" was renamed the "GMO U.S. Core Fund."


(#) For the period from November 17, 1997 to January 9, 1998, no Class II Shares were outstanding.


TOBACCO-FREE CORE FUND


                                                        CLASS III SHARES                            CLASS IV SHARES
                                   -----------------------------------------------------------     -----------------
                                                                                                      PERIOD FROM
                                                                                                     JULY 2, 2001
                                                   YEAR ENDED FEBRUARY 28/29,                        (COMMENCEMENT
                                   -----------------------------------------------------------     OF OPERATIONS) TO
                                     2002         2001         2000         1999        1998       FEBRUARY 28, 2002
                                   --------     --------     --------     --------     -------     -----------------
Net asset value, beginning of
  period......................     $  12.29     $  14.35     $  14.26     $  14.05     $ 12.98         $  12.32
                                   --------     --------     --------     --------     -------         --------
Income from investment
  operations:
  Net investment income.......         0.15(2)      0.17(2)      0.20         0.18        0.22             0.10(2)
  Net realized and unrealized
    gain (loss)...............        (1.07)       (0.20)        1.94         1.99        4.07            (1.08)
                                   --------     --------     --------     --------     -------         --------
    Total from investment
      operations..............        (0.92)       (0.03)(3)     2.14         2.17        4.29            (0.98)
                                   --------     --------     --------     --------     -------         --------
Less distributions to
  shareholders:
  From net investment
    income....................        (0.14)       (0.19)       (0.19)       (0.19)      (0.22)           (0.11)
  From net realized gains.....        --           (1.84)       (1.86)       (1.77)      (3.00)         --
                                   --------     --------     --------     --------     -------         --------
    Total distributions.......        (0.14)       (2.03)       (2.05)       (1.96)      (3.22)           (0.11)
                                   --------     --------     --------     --------     -------         --------
Net asset value, end of
  period......................     $  11.23     $  12.29     $  14.35     $  14.26     $ 14.05         $  11.23
                                   ========     ========     ========     ========     =======         ========
Total Return(1)...............        (7.53)%      (0.83)%      15.10%       16.29%      37.82%           (8.00)%(4)
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)...................     $133,203     $260,432     $321,786     $227,158     $99,922         $248,095
  Net expenses to average
    daily net assets..........         0.48%        0.48%        0.48%        0.48%       0.48%            0.44%(5)
  Net investment income to
    average daily net
    assets....................         1.24%        1.20%        1.34%        1.35%       1.66%            1.37%(5)
  Portfolio turnover rate.....           85%          82%         108%          77%         70%              85%
  Fees and expenses reimbursed
    by the Manager to average
    daily net assets..........         0.03%        0.05%        0.05%        0.25%       0.28%            0.04%(5)


(1) Total returns would be lower had certain expenses not been reimbursed during the periods shown.
(2) Computed using average shares outstanding throughout the period.
(3) The amount shown for a share outstanding does not correspond with the net increase in net assets from operations due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

(4) Not Annualized.


(5) Annualized.

                               CLASS III SHARES                                      CLASS IV SHARES
    -----------------------------------------------------------------------      ------------------------

                          YEAR ENDED FEBRUARY 28/29,                             YEAR ENDED FEBRUARY 28/29,
    -----------------------------------------------------------------------      ------------------------
       2002         2001            2000            1999            1998           2002        2001
    ----------   ----------      ----------      ----------      ----------      --------   ----------
    $    13.95   $    16.63      $    18.59      $    19.99      $    20.12      $  13.94   $    16.62
    ----------   ----------      ----------      ----------      ----------      --------   ----------
          0.18(2)       0.20(2)        0.24(2)         0.26(2)         0.35          0.18(2)       0.21(2)
         (1.05)        0.04(3)         2.28            2.55            5.89         (1.04)        0.04(3)
    ----------   ----------      ----------      ----------      ----------      --------   ----------
         (0.87)        0.24            2.52            2.81            6.24         (0.86)        0.25
    ----------   ----------      ----------      ----------      ----------      --------   ----------
         (0.17)       (0.19)          (0.25)          (0.29)          (0.32)        (0.18)       (0.20)
         (0.01)       (2.73)          (4.23)          (3.92)          (6.05)        (0.01)       (2.73)
    ----------   ----------      ----------      ----------      ----------      --------   ----------
         (0.18)       (2.92)          (4.48)          (4.21)          (6.37)        (0.19)       (2.93)
    ----------   ----------      ----------      ----------      ----------      --------   ----------
    $    12.90   $    13.95      $    16.63      $    18.59      $    19.99      $  12.89   $    13.94
    ==========   ==========      ==========      ==========      ==========      ========   ==========
         (6.23)%       0.83%          13.66%          15.02%          36.69%        (6.20)%       0.92%
    $1,321,634   $1,532,124      $1,623,734      $1,780,011      $2,317,103      $744,813   $1,287,842
          0.48%        0.48%           0.48%           0.48%           0.48%         0.44%        0.44%
          1.33%        1.27%           1.27%           1.36%           1.67%         1.36%        1.31%
            69%          81%             90%             71%             60%           69%          81%

          0.02%        0.02%           0.02%           0.22%           0.21%         0.02%        0.02%

                       CLASS IV SHARES                     CLASS V SHARES
      -------------------------------------------------   -----------------
                                         PERIOD FROM         PERIOD FROM
                                       JANUARY 9, 1998      JULY 2, 2001
   YEAR ENDED FEBRUARY 28/29,
      --------------------------       OPERATIONS) TO      OPERATIONS) TO
         2000            1999         FEBRUARY 28, 1998   FEBRUARY 28, 2002
      ----------      ----------      -----------------   -----------------
      $    18.58      $    19.99         $    17.65          $    14.00
      ----------      ----------         ----------          ----------
            0.25(2)         0.27(2)            0.04(2)             0.13(2)
            2.28            2.55               2.30               (1.10)
      ----------      ----------         ----------          ----------
            2.53            2.82               2.34               (0.97)
      ----------      ----------         ----------          ----------
           (0.26)          (0.31)          --                     (0.14)
           (4.23)          (3.92)          --                     (0.01)
      ----------      ----------         ----------          ----------
           (4.49)          (4.23)          --                     (0.15)
      ----------      ----------         ----------          ----------
      $    16.62      $    18.58         $    19.99          $    12.88
      ==========      ==========         ==========          ==========
           13.74%          15.07%             13.26%(4)           (6.96)%(4)
      $1,343,460      $1,543,655         $1,370,535          $  445,738
            0.44%           0.44%              0.44%(5)            0.42%(5)
            1.32%           1.41%              1.67%(5)            1.46%(5)
              90%             71%                60%                 69%
            0.02%           0.22%              0.20%(5)            0.02%(5)

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

VALUE FUND


                                                             CLASS III SHARES
                                         --------------------------------------------------------
                                                        YEAR ENDED FEBRUARY 28/29,
                                         --------------------------------------------------------
                                           2002        2001        2000        1999        1998
                                         --------    --------    --------    --------    --------
Net asset value, beginning of period...  $   9.57    $   7.98    $  10.40    $  14.33    $  14.85
                                         --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income................      0.18        0.18        0.21        0.26        0.31
  Net realized and unrealized gain
    (loss).............................     (0.51)       2.32       (0.83)       0.13        3.81
                                         --------    --------    --------    --------    --------
    Total from investment operations...     (0.33)       2.50       (0.62)       0.39        4.12
                                         --------    --------    --------    --------    --------
Less distributions to shareholders:
  From net investment income...........     (0.17)      (0.18)      (0.23)      (0.27)      (0.35)
  From net realized gains..............     (0.25)      (0.73)      (1.57)      (4.05)      (4.29)
                                         --------    --------    --------    --------    --------
    Total distributions................     (0.42)      (0.91)      (1.80)      (4.32)      (4.64)
                                         --------    --------    --------    --------    --------
Net asset value, end of period.........  $   8.82    $   9.57    $   7.98    $  10.40    $  14.33
                                         ========    ========    ========    ========    ========
Total Return(1)........................     (3.64)%     32.72%      (8.45)%      2.24%      31.54%
Ratios/Supplemental Data:
  Net assets, end of period (000's)....  $232,289    $247,971    $178,329    $202,842    $332,103
  Net expenses to average daily net
    assets.............................      0.61%       0.61%       0.61%       0.61%       0.61%
  Net investment income to average
    daily net assets...................      1.89%       1.99%       2.06%       1.82%       1.89%
  Portfolio turnover rate..............        95%        102%        104%         37%         40%
  Fees and expenses reimbursed by the
    Manager to average daily net
    assets.............................      0.06%       0.05%       0.05%       0.30%       0.29%



(1) Total returns would be lower had certain expenses not been reimbursed during the periods shown.


INTRINSIC VALUE FUND


                                                                              CLASS III SHARES
                                                              ------------------------------------------------
                                                                 YEAR ENDED
                                                                FEBRUARY 28,       PERIOD FROM AUGUST 2, 1999
                                                              -----------------   (COMMENCEMENT OF OPERATIONS)
                                                               2002      2001      THROUGH FEBRUARY 29, 2000
                                                              -------   -------   ----------------------------
Net asset value, beginning of period........................  $ 10.84   $  8.79             $ 10.00
                                                              -------   -------             -------
Income from investment operations:
  Net investment income.....................................     0.18(2)    0.20               0.11(2)
  Net realized and unrealized gain (loss)...................     0.05      2.06               (1.24)
                                                              -------   -------             -------
        Total from investment operations....................     0.23      2.26               (1.13)
                                                              -------   -------             -------
Less distributions to shareholders:
  From net investment income................................    (0.20)    (0.14)              (0.08)
  From net realized gains...................................    (0.14)    (0.07)                 --
                                                              -------   -------             -------
        Total distributions.................................    (0.34)    (0.21)              (0.08)
                                                              -------   -------             -------
Net asset value, end of period..............................  $ 10.73   $ 10.84             $  8.79
                                                              =======   =======             =======
Total Return(1).............................................     2.16%    26.00%             (11.36)%(3)
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $97,622   $50,864             $38,650
  Net expenses to average daily net assets..................     0.48%     0.48%               0.48%(4)
  Net investment income to average daily net assets.........     1.67%     2.04%               1.94%(4)
  Portfolio turnover rate...................................       61%       89%                 26%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................     0.09%     0.17%               0.25%(4)



(1) Total return would be lower had certain expenses not been reimbursed during the period shown.


(2) Computed using average shares outstanding throughout the period.


(3) Not annualized.


(4) Annualized.

                              FINANCIAL HIGHLIGHTS

                (For a Share outstanding throughout each period)

GROWTH FUND


                                                                                    CLASS III SHARES
                                                              ------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28/29,
                                                              ------------------------------------------------------------
                                                                2002        2001*        2000*        1999*        1998*
                                                              --------     --------     --------     --------     --------
Net asset value, beginning of period........................  $  21.19     $  54.45     $  45.54     $  48.18     $  56.98
                                                              --------     --------     --------     --------     --------
Income from investment operations:
  Net investment income.....................................      0.10         0.14         0.22         0.33         0.44
  Net realized and unrealized gain (loss)...................     (2.97)      (10.78)       18.84         9.79        15.51
                                                              --------     --------     --------     --------     --------
    Total from investment operations........................     (2.87)      (10.64)       19.06        10.12        15.95
                                                              --------     --------     --------     --------     --------
Less distributions to shareholders:
  From net investment income................................     (0.09)       (0.15)       (0.26)       (0.33)       (0.66)
  From net realized gains...................................        --       (22.47)       (9.89)      (12.43)      (24.09)
                                                              --------     --------     --------     --------     --------
    Total distributions.....................................     (0.09)      (22.62)      (10.15)      (12.76)      (24.75)
                                                              --------     --------     --------     --------     --------
Net asset value, end of period..............................  $  18.23     $  21.19     $  54.45     $  45.54     $  48.18
                                                              ========     ========     ========     ========     ========
Total Return(1).............................................    (13.57)%     (25.76)%      45.24%       22.90%       36.37%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $116,306     $114,988     $204,662     $158,084     $202,923
  Net expenses to average daily net assets..................      0.48%        0.48%        0.48%        0.48%        0.48%
  Net investment income to average daily net assets.........      0.54%        0.27%        0.50%        0.64%        0.79%
  Portfolio turnover rate...................................       101%         111%          48%          50%          60%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.07%        0.07%        0.06%        0.23%        0.23%



(1) Total returns would be lower had certain expenses not been reimbursed during the periods shown.

* Amounts were restated to reflect a 1:11 reverse stock split effective March 16, 2001.


SMALL CAP VALUE FUND



                                                                       CLASS III SHARES
                                                 ------------------------------------------------------------
                                                                  YEAR ENDED FEBRUARY 28/29,
                                                 ------------------------------------------------------------
                                                   2002         2001         2000         1999         1998
                                                 --------     --------     --------     --------     --------
Net asset value, beginning of period........     $  13.86     $  12.41     $  11.69     $  18.28     $  15.89
                                                 --------     --------     --------     --------     --------
Income from investment operations:
  Net investment income.....................         0.23         0.23         0.15         0.18         0.27
  Net realized and unrealized gain (loss)...         1.58         2.38         1.11        (2.50)        4.85
                                                 --------     --------     --------     --------     --------
    Total from investment operations........         1.81         2.61         1.26        (2.32)        5.12
                                                 --------     --------     --------     --------     --------
Less distributions to shareholders:
  From net investment income................        (0.21)       (0.20)       (0.14)       (0.19)       (0.29)
  From net realized gains...................        (0.55)       (0.96)       (0.40)       (4.08)       (2.44)
                                                 --------     --------     --------     --------     --------
    Total distributions.....................        (0.76)       (1.16)       (0.54)       (4.27)       (2.73)
                                                 --------     --------     --------     --------     --------
Net asset value, end of period..............     $  14.91     $  13.86     $  12.41     $  11.69     $  18.28
                                                 ========     ========     ========     ========     ========
Total Return(1).............................        13.39%       22.14%       10.66%      (14.74)%      34.43%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........     $313,596     $305,178     $265,778     $347,684     $769,612
  Net expenses to average daily net
    assets..................................         0.48%        0.48%        0.48%        0.48%        0.48%
  Net investment income to average daily net
    assets..................................         1.60%        1.73%        1.12%        0.99%        1.51%
  Portfolio turnover rate...................           59%         111%          50%          49%          56%
  Fees and expenses reimbursed by the
    Manager to average daily net assets.....         0.04%        0.06%        0.06%        0.21%        0.22%
  Purchase and redemption fees consisted of
    the following per share amounts:(2).....     $   0.01     $   0.03          N/A          N/A          N/A



(1) Total returns would be lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees.


(2) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 were not restated to reflect this change in presentation. Amounts calculated using average shares outstanding throughout the period.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

SMALL CAP GROWTH FUND


                                                                                   CLASS III SHARES
                                                                -------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28/29,
                                                                -------------------------------------------------------
                                                                  2002       2001*       2000*       1999*      1998*
                                                                --------    --------    --------    --------   --------
Net asset value, beginning of period........................    $  19.08    $ 168.70    $ 108.80    $ 122.80   $  98.20
                                                                --------    --------    --------    --------   --------
Income from investment operations:
  Net investment income.....................................        0.01(3)    (0.04)       0.10        0.30       0.50
  Net realized and unrealized gain (loss)...................       (1.12)     (37.26)      70.20       (9.80)     34.30
                                                                --------    --------    --------    --------   --------
    Total from investment operations........................       (1.11)     (37.30)      70.30       (9.50)     34.80
                                                                --------    --------    --------    --------   --------
Less distributions to shareholders:
  From net investment income................................       --          --          (0.30)      (0.20)     (0.70)
  From net realized gains...................................       (1.49)    (112.32)     (10.10)      (4.30)     (9.50)
                                                                --------    --------    --------    --------   --------
    Total distributions.....................................       (1.49)    (112.32)     (10.40)      (4.50)    (10.20)
                                                                --------    --------    --------    --------   --------
Net asset value, end of period..............................    $  16.48    $  19.08    $ 168.70    $ 108.80   $ 122.80
                                                                ========    ========    ========    ========   ========
Total Return(1).............................................       (6.36)%    (33.14)%     67.27%      (8.20)%    36.66%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................    $ 17,049    $ 19,957    $137,290    $129,983   $399,613
  Net expenses to average daily net assets..................        0.48%       0.48%       0.48%       0.48%      0.48%
  Net investment income (loss) to average daily net
    assets..................................................        0.07%      (0.09)%      0.09%       0.21%      0.47%
  Portfolio turnover rate...................................         118%        147%        122%        113%       132%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................        0.33%       0.19%       0.11%       0.23%      0.24%
  Purchases and redemption fees consisted of the following
    per share amounts:(2)...................................    $   0.02    $   0.87    $    N/A    $    N/A   $    N/A



(1) Total returns would be lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees.


(2) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 were not restated to reflect this change in presentation. Amounts calculated using average shares outstanding throughout the period.


(3) Calculated using average shares outstanding throughout the period.

* Amounts were adjusted to reflect a 1:10 reverse stock split effective December 11, 2000.


REAL ESTATE FUND*



                                                                                   CLASS III SHARES
                                                                -------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28/29,
                                                                -------------------------------------------------------
                                                                  2002        2001        2000        1999       1998
                                                                --------    --------    --------    --------   --------
Net asset value, beginning of period........................    $  10.31    $   8.26    $   9.13    $  12.92   $  12.62
                                                                --------    --------    --------    --------   --------
Income from investment operations:
  Net investment income.....................................        0.56(2)     0.60        0.51(2)     0.51(2)     0.53
  Net realized and unrealized gain (loss)...................        0.84        1.92       (0.87)      (3.36)      1.26
                                                                --------    --------    --------    --------   --------
    Total from investment operations........................        1.40        2.52       (0.36)      (2.85)      1.79
                                                                --------    --------    --------    --------   --------
Less distributions to shareholders:
  From net investment income................................       (0.54)      (0.47)      (0.51)      (0.19)     (0.60)
  From net realized gains...................................       --          --          --          (0.75)     (0.89)
                                                                --------    --------    --------    --------   --------
    Total distributions.....................................       (0.54)      (0.47)      (0.51)      (0.94)     (1.49)
                                                                --------    --------    --------    --------   --------
Net asset value, end of period..............................    $  11.17    $  10.31    $   8.26    $   9.13   $  12.92
                                                                ========    ========    ========    ========   ========
Total Return(1).............................................       13.73%      30.86%      (4.69)%    (23.27)%    14.29%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................    $192,606    $133,420    $120,508    $143,129   $374,774
  Net expenses to average daily net assets..................        0.69%       0.69%       0.69%       0.69%      0.69%
  Net investment income to average daily net assets.........        5.18%       5.85%       5.64%       4.60%      4.10%
  Portfolio turnover rate...................................           6%         11%         13%         59%        86%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................        0.05%       0.05%       0.06%       0.26%      0.26%



(1) Total returns would be lower had certain expenses not been reimbursed during the periods shown.


(2) Computed using average shares outstanding throughout the period.


* Effective June 30, 2002, the "GMO REIT Fund" was renamed the "GMO Real Estate Fund."

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

TAX-MANAGED U.S. EQUITIES FUND


                                                                                      CLASS III SHARES
                                                            ---------------------------------------------------------------------
                                                                 YEAR ENDED FEBRUARY 28/29,           PERIOD FROM JULY 23, 1998
                                                            -------------------------------------    (COMMENCEMENT OF OPERATIONS)
                                                             2002           2001           2000       THROUGH FEBRUARY 28, 1999
                                                            -------        -------        -------    ----------------------------
Net asset value, beginning of period................        $ 12.08        $ 12.64        $ 10.67               $10.00
                                                            -------        -------        -------               ------
Income from investment operations:
  Net investment income.............................           0.16(2)        0.15(2)        0.13                 0.09
  Net realized and unrealized gain (loss)...........          (0.86)         (0.57)          1.97                 0.65
                                                            -------        -------        -------               ------
    Total from investment operations................          (0.70)         (0.42)          2.10                 0.74
                                                            -------        -------        -------               ------
Less distributions to shareholders:
  From net investment income........................          (0.14)         (0.14)         (0.13)               (0.07)
                                                            -------        -------        -------               ------
    Total distributions.............................          (0.14)         (0.14)         (0.13)               (0.07)
                                                            -------        -------        -------               ------
Net asset value, end of period......................        $ 11.24        $ 12.08        $ 12.64               $10.67
                                                            =======        =======        =======               ======
Total Return(1).....................................          (5.78)%        (3.44)%        19.83%                7.48%(3)
Ratios/Supplemental Data:
  Net assets, end of period (000's).................        $27,495        $11,418        $13,275               $8,116
  Net expenses to average daily net assets..........           0.48%          0.48%          0.48%                0.48%(4)
  Net investment income to average daily net
    assets..........................................           1.36%          1.18%          1.11%                1.30%(4)
  Portfolio turnover rate...........................             45%           161%            19%                  33%
  Fees and expenses reimbursed by the Manager to
    average daily net assets........................           0.36%          0.54%          0.44%                1.47%(4)



(1) Total returns would be lower had certain expenses not been reimbursed during the period shown.

(2) Computed using average shares outstanding throughout the period.
(3) Not annualized.
(4) Annualized.

TAX-MANAGED SMALL COMPANIES FUND


                                                                              CLASS III SHARES
                                                              ------------------------------------------------
                                                                 YEAR ENDED
                                                                FEBRUARY 28,        PERIOD FROM JUNE 1, 1999
                                                              -----------------   (COMMENCEMENT OF OPERATIONS)
                                                               2002      2001      THROUGH FEBRUARY 29, 2000
                                                              -------   -------   ----------------------------
Net asset value, beginning of period........................  $ 10.54   $  9.52             $ 10.00
                                                              -------   -------             -------
Income from investment operations:
  Net investment income.....................................     0.15      0.12                0.08
  Net realized and unrealized gain (loss)...................     1.23      1.02               (0.50)
                                                              -------   -------             -------
    Total from investment operations........................     1.38      1.14               (0.42)
                                                              -------   -------             -------
Less distributions to shareholders:
  From net investment income................................    (0.16)    (0.12)              (0.06)
                                                              -------   -------             -------
    Total distributions.....................................    (0.16)    (0.12)              (0.06)
                                                              -------   -------             -------
Net asset value, end of period..............................  $ 11.76   $ 10.54             $  9.52
                                                              =======   =======             =======
Total Return(1).............................................    13.25%    12.12%              (4.25)%(4)
  Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $37,544   $41,042             $39,000
  Net expenses to average daily net assets..................     0.70%     0.70%               0.70%(5)
  Net investment income to average daily net assets.........     1.30%     1.25%               1.08%(5)
  Portfolio turnover rate...................................       65%      131%                 18%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................     0.20%     0.17%               0.21%(5)
  Purchase premiums consisted of the following per share
    amounts:(2).............................................       --(3) $  0.01            $   N/A



(1) Total returns would be lower had certain expenses not been reimbursed during the period shown. Calculation excludes purchase premiums.


(2) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 were not restated to reflect this change in presentation. Amounts calculated using average shares outstanding throughout the period.


(3) Rounds to less than $0.01 per share.


(4) Not annualized.


(5) Annualized.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)
INTERNATIONAL EQUITY FUNDS


INTERNATIONAL DISCIPLINED EQUITY FUND



                                                                 CLASS III SHARES
                                                              -----------------------
                                                              PERIOD FROM JANUARY 29,
                                                                2002 (COMMENCEMENT
                                                              OF OPERATIONS) THROUGH
                                                                 FEBRUARY 28, 2002
                                                              -----------------------
Net asset value, beginning of period........................          $ 20.00
                                                                      -------
Income from investment operations:
  Net investment income.....................................             0.02(2)
  Net realized and unrealized gain..........................             0.38
                                                                      -------
    Total from investment operations........................             0.40
                                                                      -------
Net asset value, end of period..............................          $ 20.40
                                                                      =======
Total Return(1).............................................             2.00%(3)
Ratios/Supplemental Data:
  Net assets, end of period(000)'s..........................          $47,081
  Net expenses to average daily net assets..................             0.55%(4)
  Net investment income to average daily net assets.........             1.56%(4)
  Portfolio turnover rate...................................                0%(5)
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................             1.89%(4)



(1) Total return would have been lower had certain expenses not been reimbursed during the period shown.


(2) Computed using average shares outstanding throughout the period.


(3) Not annualized.


(4) Annualized.


(5) Portfolio turnover rate was less than 1%.


INTERNATIONAL INTRINSIC VALUE FUND*

                                                       CLASS II SHARES
                                   -------------------------------------------------------
                                                 YEAR ENDED FEBRUARY 28/29,
                                   -------------------------------------------------------
                                    2002        2001        2000        1999        1998
                                   -------     -------     -------     -------     -------
Net asset value, beginning of
  period.........................  $ 20.30     $ 20.85     $ 20.33     $ 23.16     $ 24.36
                                   -------     -------     -------     -------     -------
Income (loss) from investment
  operations:
  Net investment income..........     0.28(2)     0.40(2)     0.41(2)     0.39(2)     0.52(2)
  Net realized and unrealized
    gain (loss)..................    (2.44)       1.11        1.33       (0.46)       1.94
                                   -------     -------     -------     -------     -------
    Total from investment
      operations.................    (2.16)       1.51        1.74       (0.07)       2.46
                                   -------     -------     -------     -------     -------
Less distributions to
  shareholders:
  From net investment income.....    (0.73)      (0.22)      (0.56)      (0.48)      (0.74)
  From net realized gains........       --       (1.84)      (0.66)      (2.28)      (2.92)
                                   -------     -------     -------     -------     -------
    Total distributions..........    (0.73)      (2.06)      (1.22)      (2.76)      (3.66)
                                   -------     -------     -------     -------     -------
Net asset value, end of period...  $ 17.41     $ 20.30     $ 20.85     $ 20.33     $ 23.16
                                   =======     =======     =======     =======     =======
Total Return(1)..................   (10.71)%      7.25%       8.09%      (0.76)%     11.60%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)......................  $42,495     $15,284     $21,162     $18,295     $12,500
  Net expenses to average daily
    net assets...................     0.76%       0.76%       0.76%       0.76%       0.76%
  Net investment income to
    average daily net assets.....     1.56%       1.88%       1.84%       1.71%       2.14%
  Portfolio turnover rate........       51%         31%         53%         60%         68%
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets...................     0.10%       0.08%       0.09%       0.28%       0.30%

                                                              CLASS III SHARES
                                   ----------------------------------------------------------------------
                                                         YEAR ENDED FEBRUARY 28/29,
                                   ----------------------------------------------------------------------
                                      2002           2001           2000           1999           1998
                                   ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of
  period.........................  $    20.37     $    20.91     $    20.38     $    23.20     $    24.37
                                   ----------     ----------     ----------     ----------     ----------
Income (loss) from investment
  operations:
  Net investment income..........        0.44(2)        0.44(2)        0.47(2)        0.42(2)        0.54(2)
  Net realized and unrealized
    gain (loss)..................       (2.59)          1.09           1.28          (0.47)          1.96
                                   ----------     ----------     ----------     ----------     ----------
    Total from investment
      operations.................       (2.15)          1.53           1.75          (0.05)          2.50
                                   ----------     ----------     ----------     ----------     ----------
Less distributions to
  shareholders:
  From net investment income.....       (0.72)         (0.23)         (0.56)         (0.49)         (0.75)
  From net realized gains........          --          (1.84)         (0.66)         (2.28)         (2.92)
                                   ----------     ----------     ----------     ----------     ----------
    Total distributions..........       (0.72)         (2.07)         (1.22)         (2.77)         (3.67)
                                   ----------     ----------     ----------     ----------     ----------
Net asset value, end of period...  $    17.50     $    20.37     $    20.91     $    20.38     $    23.20
                                   ==========     ==========     ==========     ==========     ==========
Total Return(1)..................      (10.60)%         7.32%          8.20%        (0.68)%         11.71%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)......................  $1,053,104     $1,280,603     $1,799,929     $1,998,447     $3,046,510
  Net expenses to average daily
    net assets...................        0.69%          0.69%          0.69%          0.69%          0.69%
  Net investment income to
    average daily net assets.....        2.37%          2.07%          2.09%          1.84%          2.19%
  Portfolio turnover rate........          51%            31%            53%            60%            68%
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets...................        0.10%          0.08%          0.09%          0.28%          0.30%



(1) Total returns would be lower had certain expenses not been reimbursed during the periods shown.

(2) Computed using average shares outstanding throughout the period.

(3) Not annualized.


(4) Annualized.

* Effective February 1, 2001, the "GMO International Core Fund" was renamed the "GMO International Intrinsic Value Fund."

                                      CLASS IV SHARES
         -------------------------------------------------------------------------
                                                                    PERIOD FROM
                                                                  JANUARY 9, 1998
                     YEAR ENDED FEBRUARY 28/29,                  (COMMENCEMENT OF
         --------------------------------------------------       OPERATIONS) TO
           2002          2001          2000          1999        FEBRUARY 28, 1998
         --------      --------      --------      --------      -----------------
         $  20.37      $  20.90      $  20.37      $  23.19          $  20.61
         --------      --------      --------      --------          --------
             0.36(2)       0.50(2)       0.55(2)       0.42(2)           0.02(2)
            (2.49)         1.05          1.21         (0.46)             2.56
         --------      --------      --------      --------          --------
            (2.13)         1.55          1.76         (0.04)             2.58
         --------      --------      --------      --------          --------

            (0.74)        (0.24)        (0.57)        (0.50)               --
               --         (1.84)        (0.66)        (2.28)               --
         --------      --------      --------      --------          --------
            (0.74)        (2.08)        (1.23)        (2.78)               --
         --------      --------      --------      --------          --------
         $  17.50      $  20.37      $  20.90      $  20.37          $  23.19
         ========      ========      ========      ========          ========
           (10.52)%        7.45%         8.18%        (0.60)%           12.52%(3)
         $248,579      $155,558      $291,894      $567,219          $682,952
             0.63%         0.63%         0.63%         0.63%             0.63%(4)
             1.97%         2.34%         2.47%         1.85%             0.68%(4)
               51%           31%           53%           60%               68%
             0.10%         0.08%         0.09%         0.28%             0.30%

INTERNATIONAL GROWTH FUND



                                                                 CLASS III SHARES
                                                              ----------------------
                                                                   PERIOD FROM
                                                                NOVEMBER 30, 2001
                                                                  (COMMENCEMENT
                                                              OF OPERATIONS) THROUGH
                                                                FEBRUARY 28, 2002
                                                              ----------------------
Net asset value, beginning of period........................         $ 20.00
                                                                     -------
Income from investment operations:
  Net investment income.....................................            0.01(2)
  Net realized and unrealized gain (loss)...................           (0.36)
                                                                     -------
    Total from investment operations........................           (0.35)
                                                                     -------
Net asset value, end of period..............................         $ 19.65
                                                                     =======
Total Return(1).............................................           (1.75)%(3)
Ratios/Supplemental Data:
  Net assets, end of period(000)'s..........................         $84,884
  Net expenses to average daily net assets..................            0.69%(4)
  Net investment income to average daily net assets.........            0.36%(4)
  Portfolio turnover rate...................................              15%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................            0.65%(4)



(1) The total return would have been lower had certain expenses not been reimbursed during the period shown.


(2) Computed using average shares outstanding throughout the period.


(3) Not annualized.


(4) Annualized.


CURRENCY HEDGED INTERNATIONAL EQUITY FUND*


                                                                                     CLASS III SHARES
                                                                 --------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28/29,
                                                                 --------------------------------------------------------
                                                                  2002        2001        2000        1999         1998
                                                                 -------     -------     -------     -------     --------
Net asset value, beginning of period........................     $  9.25     $ 10.04     $  9.28     $ 11.92     $  12.68
                                                                 -------     -------     -------     -------     --------
Income from investment operations:
  Net investment income.....................................        0.46(2,3)    0.23(2)    0.23(2)     0.23(2)      0.27(2)
  Net realized and unrealized gain (loss)...................       (1.00)       1.34        1.26       (0.36)(5)     1.72
                                                                 -------     -------     -------     -------     --------
    Total from investment operations........................       (0.54)       1.57        1.49       (0.13)        1.99
                                                                 -------     -------     -------     -------     --------
Less distributions to shareholders:
  From net investment income................................       (1.53)      (0.21)      (0.42)      (0.29)       (0.27)
  From net realized gains...................................       (0.04)      (2.15)      (0.31)      (2.22)       (2.48)
                                                                 -------     -------     -------     -------     --------
    Total distributions.....................................       (1.57)      (2.36)      (0.73)      (2.51)       (2.75)
                                                                 -------     -------     -------     -------     --------
Net asset value, end of period..............................     $  7.14     $  9.25     $ 10.04     $  9.28     $  11.92
                                                                 =======     =======     =======     =======     ========
Total Return(1).............................................       (5.38)%     16.69%      15.86%      (1.84)%      17.98%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................     $37,581     $49,332     $75,054     $97,450     $207,653
  Net expenses to average daily net assets..................        0.31%(4)    0.69%       0.69%       0.69%        0.69%
  Net investment income to average daily net assets.........        5.33%(3)    2.23%       2.25%       2.07%        2.15%
  Portfolio turnover rate...................................         120%         39%         68%         68%          96%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................        0.79%       0.38%       0.33%       0.42%        0.38%



(1) Total returns would be lower had certain expenses not been reimbursed during the periods shown.

(2) Computed using average shares outstanding throughout the period.

(3) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying Funds in which the fund invests.


(4) On July 3, 2001, the Fund began to invest a substantial portion of its assets in other Funds of GMO Trust and revised its reimbursement. Net expenses exclude expenses incurred indirectly through investment in underlying Funds.


(5) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments for the year ended February 28, 1999 due to timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.


* Effective February 1, 2001, the "GMO Currency Hedged International Core Fund" was renamed the "GMO Currency Hedged International Equity Fund."

                      (This page intentionally left blank)

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

FOREIGN FUND


                                                             CLASS II SHARES
                                           ----------------------------------------------------
                                                        YEAR ENDED FEBRUARY 28/29,
                                           ----------------------------------------------------
                                             2002       2001       2000       1999       1998
                                           --------    -------    -------    -------    -------
Net asset value, beginning of period...    $  11.21    $ 13.14    $ 11.79    $ 12.09    $ 10.65
                                           --------    -------    -------    -------    -------
Income from investment operations:
  Net investment income................        0.16(2)    0.20(2)    0.17(2)    0.20(2)    0.18(2)
  Net realized and unrealized gain
    (loss).............................       (1.20)     (0.41)      2.89      (0.14)      1.48
                                           --------    -------    -------    -------    -------
    Total from investment operations...       (1.04)     (0.21)      3.06       0.06       1.66
                                           --------    -------    -------    -------    -------
Less distributions to shareholders:
  From net investment income...........       (0.11)     (0.29)     (0.21)     (0.25)     (0.22)
  From net realized gains..............       (0.12)     (1.43)     (1.50)     (0.11)     (0.00)(3)
                                           --------    -------    -------    -------    -------
    Total distributions................       (0.23)     (1.72)     (1.71)     (0.36)     (0.22)
                                           --------    -------    -------    -------    -------
Net asset value, end of period.........    $   9.94    $ 11.21    $ 13.14    $ 11.79    $ 12.09
                                           ========    =======    =======    =======    =======
Total Return(1)........................       (9.37)%    (1.84)%    25.63%      0.36%     15.94%
Ratios/Supplemental Data:
  Net assets, end of period (000's)....    $100,127    $61,681    $60,278    $33,780    $53,949
  Net expenses to average daily net
    assets.............................        0.82%      0.82%      0.82%      0.82%      0.82%
  Net investment income to average
    daily net assets...................        1.56%      1.63%      1.28%      1.64%      1.60%
  Portfolio turnover rate..............          22%        38%        35%        27%        19%
  Fees and expenses reimbursed by the
    Manager to average daily net
    assets.............................        0.09%      0.09%      0.10%      0.25%      0.25%

                                                                CLASS III SHARES
                                         --------------------------------------------------------------
                                                           YEAR ENDED FEBRUARY 28/29,
                                         --------------------------------------------------------------
                                            2002          2001          2000         1999        1998
                                         ----------    ----------    ----------    --------    --------
Net asset value, beginning of period...  $    11.22    $    13.16    $    11.81    $  12.10    $  10.66
                                         ----------    ----------    ----------    --------    --------
Income from investment operations:
  Net investment income................        0.19(2)       0.21(2)       0.20(2)     0.20(2)     0.21(2)
  Net realized and unrealized gain
    (loss).............................       (1.23)        (0.43)         2.86       (0.12)       1.45
                                         ----------    ----------    ----------    --------    --------
    Total from investment operations...       (1.04)        (0.22)         3.06        0.08        1.66
                                         ----------    ----------    ----------    --------    --------
Less distributions to shareholders:
  From net investment income...........       (0.11)        (0.29)        (0.21)      (0.26)      (0.22)
  From net realized gains..............       (0.12)        (1.43)        (1.50)      (0.11)      (0.00)(3)
                                         ----------    ----------    ----------    --------    --------
    Total distributions................       (0.23)        (1.72)        (1.71)      (0.37)      (0.22)
                                         ----------    ----------    ----------    --------    --------
Net asset value, end of period.........  $     9.95    $    11.22    $    13.16    $  11.81    $  12.10
                                         ==========    ==========    ==========    ========    ========
Total Return(1)........................       (9.33)%       (1.85)%       25.65%       0.48%      15.95%
Ratios/Supplemental Data:
  Net assets, end of period (000's)....  $1,049,456    $1,019,541    $1,022,498    $927,108    $847,427
  Net expenses to average daily net
    assets.............................        0.75%         0.75%         0.75%       0.75%       0.75%
  Net investment income to average
    daily net assets...................        1.88%         1.71%         1.48%       1.60%       1.80%
  Portfolio turnover rate..............          22%           38%           35%         27%         19%
  Fees and expenses reimbursed by the
    Manager to average daily net
    assets.............................        0.09%         0.09%         0.10%       0.25%       0.25%



(1)  Total returns would be lower had certain expenses not been reimbursed during the periods shown.
(2)  Computed using average shares outstanding throughout the period.
(3)  The distribution from net realized gains was less than $.01 per share.
(4)  Net investment income earned was less than $.01 per share.
(5)  Not annualized.
(6)  Annualized.

                                  CLASS IV SHARES
        --------------------------------------------------------------------
                                                              PERIOD FROM
                                                            JANUARY 9, 1998
                                                           (COMMENCEMENT OF
                                                            OPERATIONS) TO
          2002         2001         2000         1999      FEBRUARY 28, 1998
        --------     --------     --------     --------    -----------------
        $  11.22     $  13.16     $  11.81     $  12.11        $  10.90
        --------     --------     --------     --------        --------
            0.20(2)      0.22(2)      0.21(2)      0.22(2)         0.00(2, 4)
           (1.22)       (0.43)        2.86        (0.15)           1.21
        --------     --------     --------     --------        --------
           (1.02)       (0.21)        3.07         0.07            1.21
        --------     --------     --------     --------        --------
           (0.12)       (0.30)       (0.22)       (0.26)        --
           (0.12)       (1.43)       (1.50)       (0.11)        --
        --------     --------     --------     --------        --------
           (0.24)       (1.73)       (1.72)       (0.37)        --
        --------     --------     --------     --------        --------
        $   9.96     $  11.22     $  13.16     $  11.81        $  12.11
        ========     ========     ========     ========        ========
           (9.19)%      (1.79)%      25.74%        0.53%          11.10%(5)
        $134,357     $144,425     $141,175     $130,760        $219,785
            0.69%        0.69%        0.69%        0.69%           0.69%(6)
            1.97%        1.77%        1.55%        1.81%           0.26%(6)
              22%          38%          35%          27%             19%
            0.09%        0.09%        0.10%        0.25%           0.25%(6)

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

FOREIGN SMALL COMPANIES FUND*


                                                                   CLASS III SHARES
                                                            ------------------------------
                                                                           PERIOD FROM
                                                                          JUNE 30, 2000
                                                                        (COMMENCEMENT OF
                                                                       OPERATIONS) THROUGH
                                                              2002      FEBRUARY 28, 2001
                                                            --------   -------------------
Net asset value, beginning of period......................  $   9.68         $ 10.00
                                                            --------         -------
Income from investment operations:
  Net investment income...................................      0.15            0.06
  Net realized and unrealized gain (loss)(1)..............      0.00(3)         (0.33)
                                                            --------         -------
    Total from investment operations......................      0.15           (0.27)
                                                            --------         -------
Less distributions to shareholders:
  From net investment income..............................     (0.24)          (0.05)
                                                            --------         -------
    Total distributions...................................     (0.24)          (0.05)
                                                            --------         -------
Net asset value, end of period............................  $   9.59         $  9.68
                                                            ========         =======
Total Return(2)...........................................      1.59%          (2.64)%(5)
Ratios/Supplemental Data:
  Net assets, end of period (000's).......................  $149,566         $61,244
  Net expenses to average daily net assets................      0.86%(4)          0.85%(6)
  Net investment income to average daily net assets.......      1.48%           1.08%(6)
  Portfolio turnover rate.................................        17%             16%
  Fees and expenses reimbursed by the Manager to average
    daily net assets......................................      0.26%        $  0.43%(6)

                                                                         GMO POOL
                                                                 PERFORMANCE INFORMATION**
                                                                        (UNAUDITED)
                                                            -----------------------------------

                                                                  YEAR ENDED JUNE 30,(a)
                                                            -----------------------------------
                                                             2000          1999           1998
                                                            ------        ------         ------
Net asset value, beginning of period......................  $ 8.64        $ 7.96         $ 8.28
                                                            ------        ------         ------
Income from investment operations:
  Net investment income...................................    0.12          0.15           0.10
  Net realized and unrealized gain (loss)(1)..............    1.57          0.73          (0.25)
                                                            ------        ------         ------
    Total from investment operations......................    1.69          0.88          (0.15)
                                                            ------        ------         ------
Less distributions to shareholders:
  From net investment income..............................    0.33          0.20           0.17
                                                            ------        ------         ------
    Total distributions...................................    0.33          0.20           0.17
                                                            ------        ------         ------
Net asset value, end of period............................  $10.00        $ 8.64         $ 7.96
                                                            ======        ======         ======
Total Return(2)...........................................   19.80%(b)     11.52%(b)      (1.74)%(b)
Ratios/Supplemental Data:
  Net assets, end of period (000's).......................     N/A           N/A            N/A
  Net expenses to average daily net assets................     N/A           N/A            N/A
  Net investment income to average daily net assets.......     N/A           N/A            N/A
  Portfolio turnover rate.................................     N/A           N/A            N/A
  Fees and expenses reimbursed by the Manager to average
    daily net assets......................................     N/A           N/A            N/A



(1)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchase and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(2)  The total return would have been lower had certain expenses not been reimbursed during the period shown.
(3)  Net realized and unrealized loss was less than $0.01 per share.
(4)  Includes transfer taxes not reimbursed by the Manager, which approximate .01% of average daily net assets.
(5)  Not annualized.
(6)  Annualized.
  *  The Fund commenced operations on June 30, 2000 subsequent to a transaction involving the reorganization of a discrete,
     GMO-managed pool of the International Small Cap Fund of the Common Fund for Nonprofit Organizations (the "GMO Pool") as the
     Fund.
 **  All information relating to the time periods prior to June 30, 2000 relates to the GMO Pool. Total return figures are based on historical earnings but past performance data is not necessarily indicative of future results. Total return figures for the GMO Pool have been restated to reflect the estimated operating expenses of the Fund, which are higher than the operating expenses for the GMO Pool. The per unit information for the GMO Pool has been restated to conform to the Fund's initial net asset value of $10.00 per share. The GMO Pool was not registered as an investment company and therefore was not subject to certain investment restrictions imposed by the Investment Company Act of 1940. Had the GMO Pool been subject to these restrictions, its performance may have been adversely affected.
(a)  The fiscal year end of the GMO Pool was June 30.
(b)  The total return figures and other information shown above have been restated to reflect the Fund's higher expense ratio.


INTERNATIONAL SMALL COMPANIES FUND


                                                                                  CLASS III SHARES
                                                              --------------------------------------------------------
                                                                             YEAR ENDED FEBRUARY 28/29,
                                                              --------------------------------------------------------
                                                                2002        2001        2000        1999        1998
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period........................  $  11.68    $  11.54    $  11.02    $  12.22    $  13.46
                                                              --------    --------    --------    --------    --------
Income (loss) from investment operations:
  Net investment income.....................................      0.22        0.23        0.25        0.55        0.27
  Net realized and unrealized gain (loss)...................     (1.11)       1.02        0.83       (1.15)       0.42
                                                              --------    --------    --------    --------    --------
    Total from investment operations........................     (0.89)       1.25        1.08       (0.60)       0.69
                                                              --------    --------    --------    --------    --------
Less distributions to shareholders:
  From net investment income................................     (0.35)      (0.25)      (0.15)      (0.21)      (0.26)
  From net realized gains...................................     (0.00)(3)    (0.86)     (0.41)      (0.39)      (1.67)
                                                              --------    --------    --------    --------    --------
    Total distributions.....................................     (0.35)      (1.11)      (0.56)      (0.60)      (1.93)
                                                              --------    --------    --------    --------    --------
Net asset value, end of period..............................  $  10.44    $  11.68    $  11.54    $  11.02    $  12.22
                                                              ========    ========    ========    ========    ========
Total Return(1).............................................     (7.57)%     11.09%       9.62%      (5.06)%      6.92%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $253,612    $187,093    $173,362    $158,142    $234,155
  Net expenses to average daily net assets..................      0.75%       0.75%       0.75%       0.75%       0.75%
  Net investment income to average daily net assets.........      2.02%       2.05%       2.19%       1.67%       1.93%
  Portfolio turnover rate...................................        34%         60%         55%          8%         79%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.22%       0.22%       0.24%       0.81%   $   0.86%
  Purchase and redemption fees consisted of the following
    per share amounts:(2)...................................  $   0.05    $   0.04          --          --          --



(1) Total returns would be lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees.


(2) Effective March 1, 2000, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change in presentation. Amounts calculated using average shares outstanding throughout the period.


(3) The distribution from net realized gains was less than $.01 per share.

                              FINANCIAL HIGHLIGHTS

                (For a Share outstanding throughout each period)

EMERGING MARKETS FUND

                                                CLASS III SHARES
                         ---------------------------------------------------------------

                                           YEAR ENDED FEBRUARY 28/29,
                         ---------------------------------------------------------------
                           2002       2001          2000          1999           1998
                         --------   --------      --------      --------      ----------
Net asset value,
  beginning of
  period...............  $   9.04   $  11.16      $   6.31      $   9.56      $    12.49
                         --------   --------      --------      --------      ----------
Income (loss) from
  investment
  operations:
  Net investment
    income.............      0.18(3)     0.17(3)      0.13(3)       0.25            0.16(3)
  Net realized and
    unrealized gain
    (loss).............      0.80      (2.27)         4.77         (3.19)          (1.76)
                         --------   --------      --------      --------      ----------
    Total from
      investment
      operations.......      0.98      (2.10)         4.90         (2.94)          (1.60)
                         --------   --------      --------      --------      ----------
Less distributions to
  shareholders from:
  Net investment
    income.............     (0.18)     (0.02)        (0.05)        (0.19)          (0.25)
  Net realized gains...     --         --            --            (0.12)          (1.08)
                         --------   --------      --------      --------      ----------
    Total
      distributions....     (0.18)     (0.02)        (0.05)        (0.31)          (1.33)
                         --------   --------      --------      --------      ----------
Net asset value, end of
  period...............  $   9.84   $   9.04      $  11.16      $   6.31      $     9.56
                         ========   ========      ========      ========      ==========
Total Return(1)........     11.15%    (18.79)%       77.43%       (30.96)%        (12.94)%
Ratios/Supplemental
  Data:
  Net assets, end of
    period (000's).....  $826,960   $560,205      $727,197      $524,741      $  913,615
  Net expenses to
    average daily net
    assets.............      1.19%(4)     1.23%       1.18%         1.16%           1.24%(4)
  Net investment income
    to average daily
    net assets.........      2.32%      1.69%         1.41%         2.75%           1.30%
  Portfolio turnover
    rate...............        74%        90%           73%           76%             88%
  Fees and expenses
    reimbursed by the
    Manager to average
    daily net assets...      0.02%      0.02%         0.03%         0.21%           0.21%
  Purchase and
    redemption fees
    consisted of the
    following per share
    amounts:(2)........  $   0.05   $   0.03      $  --         $  --         $   --

                                                       CLASS IV SHARES
                         ---------------------------------------------------------------------------
                                                                                      PERIOD FROM
                                                                                    JANUARY 9, 1998
                                      YEAR ENDED FEBRUARY 28/29,                   (COMMENCEMENT OF
                         ----------------------------------------------------       OPERATIONS) TO
                            2002           2001          2000          1999        FEBRUARY 28, 1998
                         ----------      --------      --------      --------      -----------------
Net asset value,
  beginning of
  period...............  $     9.03      $  11.16      $   6.31      $   9.56          $   8.62
                         ----------      --------      --------      --------          --------
Income (loss) from
  investment
  operations:
  Net investment
    income.............        0.17(3)       0.17(3)       0.13(3)       0.28              0.01(3)
  Net realized and
    unrealized gain
    (loss).............        0.82         (2.28)         4.77         (3.21)             0.93
                         ----------      --------      --------      --------          --------
    Total from
      investment
      operations.......        0.99         (2.11)         4.90         (2.93)             0.94
                         ----------      --------      --------      --------          --------
Less distributions to
  shareholders from:
  Net investment
    income.............       (0.19)        (0.02)        (0.05)        (0.20)          --
  Net realized gains...      --             --            --            (0.12)          --
                         ----------      --------      --------      --------          --------
    Total
      distributions....       (0.19)        (0.02)        (0.05)        (0.32)          --
                         ----------      --------      --------      --------          --------
Net asset value, end of
  period...............  $     9.83      $   9.03      $  11.16      $   6.31          $   9.56
                         ==========      ========      ========      ========          ========
Total Return(1)........       11.22%       (18.82)%       77.76%       (31.01)%           10.90%(5)
Ratios/Supplemental
  Data:
  Net assets, end of
    period (000's).....  $  735,455      $467,619      $480,208      $261,187          $672,020
  Net expenses to
    average daily net
    assets.............        1.14%(4)      1.18%         1.13%         1.12%             1.22%(4,6)
  Net investment income
    to average daily
    net assets.........        2.27%         1.73%         1.45%         2.87%             0.65%(6)
  Portfolio turnover
    rate...............          74%           90%           73%           76%               88%
  Fees and expenses
    reimbursed by the
    Manager to average
    daily net assets...        0.02%         0.02%         0.03%         0.21%             0.21%(6)
  Purchase and
    redemption fees
    consisted of the
    following per share
    amounts:(2)........  $     0.03      $   0.03      $  --         $  --             $--



(1) Total returns would be lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees.


(2) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 were not restated to reflect this change in presentation. Amounts calculated using average shares outstanding throughout the period.

(3) Computed using average shares outstanding throughout the period.

(4) Includes stamp duties and transfer taxes not reimbursed by the Manager, which approximate .04% (Class IV) and .035% (Class III) of average daily net assets.


(5) Not annualized.

(6) Annualized.

                              FINANCIAL HIGHLIGHTS

                (For a Share outstanding throughout each period)

EMERGING COUNTRIES FUND*


                                                                  CLASS III SHARES
                                                    --------------------------------------------
                                                             YEAR ENDED FEBRUARY 28/29,              PERIOD FROM AUGUST 29, 1997
                                                    --------------------------------------------     (COMMENCEMENT OF OPERATIONS)
                                                     2002        2001        2000         1999           TO FEBRUARY 28, 1998
                                                    -------     -------     -------      -------     ----------------------------
Net asset value, beginning of period..............  $  8.81     $ 11.41     $  5.74      $  8.61               $ 10.00
                                                    -------     -------     -------      -------               -------
Income from investment operations:
  Net investment income...........................     0.14        0.08        0.05         0.23                  0.03(3)
  Net realized and unrealized gain (loss).........     0.77       (2.48)       5.63        (2.94)                (1.42)
                                                    -------     -------     -------      -------               -------
    Total from investment operations..............     0.91       (2.40)       5.68        (2.71)                (1.39)
                                                    -------     -------     -------      -------               -------
Less distributions to shareholders:
  From net investment income......................    (0.07)         --          --        (0.16)                   --
  From net realized gains.........................    --          (0.20)      (0.01)          --
                                                    -------     -------     -------      -------               -------
    Total distributions...........................    (0.07)      (0.20)      (0.01)       (0.16)                   --
                                                    -------     -------     -------      -------               -------
Net asset value, end of period....................  $  9.65     $  8.81     $ 11.41      $  5.74               $  8.61
                                                    =======     =======     =======      =======               =======
Total Return(1)...................................    10.49%     (21.27)%     98.96%      (31.60)%              (13.90)%(4)
Ratios/Supplemental Data:
  Net assets, end of period (000's)...............  $72,405     $52,239     $65,191      $31,718               $39,698
  Net expenses to average daily net assets........     1.40%       1.40%       1.28%        1.27%                 1.65%(5,6)
  Net investment income to average daily net
    assets........................................     2.12%       0.91%       0.54%        3.65%                 0.78%(5)
  Portfolio turnover rate.........................      109%         98%        157%         158%                   56%
  Fees and expenses reimbursed by the Manager to
    average daily net assets......................     0.17%       0.15%    $  0.17%        0.34%                 0.66%(5)
  Purchase and redemption fees consisted of the
    following per share amounts:(2)...............  $  0.04     $  0.02          --           --                    --



(1) Total returns would be lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees.


(2) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 were not restated to reflect this change in presentation. Amounts calculated using average shares outstanding throughout the period.

(3) Computed using average shares outstanding throughout the period.
(4) Not annualized.
(5) Annualized.

(6) Includes stamp duties and transfer taxes which approximate .16% of average daily net assets.

* Effective April 1, 2002, the "GMO Evolving Countries Fund" was renamed the "GMO Emerging Countries Fund."

ASIA FUND


                                                           CLASS III SHARES
                                           -------------------------------------------------
                                                      YEAR ENDED FEBRUARY 28/29,                    PERIOD FROM FEBRUARY 18, 1998
                                           -------------------------------------------------        (COMMENCEMENT OF OPERATIONS)
                                             2002          2001          2000         1999              TO FEBRUARY 28, 1998
                                           --------      --------      --------      -------        -----------------------------
Net asset value, beginning of
  period.............................      $   7.87      $  12.35      $   7.67      $ 10.44                   $ 10.00
                                           --------      --------      --------      -------                   -------
Income (loss) from investment
  operations:
  Net investment income..............          0.07          0.09          0.03         0.08(4)                   0.01(4)
  Net realized and unrealized gain
    (loss)...........................          0.26         (3.32)         5.01        (2.69)                     0.43
                                           --------      --------      --------      -------                   -------
    Total from investment
      operations.....................          0.33         (3.23)         5.04        (2.61)                     0.44
                                           --------      --------      --------      -------                   -------
Less distributions to shareholders
  from:
  Net investment income..............         (0.11)        (0.01)        (0.02)       (0.16)                       --
  Net realized gains.................            --         (1.24)        (0.34)          --                        --
                                           --------      --------      --------      -------                   -------
    Total Distributions..............         (0.11)        (1.25)        (0.36)       (0.16)                       --
                                           --------      --------      --------      -------                   -------
Net asset value, end of period.......      $   8.09      $   7.87      $  12.35      $  7.67                   $ 10.44
                                           ========      ========      ========      =======                   =======
Total Return(1)......................          4.41%       (27.45)%       65.57%      (25.03)%                    4.40%(5)
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)..........................      $117,878      $113,927      $119,218      $77,404                   $40,161
  Net expenses to average daily net
    assets...........................          1.28%         1.30%         1.25%        1.26%                     2.52%(6)
  Net investment income to average
    daily net assets.................          1.01%         1.22%         0.22%        1.04%                     2.86%(6)
  Portfolio turnover rate............            68%           84%          121%          61%                        1%
  Fees and expenses reimbursed by the
    Manager to average daily net
    assets...........................          0.09%         0.07%         0.07%        0.30%                     4.22%(6)
  Purchase and redemption fees
    consist of the following per
    share amounts:(2)................      $   0.00(3)   $   0.03            --           --                        --



(1) Total returns would be lower had certain expenses not been reimbursed during the periods shown. Calculation excludes subscription and redemption fees.


(2) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 were not restated to reflect this change in presentation. Amounts calculated using average shares outstanding throughout the period.


(3) Purchase and redemption fees were less than $0.01 per share.


(4) Computed using average shares outstanding throughout the period.

(5) Not annualized.
(6) Annualized.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

TAX-MANAGED INTERNATIONAL EQUITIES FUND


                                                                 CLASS III SHARES
                                                     ----------------------------------------
                                                            YEAR ENDED FEBRUARY 28/29,                PERIOD FROM JULY 29, 1998
                                                     ----------------------------------------        (COMMENCEMENT OF OPERATIONS)
                                                       2002            2001            2000           THROUGH FEBRUARY 28, 1999
                                                     --------        --------        --------        ----------------------------
Net asset value, beginning of period...........      $  10.79        $  10.43        $   9.71                  $ 10.00
                                                     --------        --------        --------                  -------
Income from investment operations:
  Net investment income........................          0.25(2)         0.23(2)         0.15(2)                  0.04
  Net realized and unrealized gain (loss)......         (1.03)           0.29            0.70                    (0.28)
                                                     --------        --------        --------                  -------
    Total from investment operations...........          0.78            0.52            0.85                    (0.24)
                                                     --------        --------        --------                  -------
Less distributions to shareholders:
  From net investment income...................         (0.31)          (0.16)          (0.13)                   (0.05)
                                                     --------        --------        --------                  -------
    Total distributions........................         (0.31)          (0.16)          (0.13)                   (0.05)
                                                     --------        --------        --------                  -------
Net asset value, end of period.................      $   9.70        $  10.79        $  10.43                  $  9.71
                                                     ========        ========        ========                  =======
Total Return(1)................................         (7.16)%          5.03%           8.65%                   (2.44)%(3)
Ratios/Supplemental Data:
  Net assets, end of period (000's)............      $ 75,287        $ 75,538        $112,623                  $18,529
  Net expenses to average daily net assets.....          0.69%           0.69%           0.69%                    0.69%(4)
  Net investment income to average daily net
    assets.....................................          2.49%           2.11%           1.36%                    0.87%(4)
  Portfolio turnover rate......................            50%             56%              5%                      20%
  Fees and expenses reimbursed by the Manager
    to average daily net assets................          0.41%           0.34%           0.34%                    2.34%(4)



(1) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

(2) Computed using average shares outstanding throughout the period.
(3) Not annualized.
(4) Annualized.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

FIXED INCOME FUNDS
-----------------------------


DOMESTIC BOND FUND

                                                                                       CLASS III SHARES
                                                              ------------------------------------------------------------------
                                                                                  YEAR ENDED FEBRUARY 28/29,
                                                              ------------------------------------------------------------------
                                                                2002      2001(5)            2000             1999        1998
                                                              --------    --------         --------         --------    --------
Net asset value, beginning of period........................  $   9.98    $   9.23         $   9.65         $  10.26    $  10.18
                                                              --------    --------         --------         --------    --------
Income from investment operations:
  Net investment income(1)..................................      0.43(4)     0.61(4)          0.60             0.68        0.67
  Net realized and unrealized gain (loss)...................      0.20        0.72            (0.42)           (0.15)       0.38
                                                              --------    --------         --------         --------    --------
    Total from investment operations........................      0.63        1.33             0.18             0.53        1.05
                                                              --------    --------         --------         --------    --------
Less distributions to shareholders:
  From net investment income................................     (0.50)      (0.58)           (0.58)           (0.68)      (0.70)
  From net realized gains...................................     (0.43)         --            (0.02)           (0.46)      (0.27)
                                                              --------    --------         --------         --------    --------
    Total distributions.....................................     (0.93)      (0.58)           (0.60)           (1.14)      (0.97)
                                                              --------    --------         --------         --------    --------
Net asset value, end of period..............................  $   9.68    $   9.98         $   9.23         $   9.65    $  10.26
                                                              ========    ========         ========         ========    ========
Total Return(2).............................................      6.62%      14.91%            2.03%            5.03%      10.71%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $155,000    $170,534         $164,457         $175,071    $431,410
  Net operating expenses to average daily net assets........      0.25%       0.25%            0.25%            0.25%       0.25%
  Interest expense to average daily net assets..............        --        0.07%            0.19%            0.02%         --
  Total net expenses to average daily net assets(3).........      0.25%       0.32%(6)         0.44%(6)         0.27%(6)     0.25%
  Net investment income to average daily net assets(1)......      4.35%       6.41%            5.85%            6.21%       6.14%
  Portfolio turnover rate...................................        19%         65%              20%              17%         59%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.05%       0.05%            0.05%            0.19%       0.18%



(1) Net investment income is affected by timing of the declaration of dividends by other GMO Funds in which the Fund invests.


(2) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(3) Net expenses exclude expenses incurred indirectly through investments in GMO Alpha LIBOR Fund.

(4) Computed using average shares outstanding throughout the period.

(5) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was an increase net investment income per share by $0.001, decrease net realized and unrealized gains and losses per share by $0.001 and increase the ratio of net investment income to average net assets from 6.40% to 6.41%. Per share data and ratios for periods prior to March 1, 2000 were not restated to reflect this change in presentation.


(6) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.


CORE PLUS BOND FUND*


                                                                CLASS III SHARES
                                               --------------------------------------------------
                                                           YEAR ENDED FEBRUARY 28/29,                 PERIOD FROM APRIL 30, 1997
                                               --------------------------------------------------    (COMMENCEMENT OF OPERATIONS)
                                                 2002        2001(6)         2000          1999          TO FEBRUARY 28, 1998
                                               --------      --------      --------      --------    ----------------------------
Net asset value, beginning of period.......    $  10.17      $   9.64      $  10.23      $  10.60              $  10.00
                                               --------      --------      --------      --------              --------
Income from investment operations:
  Net investment income(1).................        0.77(3)       0.62(3)       0.62(3)       0.64(3)               0.55(3)
  Net realized and unrealized gain
    (loss).................................        0.07          0.73         (0.40)        (0.58)                 0.66
                                               --------      --------      --------      --------              --------
    Total from investment operations.......        0.84          1.35          0.22          0.06                  1.21
                                               --------      --------      --------      --------              --------
Less distributions to shareholders:
  From net investment income...............       (0.62)        (0.82)        (0.70)        (0.12)                (0.27)
  From net realized gains..................          --(4)         --         (0.11)        (0.31)                (0.34)
                                               --------      --------      --------      --------              --------
    Total distributions....................       (0.62)        (0.82)        (0.81)        (0.43)                (0.61)
                                               --------      --------      --------      --------              --------
Net asset value, end of period.............    $  10.39      $  10.17      $   9.64      $  10.23              $  10.60
                                               ========      ========      ========      ========              ========
Total Return(2)............................        8.53%        14.52%         2.26%         0.44%                12.16%(8)
Ratios/Supplemental Data:
  Net assets, end of period (000's)........    $340,039      $156,412      $120,276      $143,703              $228,386
  Net operating expenses to average daily
    net assets.............................        0.38%(5)      0.39%(5)      0.40%         0.40%                 0.40%(9)
  Interest expense to average daily net
    assets.................................          --            --          0.01%(7)        --                    --
  Total net expenses to average daily net
    assets.................................        0.38%         0.39%         0.41%           --                    --
  Net investment income to average daily
    net assets(1)..........................        7.39%         6.34%         6.19%         5.97%                 6.05%(9)
  Portfolio turnover rate..................         113%          181%           40%          113%                   58%
  Fees and expenses reimbursed by the
    Manager to average daily net assets....        0.09%         0.12%         0.10%         0.25%                 0.30%(9)



(1) Net investment income for the years ended February 28, 2001 and 2002 is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.


(2) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(3) Computed using average shares outstanding throughout the period.


(4) Less than $0.01 per share.


(5) Net expenses exclude expenses incurred indirectly through investment in underlying funds.


(6) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.04, increase net realized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets from 6.70% to 6.34%. Per share data and ratios for periods prior to March 1, 2000 were not restated to reflect this change in presentation.


(7) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.


(8) Not annualized.


(9) Annualized.


* Effective June 30, 2001, the "GMO U.S. Bond/Global Alpha A Fund" was renamed the "GMO Core Plus Bond Fund."

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

INTERNATIONAL BOND FUND


                                                                                      CLASS III SHARES
                                                              ----------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28/29,
                                                              ----------------------------------------------------------------
                                                                2002        2001(5)         2000          1999          1998
                                                              --------      --------      --------      --------      --------
Net asset value, beginning of period........................  $   9.44      $   9.19      $  10.06      $  10.45      $  10.78
                                                              --------      --------      --------      --------      --------
Income from investment operations:
  Net investment income(1)..................................      0.45(3)       0.63(3)       0.70          0.71          0.59
  Net realized and unrealized gain (loss)...................     (0.81)        (0.34)        (0.99)        (0.42)         0.08
                                                              --------      --------      --------      --------      --------
    Total from investment operations........................     (0.36)         0.29         (0.29)         0.29          0.67
                                                              --------      --------      --------      --------      --------
Less distributions to shareholders:
  From net investment income................................     (0.03)           --         (0.39)        (0.45)        (0.54)
  From net realized gains...................................        --         (0.04)        (0.19)        (0.23)        (0.46)
                                                              --------      --------      --------      --------      --------
    Total distributions.....................................     (0.03)        (0.04)        (0.58)        (0.68)        (1.00)
                                                              --------      --------      --------      --------      --------
Net asset value, end of period..............................  $   9.05      $   9.44      $   9.19      $  10.06      $  10.45
                                                              ========      ========      ========      ========      ========
Total Return(2).............................................     (3.80)%        3.20%        (2.98)%        2.48%         6.32%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $135,048      $212,591      $145,373      $181,829      $293,022
  Net operating expenses to average daily net assets........      0.38%(4)      0.39%(4)      0.40%         0.40%         0.40%
  Interest expense to average daily net assets..............        --            --          0.03%(6)        --            --
  Total net expenses to average daily net assets............      0.38%         0.39%         0.43%         0.40%         0.40%
  Net investment income to average daily net assets(1)......      4.85%         6.82%         6.51%         6.45%         6.24%
  Portfolio turnover rate...................................        36%          114%           39%          106%          105%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.11%         0.04%         0.98%         0.24%         0.25%



(1) Net investment income for the years ended February 28, 2002, February 28, 2001 and February 29, 2000 is affected by the timing of the declaration of dividends by other GMO Funds in which the Fund invests.


(2) Total returns would be lower had certain expenses not been reimbursed during the periods shown.


(3) Computed using average shares outstanding throughout the period.


(4) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.


(5) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.97% to 6.82%. Per share data and ratios for periods prior to March 1, 2000 were not restated to reflect this change in presentation.


(6) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.


CURRENCY HEDGED INTERNATIONAL BOND FUND


                                                                                     CLASS III SHARES
                                                              --------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28/29,
                                                              --------------------------------------------------------------
                                                               2002        2001(5)        2000          1999          1998
                                                              -------      -------      --------      --------      --------
Net asset value, beginning of period........................  $  9.72      $  9.70      $  10.47      $  10.66      $  12.16
                                                              -------      -------      --------      --------      --------
Income from investment operations:
  Net investment income(1)..................................     0.50(3)      0.59(3)       0.65(3)       0.74          0.88
  Net realized and unrealized gain (loss)...................    (0.13)        0.71         (0.17)        (0.39)         0.73
                                                              -------      -------      --------      --------      --------
    Total from investment operations........................     0.37         1.30          0.48          0.35          1.61
                                                              -------      -------      --------      --------      --------
Less distributions to shareholders:
  From net investment income................................    (1.05)       (1.18)        (1.11)        (0.16)        (0.88)
  From net realized gains...................................       --        (0.10)        (0.14)        (0.38)        (2.23)
                                                              -------      -------      --------      --------      --------
    Total distributions.....................................    (1.05)       (1.28)        (1.25)        (0.54)        (3.11)
                                                              -------      -------      --------      --------      --------
Net asset value, end of period..............................  $  9.04      $  9.72      $   9.70      $  10.47      $  10.66
                                                              =======      =======      ========      ========      ========
Total Return(2).............................................     4.21%       14.06%         4.95%         3.20%        14.44%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $17,932      $18,102      $283,340      $323,711      $320,905
  Net expenses to average daily net assets..................     0.38%(4)     0.40%(4)      0.40%         0.40%         0.40%
  Net investment income to average daily net assets(1)......     5.45%        5.96%         6.51%         6.30%         6.50%
  Portfolio turnover rate...................................       44%         120%           65%          116%          135%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................     0.54%        0.07%         0.08%         0.33%         0.35%



(1) Net investment income for the years ended February 28, 2002, February 28, 2001 and February 29, 2000 is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.


(2) Total returns would be lower had certain expenses not been reimbursed during the periods shown.


(3) Computed using average shares outstanding throughout the period.


(4) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.


(5) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.05% to 5.96%. Per share data and ratios for periods prior to March 1, 2000 were not restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

GLOBAL BOND FUND


                                                                                      CLASS III SHARES
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED FEBRUARY 28,
                                                              ----------------------------------------------------------------
                                                                2002        2001(5)         2000          1999          1998
                                                              --------      --------      --------      --------      --------
Net asset value, beginning of period........................  $  10.04      $   9.41      $   9.87      $  10.15      $  10.16
                                                              --------      --------      --------      --------      --------
Income from investment operations:
  Net investment income(1)..................................      0.53(3)       0.51(3)       0.51          0.55          0.65(3)
  Net realized and unrealized gain (loss)...................     (0.66)         0.12         (0.71)        (0.25)         0.36
                                                              --------      --------      --------      --------      --------
    Total from investment operations........................     (0.13)         0.63         (0.20)         0.30          1.01
                                                              --------      --------      --------      --------      --------
Less distributions to shareholders:
  From net investment income................................     (0.39)           --         (0.26)        (0.46)        (0.56)
  From net realized gains...................................     (0.19)           --            --         (0.12)        (0.46)
                                                              --------      --------      --------      --------      --------
    Total distributions.....................................     (0.58)           --         (0.26)        (0.58)        (1.02)
                                                              --------      --------      --------      --------      --------
Net asset value, end of period..............................  $   9.33      $  10.04      $   9.41      $   9.87      $  10.15
                                                              ========      ========      ========      ========      ========
Total Return(2).............................................     (1.34)%        6.70%        (2.07)%        2.69%        10.19%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $273,074      $291,112      $182,730      $163,210      $105,052
  Net operating expenses to average daily net assets........      0.32%(4)      0.33%(4)      0.34%         0.34%         0.34%
  Interest expense to average daily net assets..............        --            --          0.16%(6)        --            --
  Total net expenses to average daily net assets............      0.32%         0.33%         0.50%         0.34%         0.34%
  Net investment income to average daily net assets(1)......      5.36%         5.34%         5.09%         5.86%         6.21%
  Portfolio turnover rate...................................        28%           35%          116%           75%          103%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.08%         0.08%         0.08%         0.28%         0.37%



(1) Net investment income for the years ended February 28, 2002, February 28, 2001 and February 29, 2000 is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.


(2) Total returns would be lower had certain expenses not been reimbursed during the periods shown.


(3)Computed using average shares outstanding throughout the period.


(4)Net expenses exclude expenses incurred indirectly through investment in underlying Funds.


(5)Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change on net investment income and net realized and unrealized gains and losses per share for the year ended February 28, 2001 was less than $0.01 per share. The effect of this change decreased the ratio of net investment income to average net assets from 5.36% to 5.34%. Per share data and ratios for periods prior to March 1, 2000 were not restated to reflect this change in presentation.

(6) Interest expense incurred as a result of entering into repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

EMERGING COUNTRY DEBT FUND

                                                 CLASS III SHARES
                            -----------------------------------------------------------

                                            YEAR ENDED FEBRUARY 28/29,
                            -----------------------------------------------------------
                              2002     2001(7)      2000       1999              1998
                            --------   --------   --------   --------          --------
Net asset value,
  beginning of period....   $   8.96   $   8.74   $   6.89   $  11.64          $  14.09
                            --------   --------   --------   --------          --------
Income from investment
  operations:
    Net investment
      income.............       1.01(4)     1.13(4)     0.84(4)     0.92(4)        1.13(4)
    Net realized and
      unrealized gain
      (loss).............       0.52       0.41       2.20      (4.41)             1.51
                            --------   --------   --------   --------          --------
        Total from
          investment
          operations.....       1.53       1.54       3.04      (3.49)             2.64
                            --------   --------   --------   --------          --------
Less distributions to
  shareholders:
    From net investment
      income.............      (1.19)     (1.32)     (1.07)     (0.23)            (0.84)
    From net realized
      gains..............         --         --      (0.12)     (1.03)            (4.25)
                            --------   --------   --------   --------          --------
        Total
          distributions..      (1.19)     (1.32)     (1.19)     (1.26)            (5.09)
                            --------   --------   --------   --------          --------
Net asset value, end of
  period.................   $   9.30   $   8.96   $   8.74   $   6.89          $  11.64
                            ========   ========   ========   ========          ========
Total Return(1)..........      18.53%     18.78%     46.81%    (32.94)%           22.27%
Ratios/Supplemental Data:
    Net assets, end of
      period (000's).....   $570,459   $430,003   $378,593   $450,336          $460,387
    Net operating
      expenses to average
      daily net
      assets(2)..........       0.57%      0.56%      0.56%      0.56%             0.53%
    Interest expense to
      average daily net
      assets.............       0.14%(5)       --       --         --                --
    Total net expenses to
      average daily net
      assets.............       0.71%      0.56%      0.56%      0.56%             0.53%
    Net investment income
      to average daily
      net assets.........      11.17%     12.57%     10.82%     10.99%             8.62%
    Portfolio turnover
      rate...............        130%       139%       123%       272%              255%
    Fees and expenses
      reimbursed by the
      Manager to average
      daily net assets...       0.02%      0.03%      0.03%      0.18%             0.19%
    Purchase and
      redemption fees
      consisted of the
      following per share
      amounts:(3)........         --(6) $   0.01       N/A        N/A               N/A

                                                         CLASS IV SHARES
                           ---------------------------------------------------------------------------
                                                                                        PERIOD FROM
                                                                                      JANUARY 9, 1998
                                      YEAR ENDED FEBRUARY 28/29,                     (COMMENCEMENT OF
                           ------------------------------------------------           OPERATIONS) TO
                             2002            2001(9)      2000       1999            FEBRUARY 28, 1998
                           --------          --------   --------   --------          -----------------
Net asset value,
  beginning of period....  $   8.95          $   8.74   $   6.90   $  11.63              $  10.99
                           --------          --------   --------   --------              --------
Income from investment
  operations:
    Net investment
      income.............      1.01(4)           1.14(4)     0.84(4)     0.91(4)             0.10(4)
    Net realized and
      unrealized gain
      (loss).............      0.52              0.40       2.20      (4.37)                 0.54
                           --------          --------   --------   --------              --------
        Total from
          investment
          operations.....      1.53              1.54       3.04      (3.46)                 0.64
                           --------          --------   --------   --------              --------
Less distributions to
  shareholders:
    From net investment
      income.............     (1.19)            (1.33)     (1.08)     (0.24)                   --
    From net realized
      gains..............        --                --      (0.12)     (1.03)                   --
                           --------          --------   --------   --------              --------
        Total
          distributions..     (1.19)            (1.33)     (1.20)     (1.27)                 0.00
                           --------          --------   --------   --------              --------
Net asset value, end of
  period.................  $   9.29          $   8.95   $   8.74   $   6.90              $  11.63
                           ========          ========   ========   ========              ========
Total Return(1)..........     18.60%            18.71%     47.00%    (32.82)%                5.82%
Ratios/Supplemental Data:
    Net assets, end of
      period (000's).....  $489,615          $579,912   $545,869   $323,285              $310,580
    Net operating
      expenses to average
      daily net
      assets(2)..........      0.52%             0.51%      0.51%      0.51%                 0.50%(8)
    Interest expense to
      average daily net
      assets.............      0.14%(5)            --         --         --                    --
    Total net expenses to
      average daily net
      assets.............      0.66%             0.51%      0.51%      0.51%                 0.50%(8)
    Net investment income
      to average daily
      net assets.........     11.22%            12.62%     10.87%     10.87%                 7.17%(8)
    Portfolio turnover
      rate...............       130%              139%       123%       272%                  255%
    Fees and expenses
      reimbursed by the
      Manager to average
      daily net assets...      0.02%             0.03%      0.03%      0.18%                 0.19%(8)
    Purchase and
      redemption fees
      consisted of the
      following per share
      amounts:(3)........        --(6)       $   0.01        N/A        N/A                   N/A



(1) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees.


(2) Net expenses exclude expenses incurred indirectly through investment in GMO Alpha LIBOR Fund.


(3) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 were not restated to reflect this change in presentation. Amounts calculated using average shares outstanding throughout the period.


(4) Computed using average shares outstanding throughout the period.


(5) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.


(6) Purchase and redemption fees were less than $0.01 per share.


(7) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets from 13.06% to 12.57%. Per share and data and ratios/supplemental data for periods prior to March 1, 2000 were not restated to reflect this change.


(8) Annualized.


(9) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets from 13.11% to 12.62%. Per share data and ratios/supplemental data for periods prior to March 1, 2000 were not restated to reflect this change.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)


EMERGING COUNTRY DEBT SHARE FUND



                                                                                     CLASS III SHARES
                                                              --------------------------------------------------------------
                                                                        YEAR ENDED
                                                                     FEBRUARY 28/29,             PERIOD FROM JULY 20, 1998
                                                              ------------------------------    (COMMENCEMENT OF OPERATIONS)
                                                               2002        2001       2000       THROUGH FEBRUARY 28, 1999
                                                              -------    --------    -------    ----------------------------
Net asset value, beginning of period........................  $  8.90    $   8.70    $  6.84              $ 10.00
                                                              -------    --------    -------              -------
Income from investment operations:
  Net investment income(1)..................................     1.03(4)     1.33(4)    1.10                 0.03
  Net realized and unrealized gain (loss)...................     0.51        0.23       1.97                (3.16)
                                                              -------    --------    -------              -------
        Total from investment operations....................     1.54        1.56       3.07                (3.13)
                                                              -------    --------    -------              -------
Less distributions to shareholders:
  From net investment income................................    (1.19)      (1.36)     (1.20)               (0.03)
  From net realized gains...................................       --          --      (0.01)                  --
                                                              -------    --------    -------              -------
        Total distributions.................................    (1.19)      (1.36)     (1.21)               (0.03)
                                                              -------    --------    -------              -------
Net asset value, end of period..............................  $  9.25    $   8.90    $  8.70              $  6.84
                                                              =======    ========    =======              =======
Total Return(2).............................................    18.47%      18.71%     46.71%              (31.32)%(6)
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $89,952    $102,481    $86,280              $41,216
  Net expenses to average daily net assets(3)...............     0.00%(5)     0.00%     0.00%                0.00%(7)
  Net investment income to average daily net assets(1)......    11.43%      14.39%     14.22%                0.64%(7)
  Portfolio turnover rate...................................       14%          0%         0%                   0%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................     0.06%       0.03%      0.04%                0.09%(7)



(1) Recognition of net investment income is affected by the timing of the declaration of dividends by GMO Emerging Country Debt Fund.


(2) Total returns would be lower had certain expenses not been reimbursed during the periods shown.


(3) Net expenses exclude expenses incurred indirectly through investment in underlying fund.


(4) Computed using average shares outstanding throughout the period.


(5) The ratio of expenses to average daily net assets was less than 0.01%.


(6) Not annualized.


(7) Annualized.


SHORT-TERM INCOME FUND


                                                                                       CLASS III SHARES
                                                                  -----------------------------------------------------------
                                                                                  YEAR ENDED FEBRUARY 28/29,
                                                                  -----------------------------------------------------------
                                                                   2002         2001         2000         1999         1998
                                                                  -------      -------      -------      -------      -------
Net asset value, beginning of period........................      $  9.92      $  9.62      $  9.63      $  9.81      $  9.78
                                                                  -------      -------      -------      -------      -------
Income from investment operations:
    Net investment income(1)................................         0.30(4)      0.42(4)      0.46(4)      0.57         0.55
    Net realized and unrealized gain (loss).................         0.06         0.33         0.05        (0.16)        0.03
                                                                  -------      -------      -------      -------      -------
        Total from investment operations....................         0.36         0.75         0.51         0.41         0.58
                                                                  -------      -------      -------      -------      -------
Less distributions to shareholders:
    From net investment income..............................        (0.39)       (0.44)       (0.52)       (0.59)       (0.55)
    From net realized gains.................................        (0.28)       (0.01)          --           --           --
                                                                  -------      -------      -------      -------      -------
        Total distributions.................................        (0.66)       (0.45)       (0.52)       (0.59)       (0.55)
                                                                  -------      -------      -------      -------      -------
Net asset value, end of period..............................      $  9.62      $  9.92      $  9.62      $  9.63      $  9.81
                                                                  =======      =======      =======      =======      =======
Total Return(2).............................................         3.73%        7.91%        5.42%        4.29%        6.10%
Ratios/Supplemental Data:
    Net assets, end of period (000's).......................      $48,347      $40,505      $43,491      $53,387      $37,377
    Net expenses to average daily net assets(3).............         0.20%        0.20%        0.20%        0.20%        0.20%
    Net investment income to average daily net assets(1)....         3.04%        4.30%        4.82%        5.50%        5.73%
    Portfolio turnover rate.................................           91%          50%         178%          76%          50%
    Fees and expenses reimbursed by the Manager to average
      daily assets..........................................         0.12%        0.09%        0.08%        0.32%        0.28%



(1) Net investment income for the years ended February 28, 2002, February 28, 2001 and February 29, 2000 is affected by the timing of the declaration of dividends by other GMO Funds in which the Fund invests.


(2) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(3) Net expenses exclude expenses incurred indirectly through investment in GMO Alpha LIBOR Fund.


(4) Computed using average shares outstanding throughout the period.

                              FINANCIAL HIGHLIGHTS

                (For a Share outstanding throughout each period)

GLOBAL HEDGED EQUITY FUND


                                                                                     CLASS III SHARES
                                                              ---------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28/29,
                                                              ---------------------------------------------------------------
                                                               2002          2001          2000          1999          1998
                                                              -------      --------      --------      --------      --------
Net asset value, beginning of period........................  $  8.73      $   7.72      $   7.59      $   8.72      $  10.69
                                                              -------      --------      --------      --------      --------
Income (loss) from investment operations:
  Net investment income(1)..................................     0.17(4)       0.15          0.16          0.17(4)       0.35
  Net realized and unrealized gain (loss)...................     0.96          1.68          0.20         (0.88)        (0.52)
                                                              -------      --------      --------      --------      --------
    Total from investment operations........................     1.13          1.83          0.36         (0.71)        (0.17)
                                                              -------      --------      --------      --------      --------
Less distributions to shareholders:
  From net investment income................................    (0.63)        (0.82)        (0.23)        (0.42)        (0.35)
  From net realized gains...................................       --            --            --            --         (1.45)
                                                              -------      --------      --------      --------      --------
    Total distributions.....................................    (0.63)        (0.82)        (0.23)        (0.42)        (1.80)
                                                              -------      --------      --------      --------      --------
Net asset value, end of period..............................  $  9.23      $   8.73      $   7.72      $   7.59      $   8.72
                                                              =======      ========      ========      ========      ========
Total Return(2).............................................    13.32%        24.84%         4.74%        (8.13)%       (1.63)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $16,628      $ 56,499      $ 46,718      $ 50,671      $170,706
  Net expenses to average daily net assets(3)...............     0.37%         0.25%         0.21%         0.17%         0.58%
  Net investment income to average daily net assets(1)......     1.88%         1.80%         1.89%         1.99%         2.93%
  Portfolio turnover rate...................................       22%           15%           13%           21%          277%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................     0.78%         0.64%         0.54%         0.61%         0.37%



(1) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.


(2) Total returns would be lower had certain expenses not been reimbursed during the periods shown.


(3) On August 20, 1997, the Fund began to invest a substantial portion of its assets in other Funds of GMO Trust and revised its reimbursement. Net expenses exclude expenses incurred indirectly through investment in underlying funds.


(4) Computed using average shares outstanding throughout the period.


INFLATION INDEXED BOND FUND


                                                                                    CLASS III SHARES
                                                        -------------------------------------------------------------------------
                                                               YEAR ENDED FEBRUARY 28/29,             PERIOD FROM MARCH 31, 1997
                                                        -----------------------------------------    (COMMENCEMENT OF OPERATIONS)
                                                          2002      2001(4)     2000       1999          TO FEBRUARY 28, 1998
                                                        --------    -------    -------    -------    ----------------------------
Net asset value, beginning of period..................  $  10.64    $  9.72    $  9.88    $ 10.04              $ 10.00
                                                        --------    -------    -------    -------              -------
Income from investment operations:
  Net investment income...............................      0.30       0.71(5)    0.65(5)    0.61                 0.42(5)
  Net realized and unrealized gain (loss).............      0.29       0.90      (0.30)     (0.18)               (0.04)
                                                        --------    -------    -------    -------              -------
        Total from investment operations..............      0.59       1.61       0.35       0.43                 0.38
                                                        --------    -------    -------    -------              -------
Less distributions to shareholders:
  From net investment income..........................     (0.37)     (0.69)     (0.51)     (0.59)               (0.32)
  From net realized gains.............................     (0.05)        --         --         --                   --(6)
  From tax return of capital..........................        --         --         --         --                (0.02)
                                                        --------    -------    -------    -------              -------
        Total distributions...........................     (0.42)     (0.69)     (0.51)     (0.59)               (0.34)
                                                        --------    -------    -------    -------              -------
Net asset value, end of period........................  $  10.81    $ 10.64    $  9.72    $  9.88              $ 10.04
                                                        ========    =======    =======    =======              =======
Total Return(1).......................................      5.66%     16.86%      3.57%      4.28%                3.77%(7)
Ratios/Supplemental Data:
  Net assets, end of period (000's)...................  $149,274    $65,887    $51,951    $25,147              $25,660
  Net operating expenses to average daily net
    assets............................................      0.25%      0.25%      0.25%      0.25%                0.25%(8)
  Interest expense to average daily net assets........      0.17%(3)    0.37%(3)    0.45%(3)      --                --
  Total net expenses to average daily net assets(2)...      0.42%      0.62%      0.70%      0.25%                0.25%(8)
  Net investment income to average daily net assets...      4.15%      6.87%      6.49%      4.93%                4.48%(8)
  Portfolio turnover rate.............................        40%        32%       112%        94%                   9%
  Fees and expenses reimbursed by the Manager to
    average daily net assets..........................      0.09%      0.11%      0.13%      0.30%                0.39%(8)



(1) The total returns would be lower had certain expenses not been reimbursed during the periods shown.


(2)Net expenses exclude expenses incurred indirectly through investment in GMO Alpha LIBOR Fund.


(3)Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.


(4)Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.001, increase net realized and unrealized gains and losses per share by $0.001 and decrease the ratio of net investment income to average net assets from 6.88% to 6.87%. Per share data and ratios for periods prior to March 1, 2000 were not restated to reflect this change in presentation.


(5) Computed using average shares outstanding throughout the period.


(6) The per share distribution from net realized gains was $0.002.


(7)Not annualized.

(8)Annualized.

                              FINANCIAL HIGHLIGHTS

                (For a Share outstanding throughout each period)

ASSET ALLOCATION FUNDS

INTERNATIONAL EQUITY ALLOCATION FUND


                                                                               CLASS III SHARES
                                                              ---------------------------------------------------
                                                                          YEAR ENDED FEBRUARY 28/29,
                                                              ---------------------------------------------------
                                                               2002       2001       2000       1999       1998
                                                              -------    -------    -------    -------    -------
Net asset value, beginning of period........................  $  9.67    $  9.87    $  8.28    $ 10.18    $ 10.41
                                                              -------    -------    -------    -------    -------
Income from investment operations:
  Net investment income(1)..................................     0.25(4)    0.16(4)    0.22(4)    0.19(4)    0.33(4)
  Net realized and unrealized gain (loss)...................    (0.66)     (0.06)      1.73      (1.01)      0.31
                                                              -------    -------    -------    -------    -------
    Total from investment operations........................    (0.41)      0.10       1.95      (0.82)      0.64
                                                              -------    -------    -------    -------    -------
Less distributions to shareholders:
  From net investment income................................    (0.24)     (0.30)     (0.08)     (0.50)     (0.29)
  From net realized gains...................................       --         --      (0.28)     (0.58)     (0.58)
                                                              -------    -------    -------    -------    -------
    Total distributions.....................................    (0.24)     (0.30)     (0.36)     (1.08)     (0.87)
                                                              -------    -------    -------    -------    -------
Net asset value, end of period..............................  $  9.02    $  9.67    $  9.87    $  8.28    $ 10.18
                                                              =======    =======    =======    =======    =======
Total Return(2).............................................    (4.26)%     0.87%    23.58%      (8.77)%     6.73%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $65,712    $72,975    $76,047    $90,161    $85,876
  Net expenses to average daily net assets(3)...............     0.00%(5)    0.00%    0.00%       0.00%      0.00%
  Net investment income to average daily net assets(1)......     2.83%      1.62%     2.24%       2.06%      3.13%
  Portfolio turnover rate...................................       50%        14%        8%         36%        16%
  Fees and expenses reimbursed by the Manager to average
    daily assets:...........................................     0.05%      0.05%     0.04%       0.05%      0.09%



(1) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.


(2) Total return would be lower had certain expenses not been reimbursed during the period shown.

(3) Net expenses exclude expenses incurred indirectly through investment in underlying funds.

(4) Computed using average shares outstanding throughout the period.


(5) Net expenses to average daily net assets was less than 0.01%.



WORLD BALANCED ALLOCATION FUND*



                                                                               CLASS III SHARES
                                                              --------------------------------------------------
                                                                          YEAR ENDED FEBRUARY 28/29,
                                                              --------------------------------------------------
                                                               2002      2001       2000       1999       1998
                                                              ------    -------    -------    -------    -------
Net asset value, beginning of period........................  $ 8.99    $  8.96    $  8.52    $ 10.39    $ 10.52
                                                              ------    -------    -------    -------    -------
Income from investment operations:
  Net investment income(1)..................................    0.23       0.21       0.20(5)    0.18(5)    0.29(5)
  Net realized and unrealized gain (loss)...................   (0.20)      0.18       1.69      (0.82)      1.03
                                                              ------    -------    -------    -------    -------
    Total from investment operations........................    0.03       0.39       1.89      (0.64)      1.32
                                                              ------    -------    -------    -------    -------
Less distributions to shareholders:
  From net investment income................................   (0.38)     (0.36)     --         (0.51)     (0.28)
  From net realized gains...................................    --        --         (1.45)     (0.72)     (1.17)
                                                              ------    -------    -------    -------    -------
    Total distributions.....................................   (0.38)     (0.36)     (1.45)     (1.23)     (1.45)
                                                              ------    -------    -------    -------    -------
Net asset value, end of period..............................  $ 8.64    $  8.99    $  8.96    $  8.52    $ 10.39
                                                              ======    =======    =======    =======    =======
Total Return(2).............................................    0.49%      4.29%     22.45%     (6.67)%    13.56%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $7,318    $11,021    $10,834    $29,582    $50,952
  Net expenses to average daily net assets(3)...............    0.00%(4)    0.00%     0.00%      0.00%      0.00%
  Net investment income to average daily net assets(1)......    2.66%      2.31%      2.24%      1.91%      2.65%
  Portfolio turnover rate...................................      25%        12%        12%        17%        49%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................    0.31%      0.20%      0.19%      0.06%      0.11%



(1) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.


(2) Total returns would be lower had certain expenses not been reimbursed during the periods shown.

(3) Net expenses exclude expenses incurred indirectly through investment in underlying funds.

(4) Net expenses to average daily net assets was less than 0.01%.


(5) Computed using average shares outstanding throughout the period.


(*) Effective June 30, 2002, the "GMO World Equity Allocation Fund" was renamed the "GMO World Balanced Allocation Fund."

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

GLOBAL (U.S.+) EQUITY ALLOCATION FUND


                                                                               CLASS III SHARES
                                                              ---------------------------------------------------
                                                                           YEAR ENDED FEBRUARY 28/29
                                                              ---------------------------------------------------
                                                               2002       2001       2000       1999       1998
                                                              -------    -------    -------    -------    -------
Net asset value, beginning of period........................  $  8.92    $  9.49    $  8.85    $ 10.48    $ 10.30
                                                              -------    -------    -------    -------    -------
Income from investment operations:
  Net investment income(1)..................................     0.23       0.24       0.25       0.16(5)    0.26(5)
  Net realized and unrealized gain (loss)...................    (0.14)      0.39       1.45      (0.40)      1.83
                                                              -------    -------    -------    -------    -------
    Total from investment operations........................     0.09       0.63       1.70      (0.24)      2.09
                                                              -------    -------    -------    -------    -------
Less distributions to shareholders:
  From net investment income................................    (0.13)     (0.51)     (0.43)     (0.56)     (0.26)
  From net realized gains...................................    (0.22)     (0.69)     (0.63)     (0.83)     (1.65)
                                                              -------    -------    -------    -------    -------
    Total distributions.....................................    (0.35)     (1.20)     (1.06)     (1.39)     (1.91)
                                                              -------    -------    -------    -------    -------
Net asset value, end of period..............................  $  8.66    $  8.92    $  9.49    $  8.85    $ 10.48
                                                              =======    =======    =======    =======    =======
Total Return(2).............................................     1.12%      6.57%     19.14%     (2.84)%    21.86%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $40,124    $42,776    $36,669    $32,474    $45,101
  Net expenses to average daily net assets(3)...............     0.00%(4)    0.00%     0.00%      0.00%      0.00%
  Net investment income to average daily net assets(1)......     2.73%      2.56%      2.63%      1.64%      2.39%
  Portfolio turnover rate...................................       13%        19%        18%        34%        32%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................     0.07%      0.07%      0.09%      0.07%      0.11%



(1) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.


(2) Total returns would be lower had certain expenses not been reimbursed during the periods shown.

(3) Net expenses exclude expenses incurred indirectly through investment in underlying funds.

(4) Net expenses to average daily net assets was less than 0.01%.


(5) Computed using average shares outstanding throughout the period.


GLOBAL BALANCED ALLOCATION FUND


                                                                                CLASS III SHARES
                                                ---------------------------------------------------------------------------------
                                                                                                                   PERIOD FROM
                                                                                                                  JUNE 2, 1997
                                                               YEAR ENDED FEBRUARY 28/29,                       (COMMENCEMENT OF
                                                --------------------------------------------------------         OPERATIONS) TO
                                                  2002            2001            2000            1999          FEBRUARY 28, 1998
                                                --------        --------        --------        --------        -----------------
Net asset value, beginning of period....        $  10.80        $  10.78        $  10.51        $  11.87            $  11.56
                                                --------        --------        --------        --------            --------
Income from investment operations:
  Net investment income(1)..............            0.43(4)         0.47            0.44            0.31                0.17(4)
  Net realized and unrealized gain
    (loss)..............................            0.04            0.60            0.91           (0.54)               1.30
                                                --------        --------        --------        --------            --------
    Total from investment operations....            0.47            1.07            1.35           (0.23)               1.47
                                                --------        --------        --------        --------            --------
Less distributions to shareholders:
  From net investment income............           (0.50)          (0.82)          (0.43)          (0.57)              (0.33)
  From net realized gains...............              --           (0.23)          (0.65)          (0.56)              (0.83)
                                                --------        --------        --------        --------            --------
    Total distributions.................           (0.50)          (1.05)          (1.08)          (1.13)              (1.16)
                                                --------        --------        --------        --------            --------
Net asset value, end of period..........        $  10.77        $  10.80        $  10.78        $  10.51            $  11.87
                                                ========        ========        ========        ========            ========
Total Return(2).........................            4.43%          10.12%          12.77%          (2.27)%             13.31%(6)
Ratios/Supplemental Data:
  Net assets, end of period (000's).....        $130,926        $112,704        $119,075        $127,600            $115,280
  Net expenses to average daily net
    assets(3)...........................            0.00%(5)        0.00%           0.00%           0.00%               0.00%(7)
  Net investment income to average daily
    net assets(1).......................            4.00%           4.13%           4.18%           2.50%               1.91%(7)
  Portfolio turnover rate...............              16%             26%             26%             10%                 18%
  Fees and expenses reimbursed by the
    Manager to average daily net
    assets:.............................            0.04%           0.04%           0.04%           0.05%               0.11%(7)



 (1) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.


 (2) Total returns would be lower had certain expenses not been reimbursed during the periods shown.

 (3) Net expenses excludes expenses incurred indirectly through investment in underlying funds.

 (4) Computed using average shares outstanding throughout the period.


 (5) Net expenses to average daily net assets were less than 0.01%.


 (6) Not annualized.


 (7) Annualized.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

U.S. SECTOR FUND


                                                                                   CLASS III SHARES
                                                              -----------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28/29,
                                                              -----------------------------------------------------------
                                                               2002         2001         2000         1999         1998
                                                              -------     --------     --------     --------     --------
Net asset value, beginning of period........................  $  5.11     $   4.84     $   4.63     $   8.53     $  13.03
                                                              -------     --------     --------     --------     --------
Income from investment operations:
  Net investment income(1,2)................................     0.11         0.14         0.09         0.10         0.29
  Net realized and unrealized gain (loss)...................     0.39         0.35         0.54         0.27         2.61
                                                              -------     --------     --------     --------     --------
    Total from investment operations........................     0.50         0.49         0.63         0.37         2.90
                                                              -------     --------     --------     --------     --------
Less distributions to shareholders:
  From net investment income................................    (0.16)       (0.17)(6)    (0.23)       (0.25)       (0.41)
  From net realized gains...................................       --        (0.05)       (0.19)       (4.02)       (6.99)
                                                              -------     --------     --------     --------     --------
    Total distributions.....................................    (0.16)       (0.22)       (0.42)       (4.27)       (7.40)
                                                              -------     --------     --------     --------     --------
Net asset value, end of period..............................  $  5.45     $   5.11     $   4.84     $   4.63     $   8.53
                                                              =======     ========     ========     ========     ========
Total Return(3).............................................     9.80%       10.14%       13.35%        3.13%       29.61%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $   270     $    253     $  1,602     $ 16,830     $ 70,823
  Net expenses to average daily net assets(4)...............     0.00%(5)     0.00%        0.00%        0.00%        0.27%
  Net investment income to average daily net assets(1)......     1.99%        2.71%        1.85%        1.51%        2.53%
  Portfolio turnover rate...................................        2%          35%          22%          16%         150%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................     8.97%        3.05%        0.52%        0.57%        0.36%



(1) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.


(2) Computed using average shares outstanding throughout the period.


(3) Total returns would be lower had certain expenses not been reimbursed during the periods shown.


(4) On April 20, 1997, the Fund began to invest a substantial portion of its assets in other Funds of GMO Trust and revised its reimbursement. Net expenses exclude expenses incurred indirectly through investment in underlying funds.


(5) Net expenses were less than 0.01%.


(6) The amount shown for a share outstanding does not correspond with the aggregated distributions for the year ended February 28, 2001 due to the timing of purchases and redemptions of Fund shares in relation to the declaration of distributions to shareholders.

                         INVESTMENT BY CERTAIN FUNDS IN
                              GMO ALPHA LIBOR FUND


     Shares of GMO Alpha LIBOR Fund (the "Alpha LIBOR Fund") are not publicly offered and are principally available only to other GMO Funds and certain accredited investors. The Alpha LIBOR Fund is managed by GMO, and is intended to provide an efficient means for other GMO Funds to achieve exposure to assets that each Fund might otherwise acquire directly and, in the cases of GMO Emerging Markets Fund, GMO Emerging Countries Fund and GMO Asia Fund, to invest cash held by such Funds.



     The Alpha LIBOR Fund does not pay any investment management or shareholder service fees to GMO. In addition, the Manager has agreed to bear all of the Alpha LIBOR Fund's expenses through at least June 30, 2003 (excluding fees and expenses of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes).


     The Alpha LIBOR Fund's investment objective is high total return comparable to the 3-month London Inter Bank Offer Rate ("LIBOR"). The Alpha LIBOR Fund seeks to achieve its objective by investing primarily in relatively high quality, low volatility fixed income instruments. The Alpha LIBOR Fund's benchmark is the J.P. Morgan U.S. 3-month Cash Index. The Alpha LIBOR Fund is a non-diversified investment company.


     The Alpha LIBOR Fund may invest in a wide range of government securities (including securities issued by federal, state, local and foreign governments), corporate debt securities, mortgage-related and asset-backed securities, money market instruments, reverse repurchase agreements, and repurchase agreements. The Alpha LIBOR Fund's fixed income investments may have all types of interest rate, payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent deferred, payment-in-kind, and auction rate features. The Alpha LIBOR Fund will generally have a dollar-weighted portfolio duration of zero to two years (excluding short-term investments). The Alpha LIBOR Fund may invest up to 5% of its total assets in lower rated securities (also called "junk bonds") (that is, rated below Baa3/BBB- by Moody's Investors Service/Standard & Poor's). The Alpha LIBOR Fund may also use derivative instruments, including options, futures, options on futures and swap contracts. Credit default swaps involve payment by one party of a specified rate in exchange for a specified payment upon a default of the underlying security during the swap period. The Fund may use credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer's default.



     The Funds' investments in the Alpha LIBOR Fund will be subject to the risks associated with an investment in fixed income securities and related derivative instruments. The principal risks of an investment in the Alpha LIBOR Fund include Market Risk, Liquidity Risk, Derivatives Risk, Non-Diversification Risk, Leveraging Risk, Credit and Counterparty Risk and Management Risk (as such terms are used in "Description of Principal Risks" in this Prospectus). As a result, shareholders of each Fund investing in the Alpha LIBOR Fund will be indirectly exposed to these risks, in addition to all risks associated with an investment in the relevant Fund.

                                   GMO TRUST

                             ADDITIONAL INFORMATION


     Each Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. Each Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Funds' annual and semi-annual reports, and the Funds' Statement of Additional Information (the "Statement") are available free of charge by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The Statement contains more detailed information about each Fund and is incorporated by reference into this Prospectus.



     Investors can review and copy the Prospectus, Statement and reports at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.


                             SHAREHOLDER INQUIRIES

                      Shareholders may request additional
                   information from and direct inquiries to:
                            Shareholder Services at
                    Grantham, Mayo, Van Otterloo & Co. LLC,
                        40 Rowes Wharf, Boston, MA 02110
                         1-617-346-7646 (CALL COLLECT)
                              1-617-439-4192 (FAX)
                                  SHS@GMO.com
                          website: http://www.gmo.com

                                  DISTRIBUTOR

                            Funds Distributor, Inc.
                                60 State Street
                          Boston, Massachusetts 02109


                                        INVESTMENT COMPANY ACT FILE NO. 811-4347

                                     PART B

                             EVERGREEN EQUITY TRUST
                           EVERGREEN ASSET ALLOCATION FUND
                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                       GMO GLOBAL BALANCED ALLOCATION FUND

                                   A Series of

                                    GMO Trust

                                 40 Rowes Wharf

                                Boston, MA 02110

                                 (617) 346-7646

                        By and In Exchange For Shares of

                         EVERGREEN ASSET ALLOCATION FUND

                                   A Series of

                             EVERGREEN EQUITY TRUST

                               200 Berkeley Street

                           Boston, Massachusetts 02116

                                 (800) 343-2898

     This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of GMO Global Balanced
Allocation  Fund  ("GMO  Fund"),  a  series  of GMO  Trust  to  Evergreen  Asset
Allocation Fund ("Evergreen Fund"), a series of Evergreen Equity Trust, in exchange for Class A shares (to be issued to holders of Class III shares of GMO Fund of beneficial interest, $0.001 par value per share, of Evergreen Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

(1)      Prospectus of GMO Fund dated June 30, 2002

(2)      Prospectus of Evergreen Fund dated October 1, 2002

(3)      The Statement of Additional Information of GMO Fund dated
         June 30, 2002;

(4) The Statement of Additional Information of Evergreen Fund dated October 1, 2002;

(5)      Annual Report GMO Fund dated February 28, 2002;

     This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of GMO Fund dated September 11, 2002. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Evergreen Equity Trust at the telephone numbers or addresses set forth above.

     The date of this Statement of Additional Information is September 11, 2002.

                                   GMO Trust
                      Statement of Additional Information

                                    GMO TRUST


                       STATEMENT OF ADDITIONAL INFORMATION

                                  June 30, 2002



This Statement of Additional Information is not a prospectus. It relates to the GMO Trust Prospectus dated June 30, 2002, as amended from time to time thereafter (the "Prospectus"), and should be read in conjunction therewith. Information from the Prospectus and the annual report to shareholders of each Fund offered through the Prospectus is incorporated by reference into this Statement of Additional Information. The Prospectus may be obtained free of charge from GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling the Trust collect at (617) 346-7646.

                                TABLE OF CONTENTS




                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVES AND POLICIES.............................................1

FUND INVESTMENTS...............................................................1

DESCRIPTIONS AND RISKS OF FUND INVESTMENTS.....................................4

TRACKING ERROR................................................................31

USES OF DERIVATIVES...........................................................32

INVESTMENT RESTRICTIONS.......................................................42

DETERMINATION OF NET ASSET VALUE..............................................46

DISTRIBUTIONS.................................................................46

TAXES.........................................................................46

PERFORMANCE INFORMATION.......................................................52

MANAGEMENT OF THE TRUST.......................................................57

INVESTMENT ADVISORY AND OTHER SERVICES........................................64

PORTFOLIO TRANSACTIONS........................................................73

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES..............................75

VOTING RIGHTS.................................................................80

SHAREHOLDER AND TRUSTEE LIABILITY.............................................81

BENEFICIAL OWNERS OF 5% OR MORE OF THE FUND'S SHARES..........................82

OTHER MATTERS................................................................110

FINANCIAL STATEMENTS.........................................................110

APPENDIX A -- SPECIMEN PRICE-MAKE-UP SHEETS

APPENDIX B -- COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

                       INVESTMENT OBJECTIVES AND POLICIES


The principal strategies and risks of investing in each Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Funds may be changed without shareholder approval.

                                FUND INVESTMENTS

The following chart indicates the types of investments which each Fund is generally permitted (but not required) to make. A Fund may, however, make other types of investments provided such an investment is consistent with the Fund's investment objective and policies and the Fund's investment restrictions do not expressly prohibit it from so doing:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Securities       Securities
                                                                                                           of               of
                                                                                                        Foreign         Emerging
                                                                                                        Issuers          Market
                                                                                          Securities    (Traded          Issuers
                                               Domestic                                      of          on U.S.            or
                                                Equity        Preferred    Convertible     Foreign     Exchanges)(2)   Countries(2)
                                             Securities(1)     Stocks       Securities    Issuers(2)
-----------------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
U.S. Core Fund                                       X                           X                          X
Tobacco-Free Core Fund                               X                           X                          X
Value Fund                                           X                           X              X           X
Intrinsic Value Fund                                 X                           X                          X
Growth Fund                                          X                           X                          X
Small Cap Value Fund                                 X             X             X                          X
Small Cap Growth Fund                                X             X             X                          X
Real Estate Fund                                     X             X
Tax-Managed U.S. Equities Fund                       X                           X              X           X
Tax-Managed Small Companies Fund                     X                           X              X           X
INTERNATIONAL EQUITY FUNDS
International Disciplined Equity Fund                X             X             X              X           X
International Intrinsic Value Fund                   X             X             X              X           X
International Growth Fund                            X             X             X              X           X                 X
Currency Hedged International Equity Fund            X             X             X              X           X                 X
Foreign Fund                                         X             X             X              X           X                 X
Foreign Small Companies Fund                         X             X             X              X           X                 X
International Small Companies Fund                   X             X             X              X           X
Emerging Markets Fund                                X             X             X              X           X                 X
Emerging Countries Fund                              X             X             X              X           X                 X
Asia Fund                                            X                           X              X           X                 X
Tax-Managed International Equities Fund              X             X             X              X           X                 X
FIXED INCOME FUNDS
Domestic Bond Fund                                   X             X             X              X           X
Core Plus Bond Fund                                  X             X             X              X           X                 X
International Bond Fund                              X             X             X              X           X                 X
Currency Hedged International Bond Fund              X             X             X              X           X                 X
Global Bond Fund                                     X             X             X              X           X                 X
Emerging Country Debt Fund                           X             X             X              X           X                 X
Emerging Country Debt Share Fund                     X             X             X              X           X                 X
Short-Term Income Fund                                                                          X
Global Hedged Equity Fund                            X             X             X              X           X                 X
Inflation Indexed Bond Fund                          X             X             X              X           X




-----------------------------------------------------------------------------------------------------------------------------------
                                                                            Futures
                                               Depository     Illiquid        and                    Swap       Repurchase
                                                Receipts     Securities     Options     REITs(3)   Contracts    Agreements
-----------------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
U.S. Core Fund                                       X             X             X          X            X            X
Tobacco-Free Core Fund                               X             X             X          X            X            X
Value Fund                                           X             X             X          X            X            X
Intrinsic Value Fund                                 X             X             X          X            X
Growth Fund                                          X             X             X          X            X            X
Small Cap Value Fund                                 X             X             X          X            X            X
Small Cap Growth Fund                                X             X             X          X            X            X
Real Estate Fund                                     X             X             X          X            X            X
Tax-Managed U.S. Equities Fund                       X             X             X          X            X            X
Tax-Managed Small Companies Fund                     X             X             X          X            X            X
INTERNATIONAL EQUITY FUNDS
International Disciplined Equity Fund                X             X             X                       X            X
International Intrinsic Value Fund                   X             X             X                       X            X
International Growth Fund                            X             X             X                       X            X
Currency Hedged International Equity Fund            X             X             X                       X            X
Foreign Fund                                         X             X             X                                    X
Foreign Small Companies Fund                         X             X             X                       X            X
International Small Companies Fund                   X             X             X                       X            X
Emerging Markets Fund                                X             X             X                       X
Emerging Countries Fund                              X             X             X                       X            X
Asia Fund                                            X             X             X                       X            X
Tax-Managed International Equities Fund              X             X             X                       X            X
FIXED INCOME FUNDS
Domestic Bond Fund                                   X             X             X                       X            X
Core Plus Bond Fund                                  X             X             X                       X            X
International Bond Fund                              X             X             X                       X            X
Currency Hedged International Bond Fund              X             X             X                       X            X
Global Bond Fund                                     X             X             X                       X            X
Emerging Country Debt Fund                           X             X             X                       X            X
Emerging Country Debt Share Fund                     X             X             X                       X            X
Short-Term Income Fund                                                           X                       X            X
Global Hedged Equity Fund                            X             X             X                       X            X
Inflation Indexed Bond Fund                          X             X             X                       X            X



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Cash
                                                                                 Shares         and
                                                                                   of          Other
                                                    Reverse                       Other         High
                                                  Repurchase     Investment    GMO Trust      Quality
                                                  Agreements     Companies      Funds(4)    Investments
-----------------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS

U.S. Core Fund                                                          X                           X
Tobacco-Free Core Fund                                                  X                           X
Value Fund                                                              X                           X
Intrinsic Value Fund                                                    X                           X
Growth Fund                                                             X                           X
Small Cap Value Fund                                                    X                           X
Small Cap Growth Fund                                                   X                           X
Real Estate Fund                                        X               X                           X
Tax-Managed U.S. Equities Fund                                          X                           X
Tax-Managed Small Companies Fund                                        X                           X
INTERNATIONAL EQUITY FUNDS
International Disciplined Equity Fund                                   X                           X
International Intrinsic Value Fund                                      X                           X
International Growth Fund                                               X                           X
Currency Hedged International Equity Fund                               X               X           X
Foreign Fund                                                            X                           X
Foreign Small Companies Fund                                            X                           X
International Small Companies Fund                                      X                           X
Emerging Markets Fund                                                   X               X           X
Emerging Countries Fund                                                 X               X           X
Asia Fund                                                               X               X           X
Tax-Managed International Equities Fund                                 X                           X
FIXED INCOME FUNDS
Domestic Bond Fund                                      X               X               X           X
Core Plus Bond Fund                                     X               X               X           X
International Bond Fund                                 X               X               X           X
Currency Hedged International Bond Fund                 X               X               X           X
Global Bond Fund                                        X               X               X           X
Emerging Country Debt Fund                              X               X               X           X
Emerging Country Debt Share Fund                        X               X               X           X
Short-Term Income Fund                                                  X               X           X
Global Hedged Equity Fund                                               X               X           X
Inflation Indexed Bond Fund                             X               X               X           X

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Securities       Securities
                                                                                                           of               of
                                                                                                        Foreign         Emerging
                                                                                                        Issuers          Market
                                                                                          Securities    (Traded          Issuers
                                               Domestic                                      of          on U.S.            or
                                                Equity        Preferred    Convertible     Foreign     Exchanges)(2)   Countries(2)
                                             Securities(1)     Stocks       Securities    Issuers(2)
-----------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUNDS
International Equity Allocation Fund
World Balanced Allocation Fund
Global (U.S.+) Equity Allocation Fund
Global Balanced Allocation Fund
U.S. Sector Fund                                     X                           X                          X
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Futures                                            Reverse
                                          Depository     Illiquid        and                    Swap       Repurchase    Repurchase
                                           Receipts     Securities     Options     REITs(3)   Contracts    Agreements    Agreements
-----------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUNDS
International Equity Allocation Fund
World Balanced Allocation Fund
Global (U.S.+) Equity Allocation Fund
Global Balanced Allocation Fund
U.S. Sector Fund                                X             X             X          X            X            X
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Cash
                                                                Shares        and
                                                                 of          Other
                                                                Other         High
                                               Investment     GMO Trust      Quality
                                               Companies       Funds(4)    Investments
-----------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUNDS
International Equity Allocation Fund                 X               X           X
World Balanced Allocation Fund                       X               X           X
Global (U.S.+) Equity Allocation Fund                X               X           X
Global Balanced Allocation Fund                      X               X           X
U.S. Sector Fund                                     X               X           X
-----------------------------------------------------------------------------------------------------------------------------------




(1) For more information, see, among other sections, "Description of Principal Risks -- Market Risk" in the Prospectus.



(2) For more information, see, among other sections, "Description of Principal Risks -- Foreign Investment Risk" in the Prospectus and "Descriptions and Risks of Fund Investments -- Certain Risks of Foreign Investments" herein.



(3) For more information, see, among other sections, "Description of Principal Risks -- Concentration Risk" in the Prospectus.



(4.) For more information, see, among other things, "Descriptions and Risks of Fund Investments - Investments in Other Investment Companies" herein.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Mortgage-
                                                                                             Backed                        Firm
                                                                                               and                      Commitments
                                                  Long and         Short-term                 Other                        and
                                                 Medium Term        Corporate                 Asset-      Adjustable       When-
                                                 Corporate &     and Government    Brady      Backed         Rate         Issued
                                                Gov't Bonds(5)       Bonds(5)      Bonds    Securities    Securities    Securities
-----------------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
U.S Core Fund
Tobacco-Free Core Fund
Value Fund
Intrinsic Value Fund
Growth Fund
Small Cap Value Fund
Small Cap Growth Fund
Real Estate Fund                                                                                   X              X           X
Tax-Managed U.S. Equities Fund
Tax-Managed Small Companies Fund

INTERNATIONAL EQUITY FUNDS

International Disciplined Equity Fund                    X            X
International Intrinsic Value Fund                       X            X
International Growth Fund                                X            X
Currency Hedged International Equity Fund                X            X
Foreign Fund                                             X            X
Foreign Small Companies Fund                             X            X
International Small Companies Fund                       X            X
Emerging Markets Fund                                    X            X
Emerging Countries Fund                                  X            X
Asia Fund                                                X            X
Tax-Managed International Equities Fund                  X            X

FIXED INCOME FUNDS

Domestic Bond Fund                                       X                                         X              X           X
Core Plus Bond Fund                                      X                                         X                          X
International Bond Fund                                  X                                         X                          X
Currency Hedged International Bond Fund                  X                                         X                          X
Global Bond Fund                                         X                                         X              X           X
Emerging Country Debt Fund                               X                             X           X                          X
Emerging Country Debt Share Fund                         X                             X           X                          X
Short-Term Income Fund                                               X                             X              X           X
Global Hedged Equity Fund



-----------------------------------------------------------------------------------------------------------------------------------
                                                               Foreign
                                                Dollar         Currency          Lower-        Zero
                                                 Roll            Loan            Rated         Coupon      Indexed
                                              Agreements    Participations    Transactions   Securities   Securities    Securities
-----------------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
U.S Core Fund
Tobacco-Free Core Fund
Value Fund
Intrinsic Value Fund
Growth Fund
Small Cap Value Fund
Small Cap Growth Fund
Real Estate Fund                                    X                                              X           X             X
Tax-Managed U.S. Equities Fund
Tax-Managed Small Companies Fund

INTERNATIONAL EQUITY FUNDS

International Disciplined Equity Fund                                                  X
International Intrinsic Value Fund                                                     X
International Growth Fund                                                              X
Currency Hedged International Equity Fund                                              X
Foreign Fund                                                                           X           X
Foreign Small Companies Fund                                                           X
International Small Companies Fund                                                     X
Emerging Markets Fund                                                                  X                                     X
Emerging Countries Fund                                                                X                                     X
Asia Fund                                                                              X                                     X
Tax-Managed International Equities Fund                                                X

FIXED INCOME FUNDS

Domestic Bond Fund                                  X                  X                                       X             X
Core Plus Bond Fund                                                    X               X                       X             X
International Bond Fund                                                X               X                       X             X
Currency Hedged International Bond Fund                                X               X                       X
Global Bond Fund                                    X                  X               X                       X             X
Emerging Country Debt Fund                                             X               X           X                         X
Emerging Country Debt Share Fund                                       X               X           X                         X
Short-Term Income Fund                                                                             X                         X
Global Hedged Equity Fund                                                              X

Inflation Indexed Bond Fund                      X                                             X              X           X

ASSET ALLOCATION FUNDS
International Equity Allocation Fund
World Balanced Allocation Fund
Global (U.S.+) Equity Allocation Fund
Global Balanced Allocation Fund
U.S. Sector Fund



Inflation Indexed Bond Fund                                    X                X             X             X

ASSET ALLOCATION FUNDS
International Equity Allocation Fund
World Balanced Allocation Fund
Global (U.S.+) Equity Allocation Fund
Global Balanced Allocation Fund
U.S. Sector Fund




(5) For more information, see, among other sections, " Description of Principal Risks -- Market Risks" in the Prospectus and "Descriptions and Risks of Fund Investments -- Debt and Other Fixed Income Securities" and "--U.S. Government Securities and Foreign Government Securities" herein.

                   DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

The following is a detailed description of certain investment practices in which the Funds may engage and the risks associated with their use. Not all Funds may engage in all practices described below. Please refer to "Fund Objectives and Principal Investment Strategies" in the Prospectus and "Fund Investments" in this Statement of Additional Information for additional information regarding the practices in which a particular Fund may engage. Investors in Asset Allocation Funds, (as well as other Funds investing a portion of their assets in other Funds of the Trust, as disclosed in the Prospectus), should be aware that such Funds will indirectly participate in the practices engaged in by the underlying Funds in which such Funds invest, and will therefore be indirectly subject to all risks associated with those practices.

PORTFOLIO TURNOVER


Portfolio turnover is generally not a limiting factor with respect to investment decisions for the Funds, except that the after-tax impact of portfolio turnover is considered when making investment decisions for the Tax-Managed U.S. Equities Fund, the Tax-Managed Small Companies Fund and the Tax-Managed International Equities Fund (collectively, the "Tax-Managed Funds"). The historical portfolio turnover rate for each Fund is shown under the heading "Financial Highlights" in the Prospectus.


In any particular year, market conditions may well result in greater rates of portfolio turnover than are presently anticipated. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the relevant Fund, and may involve realization of capital gains that would be taxable when distributed to shareholders of the relevant Fund unless such shareholders are themselves exempt. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information. To the extent that portfolio turnover results in the recognition of short-term capital gains, such gains are typically taxed to shareholders at ordinary income tax rates.

DIVERSIFIED AND NON-DIVERSIFIED PORTFOLIOS

As described in the Prospectus, it is a fundamental policy of certain Funds, which may not be changed without shareholder approval, that at least 75% of the value of each such Fund's total assets are represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the relevant Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer. Each such Fund is referred to herein as a "diversified" fund.

All other Funds are "non-diversified" funds under the Investment Company Act of 1940, as amended (the "1940 Act"), and as such are not required to satisfy the "diversified" requirements stated above. As non-diversified funds, each of these Funds is permitted to (but is not required to) invest a higher percentage of its assets in the securities of fewer issuers. Such concentration could increase the risk of loss to such Funds should there be a decline in the market value of any one portfolio security. Investment in a non-diversified fund may therefore entail greater risks than investment in a diversified fund. All Funds, however, must meet certain diversification standards to qualify as a "regulated investment company" under the Internal Revenue Code of 1986.

CERTAIN RISKS OF FOREIGN INVESTMENTS

GENERAL. Investment in foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign governments and companies and foreign securities markets are less liquid and at times more volatile than comparable U.S. securities and securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in these foreign countries. There are also special tax considerations that apply to securities of foreign issuers and securities principally traded overseas. Investors should also be aware that under certain circumstances, markets which are perceived to have similar characteristics to troubled markets may be adversely affected whether or not similarities actually exist.


EMERGING MARKETS. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Moreover, enforcement of existing regulations may be arbitrary and results difficult to predict with any degree of certainty. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce a Fund's income from such securities. Finally, because publicly traded debt instruments of emerging markets represent a relatively recent innovation in the world debt markets, there is little historical data or related market experience concerning the attributes of such instruments under all economic, market and political conditions.


In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments or, in the case of fixed-income securities, interest thereon.


INVESTMENTS IN ASIA. In addition to the foregoing risks of foreign investments and risks specific to emerging markets, investments by the Trust's International Funds in Asia involve additional risks specific to investment in the region. The region encompasses countries at varying levels of economic development ranging from emerging markets to more developed economies. Each country provides unique investment risks, yet the political and economic prospects of one country or group of countries may affect other countries in the region. For example, some Asian economies are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis or a decline in currency valuation in one country can spread to other countries.



Investments in Asia are susceptible to social, political, legal and operational risks affecting issuers in Asian countries. Some countries have authoritarian or relatively unstable governments. Certain governments in the region provide less supervision and regulation of financial markets than is typical of other emerging markets, and less financial information is available. Restrictions on direct foreign investments in securities markets also exist in some countries. For example, Taiwan permits foreign investment only through authorized qualified foreign institutional investors. The return of Hong Kong to China in 1997 continues to affect the region.


Some countries in the region are heavily dependent upon foreign trade. The economies of some Asian countries are not diversified and are based upon only a few commodities or industries. Markets in some of these countries are in the early stages of development, exhibit a high concentration of market capitalization, have less trading volume, lower liquidity and more volatility than more developed markets.

The region periodically experiences increased market volatility and declines in foreign currency exchange rates. Fluctuation in currency exchange rates can affect a country's ability to service its debt. Currency fluctuation will affect the value of the securities in the Fund's portfolio because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar.

While the foregoing risks are applicable to any Fund investing in Asia, they will be particularly acute for the Asia Fund, which invests primarily in this region.


INVESTMENTS IN AFRICA. In addition to the foregoing risks of foreign investments and risks specific to emerging markets, investments by the Trust's International Funds in Africa involve additional risks specific to investment in the region. As in the case of Asia, the region encompasses countries at varying levels of economic development ranging from emerging markets to more developed economies. Each country provides unique investment risks, yet the political and economic prospects of one country or group of countries may affect other countries in the region.

Investments in Africa are susceptible to social, political, legal and operational risks affecting issuers in African countries. Some countries have authoritarian or relatively unstable governments. Certain governments in the region provide less supervision and regulation of financial markets than is typical of other emerging markets, and less financial information is available.


Economies of African countries may be affected by severe climate changes, particularly drought. The economies of some African countries are not diversified and are based upon only a few commodities or industries, or a single commodity or industry. Markets in some of these countries are in the early stages of development, exhibit a high concentration of market capitalization, have less trading volume, lower liquidity and more volatility than more developed markets. Some countries have investment and repatriation restrictions that further reduce liquidity and could increase volatility.

While the foregoing risks are applicable to any Fund investing in Africa, they will be particularly acute for the Emerging Country Debt Fund, which may invest a substantial portion of its assets in this region.


DIRECT INVESTMENT IN RUSSIAN SECURITIES. Each of the Emerging Markets Fund, Emerging Countries Fund, Foreign Fund, Foreign Small Companies Fund, Global Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, International Intrinsic Value Fund, Currency Hedged International Equity Fund, Tax-Managed International Equities Fund, Emerging Country Debt Fund and Core Plus Bond Fund may invest directly in securities of Russian issuers. Investment in securities of such issuers presents many of the same risks as investing in securities of issuers in other emerging market economies, as described in the immediately preceding section. However, the social, political, legal and operational risks of investing in Russian issuers, and of having assets custodied within Russia, may be particularly acute.


A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of private companies is recorded. When a Fund invests in a Russian issuer, it will receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

SECURITIES LENDING


All of the Funds may make secured loans of portfolio securities amounting to not more than one-third of the relevant Fund's total assets, except for the International Intrinsic Value Fund and Currency Hedged International Equity Fund, each of which may make loans of portfolio securities amounting to not more than 25% of its respective total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Manager to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or liquid securities at least equal at all times to the market value of the securities lent.

Collateral may be held in shares of other investment companies. The borrower pays to the lending Fund an amount equal to any dividends or interest the Fund would have received had the securities not been lent. If the loan is collateralized by U.S. Government Securities, the Fund will receive a fee from the borrower. In the case of loans collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Manager has retained lending agents on behalf of several of the Funds that are compensated based on a percentage of a Fund's return on the securities lending activity. The Fund also pays various fees in connection with such loans including shipping fees and reasonable custodian fees approved by the Trustees of the Trust or persons acting pursuant to direction of the Board.

DEPOSITORY RECEIPTS

Many of the Funds may invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs) (collectively, "Depository Receipts") if issues of such Depository Receipts are available that are consistent with a Fund's investment objective. Depository Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

DOMESTIC EQUITY DEPOSITARY RECEIPTS

Many of the Funds may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust ("UIT") that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity

Depositary Receipts purchased or sold by a Series could result in losses on Domestic Equity Depositary Receipts.

CONVERTIBLE SECURITIES

A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. The Manager regards convertible securities as a form of equity security.

PREFERRED STOCKS

Preferred stocks include convertible and non-convertible preferred and preference stocks and similar securities which are senior to common equity. These may include debt or equity securities that either (1) rank senior to common stock with respect to the right to receive payment or accrual of interest or in respect of the right to participate in any distribution of the issuer or
(2) are beneficiaries of a guarantee of the issuer regarding the right to receive payment of interest or the right to participate in any distribution of the issuer. Depending on the features of the particular security, holders of preferred stock may bear risks similar to the risks disclosed in the Prospectus or herein with respect to equity or fixed income securities.

WARRANTS AND RIGHTS

A Fund may purchase warrants or rights. Warrants and rights generally give the holder the right, at any time during the term of the instrument, to receive upon exercise of the warrant or right a security of the issuer based on the conversion value of the security at the time of exercise. A Fund will normally use warrants and rights in a manner similar to its use of options on securities as described below. The risks of a Fund's use of warrants and rights are generally similar to those relating to its use of options. Unlike most options, however, warrants and rights are issued in limited amounts and generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish to do.

FUTURES AND OPTIONS

Many of the Funds may use futures and options for various purposes. See "Uses of Derivatives." The use of futures contracts, options contracts and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of futures, options and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Losses incurred in transactions in futures, options and options on futures and the costs of these transactions will affect a Fund's performance.

OPTIONS. Many Funds which may use options (1) may enter into contracts giving third parties the right to buy the Fund's portfolio securities for a fixed price at a future date ("writing call options"); (2) may enter into contracts giving third parties the right to sell securities to the Fund for a fixed price at a future date ("writing put options"); and (3) may buy the right to purchase securities from third parties ("call options") or the right to sell securities to third parties ("put options") for a fixed price at a future date.

WRITING OPTIONS. Each Fund may seek to increase its return by writing call or put options on optionable securities or indexes. A call option written by a Fund on a security gives the holder the right to buy the underlying security from the Fund at a stated exercise price; a put option gives the holder the right to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are usually cash settled based on the difference between the strike price and the value of the index.

Each such Fund will receive a premium for writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand and interest rates. By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option on a security, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value. In the case of options on an index, if a Fund writes a call, any profit by the Fund in respect of portfolio securities expected to correlate with the index will be limited by an increase in the index above the exercise price of the option. If the Fund writes a put on an index, the Fund may be required to make a cash settlement greater than the premium received if the index declines.

If the writer of an option wishes to terminate its obligation, it may effect a "closing purchase transaction." This is accomplished, in the case of exchange traded options, by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. The writer of an option may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that a Fund will be able to effect a closing purchase or a closing sale transaction at any particular time. Also, an over-the-counter option may be closed out only with the other party to the option transaction.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or liquid securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index of securities, any loss resulting from the repurchase of a written call option is likely to be offset in whole or in part by appreciation of the underlying security or securities owned by the Fund.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. In that event, the Fund's return will be the premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in market environments analogous to those in which call options are used in buy-and-write transactions.

The extent to which a Fund will be able to write and purchase call and put options may be restricted by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code.

RISK FACTORS IN OPTIONS TRANSACTIONS. The option writer has no control over when the underlying securities or futures contract must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a call option, be offset by a decline in the market value of the underlying security or futures contract during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or futures contract. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or futures contract at the exercise price, which will usually exceed the then market value of the underlying security or futures contract.

An exchange-traded option may be closed out only on a national securities exchange ("Exchange") which generally provides a liquid secondary market for an option of the same series. An over-the-counter option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund holding the option would have to exercise the option in order to realize any profit. For example, in the case of a written call option, if the Fund is unable to effect a closing purchase transaction in a secondary market (in the case of a listed option) or with the purchaser of the option (in the case of an over-the-counter option), the Fund will not be able to sell the underlying security (or futures contract) until the option expires or it delivers the underlying security (or futures contract) upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange should continue to be exercisable in accordance with their terms.

The Exchanges have established limitations governing the maximum number of options that may be written by an investor or group of investors acting in concert. It is possible that the Funds, the Manager and other clients of the Manager may be considered to be such a group. These position limits may restrict a Fund's ability to purchase or sell options on a particular security.

The amount of risk a Fund assumes when it purchases an option is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed below, the purchase of an option also entails the risk that changes in the value of the underlying security or futures contract will not be fully reflected in the value of the option purchased.

FUTURES. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month, at a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Some futures contracts are "cash settled" (rather than "physically settled," as described above) which means that the purchase price is subtracted from the current market value of the instrument and the net amount if positive is paid to the purchaser, and if negative is paid by the purchaser. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Funds permitted to invest in futures contracts will also be permitted to invest in futures contracts on individual equity securities ("single stock futures"), consistent with applicable law.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. Government Securities or other liquid assets generally not exceeding 5% of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

In most cases futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, a loss will be realized.

The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

INDEX FUTURES. As described in the Prospectus, certain Funds may purchase futures contracts on various securities indexes ("Index Futures"). A Fund's purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC.

A Fund may close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day) with settlement made, in the case of Index Futures on the S&P 500, with the Commodities Clearing House. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases foreign stock Index Futures.

The price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the Index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Futures relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

INTEREST RATE FUTURES. For the purposes previously described, the Fixed Income Funds may engage in a variety of transactions involving the use of futures with respect to U.S. Government Securities and other fixed income securities.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option-exercise price at any time during the period of the option. Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. See "Foreign Currency Transactions" below for a description of the Funds' use of options on currency futures.

RISK FACTORS IN FUTURES TRANSACTIONS. Investment in futures contracts involves risk. If the futures are used for hedging, some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged. The correlation is higher between price movements of futures contracts and the instrument underlying that futures contract. The correlation is lower when futures are used to hedge securities other than such underlying instrument, such as when a futures contract on an index of securities is used to hedge a single security, a futures contract on one security (e.g., U.S. Treasury bonds) is used to hedge a different security (e.g., a mortgage-backed security) or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and a portfolio position (or anticipated position) which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of the securities denominated in foreign currencies because the value of such securities also is likely to fluctuate as a result of independent factors not related to currency fluctuations. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

A hedge will not be fully effective where there is such imperfect correlation. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

A Fund may also purchase futures contracts (or options thereon) as an anticipatory hedge against a possible increase in the price of currency in which is denominated the securities the Fund anticipates purchasing. In such instances, it is possible that the currency may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market and/or currency decline or for other reasons, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. Short positions in index futures may be closed out only by entering into a futures contract purchase on the futures exchange on which the index futures are traded.

The successful use of transactions in futures and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of exchange rate, interest rate and stock price movements within a given time frame. For example, to the extent interest rates remain stable during the period in which a futures contract or option is held by a Fund investing in fixed income securities (or such rates move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.


Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. This lack of a common clearing facility may give rise to counterparty risk. If a counterparty defaults, a Fund will generally have contractual remedies against such counterparty; however, there is no assurance that a Fund will succeed in enforcing such contractual remedies. When seeking to enforce a contractual remedy, a Fund is also subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If such a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

USES OF OPTIONS, FUTURES AND OPTIONS ON FUTURES


RISK MANAGEMENT. When futures and options on futures are used for risk management, a Fund will generally take long positions (e.g., purchase call options, futures contracts or options thereon) in order to increase the Fund's exposure to a particular market, market segment or foreign currency. For example, if a Fixed Income Fund wants to increase its exposure to a particular fixed income security, the Fund may take long positions in futures contracts on that security. In the case of futures and options on futures, a Fund is only required to deposit the initial and variation margin as required by relevant CFTC regulations and the rules of the contract markets. Because the Fund will then be obligated to purchase the security or index at a set price on a future date, the Fund's net asset value will fluctuate with the value of the security as if it were already included in the Fund's portfolio. Risk management transactions have the effect of providing a degree of investment leverage, particularly when the Fund does not earmark assets equal to the face amount of the contract (i.e., in cash settled futures contracts) since the futures contract (and related options) will increase or decrease in value at a rate which is a multiple of the rate of increase or decrease in the value of the initial and variation margin that the Fund is required to deposit. As a result, the value of the Fund's portfolio will generally be more volatile than the value of comparable portfolios that do not engage in risk management transactions.



HEDGING. To the extent indicated elsewhere, a Fund may also enter into options and futures contracts and buy and sell options on futures for hedging. For example, if a Fund wants to hedge certain of its fixed income securities against a decline in value resulting from a general increase in market rates of interest, it might sell futures contracts with respect to fixed income securities or indexes of fixed income securities. If the hedge is effective, then should the anticipated change in market rates cause a decline in the value of the Fund's fixed income security, the value of the futures contract should increase. Likewise, a Fund may sell equity index futures if the Fund wants to hedge its equity securities against a general decline in the relevant equity market(s).

INVESTMENT PURPOSES. To the extent indicated elsewhere, a Fund may also enter into futures contracts and buy and sell options thereon for investment. For example, a Fund may invest in futures when its Manager believes that there are not enough attractive securities available to maintain the standards of diversity and liquidity set for a Fund pending investment in such securities if or when they do become available. Through this use of futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs that may be associated with investment in the securities of multiple issuers. This use may also permit a Fund to avoid potential market and liquidity problems (e.g., driving up the price of a security by purchasing additional shares of a portfolio security or owning so much of a particular issuer's stock that the sale of such stock depresses that stock's price) which may result from increases in positions already held by the Fund.


Incidental to other transactions in fixed income securities, for investment purposes a Fund may also combine futures contracts or options on fixed income securities with cash, cash equivalent investments or other fixed income securities in order to create "synthetic" bonds which approximate desired risk and return profiles. This may be done where a "non-synthetic" security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to foreign withholding taxes).



SYNTHETIC SALES AND PURCHASES. Futures contracts may also be used to reduce transaction costs associated with short-term restructuring of a Fund's portfolio. For example, if a Fund's portfolio includes stocks of companies with medium-sized equity capitalization and, in the opinion of the Manager, such stocks are likely to underperform larger capitalization stocks, the Fund might sell some or all of its mid-capitalization stocks, buy large capitalization stocks with the proceeds and then, when the expected trend had played out, sell the large capitalization stocks and repurchase the mid-capitalization stocks with the proceeds. In the alternative, the Fund may use futures to achieve a similar result with reduced transaction costs. In that case, the Fund might simultaneously enter into short futures positions on an appropriate index (e.g., the S&P Mid Cap 400 Index) (to synthetically "sell" the stocks in the Fund) and long futures positions on another index (e.g., the S&P 500) (to synthetically "buy" the larger capitalization stocks). If a Fund uses such combined short and long positions, in addition to possible declines in the values of its investment securities, the Fund may also suffer losses associated with a securities index underlying the long futures position underperforming the securities index underlying the short futures position.


The Funds' ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, each Fund's ability to engage in options and futures transactions may be limited by tax considerations.

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS

Many of the Funds may use swap contracts and other two-party contracts for the same or similar purposes as they may use options, futures and related options.

SWAP CONTRACTS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange returns (or differentials in rates of return) calculated with respect to a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

INTEREST RATE AND CURRENCY SWAP CONTRACTS. Interest rate swaps involve the exchange of the two parties' respective commitments to pay or receive interest on a notional principal amount (e.g. an exchange of floating rate payments for fixed rate payments). Currency swaps involve the exchange of the two parties' respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

CREDIT DEFAULT SWAPS. Funds may (but are not obligated to) use credit default swaps to limit or reduce risk exposure of the GMO Funds (primarily GMO Emerging Country Debt Fund and other Fixed Income Funds that invest a portion of their assets in emerging market debt) against events of default by issuers of emerging market debt. These instruments may also be used to create synthetic short exposure to certain emerging market or U.S. non-governmental debt, in cases where credit default protection is purchased in excess of the value of the related underlying debt held by a Fund. With credit default swaps, GMO Funds may pay what is, in effect, an insurance premium and, in return, have the right to put certain bonds or loans upon issuer default (or similar events) and to receive in return the par (or other agreed-upon) value of those bonds or loans. The GMO Funds may also use credit default swaps for investment purposes, in which case the Fund will receive the premium referenced above, but would be obligated to pay the par (or other agreed-upon) value of the defaulted bonds or loans upon the issuer's default.

EQUITY SWAP CONTRACTS AND CONTRACTS FOR DIFFERENCES. Equity swap contracts involve the exchange of one party's obligation to pay the loss, if any, with respect to a notional amount of a particular equity index (e.g., the S&P 500 Index) plus interest on such notional amount at a designated rate (e.g., the London Inter-Bank Offered Rate) in exchange for the other party's obligation to pay the gain, if any, with respect to the notional amount of such index.

If a Fund enters into a long equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index on which the equity swap is based as if it had purchased the notional amount of securities comprising the index. If a Fund enters into a short equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index on which the equity swap is based as if it had sold the notional amount of securities comprising the index.

Contracts for differences are swap arrangements in which a Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or "baskets" of securities. Often, one or both "baskets" will be an established securities index. As to one of the baskets, the Fund's return is based on theoretical, long futures positions in the securities comprising that basket (with an aggregate face value equal to the notional amount of the contract for differences) and as to the other basket, the Fund's return is based on theoretical short futures positions in the securities comprising the basket. The Fund may also use actual long and short futures positions to achieve the same market exposure(s) as contracts for differences where payment obligations of the two legs of the contract are netted and thus based on changes in the relative value of the baskets of securities rather than on the aggregate change in the value of the two legs. The Funds will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long leg will outperform the basket constituting the short leg. However, it is possible that the short basket will outperform the long basket -- resulting in a loss to the Fund, even in circumstances when the securities in both the long and short baskets appreciate in value.


INTEREST RATE CAPS, FLOORS AND COLLARS. The Funds may use interest rate caps, floors and collars for the same purposes or similar purposes as they use interest rate futures contracts and related options. Interest rate caps, floors and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below two specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate collar. The Funds' use of interest rate caps, floors and collars for the same or similar purposes as those for which they use futures contracts and related options presents the same risks and similar opportunities as those associated with futures and related options.


RISK FACTORS IN SWAP CONTRACTS, OTC OPTIONS AND OTHER TWO-PARTY CONTRACTS. A Fund may only close out a swap, contract for differences, cap, floor or collar or OTC option with the particular counterparty. Also, if the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such contracts or that, in the event of default, a Fund will succeed in enforcing contractual remedies. There also may be documentation risk, including the risk that the parties may disagree as to the proper interpretation of the terms of a contract. If such a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under swap contracts, OTC options and other two-party contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. The Manager will closely monitor the creditworthiness of contract counterparties, and a Fund will not enter into any swaps, caps, floors or collars, unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") at the time of entering into such transaction or if the counterparty has comparable credit as determined by the Manager. However, the credit of the counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty's net market exposure is small relative to its capital. The management of caps, floors, collars and swaps may involve certain difficulties because the characteristics of many derivatives have not been observed under all market conditions or through a full market cycle.


ADDITIONAL REGULATORY LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS, INTEREST RATE FLOORS, CAPS AND COLLARS AND INTEREST RATE AND CURRENCY SWAP CONTRACTS. In accordance with CFTC regulations, investments by any Fund in futures contracts and related options for purposes other than bona fide hedging are limited such that the aggregate amount that a Fund may commit to initial margin on such contracts or time premiums on such options may not exceed 5% of that Fund's net assets.

FOREIGN CURRENCY TRANSACTIONS

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies, deal in forward foreign currency contracts, currency futures contracts and related options and options on currencies. These Funds may use such currency instruments for hedging, investment or currency risk management. Currency risk management may include taking active currency positions relative to both the securities portfolio of the Fund and the Fund's performance benchmark.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. Options on currency futures contracts give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. Options on currencies give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period.

REPURCHASE AGREEMENTS

A Fund may enter into repurchase agreements with banks and broker-dealers by which the Fund acquires a security (usually an obligation of the Government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-on price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default in its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the relevant Fund to expenses, delays and risks of loss including: (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

DEBT AND OTHER FIXED INCOME SECURITIES GENERALLY

Debt and Other Fixed Income Securities include fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private issuers.

Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Obligations of issuers are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Fixed income securities denominated in foreign currencies are also subject to the risk of a decline in the value of the denominating currency.

Because interest rates vary, it is impossible to predict the future income of a Fund investing in such securities. The net asset value of each Fund's shares will vary as a result of changes in the value of the securities in its portfolio and will be affected by the absence and/or success of hedging strategies.

CASH AND OTHER HIGH QUALITY INVESTMENTS

Many of the Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or in connection with the earmarking and maintenance of such assets on the custodian's books and records. These cash items and other high quality corporate debt securities may include a number of money market instruments such as securities issued by the United States government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. By investing only in high quality money market securities a Fund may seek to minimize credit risk with respect to such investments. The Short-Term Income Fund may invest a substantial portion of its assets in these instruments, but it is not subject to the quality, duration and other requirements of money market funds.

U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES

U.S. Government Securities include securities issued or guaranteed by the U.S. government or its authorities, agencies or instrumentalities. Foreign Government Securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies or instrumentalities or by supra-national agencies. U.S. Government Securities and Foreign Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. Similarly, some Foreign Government Securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. In the case of certain countries, Foreign Government Securities may involve varying degrees of credit risk as a result of financial or political instability in such countries and the possible inability of a Fund to enforce its rights against the foreign government issuer. As with other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include such entities as the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community and the Inter-American Development Bank.

Like other fixed income securities, U.S. Government Securities and Foreign Government Securities are subject to market risk and their market values fluctuate as interest rates change. Thus, for example, the value of an investment in a Fund which holds U.S. Government Securities or Foreign Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities and Foreign Government Securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. Government Securities and Foreign Government Securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government Securities and Foreign Government Securities. These certificates of accrual and similar instruments may be more volatile than other government securities.

MORTGAGE-BACKED AND OTHER ASSET-BACKED SECURITIES

Mortgage-backed and other asset-backed securities may be issued by the U.S. government, its agencies or instrumentalities, or by non-governmental issuers. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying mortgages, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, there can be no certainty as to the predicted yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate and a Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital loss because the premium may not have been fully amortized at the time the obligation was prepaid. As a result of these principal prepayment features, the values of mortgage-backed securities generally fall when interest rates rise, but their potential for capital appreciation in periods of falling interest rates is limited because of the prepayment feature. The mortgage-backed securities purchased by a Fund may include Adjustable Rate Securities as such term is defined in "Adjustable Rate Securities" below.

Other "asset-backed securities" include securities backed by pools of automobile loans, educational loans and credit card receivables. Mortgage-backed and asset-backed securities of non-governmental issuers involve prepayment risks similar to those of U.S. government guaranteed mortgage-backed securities and also involve risk of loss of principal if the obligors of the underlying obligations default in payment of the obligations.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"): STRIPS AND RESIDUALS. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are subject to the risk that the collateral supporting the CMO may experience a downgrade or default. CMOs are issued in multiple classes or series which have different maturities representing interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its stated maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

CMOs include securities ("Residuals") representing the interest in any excess cash flow and/or the value of any collateral remaining on mortgages or mortgage-backed securities from the payment of principal of and interest on all other CMOs and the administrative expenses of the issuer. Residuals have value only to the extent income from such underlying mortgages or mortgage-backed securities exceeds the amount necessary to satisfy the issuer's debt obligations represented by all other outstanding CMOs.

CMOs also include certificates representing undivided interests in payments of interest-only or principal-only ("IO/PO Strips") on the underlying mortgages. IO/PO Strips and Residuals tend to be more volatile than other types of securities. IO Strips and Residuals also involve the additional risk of loss of a substantial portion of or the entire value of the investment if the underlying securities are prepaid. In addition, if a CMO bears interest at an adjustable rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based.

ADJUSTABLE RATE SECURITIES

Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. They may be U.S. Government Securities or securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

LOWER RATED SECURITIES

Certain Funds may invest some or all of their assets in securities rated below investment grade (that is, rated below BBB by Standard & Poor's or below Baa by Moody's) at the time of purchase, including securities in the lowest rating categories, and comparable unrated securities ("Lower Rated Securities"). A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although the Manager will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective.


Lower Rated Securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed income securities. Lower Rated Securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in Lower Rated Securities may be more dependent on the Manager's own credit analysis than is the case with higher quality bonds. The market for Lower Rated Securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for Lower Rated Securities. This reduced liquidity at certain times may affect the values of these securities, may make the valuation and sale or these securities more difficult and may result in greater volatility in these securities. Because such securities are difficult to value, particularly during erratic markets, the values realized upon the sale of such securities may differ from the values at which they are carried by the relevant fund. Securities of below investment grade quality are commonly referred to as "junk bonds." Securities in the lowest rating categories may be in poor standing or in default. Securities in the lowest investment grade category (BBB or Baa) have some speculative characteristics. See "Commercial Paper and Corporate Debt Ratings" below for more information concerning commercial paper and corporate debt ratings.


BRADY BONDS

Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines and other countries.

Brady Bonds may be collateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

Brady Bonds are often viewed as having three or four valuation components: any collateralized repayment of principal at final maturity; any collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

ZERO COUPON SECURITIES

A Fund investing in "zero coupon" fixed income securities is required to accrue interest income on these securities at a fixed rate based on the initial purchase price and the length to maturity, but these securities do not pay interest in cash on a current basis. Each Fund is required to distribute the income on these securities to its shareholders as the income accrues, even though that Fund is not receiving the income in cash on a current basis. Thus, each Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO and PO strips.

INDEXED SECURITIES

Indexed Securities are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

Indexed securities in which each Fund may invest include so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple of the rate at which fixed-rate long-term securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate securities.

Certain Funds may invest in inflation indexed securities issued by the U.S. Treasury, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value which has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Funds may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation indexed bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds.

Although these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may result in a decline in value. If interest rates rise due to reasons other than inflation (such as changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The U.S. Treasury has a relatively brief history of issuing inflation indexed bonds. As such, there is limited trading history of these securities. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics.

The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Coupon payments received by a Fund from inflation indexed bonds will be includable in the Fund's gross income in the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.





A Fund's investments in indexed securities, including inflation indexed securities, may create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. See "Distributions and Taxes in the Prospectus" and "Distributions" and "Taxes" in this Statement of Additional Information.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

Certain Funds may enter into firm commitments and other similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a Fund that invests in fixed-income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities in this manner (on a when-issued or delayed-delivery basis), it is required to earmark on its custodian's books and records cash, U.S. Government Securities or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. No income is generally earned on these securities until after delivery. Each Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting that Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

LOANS, LOAN PARTICIPATIONS AND ASSIGNMENTS

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a Fund's policies regarding the quality of debt securities.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating agency and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of emerging countries will also involve a risk that the governmental entities responsible for repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

When investing in a loan participation, a Fund will typically have the right to receive payments only from the lender to the extent the lender receives payments from the borrower, and not from the borrower itself. Likewise, a Fund typically will be able to enforce its rights only through the lender, and not directly against the borrower. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender. In the case of a loan participation, direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, a Fund may rely on the Manager's research to attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. A Fund's custodian will earmark and maintain appropriate liquid assets to cover the Fund's potential obligations under standby financing commitments.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Certain Funds may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

A Fund which makes such investments will earmark and maintain on its custodian's books and records cash, U.S. Government Securities or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are not considered borrowings by a Fund for purposes of a Fund's fundamental investment restriction with respect to borrowings.

ILLIQUID SECURITIES


Each Fund may invest up to 15% (or, in the case of the Foreign Fund only, 10%) of its net assets in illiquid securities. The securities currently thought to be included as "illiquid securities" are restricted securities under the Federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for securities acquired under Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.


Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most equity swap contracts, reverse equity swap contracts, caps, floors and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

PRIVATE PLACEMENTS AND RESTRICTED INVESTMENTS. Illiquid securities may include certain securities of private issuers, investments in securities traded in unregulated or shallow markets and securities that are purchased in private placements and are subject to restrictions on resale either as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Manager believes it advisable to do so or may be able to sell such securities only at prices lower than those that could be obtained if such securities were more widely held. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.



While private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities", that is, securities that cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or that are "not readily marketable" because they are subject to other legal or contractual restrictions on resale. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. A Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling these securities to the public, and in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.



At times, the absence of a trading market can make it more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. The judgment of the Manager may at times play a greater role in valuing these securities than in the case of publicly traded securities.


INVESTMENTS IN OTHER INVESTMENT COMPANIES

A Fund may invest in shares of other investment companies, including both open- and closed-end investment companies (including single country funds). When making such an investment, the Fund will be indirectly exposed to all the risks of such investment companies. In general, the investing Fund will bear a pro rata portion of the other investment company's fees and expenses.

In addition, many of the Funds may invest in private investment funds, vehicles or structures. The Funds may also invest in debt-equity conversion funds, which are funds established to exchange foreign bank debt of countries whose principal repayments are in arrears into a portfolio of listed and unlisted equities, subject to certain repatriation restrictions.


Certain GMO Fixed Income Funds and Equity Funds may invest without limitation in GMO Alpha LIBOR Fund and/or GMO Emerging Country Debt Fund. These investments will not be made in reliance on Section 12(d)(1)(G) of the Investment Company Act of 1940 but will instead be made in reliance on an SEC order obtained by the Manager and the Funds. As described in the Prospectus, shareholders of the investing Funds will not directly bear any of the operating fees and expenses of the Alpha LIBOR Fund and/or the Emerging Country Debt Fund.


TAX-SENSITIVE STRATEGIES


With respect to the Tax-Managed Funds, the Manager may control portfolio turnover in order to defer the realization and minimize the distributions of capital gains. In addition, the Manager may, when appropriate, sell securities in order to realize capital losses; such losses may be used at various times to offset realized capital gains, thus reducing net capital gains distributions. When making sales of specific securities, the Manager will consider strategies, such as selling securities with the highest cost basis, to minimize capital gains. In lieu of redeeming in cash, the Manager may meet redemption requests through in-kind redemptions in whole or in part by a distribution of appreciated securities held by the Fund, so that the Fund will generally not be required to distribute the capital gains in those securities to the remaining shareholders in the Fund. The effect to the redeeming shareholder is the same for federal income tax purposes as a redemption in cash. Shareholders receiving the redemption in kind would pay tax on the capital gains realized, if any, on the Fund shares redeemed. Shareholders receiving the redemption in kind also may incur additional gains or losses during the period between the date of redemption and the date the shareholder sells such securities, and may incur brokerage charges on the sale of any such securities. There can be no assurance that the Manager will be successful in employing any or all of these strategies.



TRACKING ERROR



In certain cases, the Manager may consider a Fund's "tracking error" in constructing its portfolio. Tracking error is a measure of the risk of a portfolio return relative to a benchmark. It is a calculation of the standard deviation of the returns of a portfolio less the relevant benchmark. For example, if an equity fund had a tracking error of 4% versus the S&P 500, this would mean that the annualized volatility of its return less the S&P 500's return was 4%. The Manager of the International Growth Fund seeks to manage the Fund so as to achieve a tracking error of +/- 5%. The Manager of the International Disciplined Equity Fund seeks to manage the Fund so as to achieve a tracking error of 3.5%.


                               USES OF DERIVATIVES

INTRODUCTION AND OVERVIEW

DERIVATIVE POLICIES. This overview provides a general introduction to the principal ways in which the Funds use derivatives. The information below is designed to supplement the information included in the GMO Trust Prospectus.

FUNCTION OF DERIVATIVES IN GMO FUNDS. GMO Equity and Fixed Income Funds use financial derivatives to implement investment decisions. The types of derivatives employed, which vary from Fund to Fund, include futures, swaps, options, forward contracts and, periodically, structured notes. These instruments may be exchange-traded or over-the-counter products. The types of strategies implemented also vary from Fund to Fund. To a significant extent, specific market conditions influence the choice of derivative strategies for a given Fund.

DERIVATIVE EXPOSURE. Generally, stocks constitute the majority of the holdings in each GMO Equity Fund, although derivative positions may comprise a significant portion of the total assets. In GMO Fixed Income Funds, bond futures, currency options, forwards and other derivatives are the primary means of obtaining market exposure.


COUNTERPARTY CREDITWORTHINESS. The Manager tracks the creditworthiness of counterparties in swaps, forwards and options. The Manager limits transactions to counterparties with a long-term debt rating of A or higher at the time the Fund enters into the derivative. In addition to checking agency ratings to assess creditworthiness, the Manager also considers news reports and market activity, such as the levels at which a counterparty's long-term debt is trading. Furthermore, the Manager monitors the amount of credit extended to any one counterparty. Besides creditworthiness, the Manager reviews, on a regular basis, the various exposures that the Funds have to over-the-counter counterparties.

USE OF DERIVATIVES BY GMO EQUITY FUNDS


DOMESTIC EQUITY FUNDS. Funds in this group include: GMO U.S. Core Fund, GMO Tobacco-Free Core Fund, GMO Intrinsic Value Fund, GMO Growth Fund, GMO U.S. Sector Fund, GMO Small Cap Growth Fund, GMO Small Cap Value Fund, GMO Real Estate Fund, GMO Tax-Managed U.S. Equities Fund and GMO Tax-Managed Small Companies Fund. GMO Value Fund makes only occasional use of futures contracts and related options on securities indexes and does not currently expect to make use of other derivative instruments.

TYPES OF DERIVATIVES

-     Options, futures contracts and related options on securities indexes

- Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities

- Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities

- Contracts for differences, i.e., equity swaps that contain both long and short equity components.

USES OF DERIVATIVES

Hedging

Traditional Hedging: Short equity futures, related options and short equity swap contracts may be used to hedge against an equity risk already generally present in a Fund.

Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short equity swap contracts, to allow the Fund to dispose of securities in a more orderly fashion without the Fund being exposed to leveraged loss exposure in the interim.

Investment

A Fund may use derivative instruments (particularly long futures contracts, related options and long equity swap contracts) in place of investing directly in securities. These applications include using equity derivatives to "equitize" cash balances held by a Fund. A Fund may also use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual markets, sectors and equities.

Risk Management - Synthetic Sales and Purchases

A Fund may use equity futures, related options and equity swap contracts to adjust the weight of the Fund to a level the Manager believes is the optimal exposure to individual sectors and stocks. Sometimes, such transactions are used as a precursor to actual sales and purchases. For example, if a Fund held a large proportion of stocks of a particular industry and the Manager believed that stocks of another industry would outperform such stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences may also be used for these purposes. Equity derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased.

Limitations on the Use of Derivatives

-     There is no limit on the use of derivatives for hedging purposes.

- When long futures contracts and long equity swaps are used for investment, the Funds will maintain an amount of liquid securities equal to the face value of all such long derivative positions. However, for purposes of this restriction, if an existing long equity exposure is reduced or eliminated by a short derivative position, the combination of the long and short position will be considered as cash available to cover another long derivative exposure.

- The net long equity exposure of a Fund, including direct investment in securities and long derivative positions, will not exceed 100% of the Fund's net assets.

- Except when such instruments are used for bona fide hedging, no more than 5% of a Fund's net assets will be committed to initial margin on futures contracts and time premiums on related options.




- The Manager tracks the creditworthiness of counterparties in swaps, forwards and options. Counterparties used for OTC derivatives must have a long-term debt rating of A or higher when the derivative is entered into. Occasionally, short-term derivatives will be entered into with counterparties that have only high short-term debt ratings. In addition to checking agency ratings to assess creditworthiness, the Manager also considers news reports and market activity, such as the levels at which a counterparty's long-term debt is trading. Furthermore, the Manager monitors the amount of credit extended to any one counterparty. Besides creditworthiness, the Manager reviews, on a regular basis, the various exposures that the Funds have to over-the-counter counterparties.




INTERNATIONAL EQUITY FUNDS (EXCEPT GMO FOREIGN FUND AND GMO FOREIGN SMALL COMPANIES FUND)


TYPES OF DERIVATIVES (OTHER THAN FOREIGN CURRENCY TRANSACTIONS)

-     Options, futures contracts and related options on securities indexes

- Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities

- Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities

- Contracts for differences, i.e., equity swaps that contain both long and short equity components

- Only the GMO Emerging Markets Fund, GMO Emerging Countries Fund and GMO Asia Fund may use structured or indexed notes.

USES OF DERIVATIVES

Hedging

Traditional Hedging: Short equity futures, related options and short equity swap contracts may be used to hedge against an equity risk already generally present in a Fund.

Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short equity swap contracts, to allow the Fund to dispose of securities in a more orderly fashion without the Fund being exposed to leveraged loss exposure in the interim.

Investment

A Fund may use derivative instruments (particularly long futures contracts, related options and long equity swap contracts) in place of investing directly in securities. These applications include using equity derivatives to "equitize" cash balances held by the Fund. Because a foreign equity derivative generally only provides the return of a foreign market in local currency terms, a Fund will often purchase a foreign currency forward in conjunction with equity derivatives to give the effect of investing directly. A Fund may also use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual countries and equities.

For example, if the Manager expects a positive return forecast for a select group of UK companies, but a negative return for the UK market as a whole, then a Fund may overweight the select group of equities and reduce exposure to the UK market by selling UK equity futures or entering into a swap contract that is long a specific basket of securities and short the UK market generally.

Risk Management - Synthetic Sales and Purchases

A Fund may use equity futures, related options and equity swap contracts to adjust the weight of the Fund to a level the Manager believes is the optimal exposure to individual countries and stocks. Sometimes, such transactions are used as a precursor to actual sales and purchases.

For example, if a Fund held a large proportion of stocks of a particular market and the Manager believed that stocks of another market would outperform such stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences may also be used for these purposes. Often, a foreign currency forward will be used in conjunction with the long derivative position to create the effect of investing directly. Equity derivatives (and corresponding currency forwards) used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased.

Limitations on the Use of Derivatives

-     There is no limit on the use of derivatives for hedging purposes.

- When long futures contracts and long equity swaps are used for investment, the Funds will maintain an amount of liquid securities equal to the face value of all such long derivative positions. However, for purposes of this restriction, if an existing long equity exposure is reduced or eliminated by a short derivative position, the combination of the long and short position will be considered as cash available to cover another long derivative exposure.

- The net long equity exposure of a Fund, including direct investment in securities and long derivative positions, will not exceed 100% of the Fund's net assets.

- Except when such instruments are used for bona fide hedging, no more than 5% of the Fund's net assets will be committed to initial margin on futures contracts and time premiums on related options.


- The Manager tracks the creditworthiness of counterparties in swaps, forwards and options. Counterparties used for OTC derivatives must have a long-term debt rating of A or higher when the derivative is entered into. Occasionally, short-term derivatives will be entered into with counterparties that have only high short-term debt ratings. In addition to checking agency ratings to assess creditworthiness, the Manager also considers news reports and market activity, such as the levels at which a counterparty's long-term debt is trading. Furthermore, the Manager monitors the amount of credit extended to any one counterparty. Besides creditworthiness, the Manager reviews, on a regular basis, the various exposures that the Funds have to over-the-counter counterparties.


TYPES OF DERIVATIVES (FOREIGN CURRENCY TRANSACTIONS)





-     Buying and selling spot currencies

-     Forward foreign currency contracts

-     Currency futures contracts and related options

-     Options on currencies

-     Currency swap contracts.

USES OF FOREIGN CURRENCY TRANSACTIONS

Hedging

Traditional Hedging: A Fund may effect foreign currency transactions - generally short forward or futures contracts - to hedge back into the U.S. dollar the risk of foreign currencies represented by its securities investments. A Fund is not required to hedge any of the currency risk inherent in investing in securities denominated in foreign currencies (except in the case of the GMO Currency Hedged International Equity Fund).

Anticipatory Hedging: When a Fund enters into a contract for the purchase or anticipates the need to purchase a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency on the spot market or through currency forwards or futures.

Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

Investment

A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

Risk Management

Subject to the limitations described below, a Fund may use foreign currency transactions for risk management, which will permit the Fund to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long exposure to particular currencies beyond the amount of a Fund's investment in securities denominated in that currency.


Limitations on Foreign Currency Transactions


- The GMO International Intrinsic Value Fund will typically hedge less than 30% of the foreign currency exposure represented by its investments in foreign-currency denominated securities back into the U.S. dollar.

- A Fund's aggregate net foreign currency exposure, assuming full offset of long and short positions, will not exceed 100% of the Fund's net assets denominated in foreign currencies, though the currency exposure of the Fund may differ substantially from the currencies in which the Fund's equities are denominated.

The following apply only to the GMO Currency Hedged International Equity Fund:


- The Fund will maintain short currency positions with respect to at least 65% of the foreign currency exposure represented by the common stocks owned directly and indirectly by the Fund.


- The Fund will generally hedge currency based on benchmark weightings (rather than Fund investments), and thus will sometimes have a net short position with respect to certain foreign currencies. Such net short positions in the aggregate will not exceed 10% of the Fund's assets.

GMO FOREIGN FUND AND GMO FOREIGN SMALL COMPANIES FUND

TYPES OF DERIVATIVES

-     Equity futures and related options

- Exchange-traded and OTC options on securities and indexes (including writing covered options).

FOREIGN CURRENCY TRANSACTIONS

- For hedging purposes, the Fund may invest in spot currency transactions, forward foreign currency contracts, options on currencies, currency futures and related options.

USE OF DERIVATIVES BY GMO FIXED INCOME FUNDS

Funds in this group include: GMO Domestic Bond Fund, GMO Core Plus Bond Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund, GMO Short-Term Income Fund, GMO Emerging Country Debt Fund and GMO Inflation Indexed Bond Fund.

DERIVATIVES AND THE FUND'S GLOBAL BOND STRATEGY (applicable only to the GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund and GMO Core Plus Bond Fund). The fundamental strategy of these Fixed Income Funds requires that each Fund take active overweighted and underweighted positions with respect to particular bond markets and currencies relative to each Fund's respective performance benchmark. Often these active positions will be achieved using long and short derivative positions and combinations of such positions to create synthetic securities. These Funds are not specifically limited with respect to the absolute face value of the derivative positions employed. Instead, effective market exposure is controlled by controlling the projected tracking error relative to each Fund's benchmark. However, this will mean that a Fund may be leveraged if measured in terms of aggregate exposure of the Fund's assets.

POLICIES OF ALL FIXED INCOME FUNDS

TYPES OF DERIVATIVES (OTHER THAN FOREIGN CURRENCY TRANSACTIONS)

Section Futures contracts and related options on bonds as well as baskets or indexes of securities Section Options on bonds and other securities Section Swap contracts, including interest rate swaps, total return swaps, credit default swaps and contracts for differences Section Structured notes.

USES OF DERIVATIVES

Hedging

Traditional Hedging: Bond futures, related options, bond options and swap contracts may be used to hedge against a market or credit risk already generally present in a Fund.

Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering into long swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short swap contracts while the Fund disposes of securities in an orderly fashion.

Investment

A Fund may use derivative instruments (particularly long futures contracts, related options and long swap contracts) in place of investing directly in securities. Because a foreign derivative generally only provides the return of a foreign market in local currency terms, a Fund will often purchase a foreign currency forward in conjunction with using derivatives to give the effect of investing directly.

Risk Management

A Fund may use options, futures and related options as well as swap contracts to adjust the weight of the Fund to a level the Manager believes is the optimal exposure to individual countries and issuers. Sometimes, such transactions are used as a precursor to actual sales and purchases.

Other Uses

Total return swaps are generally used to gain investment exposure to fixed income securities where direct ownership is either not legally possible or is economically unattractive. With these swaps, GMO Funds pay a financing rate and receive the total return on a particular fixed income security or basket of securities.

Credit default swaps are used to protect GMO Funds (primarily the GMO Emerging Country Debt Fund and other Fixed Income Funds that invest a portion of their assets in emerging market debt) against events of default by issuers of emerging market debt, or to create synthetic short or long exposure to emerging market and U.S. non-governmental debt securities to which such Funds are not otherwise exposed.

Many of the debt instruments in which the Funds invest may not be available with precisely the duration or other interest rate terms that the Manager would prefer. The Manager may decide to alter the interest rate exposure of these debt instruments by employing interest rate swaps. A Fund can then maintain its investment in the credit of the issuer through the debt instrument but adjust its interest rate exposure through the swap. With these swaps, the Funds and the counterparties swap interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration.

Limitations on the Use of Derivatives


- The Manager tracks the creditworthiness of counterparties in swaps, forwards and options. Counterparties used for OTC derivatives must have a long-term debt rating of A or higher when the derivative is entered into. Occasionally, short-term derivatives will be entered into with counterparties that have only high short-term debt ratings. In addition to checking agency ratings to assess creditworthiness, the Manager also considers news reports and market activity, such as the levels at which a counterparty's long-term debt is trading. Furthermore, the Manager monitors the amount of credit extended to any one counterparty. Besides creditworthiness, the Manager reviews, on a regular basis, the various exposures that the Funds have to over-the-counter counterparties.


TYPES OF DERIVATIVES (FOREIGN CURRENCY TRANSACTIONS)

-     Buying and selling spot currencies

-     Forward foreign currency contracts

-     Currency futures contracts and related options

-     Options on currencies

-     Currency swap contracts.

USES OF FOREIGN CURRENCY TRANSACTIONS

Hedging

Traditional Hedging: A Fund may effect foreign currency transactions - generally short forward or futures contracts - to hedge the risk of foreign currencies represented by its securities investments back into the U.S. dollar. A Fund is not required to hedge any of the currency risk obtained by investing in securities denominated in foreign currencies (except in the case of the GMO Currency Hedged International Bond Fund).

Anticipatory Hedging: When a Fund enters into a contract for the purchase or anticipates the need to purchase a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency or through currency forwards or futures.

Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

Investment

A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

Risk Management

Subject to the limitations described below, a Fund may use foreign currency transactions for risk management, which will permit the Fund to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long and short exposure to particular currencies beyond the amount of a Fund's investment in securities denominated in that currency.

USE OF DERIVATIVES BY GMO GLOBAL HEDGED EQUITY FUND

GMO Global Hedged Equity Fund uses the same types of derivatives as other GMO International Equity Funds in seeking to deliver the hedged equity return described below. The Fund seeks total return consistent with minimal exposure to general equity market risk.


HEDGED EQUITY STRATEGY. At least 80% of the Fund's total assets will be invested in equity securities either directly or indirectly through investment in other Funds of the Trust ("underlying Funds"). However, as a result of the Fund's hedging techniques, the Fund expects to create a return more similar to that received by an investment in fixed income securities.


The Fund will pursue its investment objective by investing substantially all of its assets in a combination of: (i) equity securities, (ii) shares of GMO's Domestic and International Equity Funds, (iii) derivative instruments intended to hedge the value of the Fund's equity securities held directly or through investment in underlying Funds against substantially all of the general movements in the relevant equity market(s), including hedges against substantially all of the changes in the value of the U.S. dollar relative to the currencies represented in the indexes used to hedge general equity market risk and (iv) long interest rate futures contracts intended to adjust the duration of the theoretical fixed income security embedded in the pricing of the derivatives used for hedging the Fund's equity exposure (the "Theoretical Fixed Income Security").

To the extent that the Fund's portfolio strategy is successful, the Fund is expected to achieve a total return consisting of: (i) the performance of the Fund's equity securities held directly or through investment in underlying Funds, relative to the S&P 500 and MSCI EAFE in proportion to the Fund's U.S. and international equity investments (including appreciation or depreciation of any overweighted currency relative to the currency weighting of the equity hedge), plus or minus (ii) short-term capital gains or losses approximately equal to the total return on the Theoretical Fixed Income Security, plus or minus (iii) capital gains or losses on the Fund's interest rate futures positions, minus (iv) transaction costs and other Fund expenses.

TYPES OF DERIVATIVES (FOREIGN CURRENCY TRANSACTIONS)

-     Buying and selling spot currencies

-     Forward foreign currency contracts

-     Currency futures contracts and related options

-     Options on currencies

-     Currency swap contracts.

USES OF FOREIGN CURRENCY TRANSACTIONS

Hedging

- Traditional Hedging: The Fund may effect foreign currency transactions, generally short forward or futures contracts, to hedge the risk of foreign currencies represented by its securities investments back into the U.S. dollar. The Fund is not required to hedge any of the currency risk obtained by investing in securities denominated in foreign currencies.

- Proxy Hedging: The Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

Investment

The Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

Risk Management

Subject to the limitations described below, the Fund may use foreign currency transactions for risk management, which will permit the Fund to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long exposure to particular currencies beyond the amount of the Fund's investment in securities denominated in that currency.

Limitations of Foreign Currency Transactions

The Fund's aggregate net foreign currency exposure, assuming full offset of long and short positions, will not exceed 100% of the Fund's net assets denominated in foreign currencies, though the currency exposure of the Fund may differ substantially from the currencies in which the Fund's securities are denominated.

                             INVESTMENT RESTRICTIONS

Fundamental Restrictions:

Without a vote of the majority of the outstanding voting securities of the relevant Fund, the Trust will not take any of the following actions with respect to any Fund as indicated:

(1) Borrow money except under the following circumstances: (i) Each Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) Each Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; (iii) Each Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that a Fund's custodian earmarks and maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions.


Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund's custodian earmarks and maintains liquid assets, such as cash, U.S. Government Securities or other appropriate assets equal in value to its obligations in respect of these transactions.


(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

(3) With respect to all Funds except for the International Disciplined Equity Fund and the International Growth Fund, make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

(4) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

(6) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of a Fund's total assets in the case of each Fund (except the International Intrinsic Value and Currency Hedged International Equity Funds), and with respect to not more than 25% of total assets in the case of each of the International Intrinsic Value and Currency Hedged International Equity Funds.

(7) With respect to all Funds except for the Intrinsic Value Fund, Tax-Managed U.S. Equities Fund, Tax-Managed Small Companies Fund, Foreign Small Companies Fund, Tax-Managed International Equities Fund, International Disciplined Equity Fund and International Growth Fund, invest in securities of any issuer if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and members of Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager") who beneficially own more than 1/2 of 1% of the securities of that issuer together beneficially own more than 5%.


(8) Concentrate more than 25% of the value of its total assets in any one industry, except that the Short-Term Income Fund may invest up to 100% of its assets in obligations issued by banks and the Real Estate Fund may invest more than 25% of its assets in real estate-related securities.


(9) Purchase or sell commodities or commodity contracts, except that the Funds (other than the Short-Term Income Fund) may purchase and sell financial futures contracts and options thereon.

(10) Issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements and standby commitment agreements fall within the functional meaning of the term "evidence of indebtedness," the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund's custodian. Similarly, so long as such earmarked assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by Non-Fundamental Restriction (4) below; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin permitted by Non-Fundamental Restriction (4) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

(11) With respect to the Tobacco-Free Core Fund only, invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, and (c) repurchase agreements maturing in more than seven days if, as a result, more than 10% of the Fund's total assets (taken at current value) would then be invested in securities described in (a), (b) and (c) above.

Non-Fundamental Restrictions:

It is contrary to the present policy of all the Funds, which may be changed by the Trustee without shareholder approval, to:

(1) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

(2) Make investments for the purpose of gaining control of a company's management.


(3) Invest more than 15% of net assets in illiquid securities. The securities currently thought to be included as "illiquid securities" are restricted securities under the Federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for resales of securities acquired under Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.


Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most equity swap contracts, reverse equity swap contracts, caps, floors and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.


(4) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 33 1/3% of the Fund's total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)


(5) With respect to the Foreign Fund only, to (i) invest in interests of any general partnership, (ii) utilize margin or other borrowings to increase market exposure (such prohibition shall extend to the use of cash collateral obtained in exchange for loaned securities but does not prohibit the use of margin accounts for permissible futures trading; further, the Fund may borrow an amount equal to cash receivable from sales of stocks or securities the settlement of which is deferred under standard practice in the country of sale), (iii) pledge or otherwise encumber its assets, and (iv) invest more than 5% of its assets in any one issuer (except Government securities and bank certificates of deposit).

(6) With respect to certain Funds which have adopted non-fundamental investment policies pursuant to Rule 35d-1 of the 1940 Act (each a "Name Policy"), change such Fund's Name Policy as set forth under each such Fund's "Principal investment strategies" in the Prospectus without providing such Fund's shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.


(7) With respect to the Short Term Income Fund only, to invest more than 25% of the value of its total assets in obligations issued by banks.


For purposes of each Name Policy, each Fund considers the term "investments" to include both direct and indirect investments. Examples of indirect investments include exposure to the relevant asset type through investments in another Fund and/or through derivatives and other synthetic instruments with economic characteristics similar to the relevant asset type.

Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The phrase "shareholder approval," as used in the Prospectus and in this Statement of Additional Information, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to a Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies of each Fund may be changed by the Trust's Trustees without the approval of shareholders.


Additionally, the World Balanced Allocation Fund and the Global Balanced Allocation Fund each intend to invest at least 25% of their assets in fixed income investments and an additional 25% of their assets in equity investments. The Manager seeks to manage the Short-Term Income Fund so that it maintains a dollar-weighted maturity of no more than 3 years.


                        DETERMINATION OF NET ASSET VALUE


The net asset value per share of each Fund of GMO Trust will be determined on each day the New York Stock Exchange (the "Exchange") is open for regular business as of the close of regular trading on the Exchange, generally 4:00 p.m. Eastern time. However, equity options held by the Funds are priced at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the Funds are priced at 4:15 p.m. Please refer to "Determination of Net Asset Value" in the Prospectus for additional information.


                                  DISTRIBUTIONS

The Prospectus describes the distribution policies of each Fund under the heading "Distributions". It is the policy of each Fund in all cases to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers. For distribution and federal income tax purposes, a portion of the premiums from certain expired call or put options written by a Fund, net gains from certain closing purchase and sale transactions with respect to such options and a portion of net gains from other options and futures transactions are treated as short-term capital gain (i.e., gain from the sale of securities held for 12 months or less). It is the policy of each Fund to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of taxable investment income and capital gains.

                                     TAXES

TAX STATUS AND TAXATION OF EACH FUND

         Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total net assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

         If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed timely to its shareholders in the form of dividends (including capital gain dividends).


         If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior year, such Fund will be subject to a 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., payment of excise tax amounts deemed by the Fund to be de minimus).


TAXATION OF FUND DISTRIBUTIONS AND SALES OF FUND SHARES

         Fund distributions derived from interest, dividends and certain other income, including in general short-term gains, will be taxable as ordinary income to shareholders subject to federal income tax whether received in cash or reinvested in shares. Properly designated Fund distributions derived from net long-term capital gains (i.e., net gains derived from the sale of securities held by the Fund for more than 12 months) will generally be taxable as such, regardless of how long a shareholder has held the shares in the Fund.


         The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gains if the shares have been held as capital assets for more than 12 months and as short-term capital gains if the shares have been held as capital assets for not more than 12 months. The federal tax rate generally applicable to net capital gains recognized by individual and other noncorporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as capital gain dividends).



         For federal income tax purposes, the maximum capital gain tax rates for capital assets (including Fund shares) held by a non-corporate shareholder for more than 5 years are 8 percent and 18 percent (rather than 10 percent and 20 percent) for taxable years beginning after December 31, 2000. The 18-percent rate applies only to assets the holding period for which began after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisors before making such an election.


         Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

         A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

         If a Fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

         Dividends and distributions on each Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

         For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the Code) to a Fund's dividends paid from investment income to the extent derived from dividends received from U.S. corporations. However, any distributions received by a Fund from REITs will not qualify for the corporate dividends-received deduction. A Fund's investments in REIT equity securities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.


         Each fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is a United States person and is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 30% for amounts paid during 2002 and will be 30% for amounts paid during 2003, 29% for amounts paid during 2004 and 2005, and 28% for amounts paid during 2006 through 2010. The legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.



         Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans.


WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS

         Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of net realized long-term capital gains paid by a Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Foreign investors are subject to the backup withholding rules described above. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return. Also, foreign shareholders with respect to whom income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are resident in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.


         Recently revised U.S. Treasury regulations affecting the application to foreign investors of the backup withholding and withholding tax rules described above generally became effective for payments made on or after January 1, 2001 (although transition rules apply). In some circumstances, these rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in a Fund should consult their tax advisors with respect to the application of these new regulations.


FOREIGN TAX CREDITS


         If, at the end of the fiscal year, more than 50% of the value of the total assets of any Fund is represented by direct investments in stock or securities of foreign corporations, the Fund intends to make an election with respect to the relevant Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such case, the amounts of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code). Shareholders of any of the International Funds whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the relevant Fund, and may be disadvantaged as a result of the election described in this paragraph.


TAX IMPLICATIONS OF CERTAIN INVESTMENTS

         Certain of the Funds' investments, including assets "marked to the market" for federal income tax purposes, debt obligations issued or purchased at a discount and potentially so-called "index securities" (including inflation indexed bonds), will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

         The Funds' transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies may accelerate income, defer losses, cause adjustments in the holding periods of the Funds' securities and convert long-term capital gains into short-term capital gains and short-term capital losses into long-term capital losses. These transactions may affect the amount, timing and character of distributions to shareholders.

         Investment by the Fund in certain passive foreign investment companies ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a passive foreign investment company as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return.

         A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

         An Asset Allocation Fund will not be able to offset gains realized by one underlying Fund in which such Asset Allocation Fund invests against losses realized by another underlying Fund in which such Asset Allocation Fund invests. In addition, Funds that invest in other investment companies will not be able to offset gains realized by one underlying investment company against losses realized by another underlying investment company. Similarly, a Fund which invests in GMO Alpha LIBOR Fund and/or GMO Emerging Country Debt Fund will not be able to offset losses realized by either of those Funds against other income realized by the Fund. Also, depending on a Fund's percentage ownership in an underlying Fund, a redemption of shares of an underlying Fund by the investing Fund may cause the investing Fund to be treated as not receiving capital gain income on such redemption but instead as receiving a dividend taxable as ordinary income in an amount equal to the full amount of the distribution. Accordingly, the investment of a Fund in underlying Funds could affect the amount, timing and character of distributions to shareholders of such Fund.

LOSS OF REGULATED INVESTMENT COMPANY STATUS

         A Fund may experience particular difficulty qualifying as a regulated investment company in the case of highly unusual market movements, in the case of high redemption levels and/or during the first year of its operations. If the Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income will be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income, will be taxable to shareholders as ordinary income and subject to withholding in the case of non-U.S. shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.

                             PERFORMANCE INFORMATION

         Each Fund may from time to time include its total return in advertisements or in information furnished to present or prospective shareholders.

         Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, three, five, and ten years (or for such shorter or longer periods as shares of the Fund have been offered), calculated pursuant to the following formula: P (1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n
= the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that (i) the maximum purchase premium, if any, is deducted from the initial $1,000 payment, (ii) all dividends and distributions are reinvested when paid and (iii) the maximum redemption fee, if any, is charged at the end of the relevant period. Quotations of total return may also be shown for other periods. The Funds may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.

         The table below sets forth the average annual total return (before taxes) for Class III Shares of each Fund (except the GMO Tax-Managed U.S. Equities Fund, GMO Tax-Managed Small Companies Fund, and GMO Tax-Managed International Equities Fund, which returns are disclosed in a separate table below) for the one, three, five and ten year periods ending February 28, 2002 and for the period from the commencement of the Funds' operations until February 28, 2002:

                                        INCEPTION     1 YEAR       3 YEARS     5 YEARS      10 YEARS        SINCE
            FUND                          DATE          (%)          (%)          (%)          (%)       INCEPTION (%)
            ----                          ----          ---          ---          ---          ---       -------------
U.S. Core                                9/18/85       -6.16%        2.45%       11.08%       14.48%          15.63%
Tobacco-Free Core                       10/31/91       -7.45%        1.84%       11.10%       14.65%          14.76%
Value                                   11/13/90       -3.64%        5.40%        9.50%       13.24%          14.91%
Intrinsic Value                           8/2/99        2.16%         N/A          N/A          N/A            5.25%
Growth                                  12/30/88      -13.68%       -2.36%        9.30%       12.09%          14.80%

                                        INCEPTION     1 YEAR       3 YEARS     5 YEARS      10 YEARS        SINCE
            FUND                          DATE          (%)          (%)          (%)          (%)       INCEPTION (%)
            ----                          ----          ---          ---          ---          ---       -------------
Small Cap Value                         12/31/91       12.26%       14.94%       11.72%       14.34%          15.28%
Small Cap Growth                        12/31/96       -7.30%        1.21%        5.40%         N/A            4.85%
Real Estate                              5/31/96       13.73%       12.36%        4.46%         N/A            8.50%
International Disciplined Equity         1/29/02         N/A          N/A          N/A          N/A            2.00%
International Intrinsic Value            3/31/87      -10.60%        1.26%        2.87%        6.86%           7.93%
International Growth                    11/30/01         N/A          N/A          N/A          N/A           -1.75%
Currency Hedged International Equity     6/30/95       -5.38%        8.56%        8.18%         N/A           11.08%
Foreign(1)                               8/31/84       -9.33%        3.79%        5.43%        8.93%          14.98%
Foreign Small Companies(2)                1/4/95        1.59%       12.71%        6.85%         N/A            8.96%
International Small Companies           10/14/91       -9.04%        3.47%        2.37%        6.68%           6.04%
Emerging Markets                         12/9/93        9.38%       16.41%       -1.06%         N/A            2.72%
Emerging Countries                       8/29/97        8.73%       19.42%         N/A          N/A            0.07%
Asia                                     2/18/98        2.74%        7.27%         N/A          N/A           -0.88%
Domestic Bond                            8/18/94        6.62%        7.72%        7.77%         N/A            7.87%
Core Plus Bond                           4/30/97        8.53%        8.32%         N/A          N/A            7.71%
International Bond                      12/22/93       -3.80%       -1.24%        0.97%         N/A            5.58%
Currency Hedged International Bond       9/30/94        4.21%        7.65%        8.06%         N/A           12.47%
Global Bond                             12/28/95       -1.34%        1.02%        3.13%         N/A            4.24%
Emerging Country Debt                    4/19/94       17.64%       27.06%       10.96%         N/A           20.15%
Short-Term Income(3)                     4/18/90        3.73%        5.67%        5.48%        5.68%           5.95%
Global Hedged Equity                     7/29/94       13.32%       14.01%        6.01%         N/A            5.51%
Inflation Indexed Bond                   3/31/97        5.66%        8.54%         N/A          N/A            6.83%
Emerging Country Debt Share(4)           4/19/94       18.47%       27.31%       10.98%         N/A           20.16%
International Equity Allocation         10/11/96       -4.26%        6.07%        3.05%         N/A            3.78%
World Equity Allocation(5)               6/28/96        0.49%        8.67%        6.34%         N/A            7.06%
Global (U.S.+) Equity Allocation        11/26/96        1.12%        8.68%        8.74%         N/A            9.31%
Global Balanced Allocation(6)            7/29/96        4.43%        9.08%        8.23%         N/A           10.19%
U.S. Sector(7)                          12/31/92        9.80%       11.09%       12.88%         N/A           16.13%


(1) Performance information presented is that of the Fund's predecessor for all periods prior to June 28, 1996.

(2) Performance information presented is that of the Fund's predecessor for all periods prior to June 30, 2000.

(3) For the period from April 18, 1990 until June 30, 1991, the Fund operated as a money market fund.


(4) Performance information prior to 7/20/1998 (the Fund's inception date) is that of the Emerging Country Debt Fund.



(5) The Fund commenced operations on June 28, 1996 with two classes of shares -- Class I shares and Class II shares. Class I shares converted to Class III shares on January 9, 1998. Class II shares converted to Class III shares on October 16, 1996.



(6) The Fund commenced operations on July 29, 1996 with a single class of shares -- Class I shares. Class I and Class II shares converted to Class III shares on January 9, 1998.



(7) The Fund's performance during 2001 is positively affected by approximately 7.50% as a result of the Fund's receipt of proceeds from litigation settlements relating to securities held by the Fund during prior periods and accounted for by the Fund during 2001.



                  The table below sets forth the average annual total return (before and after taxes) for Class III Shares of the GMO Tax-Managed U.S. Equities Fund, GMO Tax-Managed Small Companies Fund, and GMO Tax-Managed International Equities Fund for the one, three, five and ten year periods ending February 28, 2002 and for the period from the commencement of the Funds' operations until February 28, 2002. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax return shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary.


                                                     INCEPTION       1 YEAR     3 YEARS     5 YEARS     10 YEARS         SINCE
                      FUND                             DATE            (%)         (%)        (%)         (%)         INCEPTION (%)
                      ----                             ----            ---         ---        ---         ---         -------------
TAX-MANAGED U.S. EQUITIES                             7/23/98
     Return Before Taxes                                             -5.78%       2.92%         N/A          N/A           4.50%
     Return After Taxes on Distributions                             -6.24%       2.46%         N/A          N/A           4.02%
     Return After Taxes on Distributions                             -3.55%       2.13%         N/A          N/A           3.40%
     and Sale of Fund Shares

TAX-MANAGED SMALL COMPANIES                            6/1/99
     Return Before Taxes                                             12.68%        N/A          N/A          N/A           7.17%
     Return After Taxes on Distributions                             12.03%        N/A          N/A          N/A           6.66%
     Return After Taxes on Distributions                              7.52%        N/A          N/A          N/A           5.48%
     and Sale of Fund Shares

TAX-MANAGED INTERNATIONAL EQUITIES                    7/29/98
     Return Before Taxes                                             -7.16%       1.94%         N/A          N/A           0.92%
     Return After Taxes on Distributions                             -8.11%       1.36%         N/A          N/A           0.39%
     Return After Taxes on Distributions                             -4.22%       1.38%         N/A          N/A           0.57%
     and Sale of Fund Shares

         Each Fund may also from time to time advertise net return and gross return data for each month and calendar quarter since the Fund's inception. Monthly and quarterly return data is calculated by linking daily performance for a Fund (current net asset value divided by prior net asset value), and assumes reinvestment of all dividends and gains. Monthly and quarterly performance data does not reflect payment of any applicable purchase premiums or redemption fees. All quotations of monthly and quarterly returns would be accompanied by standardized total return information. Information relating to a Fund's return for a particular month or calendar quarter is provided to permit evaluation of the Fund's performance and volatility in different market conditions, and should not be considered in isolation.

         From time to time, in advertisements, in sales literature, or in reports to shareholders, a Fund may compare its respective performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the Fund may compare its total return to rankings prepared by Lipper Analytical Services, Inc. or Morningstar, Inc., widely recognized independent services that monitor mutual fund performance; the Standard & Poor's 500 Stock Index ("S&P 500"), the MSCI EAFE or the Russell 2500, indices of unmanaged groups of common stock; or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

         Performance rankings and listings reported in national financial publications, such as Money Magazine, Barron's and Changing Times, may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including No Load Fund X, CDA Investment Technologies, Inc., Weisenberger Investment Companies Service, and Donoghue's Mutual Fund Almanac.

         Quotations of a Fund's gross return do not reflect any reduction for any Fund fees or expenses unless otherwise noted; if the gross return data reflected the estimated fees and expenses of the Fund, the returns would be lower than those shown. Quotations of gross return for a Fund for a particular month or quarter will be calculated in accordance with the following formula:

Gross Return =
Net Return + (Total Annual Operating Expense Ratio) (# of days in relevant period/365)


PERFORMANCE OBJECTIVES



With regard to certain Funds, the Manager has publicly stated that it seeks to achieve the stated performance objectives listed in the table below; there can be no assurances that the Manager will achieve these (or any other) stated objectives with respect to the Funds.



                        FUND                                          PERFORMANCE OBJECTIVE
                        ----                                          ---------------------
U.S. Core Fund                                         The Fund seeks to outperform its benchmark by 2%
                                                       per year over a complete market cycle.

Tobacco-Free Core Fund                                 The Fund seeks to outperform its benchmark by 2%
                                                       per year over a complete market cycle.

Intrinsic Value Fund                                   The Fund seeks to outperform its benchmark by 3%
                                                       per year over a complete market cycle.

Growth Fund                                            The Fund seeks to outperform its benchmark by 2%
                                                       per year over a complete market cycle.

Small Cap Value Fund                                   The Fund seeks to outperform its benchmark by 2%
                                                       per year over a complete market cycle.

Small Cap Growth Fund                                  The Fund seeks to outperform its benchmark by 3%
                                                       per year over a complete market cycle.

Real Estate Fund                                       The Fund seeks to outperform its benchmark by 1.5%
                                                       per year, net of fees.

Tax-Managed U.S. Equities Fund                         The Fund seeks to outperform its benchmark, on an
                                                       after-tax basis, by 1-2% per year over a complete
                                                       market cycle.

Tax-Managed Small Companies Fund                       The Fund seeks to outperform its benchmark, on an
                                                       after-tax basis, by 2-3% per year.

International Disciplined Equity Fund                  The Fund seeks to outperform its benchmark by 2%
                                                       per year, net of fees.

International Intrinsic Value Fund                     The Fund seeks to outperform its benchmark by 2-3%
                                                       per year, net of fees.

International Growth Fund                              The Fund seeks to outperform its benchmark by +3%
                                                       per year, with a tracking error of +/- 5% and
                                                       industry sectors to +/- 10%.

Currency Hedged International Equity Fund              The Fund seeks to outperform its benchmark by 2-3%
                                                       per year, net of fees.

Foreign Fund                                           The Fund seeks to outperform its benchmark by 3%
                                                       per year, net of fees.

Foreign Small Companies Fund                           The Fund seeks to outperform its benchmark by 3%
                                                       per year, net of fee, over a cycle.

International Small Companies Fund                     The Fund seeks to outperform its benchmark by 3-4%
                                                       per year, net of fees.

Emerging Markets Fund                                  The Fund seeks to outperform its benchmark by 4%
                                                       annually over a five year period.

Emerging Countries Fund                                The Fund seeks to outperform its benchmark by 4%
                                                       annually over a five year period

Asia Fund                                              The Fund seeks to outperform its benchmark by 4%
                                                       annually over a five year period.

Tax-Managed International Equities Fund                The Fund seeks to outperform its benchmark by 2.5%
                                                       to 3.5% after tax, per year, net of fees.

Domestic Bond Fund                                     The Fund seeks to outperform its benchmark by 0.25%
                                                       per year, net of fees.

Core Plus Bond Fund                                    The core portfolio seeks to match the duration of
                                                       and outperform the Fund's benchmark.

International Bond Fund                                The Fund seeks to outperform its benchmark.

Currency Hedged International Bond Fund                The Fund seeks to outperform its benchmark.

Global Bond Fund                                       The Fund seeks to outperform its benchmark.

Short Term Income Fund                                 The Fund seeks to outperform its benchmark.

International Equity Allocation Fund                   The Fund seeks to outperform its benchmark by 2-3%
                                                       per year.

World Balanced Allocation Fund                         The Fund seeks to outperform its benchmark by 2-3%
                                                       per year.

Global (U.S.+) Equity Allocation Fund                  The Fund seeks to outperform its benchmark by 2-3%
                                                       per year.

Global Balanced Allocation Fund                        The Fund seeks to outperform its benchmark by 2-3%
                                                       per year.

U.S. Sector Fund                                       The Fund seeks to outperform its benchmark by 2-3%
                                                       per year.


                             MANAGEMENT OF THE TRUST

The following tables present information regarding each Trustee and officer of GMO Trust (the

"Trust") as of June 30, 2002. Each Trustee's and officer's age as of June 30, 2002 is set forth in parentheses after his or her name. Unless otherwise noted,
(i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trust. Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. The term of office for each officer is until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.


                                                                                NUMBER OF
       NAME, AGE AND                                                          PORTFOLIOS IN
      POSITION(S) HELD        LENGTH OF TIME     PRINCIPAL OCCUPATION(S)       FUND COMPLEX              OTHER
       WITH THE TRUST             SERVED           DURING PAST 5 YEARS           OVERSEEN          DIRECTORSHIPS HELD
       --------------             ------           -------------------           --------          ------------------
NON INTERESTED TRUSTEES
Jay O. Light (60)             Since May 1996    Professor of Business               38                     *(1)
Trustee                                         Administration and Senior
                                                Associate Dean, Harvard
                                                University.

Donald W. Glazer, Esq. (57)   Since December    Advisory Counsel, Goodwin           38                    None
Trustee                       2000              Procter LLP; Secretary
                                                and Consultant, Provant,
                                                Inc. (provider of
                                                performance improvement
                                                training services and
                                                products) (1998 -
                                                present); Consultant --
                                                Business and Law.
INTERESTED TRUSTEE
R. Jeremy Grantham(2)  (63)   Since             Member, Grantham, Mayo, Van         38                    None
President-Quantitative and    September 1985    Otterloo & Co. LLC.
Chairman of the Trustees



OFFICERS
                                 POSITION(S) HELD           LENGTH            PRINCIPAL OCCUPATION(S)
       NAME AND AGE               WITH THE TRUST        OF TIME SERVED          DURING PAST 5 YEARS
       -------------              --------------        --------------          -------------------
Susan Randall Harbert (45)      Chief Financial       Chief Financial       Member, Grantham, Mayo, Van
                                Officer and           Officer since         Otterloo & Co. LLC.
                                Treasurer             February 2000;
                                                      Treasurer since



(1) Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of that Act and neither of these companies is a registered investment company.



(2) Trustee is deemed to be an "interested person" of the Trust, as defined by the 1940 Act, because of his affiliation with the Trust's Manager.

                                                      February 1998;
                                                      Assistant Treasurer
                                                      from May 1995
                                                      - February 1998.

Brent Arvidson (33)             Assistant Treasurer   Since August 1998     Senior Fund Administrator,
                                                                            Grantham, Mayo, Van Otterloo &
                                                                            Co. LLC (September 1997 -
                                                                            present); Senior Financial
                                                                            Reporting Analyst, John Hancock
                                                                            Funds (August 1996 - September
                                                                            1997)

Scott Eston (46)                Vice President        Since August 1998     Chief Financial Officer
                                                                            (1997-present), Chief Operating
                                                                            Officer (2000-present) and
                                                                            Member, Grantham, Mayo, Van
                                                                            Otterloo & Co. LLC; Senior
                                                                            Partner, Coopers & Lybrand
                                                                            (1987-1997).

William R. Royer,  Esq. (36)    Vice President and    Vice President        General Counsel and Member,
                                Clerk                 since February        Grantham, Mayo, Van Otterloo &
                                                      1997; Clerk since     Co. LLC.
                                                      March 2001; May
                                                      1999 - August 1999;
                                                      May 1995 - May 1997.

Elaine M. Hartnett, Esq. (57)   Vice President and    Vice President        Associate General Counsel,
                                Secretary             since August 1999;    Grantham, Mayo, Van Otterloo &
                                                      Secretary since       Co. LLC (June 1999 - present);
                                                      March 2001.           Associate/Junior Partner, Hale
                                                                            and Dorr LLP (1991 - 1999).



TRUSTEES' RESPONSIBILITIES. Subject to the provisions of the GMO Declaration of Trust, the business of the Trust, an open-end management investment company, shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove from their number members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove from their number members of the Board of Trustees with or without cause; elect and remove such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of

Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.


There are two standing committees of the Board of Trustees: the Independent Trustees/Audit Committee and the Pricing Committee. The Independent Trustees/Audit Committee assists the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The responsibilities of the committee are as follows: perform the specific tasks assigned to the independent Trustees pursuant to the 1940 Act, including periodic consideration of the investment management contracts of the Trust; oversee the audit process for the Trust and consider any questions raised by the independent accountants; select and nominate candidates to serve as independent Trustees of the Trust; review on a periodic basis the governance structures and procedures of the Trust; review proposed resolutions of conflict of interest that may arise in the business of the Trust and may have an effect on the shareholders of the Trust; and oversee matters requiring independent oversight of the Trust on behalf of the shareholders of the Trust. Shareholders may recommend trustee nominees to the Independent Trustees/Audit Committee to fill any vacancies that may occur in the Board by sending such recommendations to the Secretary of the Trust. Mr. Glazer and Mr. Light, the non-interested trustees, are members of the Independent Trustees/Audit Committee. During the fiscal year ending February 28, 2002, the committee held four meetings.



The Pricing Committee determines the fair value of the Trust's securities or other assets under certain circumstances, as described in the GMO Trust Pricing Policies adopted by the Board, as amended from time to time (the "Procedures"). To fulfill its responsibilities and duties the Pricing Committee periodically reviews the Procedures with the Manager and recommends changes (including the establishment of new pricing methodologies), if any, to the Board, and meets on an as-needed basis to determine the fair value of the Trust's securities or other assets, as described in the Procedures. Mr. Glazer and Mr. Light, the non-interested trustees, are members of the pricing committee; Mr. Grantham, the interested trustee, is an alternate member of the pricing committee. During the fiscal year ending February 28, 2002, the Pricing Committee held 15 committee meetings.






In determining to approve the most recent annual extension of each Fund's investment management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Manager and considered information provided by the Manager relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Management of the Trust" in the Prospectus and "Management of the Trust -- Officers" above. The Trustees also took into account the time and attention devoted by senior management to the Funds. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Manager to the Funds were appropriate to fulfill effectively the Manager's duties under the agreements. The Trustees also considered the business reputation of the Manager, its financial resources and its professional liability insurance coverage and concluded that the Manager would be able to meet any reasonably foreseeable obligations under the agreements.

The Trustees received information concerning the investment philosophy and investment process applied by the Manager in managing the Funds. See "Summaries of Fund Objectives, Principal Investment Strategies and Principal Risks" in the Prospectus. In this connection, the Trustees considered the Manager's in-house research capabilities as well as other resources available to the Manager's personnel, including research services available to the Manager as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Manager's investment process, research capabilities and philosophy were well suited to the Funds, given the Funds' investment objectives and policies.



The Trustees considered the scope of the services provided by the Manager to the Funds under the agreements relative to services provided by third parties to other mutual funds. The Trustees noted that the Manager's standard of care was comparable to that found in most mutual fund investment advisory agreements. See "Investment Advisory and Other Services" below. The Trustees concluded that the scope of the Manager's services to the Funds was consistent with the Funds' operational requirements, including, in addition to seeking to achieve the Funds' investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements and related shareholder services.



The Trustees considered the quality of the services provided by the Manager to the Funds. The Trustees evaluated the Manager's record with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of the Manager designed to fulfill the Manager's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Manager's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Trust - Code of Ethics" below), the procedures by which the Manager allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Manager in these matters. The Trustees also received information concerning standards of the Manager with respect to the execution of portfolio transactions.



The Trustees considered the Manager's management of non-advisory services provided by persons other than the Manager by reference, among other things, to the Fund's total expenses and the reputation of the Fund's other service providers. See "Summaries of Fund Objectives, Principal Investment Strategies and Principal Risks" in the Prospectus. The Trustees also considered information relating to each Fund's investment performance relative to its performance benchmark(s) and relative to funds with similar objectives managed by other managers. The Trustees reviewed performance over various periods, including one, five and ten year periods, where applicable (See "Summaries of Fund Objectives, Principal Investment Strategies and Principal Risks" in the Prospectus), the volatility of the Funds' returns, as well as factors identified by the Manager as contributing to the Funds' performance. See the Funds' annual reports. The Trustees also considered the competence of the personnel responsible for managing the Fund, the support those personnel received from the Manager, the investment techniques used to manage the Funds, and the overall competence of the Manager. The Trustees concluded that the scope and quality of the Manager's services was sufficient, in light of the Funds' investment performance, particular portfolio management techniques, the resources brought to bear by the Manager, the competence of the Manager, its personnel and systems, and the financial resources of the Manager, to merit reapproval of the agreement for another year.



In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information prepared by Lipper Inc. concerning fees paid to investment managers of funds with similar objectives. The Trustees also considered possible economies of scale to the Manager. The Trustees evaluated the Manager's profitability with respect to the Funds, concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be "excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Manager, but also so-called "fallout benefits" to the Manager such as reputational value derived from serving as investment Manager to the Funds and the research services available to the Manager by reason of brokerage business generated by the Funds. In evaluating the Funds' advisory fees, the Trustees also took into account the sophistication of the investment techniques used to manage each of the Funds.



Based on the foregoing, the Trustees concluded that the fees to be paid the Manager under the advisory agreements were fair and reasonable, given the scope and quality of the services rendered by the Manager.


Trustee Fund Ownership

The following table sets forth ranges of Trustees' beneficial share ownership in Funds of the Trust as of December 31, 2001.


                                                                                 AGGREGATE DOLLAR RANGE OF FUND
                                                                                       SHARES OWNED IN ALL
                                                   DOLLAR RANGE OF FUND                  GMO TRUST FUNDS
                  NAME/FUND                            SHARES OWNED                    OVERSEEN BY TRUSTEE
                  ---------                            ------------                    -------------------
NON-INTERESTED TRUSTEES
Jay O. Light
                                                           None                                None
Donald W. Glazer                                                                          over $100,000
   Asia Fund                                           over $100,000
   Emerging Country Debt Fund                          over $100,000
   Foreign Small Companies Fund                        $50,001-$100,000
   Emerging Markets Fund                               over $100,000
   Real Estate Fund                                    over $100,000

INTERESTED TRUSTEE
R. Jeremy Grantham                                                                        over $100,000
   Asia Fund                                           over $100,000
   Emerging Markets Fund                               over $100,000
   Emerging Country Debt Fund                          over $100,000
   Emerging Countries Fund                             over $100,000
   Foreign Small Companies Fund                        over $100,000
   Global Hedged Equity Fund                           over $100,000
   Inflation Indexed Bond Fund                         over $100,000
   International Small Companies Fund                  over $100,000
   Real Estate Fund                                    over $100,000
   U.S. Sector Fund                                    over $100,000
   Short-Term Income Fund                              over $100,000
   Small Cap Value Fund                                over $100,000
   Tax-Managed Small Companies Fund                    over $100,000
   Tax-Managed U.S. Equities Fund                      over $100,000


Non-Interested Trustee Ownership of Securities Issued by the Manager or Principal Underwriter

None.

Non-Interested Trustee Ownership of Related Companies

The following table sets forth information about securities owned by non-interested trustees and their family members as of December 31, 2001 in entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, Inc., the Funds' principal underwriter.


                            NAME OF
                          OWNER(S) AND
       NAME OF          RELATIONSHIP TO
NON-INTERESTED TRUSTEE      TRUSTEE           COMPANY        TITLE OF CLASS   VALUE OF SECURITIES      % OF CLASS
               -------      -------           -------        --------------   -------------------      ----------
Jay O. Light                  N/A               None              N/A                 N/A                   N/A

Donald W. Glazer              Self           GMO Brazil         Limited             $237,032               1.95%
                                            Sustainable       partnership
                                            Forest Fund,        interest
                                           LP, a private
                                             investment
                                          company managed
                                            by Renewable
                                           Resources LLC,
                                          an affiliate of
                                           the Manager.*

                                          GMO Tax-Managed       Limited             $241,044                1.4%
                                          Absolute Return     partnership
                                          Fund, a private       interest
                                             investment
                                          company managed
                                               by the
                                             Manager.**


* The Manager may be deemed to "control" this fund by virtue of its ownership interest in and role as Managing Member of Renewable Resources LLC.

** The Manager may be deemed to "control" this fund by virtue of its serving as investment manager of the fund.


REMUNERATION. Each non-interested Trustee receives an annual retainer from the Trust for his services. No additional compensation is paid to any non-interested Trustee for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees, although the Trust does reimburse non-interested Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at such seminars or conferences. Non-interested Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.


During the fiscal year ending February 28, 2002, other than as set forth in the table below, no Trustee or officer of the Trust received any direct compensation from the Trust or any series thereof:

                                   AGGREGATE         PENSION OR RETIREMENT      ESTIMATED ANNUAL
                                 COMPENSATION      BENEFITS ACCRUED AS PART      BENEFITS UPON      TOTAL COMPENSATION
NAME OF PERSON, POSITION          FROM TRUST            OF FUND EXPENSES           RETIREMENT         FROM THE TRUST
------------------------          ----------            ----------------           ----------         --------------
Jay O. Light, Trustee               $80,000                   N/A                     N/A                 $80,000
Donald W. Glazer, Esq.,             $80,000                   N/A                     N/A                 $80,000
Trustee



Messrs. Grantham, Royer and Eston, and Ms. Harbert do not receive any compensation from the Trust, but as members of the Manager will benefit from the management fees paid by each Fund of the Trust.



Except as set forth below, as of June 7, 2002, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund of the Trust.



                                                                AGGREGATE %
             FUND                            CLASS          OWNERSHIP INTEREST
             ----                            -----          ------------------
Asia Fund                                     III                  2.95%
Emerging Countries Fund                       III                  2.71%
Global Hedged Equity Fund                     III                 20.61%
International Small Companies Fund            III                  1.06%
U.S. Sector Fund                              III                  4.91%
Short Term Income Fund                        III                 14.29%
Tax-Managed Small Companies Fund              III                  3.53%
Tax-Managed U.S. Equities Fund                III                  5.78%


CODE OF ETHICS. Each of the Trust and the Manager has adopted a Code of Ethics pursuant to the requirement of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with certain conditions relating to such persons' position, the identity of the security, the timing of the transaction and similar factors. Transactions in securities that may be held by the Funds are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Management Contracts

As disclosed in the Prospectus under the heading "Management of the Trust," under separate Management Contracts (each a "Management Contract") between the Trust and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager will furnish continuously an investment program for each Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions--Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.


         As is disclosed in the Prospectus, the Manager has contractually agreed to reimburse each Fund with respect to certain Fund expenses through at least June 30, 2003.


         Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         Each Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not "interested persons" of the Manager) and by the relevant Fund's sole initial shareholder in connection with the organization of the Trust and the establishment of the Funds. Each Management Contract will continue in effect for a period more than two years from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

         For each Fund, the Management Fee is calculated based on a fixed percentage of the Fund's average daily net assets. In the last three fiscal years, the Funds have paid the following amounts as Management Fees to the Manager pursuant to the relevant Management Contract:


                                 Gross        Reduction         Net
                                 -----        ---------         ---
U.S. CORE FUND

Year ended 2/28/02            $ 9,046,063    $   630,859    $ 8,415,204
Year ended 2/28/01             10,479,887        725,580      9,754,307
Year ended 2/29/00             11,161,595        738,607     10,422,988

TOBACCO-FREE CORE FUND

Year ended 2/28/02            $ 1,116,757    $   144,739    $   972,018
Year ended 2/28/01                983,545        137,083        846,462
Year ended 2/29/00                855,754        135,558        720,196

VALUE FUND

Year ended 2/28/02            $ 1,127,722    $   135,730    $   991,992
Year ended 2/28/01              1,015,443        108,675        906,768
Year ended 2/29/00                996,644        102,057        894,587

                                                   Gross        Reduction         Net
                                                   -----        ---------         ---
INTRINSIC VALUE FUND

Year ended 2/28/02                              $   310,176    $    85,382    $   224,794
Year ended 2/28/01                                  152,686         78,996         73,690
Commencement of Operations                           76,163         57,918         18,245
(8/2/99) - 2/29/00

GROWTH FUND

Year ended 2/28/02                              $   376,301    $    82,077    $   294,224
Year ended 2/28/01                                  543,233        110,683        432,550
Year ended 2/29/00                                  579,315        101,280        478,035

SMALL CAP VALUE FUND

Year ended 2/28/02                              $   998,099    $   134,464    $   863,635
Year ended 2/28/01                                1,005,880        180,267        825,613
Year ended 2/29/00                                1,119,033        196,165        922,868

SMALL CAP GROWTH FUND

Year ended 2/28/02                              $    62,029    $    62,029    $         0
Year ended 2/28/01                                  153,413         86,071         67,342
Year ended 2/29/00                                  430,598        142,477        288,121

REAL ESTATE FUND

Year ended 2/28/02                              $   836,718    $    74,788    $   761,930
Year ended 2/28/01                                  713,588         69,761        643,827
Year ended 2/29/00                                  705,890         73,067        632,823

TAX-MANAGED U.S. EQUITIES FUND

Year ended 2/28/02                              $    50,506    $    50,506    $         0
Year ended 2/28/01                                   32,711         32,711              0
Year ended 2/29/00                                   36,665         36,665              0

TAX-MANAGED SMALL COMPANIES FUND

Year ended 2/28/02                              $   197,764    $    73,135    $   124,629

                                                   Gross        Reduction         Net
                                                   -----        ---------         ---
Year ended 2/28/01                                  221,127         68,649        152,478
Commencement of Operations                          148,043         55,780         92,263
(6/1/99) through 2/29/00

INTERNATIONAL DISCIPLINED EQUITY FUND

Commencement of Operations                      $    13,823    $    13,823    $         0
(1/29/02) through 2/28/02

INTERNATIONAL INTRINSIC VALUE FUND

Year ended 2/28/02                              $ 7,578,601    $ 1,354,121    $ 6,224,480
Year ended 2/28/01                                9,826,264      1,517,826      8,308,438
Year ended 2/29/00                               13,366,668      2,144,089     11,222,579

INTERNATIONAL GROWTH FUND

Commencement of Operations (11/30/01)           $    78,075    $    78,075    $         0
through 2/28/02

CURRENCY HEDGED INTERNATIONAL EQUITY FUND

Year ended 2/28/02                              $   317,797    $   317,797    $         0
Year ended 2/28/01                                  645,488        450,137        195,351
Year ended 2/29/00                                  886,758        536,312        350,446

FOREIGN FUND

Year ended 2/28/02                              $ 7,274,098    $ 1,084,904    $ 6,189,194
Year ended 2/28/01                                7,255,446      1,118,314      6,137,132
Year ended 2/29/00                                7,261,054      1,196,212      6,064,842

FOREIGN SMALL COMPANIES FUND

Year ended 2/28/02                              $   669,121    $   243,762    $   425,359
Commencement of Operations                          197,911        121,801         76,110
(6/30/00) though 2/28/01

                                                   Gross        Reduction         Net
                                                   -----        ---------         ---
INTERNATIONAL SMALL COMPANIES FUND

Year ended 2/28/02                              $ 1,303,574    $   469,367    $   834,207
Year ended 2/28/01                                1,038,239        372,419        665,820
Year ended 2/29/00                                1,000,168        395,818        604,350

EMERGING MARKETS FUND

Year ended 2/28/02                              $ 8,842,173    $   186,056    $ 8,656,117
Year ended 2/28/01                                8,654,651        237,151      8,417,500
Year ended 2/29/00                                8,754,687        296,467      8,458,220

EMERGING COUNTRIES FUND

Year ended 2/28/02                              $   315,128    $    83,437    $   231,691
Year ended 2/28/01                                  359,947         81,883        278,064
Year ended 2/29/00                                  336,947         86,122        250,825

ASIA FUND

Year ended 2/28/02                              $   806,840    $    85,894    $   720,946
Year ended 2/28/01                                  877,149         79,077        798,072
Year ended 2/29/00                                   28,350         84,198        844,152

TAX-MANAGED INTERNATIONAL EQUITIES FUND

Year ended 2/28/02                              $   391,476    $   294,539    $    96,937
Year ended 2/28/01                                  520,892        324,560        196,332
Year ended 2/29/00                                  411,732        261,860        149,872

DOMESTIC BOND FUND

Year ended 2/28/02                              $   163,964    $    84,907    $    79,057
Year ended 2/28/01                                  160,788         72,412         88,376
Year ended 2/29/00                                  170,540         80,033         90,507

CORE PLUS BOND FUND

Year ended 2/28/02                              $   536,527    $   191,604    $   344,923
Year ended 2/28/01                                  263,280        130,212        133,068
Year ended 2/29/00                                  309,352         22,918         86,434

                                                   Gross        Reduction         Net
                                                   -----        ---------         ---
INTERNATIONAL BOND FUND

Year ended 2/28/02                              $   420,962    $   179,636    $   241,326
Year ended 2/28/01                                  376,243        148,491        227,752
Year ended 2/29/00                                  417,278         65,415         51,863

CURRENCY HEDGED INTERNATIONAL BOND FUND

Year ended 2/28/02                              $    41,947    $    41,947    $         0
Year ended 2/28/01                                  725,364        208,577        516,787
Year ended 2/29/00                                  781,487        238,584        542,903

GLOBAL BOND FUND

Year ended 2/28/02                              $   528,110    $   218,049    $   310,061
Year ended 2/28/01                                  421,528        181,236        240,292
Year ended 2/29/00                                   65,979         44,660        221,319

EMERGING COUNTRY DEBT FUND

Year ended 2/28/02                              $ 3,461,906    $   167,120    $ 3,294,786
Year ended 2/28/01                                3,469,039        303,930      3,165,109
Year ended 2/29/00                                2,943,719        252,112      2,691,607

SHORT-TERM INCOME FUND

Year ended 2/28/02                              $    19,439    $    19,439    $         0
Year ended 2/28/01                                   20,370         20,370              0
Year ended 2/29/00                                   25,341         25,341              0

GLOBAL HEDGED EQUITY FUND

Year ended 2/28/02                              $   128,250    $   128,250    $         0
Year ended 2/28/01                                  258,902        258,902              0
Year ended 2/29/00                                  253,727         53,727              0

                                                   Gross        Reduction         Net
                                                   -----        ---------         ---
INFLATION INDEXED BOND FUND

Year ended 2/28/02                              $    90,483    $    84,673    $     5,810
Year ended 2/28/01                                   60,046         60,046              0
Year ended 2/29/00                                   41,797         41,797              0

EMERGING COUNTRY DEBT SHARE FUND

Year ended 2/28/02                              $         0    $         0    $         0
Year ended 2/28/01                                        0              0              0
Year ended 2/29/00                                        0              0              0

INTERNATIONAL EQUITY ALLOCATION FUND

Year ended 2/28/02                              $         0    $         0    $         0
Year ended 2/28/01                                        0              0              0
Year ended 2/29/00                                        0              0              0

WORLD EQUITY ALLOCATION FUND

Year ended 2/28/02                              $         0    $         0    $         0
Year ended 2/28/01                                        0              0              0
Year ended 2/29/00                                        0              0              0

GLOBAL (U.S.+) EQUITY ALLOCATION FUND

Year ended 2/28/02                              $         0    $         0    $         0
Year ended 2/28/01                                        0              0              0
Year ended 2/29/00                                        0              0              0

                                                   Gross        Reduction         Net
                                                   -----        ---------         ---
GLOBAL BALANCED ALLOCATION FUND

Year ended 2/28/02                              $         0    $         0    $         0
Year ended 2/28/01                                        0              0              0
Year ended 2/29/00                                        0              0              0

U.S. SECTOR FUND

Year ended 2/28/02                              $       866    $       866    $         0
Year ended 2/28/01                                    2,537          2,537              0
Year ended 2/29/00                                   46,391         46,391              0



In the event that the Manager ceases to be the Manager of the Fund, the right of the Trust to use the identifying name "GMO" may be withdrawn.


         Custodial Arrangements. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, and Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, serve as the Trust's custodians on behalf of the Funds. As such, IBT or BBH holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, IBT or BBH receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. Each of IBT and BBH also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

         Shareholder Service Arrangements. As disclosed in the Prospectus, pursuant to the terms of a single Servicing Agreement with each Fund of the Trust, GMO provides direct client service, maintenance and reporting to shareholders of the Funds. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Manager or the Trust). The Servicing Agreement will continue in effect for a period of more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and (ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days' written notice to the other party.

         The Trust entered into the Servicing Agreement with GMO on May 30, 1996. Pursuant to the terms of the Servicing Agreement, in the last three fiscal years each Fund paid GMO the following amounts (after reimbursement by GMO):

                                                March 1, 1999       March 1, 2000       March 1, 2001
                                                    Through            Through             Through
                                               February 29, 2000  February 28, 2001   February 28, 2002
                                               -----------------  -----------------   -----------------
U.S. Core Fund                                    $4,407,831          $4,200,494          $3,595,918
Tobacco-Free Core Fund                               388,979             447,066             437,153
Value Fund                                           324,993             331,123             367,700
Intrinsic Value Fund                                  34,620              69,403             140,989
Growth Fund                                          263,325             246,924             171,046
Small Cap Value Fund                                 508,651             457,218             453,681
Small Cap Growth Fund                                195,726              69,733              28,195
Real Estate Fund                                     196,081             198,219             232,422
Tax-Managed U.S. Equities Fund                        16,666              14,869              22,957
Tax-Managed Small Companies Fund                      40,375              60,307              53,936
International Disciplined Equity Fund(a)                  --                  --               5,183
International Intrinsic Value Fund                 3,478,692           2,624,277           1,995,630
International Growth Fund(b)                              --                  --              21,687
Currency Hedged International                        198,588             144,922              54,121
    Equity Fund
Foreign Fund                                       1,768,087           1,770,412           1,791,397
Foreign Small Companies Fund                              --              42,410             143,383
International Small Companies Fund                   250,044             259,560             325,894
Emerging Markets Fund                              1,461,556           1,392,256           1,408,844
Emerging Countries Fund                               77,765              83,066              72,726
Asia Fund                                            171,917             162,435             149,406
Tax-Managed International Equities                   114,370             144,693             108,743
     Fund
Domestic Bond Fund                                   255,809             241,182             245,946
Core Plus Bond Fund                                  185,609             154,138             309,645
International Bond Fund                              250,367             220,399             241,241
Currency Hedged International Bond                   468,892             435,210              24,127
    Fund
Global Bond Fund                                     288,931             325,230             400,082
Emerging Country Debt Fund                         1,061,617           1,193,586           1,213,249
Short-Term Income Fund                                76,023              61,111              58,315
Global Hedged Equity Fund                              8,662              11,974               5,318
Inflation Indexed Bond Fund                           62,695              90,070             135,724
Emerging Country Debt Share Fund                           0                   0                   0
International Equity Allocation Fund                       0                   0                   0
World Equity Allocation Fund                               0                   0                   0
Global (U.S.+) Equity Allocation                           0                   0                   0
   Fund
Global Balanced Allocation Fund                            0                   0                   0
U.S. Sector Fund                                           0                   0                   3



(a) Shareholder servicing fees for the Fund reflect fees paid by the Fund to GMO from the Fund's commencement of operations on January 29, 2002 through February 28, 2002.



(b) Shareholder servicing fees for the Fund reflect fees paid by the Fund to GMO from the Fund's commencement of operations on November 30, 2001 through February 28, 2002.

         Independent Accountants. The Trust's independent accountants are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust's financial statements, assists in the preparation of each Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.

         Distributor. Funds Distributor, Inc. ("FDI"), 60 State Street, Boston, Massachusetts 02109, serves as the Trust's distributor on behalf of the Funds. GMO pays all distribution-related expenses of the Funds (other than distribution fees paid pursuant to the Distribution and Service (12b-1) Plan for Class M Shares or administrative fees related thereto).

         Counsel. Ropes & Gray, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust.

                             PORTFOLIO TRANSACTIONS

         The purchase and sale of portfolio securities for each Fund and for the other investment advisory clients of the Manager are made by the Manager with a view to achieving their respective investment objectives. For example, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, therefore, one client may indirectly sell a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

         Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (a) such securities meet the investment objectives and policies of the Fund; (b) such securities are acquired for investment and not for resale; (c) such securities are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) such securities have a value which is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, NASDAQ or a recognized foreign exchange.

         Brokerage and Research Services. In placing orders for the portfolio transactions of each Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are subjective considerations.

         Over-the-counter transactions often involve dealers acting for their own account. It is the Manager's policy to place over-the-counter market orders for the U.S. Funds with primary market makers unless better prices or executions are available elsewhere.

         Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for a Fund, the Manager will receive such services from brokers who are expected to handle a substantial amount of the Funds' portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Manager uses such research in servicing other clients as well as the Funds.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 and subject to such policies as the Trustees of the Trust may determine, the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

         During the three most recent fiscal years, the Trust paid, on behalf of the Funds, the following amounts in brokerage commissions:


                                        March 1, 1999      March 1, 2000       March 1, 2001
                                           Through             Through             Through
                                      February 29, 2000   February 28, 2001   February 28, 2002
                                      -----------------   -----------------   -----------------
U.S. Core Fund                             $3,385,122         $3,138,091         $4,011,978
Tobacco-Free Core Fund                        293,723            314,138            500,744
Value Fund                                    728,107            805,517            938,312
Intrinsic Value Fund                           16,196             50,965            162,077
Growth Fund                                    81,237            180,021            318,261
Small Cap Value Fund                          690,450            880,659            649,491
Small Cap Growth Fund                         409,182            211,175             75,391
Real Estate Fund                               95,220            100,996            118,883
Tax-Managed U.S. Equities Fund                  5,617             20,728             26,062
Tax-Managed Small Companies                    96,276            196,916             79,962
      Fund
International Disciplined Equity                                                      7,470
    Fund(a)
International Intrinsic Value Fund          3,416,885          1,874,882          1,222,132
International Growth Fund(b)                                                         35,943

Currency Hedged International                 269,798            105,183             16,681
      Equity Fund
Foreign Fund                                2,242,126          2,055,646          1,382,979
Foreign Small Companies Fund                       --             81,462            301,543
International Small Companies                 195,830            191,406            186,997
      Fund

                                          March 1, 1999       March 1, 2000    March 1, 2001
                                             Through             Through           Through
                                        February 29, 2000  February 28, 2001  February 28, 2002
                                        -----------------  -----------------  -----------------
Emerging Markets Fund                       7,151,287           7,202,353         6,127,179
Emerging Countries Fund                       600,235             347,360           317,735
Asia Fund                                   1,188,954             934,345           448,946
Tax-Managed International                     105,176             142,619            83,829
      Equities Fund
Domestic Bond Fund                             25,903              33,506            32,442
Core Plus Bond Fund                            33,858              81,476            60,752
International Bond Fund                        31,558                                22,991
Currency Hedged International                  62,086                                 2,038
      Bond Fund
Global Bond Fund                               33,865                                36,748
Emerging Country Debt Fund                     53,772                                23,322
Short-Term Income Fund                             --                  --                --
Global Hedged Equity Fund                      23,883              29,875            49,720
Inflation Indexed Bond Fund                        --                  --                --
Emerging Country Debt Share                        --                  --                --
  Fund
International Equity Allocation                    --                  --                --
  Fund
World Equity Allocation Fund                       --                  --                --
Global (U.S.+) Equity Allocation                   --                  --                --
   Fund
Global Balanced Allocation Fund                    --                  --                --
U.S. Sector Fund                                   --                  --                --



(a) Brokerage commissions for the Fund reflect commissions generated from the Fund's commencement of operations on January 29, 2002 through February 28, 2002.



(b) Brokerage commissions for the Fund reflect commissions generated from the Fund to GMO from the Fund's commencement of operations on November 30, 2001 through February 28, 2002.


                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES


         The Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on the last day of February.



         Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of thirty-nine series: U.S. Core Fund; Tobacco-Free Core Fund; Value Fund; Intrinsic Value Fund; Growth Fund; Small Cap Value Fund; Small Cap Growth Fund; Real Estate Fund; Tax-Managed U.S. Equities Fund; Tax-Managed Small Companies Fund; International Disciplined Equity Fund; International Intrinsic Value Fund; International Growth Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Emerging Countries Fund; Asia Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; Core Plus Bond Fund; International Bond Fund; Currency Hedged International

Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Term Income Fund; Global Hedged Equity Fund; Inflation Indexed Bond Fund; Emerging Country Debt Share Fund; International Equity Allocation Fund; World Equity Allocation Fund; Global (U.S.+) Equity Allocation Fund; Global Balanced Allocation Fund; U.S. Sector Fund; Pelican Fund; Alpha LIBOR Fund; and International Core Plus Allocation Fund. Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial and transfer agency expenses, but there is no present intention to make such charges.


         The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the affect of any future regulatory requirements which might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to nine classes of shares for each series of the Trust: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares and Class M Shares.


         The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.


         On June 3, 2002 the following shareholders held greater than 25% of the outstanding shares of a series of the Trust:



FUND                                                  SHAREHOLDERS
----                                                  ------------
GMO Growth Fund                                       Surdna Foundation Inc
                                                      Attn Mark De Venoge
                                                      330 Madison Avenue 30th Floor
                                                      New York, NY  10017-5001

                                                      The Northern Trust Company, Trustee of The
                                                      Aerospace Corporation Employees
                                                      Retirement Plan Trust
                                                      Attn Mutual Funds
                                                      P.O. Box 92956

FUND                                                  SHAREHOLDERS
----                                                  ------------
                                                      Chicago, IL  60675

GMO Value Fund                                        Leland Stanford Junior University II
                                                      Stanford Management Company
                                                      2770 Sand Hill Road
                                                      Menlo Park, CA  94025

GMO Short-Term Income Fund                            Bost & Co A/C NYXF1049822
                                                      (Verizon-STIF)
                                                      Mutual Funds Operations
                                                      P.O. Box 3198
                                                      Pittsburgh, PA  15230-3198

GMO Small Cap Value Fund                              Bost & Co A/C WFHF6202002
                                                      FBO The Hewlett Foundation
                                                      Attn Mutual Funds Operations
                                                      P.O. Box 3198
                                                      Pittsburgh, PA  15230-3198

GMO U.S. Sector Fund                                  Wadsworth Atheneum Museum of Art
                                                      Attn David Baxter
                                                      600 Main Street
                                                      Hartford, CT  06103

GMO International Bond Fund                           Bost & Co A/C NYXF1049812
                                                      (Verizon-IBF)
                                                      Mutual Funds Operations
                                                      P.O. Box 3198
                                                      Pittsburgh, PA  15230-3198

                                                      Saturn & Co A/C 4600712
                                                      c/o Investors Bank & Trust Co TR
                                                      FBO The John Hancock Financial Service Inc
                                                      Pension Plan
                                                      P.O. Box 9130 FPG90
                                                      Boston, MA 02117-9130

GMO Small Cap Growth Fund                             Bost & Co A/C WFHF6202002
                                                      FBO The Hewlett Foundation
                                                      Attn Mutual Funds Operations
                                                      P.O. Box 3198
                                                      Pittsburgh, PA  15230-3198

GMO Domestic Bond Fund                                Trust for Millipore Corporation
                                                      Invested Employee Plans - DBF
                                                      Attn Sandra Silvestro
                                                      80 Ashby Road M/S E4H
                                                      Bedford, MA  01730

FUND                                                  SHAREHOLDERS
----                                                  ------------
GMO Currency Hedged International Bond Fund           Metropolitan Opera Association Inc
                                                      Attn Ms Freda Gimpel
                                                      Metropolitan Opera Association Inc
                                                      Lincoln Center Rm 423A Finance Dept
                                                      New York, NY 10023

                                                      GMO Global Balanced Allocation Fund
                                                      Attn Ms Julie Coady
                                                      c/o Gmo
                                                      40 Rowes Wharf
                                                      Boston, MA  02110

GMO Currency Hedged International Equity Fund         The Edna McConnell Clark Foundation Inc
                                                      Attn Mr. Ralph Stefano
                                                      Director of Finance
                                                      250 Park Avenue
                                                      New York, NY  10177-0026

GMO Global Bond Fund                                  Fresno County Employees' Retirement Association
                                                      Attn Gary W Peterson
                                                      P.O. Box 1247
                                                      2281 Tulare Street
                                                      Fresno, CA  93715

GMO World Balanced Allocation Fund                    Mars & Co (Bridgewater College)
                                                      c/o Investors Bank & Trust
                                                      P.O. Box 9130
                                                      Boston, MA  02117

GMO Global (U.S. +) Allocation Fund                   Bost & Co
                                                      Yale Trusts
                                                      P.O. Box 534005
                                                      Pittsburgh, PA  15253-4005

GMO Core Plus Bond Fund                               Bost & Co A/C NYXF174740
                                                      (Verizon-Core Plus)
                                                      Attn Mutual Funds Operations
                                                      P.O. Box 3198
                                                      Pittsburgh, PA  15230-3198

GMO Emerging Countries Fund                           Duke University Long-Term
                                                      (Endowment) Pool - Emerging
                                                      c/o Duke Management Company
                                                      2200 W. Main St., Suite 1000
                                                      Durham, NC  27705

GMO Asia Fund                                         Princeton University TR

FUND                                                  SHAREHOLDERS
----                                                  ------------
                                                      Attn John D Sweeney
                                                      P.O. Box 35
                                                      Princeton, NJ  08544

GMO Tax-Managed U.S. Equities Fund                    Alexander Family Trust
                                                      c/o Groves-Alexander
                                                      700 N. St. Mary's St. #1200
                                                      San Antonio, TX  78205

GMO Tax-Managed International Equities Fund           Gordon Family Trust
                                                      1325 Airmotive Way Suite 264
                                                      Reno NV  89502

                                                      The Northern Trust TR
                                                      Mars Benefit Trust
                                                      P.O. Box 92956
                                                      Chicago, IL  60675

GMO Intrinsic Value Fund                              Princeton University TR
                                                      Attn John D Sweeney
                                                      P.O. Box 35
                                                      Princeton, NJ  08544

GMO Emerging Country Debt Share Fund                  Sprint Corporate Master Trust
                                                      6220 Sprint Parkway
                                                      Overland Park, KS  66251

GMO Tax-Managed Small Companies Fund                  Bost & Co A/C WBHF7000702
                                                      FBO WB Hilton Crut
                                                      Mutual Funds Operations
                                                      P.O. Box 3198
                                                      Pittsburgh, PA  15230-3198

GMO Foreign Small Companies Fund                      The University of Chicago
                                                      Attn Regina Manikowski
                                                      450 N. Cityfront Plaza Drive Suite 440
                                                      Chicago, IL  60611

GMO International Disciplined Equity Fund             Mac & Co A/C KREF0756022
                                                      Kresge Foundation
                                                      Attn Mutual Fund Operations
                                                      P.O. Box 3198
                                                      Pittsburgh, PA  15230-3198

                                                      Northern Trust Company as Custodian FB
                                                      The Nathan Cummings Foundation
                                                      A/C 26-32949
                                                      P.O. Box 92956

FUND                                                  SHAREHOLDERS
----                                                  ------------
                                                      Chicago, IL  60675-2956

GMO International Growth Fund                         Bost & Co A/C NYXF1776502
                                                      (Verizon-Intl Growth)
                                                      Mutual Funds Operations
                                                      P.O. Box 3198
                                                      Pittsburgh, PA  15230-3198


As a result, such shareholders may be deemed to "control" their respective series as such term is defined in the 1940 Act.

                                  VOTING RIGHTS

         Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the Investment Company Act of 1940, shares shall be voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of such affected Funds shall be entitled to vote thereon. Shareholders of one Fund shall not be entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the other Fund and the approval of the investment advisory contracts of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except with respect to matters that affect only that class of shares and as otherwise required by law.

         There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

                        SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund of which he is or was a shareholder would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject to by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

              BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS' SHARES


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class II Shares of the U.S. Core Fund as of June 3, 2002:



              Name and Address                                      % Ownership
              ----------------                                      -----------
Wheeler & Co. f/b/o The Hyams Foundation, Inc.                         13.8
Hutchins Wheeler & Dittmar
Attn.:  Mr. James T. Robinson
101 Federal Street
Boston, MA  02110

Mac & Co. A/C RHFF0207002                                               9.6
(Rose Hills Fdn.)
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA  1523-03198

Charles Schwab & Co. Inc.                                               8.5
Special Custody Account - NSCC
101 Montgomery Street
Attn.:  Mutual Funds
San Francisco, CA  94104

The Trustees of Reservations General Endowment                          8.1
572 Essex Street
Beverly, MA  01915

The Clowes Fund Inc                                                     6.6
Attn Beth Casselman
320 N. Meridian St #316
Indianapolis, IN  46204



         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the U.S. Core Fund as of June 3, 2002:

           Name and Address                                        % Ownership
           ----------------                                        -----------
Yale University                                                        23.6
230 Prospect Street
Attn: Theodore D. Seides
New Haven, CT 06511

Bost & Co. A/C WFHF6202002                                             20.1
FBO The Hewlett Foundation
Attn: Mutual Funds Operations
PO Box 3198
Pittsburgh, PA 15230-3198

Employee Retirement Plan of Safeway In                                 18.5
5918 Stoneridge Mall Road
Pleasanton, CA 94588-3229

University of Rochester                                                18.1
Attn.:  Joyce A. Johnson
Wallis Hall, Suite 263
River Campus Box 270012
Rochester, NY  14627-0012

Duke University Long Term Endowment PO                                  8.4
2200 West Main Street
Suite 1000
Attn.:  Portfolio Accounting
Durham, NC  27705

Corning Retirement Master Trust                                         6.9
Attn.:  Mr. Robert J Grassi
Director Investment Services
Corning Inc
One Riverfront Plaza HQ-E2
Corning, NY  14831-0001



         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class V Shares of the U.S. Core Fund as of June 3, 2002:



    Name and Address                                               % Ownership
    ----------------                                               -----------
NRECA                                                                  92.7
Attn Patricia A Murphy
Investment Division
4301 Wilson Boulevard
RS18-305
Arlington, VA  22203-1860

Mr. Peter Manley                                                        7.3
GMO US Core Equity Trust
Level 7  2 Bulletin Place
Sydney, NSW Australia  2000

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tobacco-Free Core Fund as of June 3, 2002:



         Name and Address                                          % Ownership
         ----------------                                          -----------
Memorial Sloan-Kettering Cancer Center                                 42.9
1275 York Avenue
New York, NY  10021

Trustees of Columbia University in the City of New York-Global         12.3
Columbia University
475 Riverside Drive, Suite 401
New York, NY  10115

Tufts Associated Health Maintenance Organization Inc.                  11.5
353 Wyman Street
Waltham, MA  02454

The Boston Foundation, Inc.                                            10.3
75 Arlington Street 10th Floor
Boston, MA  02116

The Flinn Foundation                                                    8.9
Attn.:  Don Snider
1802 North Central Avenue
Phoenix, AZ  85004-1506



         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Tobacco-Free Core Fund as of June 3, 2002:



         Name and Address                                          % Ownership
         ----------------                                          -----------
Northern Trust Company Custodian FBO                                   29.3
Mayo Foundation (General) A/C # 26-1024
Attn Mr Harry Hoffman
P.O. Box 92956
Chicago, IL  60675

Northern Trust Company as Trustee FBO                                  27.3
Mayo Foundation (Pension) A/C # 22-06943
Attn Mr Harry Hoffman
P.O. Box 92956
Chicago, IL  60675

Dewitt Wallace-Reader's Digest Fund, Inc                               23.3
Two Park Avenue, 23rd Floor
Attn Rob D Nagel
New York, NY  10016

Lila Wallace-Reader's Digest Fund, Inc                                 20.0
Two Park Avenue, 23rd Floor
Attn Rob D Nagel
New York, NY  10016

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Value Fund as of June 3, 2002:



         Name and Address                                          % Ownership
         ----------------                                          -----------
Leland Stanford Junior University II                                   63.0
Stanford Management Company
2770 Sand Hill Road
Menlo Park, CA 94025

Leland Stanford Junior University I                                     9.1
Stanford Management Company
2770 Sand Hill Road
Menlo Park, CA 94025



         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Intrinsic Value Fund as of June 3, 2002:



        Name and Address                                           % Ownership
        ----------------                                           -----------
Princeton University Tr                                                71.3
Attn John D. Sweeney
P.O. Box 35
Princeton, NJ 08544

Claremont Graduate University                                           8.7
Attn Jennifer Stockton
150 East 10th
Harper 161
Claremont, CA  91711

Portland Museum of Art                                                  8.4
Seven Congress Square
Portland, ME  04101

Wendling Foundation                                                     5.4
Attn Mr Willard Cook Treasurer
59 Bank Street
New York, NY  10014-5921



         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Growth Fund as of June 3, 2002:



               Name and Address                                    % Ownership
               ----------------                                    -----------
Surdna Foundation Inc.                                                 44.3
Attn:  Mark De Venoge
330 Madison Avenue 30th Floor
New York, NY 10017-5001

 The Northern Trust Company, Trustee of The Aerospace                  37.9
       Corporation Employees Retirement Plan Trust
Attn:  Mutual Funds
P.O. Box 92956

               Name and Address                                    % Ownership
               ----------------                                    -----------
Chicago, IL 60675

Fleet National Bank TTEE                                                7.9
FBO Town of Groton Pension Plan
Attn:  1983667010
P.O. Box 92800
Rochester, NY  14692-8900



         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Small Cap Value Fund as of June 3, 2002:



                      Name and Address                             % Ownership
                      ----------------                             -----------
Bost & Co A/C WFHF6202002                                              30.9
FBO the Hewlett Foundation
Attn: Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

Trustees of Columbia University in the City of New York-Global          6.8
Columbia University
475 Riverside Drive - Suite 401
New York, NY 10115

Surdna Foundation Inc Global AA                                         6.1
Attn Mark De Venoge
330 Madison Avenue 30th Floor
New York, NY  10017-5001

Conrad N. Hilton Foundation                                             5.8
100 West Liberty Street - Suite 840
Reno, NV 89501

Claremont Graduate University                                           5.2
Attn Jennifer Stockton
150 East 10th
Harper 161
Claremont, CA  91711

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Small Cap Growth Fund as of June 3, 2002:



       Name and Address                                            % Ownership
       ----------------                                            -----------
Bost & Co A/C WFHF6202002                                              64.5
FBO the Hewlett Foundation
Attn: Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

Claremont Graduate University                                          10.3
Attn; Jennifer Stockton
150 East 10th
Harper 161
Claremont, CA 91711

Surdna Foundation Inc. Global AA                                        9.5
Attn: Mark De Venoge
330 Madison Avenue 30th Floor
New York, NY 10017-5001



         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Real Estate Fund as of June 3, 2002:



                         Name and Address                            % Ownership
                         ----------------                            -----------
JP Morgan Chase Bank as Directed Trustee for the Corning Retirement      12.5
Master Trust AA
One Riverfront Plaza
MP-HQ-E2-34
Corning, NY  14831

Bost & Co A/C WFHF6202002                                                10.7
FBO the Hewlett Foundation
Attn: Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

Phillips Exeter Academy                                                  10.1
Attn: Joseph E. Fellows
20 Main Street

                         Name and Address                            % Ownership
                         ----------------                            -----------
Exeter, NH 03833-2460

The Edna McConnell Clark Foundation                                       9.9
Attn Mr Ralph Stefano Director of Finance
250 Park Avenue
New York, NY  10177-0026

Trustees of Columbia University in the City of New York-Global            5.9
Columbia University
475 Riverside Drive, Suite 401
New York, NY  10115

Conrad N. Hilton Foundation                                               5.6
100 West Liberty Street - Suite 840
Reno, NV 89501

GMO Global Balanced Allocation Fund                                       5.2
Attn: Ms. Julie Coady
c/o GMO
40 Rowes Wharf
Boston, MA 02110



         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tax-Managed U.S. Equities Fund as of June 3, 2002:



               Name and Address                                      % Ownership
               ----------------                                      -----------
Alexander Family Trust                                                   26.0
c/o Groves-Alexander
700 N. St Mary's St #1200
San Antonio, TX  78205

Goulstorrs and Co Inc PS Trust                                           21.5
Attn David Cormier
400 Atlantic Avenue
Boston, MA  02110-3333

Fleet National Bank Metcalf FBO Various Accounts Cash Reinvest           14.8
P.O. Box 92800
Rochester, NY 14692-8900

Goulstorrs and Co Inc SS Grat 09                                          9.2
Attn David Cormier
400 Atlantic Avenue
Boston, MA  02110-3333

Goulstorrs and Co Inc AB Grat 14                                          7.0
Attn David Cormier
400 Atlantic Avenue
Boston, MA  02110-3333

Cormorant Fund                                                            5.8
c/o GMO
40 Rowes Wharf
Boston, MA 02110

Janet H. Geary                                                            5.5
1211 SW 5th Ave.

               Name and Address                                      % Ownership
               ----------------                                      -----------
Suite 2980
Portland, OR 97204



         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tax-Managed Small Companies Fund as of June 3, 2002:




                  Name and Address                                   % Ownership
                  ----------------                                   -----------
Bost & Co A/C WBHF7000702                                                28.6
FBO WB Hilton Crut
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA  15230-3198

The Noah T. Herndon Trust 1999                                           10.8
Douglas A. Donahue Trustee
Brown Brothers Harriman and Co
Attn: Mr. Douglas A. Donahue Trustee
40 Water Street
Boston, MA 02109

S. Parker Gilbert & Robert M. Pennoyer TR U/ART 11 (G) FBO                9.1
     George W. Merck
Attn: Janet Blakeman
Patterson Belknap Webb & Tyler
1133 Avenue of the Americas
New York, NY 10036

Strafe & Co. FAO T/W                                                      7.2
John G. Stoll - Residuary
BIN # 3401079200
P.O. Box 160
Westerville, OH 43086-0160

Serena M Hatch                                                            5.1
c/o Francis W Hatch
Box 2189
Manchester Center, VT  05255

Judith M Buechner                                                         5.1
3572 State Route 315
Pawlet, VT  05761



         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class II Shares of the International Intrinsic Value Fund as of June 3, 2002:

                  Name and Address                                   % Ownership
                  ----------------                                   -----------
Sisters of The Holy Cross Inc.                                           28.0
c/o Sister Mary Eliza Martin CSC
General Treasurer
313 Bertrand Hall Saint Marys
Notre Dame,  IN 46556-5000

MD CO FBO Memorial Drive Trust                                           22.2
c/o MDT Advisors Inc
Attn Kelly Corwin
125 Cambridge Park Dr
Cambridge, MA  02140-2314

Marshall & Ilsey Trust FBO                                               19.0
Medical College of Wisconsin
Attn Mutual Fund Operations
1000 N Water Street 14th Floor
Milwaukee, WI  53202

Jupiter & Co                                                             10.2
c/o Investors Bank & Trust
Attn Michael Guimares
P.O. Box 9130 FPG 90
Boston, MA  02117

Barnard College                                                           8.7
Attn Gary F Smith
Controller
3009 Broadway
New York, NY  10027



         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Intrinsic Value Fund as of June 3, 2002:



                  Name and Address                                   % Ownership
                  ----------------                                   -----------
Milwaukee County Employees Retirement System                             8.0
Attn Mr Steven Vo
Mellon Trust
135 Santilli Highway Mail Zone 026003
Everett, MA  02149-1906

MAC & Co A/C IIIF2193342                                                 6.3
FBO ISPAT Inland Inc.
Attn: Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

Charles Schwab & Co Inc                                                  6.0
Special Custody Account for Exclusive Benefit of Customers
101 Montgomery St
Attn Mutual Funds
San Francisco, CA  94104

Bankers Trust Company as Trustee of Invensys                             5.9
Master Retirement Trust

                  Name and Address                                   % Ownership
                  ----------------                                   -----------
Attn James H Young
Deutsche Bank
100 Plaza One MS 3047
Jersey City, NJ  07311

Houston Endowment Inc                                                    5.5
600 Travis Suite 6400
Houston, TX  77002-3007



         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the International Intrinsic Value Fund as of June 3, 2002:



                     Name and Address                                % Ownership
                     ----------------                                -----------
State Street Bank as Trustee of the EDS Retirement Plan-SSB EPAC         49.2
PMI Value Index Mandate
State Street Bank & Trust Co
Attn: Laura Mears
P.O. Box 1992
Boston, MA 02105-1992

President and Fellows of Harvard College                                 22.4
c/o Harvard Management Company
600 Atlantic Avenue
Boston, MA  02210

Trustees of Columbia University in the City of New York-Global           16.3
Columbia University
475 Riverside Drive - Suite 401
New York,  NY 10115

Retirement Plan for Staff Employees of Yale University                    5.8
230 Prospect Street
New Haven, CT  06511



         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Currency Hedged International Equity Fund as of June 3, 2002:



             Name and Address                                        % Ownership
             ----------------                                        -----------
The Edna McConnell Clark Foundation IN                                   48.1
Attn: Mr. Ralph Stefano
Director of Finance
250 Park Avenue
New York, NY 10177-0026

GMO Global Balanced Allocation Fund                                      22.1
Attn: Ms. Julie Coady
C/O GMO
40 Rowes Wharf
Boston, MA 02110

World Wildlife Fund                                                       8.4

             Name and Address                                        % Ownership
             ----------------                                        -----------
Attn Mr David Rada Financial Officer
1250 24th Street NW, Suite 500
Washington, DC  20037-1175

Maximilian E & Marion O Hoffman Foundation                                6.6
Suite 203
970 Farmington Ave
West Hartford, CT  06107

St Mark's School                                                          6.4
Attn Robert D Meyer Business Manager
25 Marlborough Road
Southborough, MA  01772-9105



         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class II Shares of the Foreign Fund as of June 3, 2002:



                  Name and Address                                   % Ownership
                  ----------------                                   -----------
Harris County Hospital District Pension Plan                             19.7
Attn Clifford J Bottoms SR VP & CFO
2525 Holly Hall
Houston, TX  77054

Bankers Trust Company of the Southwest FBO Texas Children's Hospital     15.1
P.O. Box 9014
Church Street Station
New York, NY  10008

Strafe & Co for the Account of Owensbo                                   13.6
Mercy  Health System for Grantham  Mayo
Account 3402815000
P.O. Box 0160
Westerville, OH 43086-0160

American Committee for the Weizmann Institute of Science Inc             11.1
Attn: Henry Pavony
130 East 59th Street
10th Floor
New York,  NY 10022

Suntrust Bank Inc Cust for City of Fairfax Retirement Plan GMO           6.2
Attn A/C #7003302-7039978
P.O. Box 105870-Ctr 3144
Atlanta, GA  30348-5870

Charles Schwab & Co Inc.                                                 5.2
Special Custody Account - NSCC
101 Montgomery Street
Attn:  Mutual Funds
San Francisco, CA 94104

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Foreign Fund as of June 3, 2002:



        Name and Address                                     % Ownership
        ----------------                                     -----------
Hershey Trust Company                                             10.5
Trustee for Milton Hershey School
P.O. Box 445
100  Mansion Road East
Hershey, PA 17033

University of Pennsylvania                                         9.3
Attn: Roberta Bell
3535 Market Street
Suite 500
Philadelphia, PA 19104-3309

Metropolitan Museum of Art                                         7.3
Attn: Mr.  Steve Berstler
Chief  Investment Officer
Fifth Avenue at 82nd Street
New York, NY 10028-0198

Swarthmore College - Foreign                                       7.0
500 College Ave
Swarthmore, PA 19081-1397

The University of Chicago                                          5.9
Attn Regina Manikowski
450 N Cityfront Plaza Drive Suite 440
Chicago, IL  60611

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Foreign Fund as of June 3, 2002:



        Name and Address                                     % Ownership
        ----------------                                     -----------
Princeton University Tr                                           38.5
Attn: John D.Sweeney
P.O. Box 35
Princeton,  NJ 08544

President and Fellows of Harvard College                          36.0
C/o Harvard Management Company
600 Atlantic Avenue
Boston, MA  02210

Dewitt Wallace-Reader's Digest Fund-Intl Inc.                     11.4
Two Park Avenue 23rd Floor
Attn: Rob D. Nagel
New York, NY 10016

Lila Wallace-Reader's Digest Fund-Intl Inc.                        9.7
Two Park Avenue 23rd Floor
Attn: Rob D. Nagel
New York, NY 10016



      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Foreign Small Companies Fund as of June 3, 2002:



        Name and Address                                         % Ownership
        ----------------                                         -----------
The University of Chicago                                            37.0
Attn Regina Manikowski
450 N Cityfront Plaza Drive Suite 440
Chicago, IL  60611

Princeton University Tr                                              18.5
Attn: John D. Sweeney
P.O. Box 35
Princeton, NJ 08544

Northern Trust Company as Trustee FBO FMC Technologies Inc           14.6
Master Retirement Trust A/C #22-07411 (FORS)
Attn Mutual Fund Ops
P.O. Box 92956
Chicago, IL  60675-2956

Baylor University                                                    13.0
Attn Jonathan Hook
700 S University Parks Drive Suite 700
Waco, TX  76706

Northern Trust Company Custodian FBO CD International Small           6.3
Cap Trust A/C # 26-12287
Attn Special Assets-Trade
P.O. Box 92956
Chicago, IL  60675

        Name and Address                                         % Ownership
        ----------------                                         -----------
University of Minnesota Foundation                                    6.1
University Gateway Center
200 Oak Street SE Suite 225
Minneapolis, MN  55454-1020



      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Small Companies Fund as of June 3, 2002:



        Name and Address                                         % Ownership
        ----------------                                         -----------
Yale University                                                      23.3
230 Prospect Street
Attn: Theodore D. Seides
New Haven, CT 06511

Princeton University TR                                              15.5
Attn: John D. Sweeney
P.O. Box 35
Princeton,  NJ 08544

Boston & Co A/C NYXF1049682 (Verizon SCA Mutual Fund                  7.5
Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

Partners Healthcare System Inc. Pooled Investment Accounts            6.5
Long Term Pool #
Attn William N Donovan
101 Merrimac Street
Treasury - 4th Floor
Boston, MA  02114

The Edna McConnell Clark Foundation                                   5.7
Attn Mr Ralph Stefano
Director of Finance
250 Park Avenue
New York, NY  10177-0026



      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Markets Fund as of June 3, 2002:



        Name and Address                                         % Ownership
        ----------------                                         -----------
Charles Schwab & Co Inc.                                            20.3
FBO 51055025
Amherst, MA 01002
Attn: Mutual Fund Operations 333/4
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co Inc.                                            10.6
FBO 50389414
Boston, MA 02116
Attn: Mutual Fund Operations 333/4
101 Montgomery Street
San Francisco, CA 94104

        Name and Address                                         % Ownership
        ----------------                                         -----------
John D & Catherine T MacArthur Foundation                            7.3
Attn Lawrence L Landry
140 South Dearborn, Suite 1100
Chicago, IL   60603

Charles Schwab & Co. Inc.                                            7.2
FBO 87135695
Sudbury, MA 01776
Attn: Mutual Fund Operations 333/4
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co. Inc.                                            6.7
FBO 86957261
San Luis OBISPO,
Attn: Mutual Fund Operations 333/4
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co. Inc.                                            6.3
FBO 57615172
Indian Wells,
Attn: Mutual Fund Operations 333/4
101 Montgomery Street
San Francisco, CA 94104

Duke University Long-Term (Endowment) Pool - Emerging                6.2
c/o Duke Management Company
2200 W. Main St, Suite 1000
Durham, NC  27705

Charles Schwab & Co. Inc.                                            6.1
FBO 54301935
Shelburne, VT  05482-6304
Attn: Mutual Fund Operations 333/4
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co. Inc.                                            5.9
FBO 87139478
Waltham, MA 02454-0224
Attn: Mutual Fund Operations 333/4
101 Montgomery Street
San Francisco, CA 94104



      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Emerging Markets Fund as of June 3, 2002:

        Name and Address                                         % Ownership
        ----------------                                         -----------
Princeton University Tr                                             28.3
Attn John D. Sweeney
P.O. Box 35
Princeton, NJ 08544

Leland Stanford Junior                                              13.5
University II- AA
Stanford Management Company
2770 Sand Hill Road
Menlo Park, CA 94025

Washington State Investment Board                                   13.0
Attn: Ms. Nancy Calkins
P.O. Box 40916
2424 Heritage Court SW
Olympia, WA 98504-0916

Central States Southeast & Southwest Areas Pension Fund             12.0
Attn Nancy J Norton
c/o JP Morgan Investment Management Inc
522 Fifth Avenue
New York, NY  10036

State Street Bank and Trust Company as Trustee of the EDS           10.7
Retirement Plan IFC Investable Mandate
P.O. Box 1992
Boston, MA  02105-1992

The Northern Trust Company as Trustee FBO Mayo Foundation            5.3
A/C 22-05192
P.O. Box 92956
Chicago, IL  60675

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Countries Fund as of June 3, 2002:

        Name and Address                                         % Ownership
        ----------------                                         -----------
Duke University Long-Term (Endowment) Pool - Emerging                34.6
c/o Duke Management Company
2200 W. Main Street, Suite 1000
Durham, NC 27705

GMO International  Equity Allocation Fund                            14.2
Attn: Ms. Julie Coady
c/o GMO
40 Rowes Wharf
Boston, MA 02110

Alexander & Margaret Stewart Trust                                    9.2
Attn Mr William J Bierbower
888 17th Street W Suite 210
Washington, DC  20006

GMO Global Balanced Allocation Fund                                   8.6
Attn: Ms. Julie Coady
c/o GMO
40 Rowes Wharf
Boston, MA 02110

Employees' Retirement Plan of Duke University - Emerging              7.1
c/o Duke Management Company
2200 W. Main St., Suite 1000
Durham, NC 27705

The Gerhath Revocable Trust                                           5.3
Dated September 13, 1999
Attn Ivan & Zoya Gerhath
P.O. Box 1749
Los Altos, CA  94023

The Stupski 1999-1 Charitable Remainder Unitrust                      5.3
Attn: Lawrence J. Stupski
2 Belvedere Place
Suite 110
Mill Valley, CA 94941

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Asia Fund as of June 3, 2002:



        Name and Address                                         % Ownership
        ----------------                                         -----------
Princeton University Tr                                           44.3
Attn: John D. Sweeney
P.O. Box 35
Princeton, NJ 08544

Bost & Co A/C NYXF1741182                                         16.5
(Verizon-Asia)
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

The Trustees of Columbia University in the City of New            10.7
York-Dedicated Asia
Columbia University
475 Riverside Drive, Suite 401
New York, NY 10115

Leland Stanford Junior University II- AA                           8.4
Stanford Management Company
2770 Sand Hill Road
Menlo Park, CA 94025

The Northern Trust Company as Trustee                              7.3
FBO Mayo Foundation A/C 26-07634
P.O. Box 92956
Chicago, IL 60675

The Northern Trust Company as Trustee                              7.3
FBO Mayo Foundation A/C 22-05192
P.O. Box 92956
Chicago, IL 60675



      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tax-Managed International Equities Fund as of June 3, 2002:

        Name and Address                                         % Ownership
        ----------------                                         -----------
Gordon Family Trust                                                  29.1
1325 Airmotive Way, Suite 264
Reno,  NV 89502

The Northern Trust TR                                                28.0
Mars Benefit Trust
P.O. Box 92956
Chicago,  IL 60675

Fleet National Bank Metcalf FBO                                       6.9
Various Accounts Cash Reinvest
P.O. Box 92800
Rochester, NY 14692-8900

Fiduciary Trust Company International                                 6.7
FBO Trust U/W DTD 12/12/96
Michael S. Currier Art 8th
FBO Karin A Griscom
P.O. Box 3199 Church Street Station
New York, NY, 10008

Blush & Co                                                            5.7
Old Meadow Partnership
Attn: Manny Diaz
P.O. Box 976
New York, NY 10268



      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Domestic Bond Fund as of June 3, 2002:



        Name and Address                                         % Ownership
        ----------------                                         -----------
Trust for Millipore Corporation                                      25.9
Invested Employee Plans - DBF
Attn: Sandra Silvestro
80 Ashby Road M/S E4H
Bedford, MA 01730

GMO Global Balanced Allocation fund                                  20.8
Attn: Ms. Julie Coady
c/o GMO
40 Rowes Wharf
Boston, MA 02110

World Wildlife Fund                                                   8.5
Attn: Mr. David Rada Financial Officer
1250 24th Street NW, Suite 500
Washington, DC 20037-1175

Emerson Hospital Pension                                              6.2
Rt 2 Ornac
Concord, MA  01742

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Core Plus Bond Fund as of June 3, 2002:



        Name and Address                                         % Ownership
        ----------------                                         -----------
Bost & Co A/C NYXF174740                                            59.7
(Verizon-Core Plus)
Attn Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA  15230-3198

The Northern Trust Company as Trustee FBO Mayo Foundation           15.4
A/C 22-05191 USB 2
P.O. Box 92956
Chicago, IL 60675

The Northern Trust Company as Trustee FBO Mayo Foundation           13.8
A/C 26-07633 USB
P.O. Box 92956
Chicago, IL 60675

GMO Global Balanced Allocation Fund                                  5.4
Attn: Ms. Julie Coady
c/o GMO
40 Rowes Wharf
Boston, MA 02110



      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Bond Fund as of June 3, 2002:



        Name and Address                                         % Ownership
        ----------------                                         -----------
Boston & Co A/C NYXF1049812                                          40.3
(Verizon-IBF)
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

Saturn & Co A/C 4600712                                              34.5
c/o Investors Bank & Trust Company
FBO The John Hancock Mutual Life
Insurance Company Pension Plan
P.O. Box 9130 FPG90
Boston, MA 02117-9130

Woods Hole Oceanographic Institution                                  8.1
Attn: Carolyn Bunker
CFO & Assoc Director of Finance and Administration
569 Woods Hole Road
Mail Stop 14
Woods Hole, MA 02543

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Currency Hedged International Bond Fund as of June 3, 2002:



        Name and Address                                         % Ownership
        ----------------                                         -----------
Metropolitan Opera Association Inc.                                 55.4
Attn: Ms Freda Gimpel
Metropolitan Opera Assoc Inc.
Lincoln Center Rm 423A Finance Dept
New York, NY 10023

GMO Global Balanced Allocation Fund                                 34.2
Attn Ms Julie Coady
c/o GMO
40 Rowes Wharf
Boston, MA  02110



      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global Bond Fund as of June 3, 2002:



        Name and Address                                         % Ownership
        ----------------                                         -----------
Fresno County Employees'                                            41.9
Retirement Association
Attn: Gary W. Peterson
P.O. Box 1247
2281 Tulare Street
Fresno, CA 93715

Tufts Associated  Health Maintenance Organization Inc.              22.2
353 Wyman Street
Waltham, MA 02454

 The University of North Carolina At Chapel Hill                     7.0
    Foundation Investment Fund Inc. Global Fixed
    Income Account Investment Office
 308 West Rosemary St. Suite 203
 Chapel Hill, NC 27516



      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Country Debt Fund as of June 3, 2002:




        Name and Address                                         % Ownership
        ----------------                                         -----------
GMO Emerging Country Debt Share Fund                              15.4
Attn: Rick Okerman
40 Rowes Wharf
Boston, MA 02110

Jayvee & Co for CIBC Mellon Trust Co                               7.1
Trustee of the CN Pension Trust Funds
Attn LP Constantin
320 Bay Street 6th Floor
Toronto Ontario Canada M5H 4A6
Attention Pooled Funds

        Name and Address                                         % Ownership
        ----------------                                         -----------
Private Syndicate Pty Ltd as Trustee of the Alternative              5.9
Investment Private Syndicate
Attn Mr. Peter A Norman
Level 18 321 Exhibition Street
Melbourne, Victoria 3000, Australia

Guardian Life                                                        5.7
Attn Shirley Yee
7 Hanover Square Floor 20D
New York, NY  10004



      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Emerging Country Debt Fund as of June 3, 2002:



        Name and Address                                         % Ownership
        ----------------                                         -----------
Chase Manhattan Bank, TTEE                                          41.0
For General Motors Employees
Global Group Pension Trust
4 Chase Metrotech Center
18th Floor, Attn: Ms. Norma J. Duckson
Brooklyn, NY 11245

San Francisco City & County Retirement System                       37.6
Attn: Ted Wong
Head Accountant
30 Van Ness Avenue - Suite 3000
San Francisco, CA 94102

Bost & Co A/C NYXF1049662                                            7.0
(Verizon-ECDF)
Mutual Funds Operation
P.O. Box 3198
Pittsburgh, PA  152303198



      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Short-Term Income Fund as of June 3, 2002:



        Name and Address                                         % Ownership
        ----------------                                         -----------
Boston & Co A/C NYXF1049822                                         26.0
(Verizon-STIF)
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

        Name and Address                                         % Ownership
        ----------------                                         -----------
Cormorant Fund                                                      14.3
c/o GMO
40 Rowes Wharf
Boston, MA  02110

Comprehensive Care Management Corporation - Unrestricted            13.3
Attn Richard Rosen
2401 White Plains Road
Bronx, NY  10467

Comprehensive Care Management Corporation - Risk Reserve            12.3
Attn Richard Rosen
2401 White Plains Road
Bronx, NY  10467

Beth Abraham Health Services                                         9.7
Specific Purpose Funds
Attn Ira Green
c/o Stephen Mann
612 Allerton Avenue
Bronx, NY  10467

Beth Abraham Health Services                                         7.5
Third Party Liability
Attn Ira Green
c/o Stephen Mann
612 Allerton Avenue
Bronx, NY  10467

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global Hedged Equity Fund as of June 3, 2002:



        Name and Address                                         % Ownership
        ----------------                                         -----------
World Wildlife Fund                                                 23.9
Attn: Mr. David Rada Financial Officer
1250 24th Street NW, Suite 500
Washington, DC 20037-1175

Cormorant Fund                                                      20.6
c/o GMO
40 Rowes Wharf
Boston, MA 02110

Yale University Retiree Health Benefit                              14.9
Coverage Trust
230 Prospect Street
New Haven, CT 06511

The Jeremy and Hannelore Grantham Charitable Trust                  12.0
c/o GMO
40 Rowes Wharf
Boston, MA  02110

St. Mark's School                                                    9.3
Attn: Robert D. Meyer Business Manager
25 Marlborough Road
Southborough, MA 01772-9105

The Northern Trust as Trustee of the Contigroup Companies            7.4
Master Retirement Trust
Attn: Mutual Funds
50 South LaSalle Street
Chicago, IL 60675



      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Inflation Indexed Bond Fund as of June 3, 2002:



        Name and Address                                         % Ownership
        ----------------                                         -----------
Bost & Co A/C NYXF1776462 (Verizon IIX)                             16.3
Attn Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA  15230-3198

Phillips Exeter Academy                                             13.1
Attn: Joseph E. Fellows
20 Main Street
Exeter, NH 03833-2460

JP Morgan Chase Bank as Directed Trustee for the Corning            10.7
Retirement Master Trust AA
One Riverfront Plaza
MP-HQ-E2-34
Corning, NY  14831

        Name and Address                                         % Ownership
        ----------------                                         -----------
The Northern Trust Company, Trustee of the Aerospace                10.5
Corporation Employees Retirement Plan Trust
Attn Mutual Funds
P.O. Box 92956
Chicago, IL  60675

The Edna McConnell Clark Foundation                                 10.3
Attn: Mr. Ralph Stefano
Director of Finance
250 Park Avenue
New York, NY 10177-0026



      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Country Debt Share Fund as of June 3, 2002:



        Name and Address                                         % Ownership
        ----------------                                         -----------
Sprint Corporate Master Trust                                       94.1
6220 Sprint Parkway
Overland Park, KS  66251

Fidelity Investments Institutional Operations Company                5.9
(FIIOC) as Agent For Certain Employee Benefit Plans
100 Magellan Way (KW1C)
Covington, KY  41015



      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Equity Allocation Fund as of June 3, 2002:



        Name and Address                                         % Ownership
        ----------------                                         -----------
Wenner-Gren Foundation                                            20.9
Attn: Maugha Kenny
220 Fifth Avenue
New York, NY 10001-7780

Regenstrief Foundation, Inc.                                      17.9
Global Equity Fund
1001 West Tenth Street
Indianapolis, IN 46202

Citibank NA as Secured Party for Educational Broadcasting          6.7
Corporation-O
Attn Gary Dobler
1 Court Square 43-15
Long Island City, NY  11120

The Raymond and Gertrude R. Saltzman Foundation                    6.3
Attn Stuart Alperin Executive Director
Suite 105 East Cooper River Plaza
2400 McClellan Avenue
Pennsauken, NJ 08109

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the World Equity Allocation Fund as of June 3, 2002:



        Name and Address                                         % Ownership
        ----------------                                         -----------
Mars & Co. (Bridgewater College)                                    99.8
c/o Investors Bank & Trust
P.O. Box 9130
Boston, MA 02117



      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global (U.S.+) Equity Allocation Fund as of June 3, 2002:



        Name and Address                                         % Ownership
        ----------------                                         -----------
Bost & Co.                                                          87.1
Yale Trusts
P.O. Box 534005
Pittsburgh, PA 15253-4005

Helen Benedict Foundation Inc.                                       7.4
Mr. Marc Devenoge
Chief Financial Officer Surdna FDN
330 Madison Avenue, 30th Floor
New York, NY 10017-5001

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global Balanced Allocation Fund as of June 3, 2002:






        Name and Address                                         % Ownership
        ----------------                                         -----------
Escuela Agricola Panamericana Inc.                                11.3
Attn: James S. Hughes
88 Broad Street
Boston, MA 02110

Clipper Ship Foundation Inc.                                       9.5
Attn: Ms. Pamela Desrosiers
77 Summer Street, 8th Floor
Boston, MA 02110

Japan International                                                9.0
Christian University Foundation
Attn: Laura Sellers
475 Riverside Drive, Suite 439
New York, NY 10115

American Society of Hematology                                     8.2
Unrestricted Account
Attn: Martha Liggett, Executive Director
1900 M Street NW, Suite 200
Washington, DC 20036

New Cycle Foundation                                               7.1
c/o Eleanor Rosenthal
Peregrine Financial Corporation
84 State Street, Suite 900
Boston, MA 02109

St Catherines School Foundation                                    6.5
Attn William B Armstrong
6001 Grove Avenue
Richmond, VA  23226

Comprehensive Care Management Corporation- Unrestricted            6.2
Attn Richard Rosen
2401 White Plains Road
Bronx, NY  10467

Presbyterian Homes & Family Services I                             6.0
Attn: Mr. David Wright, CPA
150 Linden Avenue
Lynchburg, VA 24503

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Sector Fund as of June 3, 2002:



        Name and Address                                         % Ownership
        ----------------                                         -----------
Wadsworth Atheneum Museum of Art                                    95.1
Attn David Baxter
600 Main Street
Hartford, CT  06103



      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Disciplined Equity Fund as of June 3, 2002:



        Name and Address                                         % Ownership
        ----------------                                         -----------
Mac & Co A/C KREF0756022                                            65.0
Kresge Foundation
Attn Mutual Fund Ops
P.O. Box 3198
Pittsburgh, PA  15230-3198

Northern Trust Company as Custodian FBO The Nathan                  35.0
Cummings Foundation
A/C 26-32949
P.O. Box 92956
Chicago, IL  60675-2956



      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Growth Fund as of June 3, 2002:



        Name and Address                                         % Ownership
        ----------------                                         -----------
Bost & Co A/C NYXF1776502                                         31.1
(Verizon-Intl Growth)
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA  15230-3198

Trustees of Columbia University in the City of New York           11.0
- Global Columbia University
475 Riverside Drive Suite 401
New York, NY  10115

Mac & Co A/C DOMF8710092                                          10.7
FBO Dominion Resources
Attn Mr Donald Borneman
P.O. Box 3198
Pittsburgh, PA  15230-3198

GMO International Equity Allocation Fund                           7.4
Attn Ms Julie Coady
c/o GMO
40 Rowes Wharf
Boston, MA  02110

                                  OTHER MATTERS



The Government of India's Enforcement Directorate has filed a complaint alleging that the GMO Emerging Markets Fund violated certain conditions under which it was granted permission to operate in the stock markets in India and has placed certain restrictions (including a lien) on the GMO Emerging Markets Fund's accounts in India pending resolution of the dispute. The amount of restricted assets is small relative to the size of the Fund, representing approximately 0.28% of the Fund's total assets as of May 31, 2002. The valuation of this possible claim and all matters relating to the Fund's response to these charges are subject to the supervision and control the Trust's Board of Trustees. The GMO Emerging Markets Fund's costs in respect of this matter are being treated as an extraordinary expense.


                              FINANCIAL STATEMENTS

      The Trust's audited financial statements for the fiscal year ended February 28, 2002 included in the Trust's Annual Reports and filed with the Securities and Exchange Commission pursuant to Section 30(d) of the 1940 Act and the rules promulgated thereunder, are (with the exception of the financial statements relating to the Pelican Fund and the Alpha LIBOR Fund) hereby incorporated in this Statement of Additional Information by reference.

                                    GMO TRUST
                          SPECIMEN PRICE MAKE-UP SHEETS

      Following are computations of the total offering price per share for each class of shares of each Fund of the Trust (except for the Pelican Fund and the Alpha LIBOR Fund) offering shares of beneficial interest as of February 28, 2002, in each case based upon their respective net asset values and shares of beneficial interest outstanding at the close of business on February 28, 2002.


U.S. Core Fund-Class II
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $ 12.89 per share based on                     $176,455,865
         13,694,519 shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                          $12.89
------------------------------------------------------------------------------------------------
U.S. Core Fund-Class III
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $12.90 per share based on                    $1,321,633,613
         102,436,671 shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                          $12.90
------------------------------------------------------------------------------------------------
U.S. Core Fund-Class IV
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $12.89 per share based on                      $744,813,305
         57,791,347 shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                          $12.89
------------------------------------------------------------------------------------------------
U.S. Core Fund-Class V
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $12.88 per share based on                      $445,737,700
         34,610,702 beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                          $12.88
------------------------------------------------------------------------------------------------
Tobacco-Free Core Fund-Class III
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $11.23 per share based on                      $133,203,212
         11,856,388 shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                          $11.23
------------------------------------------------------------------------------------------------
Tobacco-Free Core Fund-Class IV
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $11.23 per share based on                      $248,095,463
         22,093,292 shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                          $11.23
------------------------------------------------------------------------------------------------
Value Fund-Class III
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $8.82 per share based on                       $232,288,924
         26,325,474 shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                           $8.82
------------------------------------------------------------------------------------------------
Intrinsic Value Fund-Class III
------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $10.73 per share based on                      $97,622,464
         9,100,959 shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                          $10.73
------------------------------------------------------------------------------------------------
Growth Fund-Class III
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $18.23 per share based on                      $116,305,865
         6,378,644 shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                          $18.23
------------------------------------------------------------------------------------------------

Small Cap Value Fund-Class III
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $14.91 per share based on                      $313,596,333
         21,035,596 shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price ($14.91 x 100/99.50) *                                                   $14.98
------------------------------------------------------------------------------------------------
Small Cap Growth Fund-Class III
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $16.48 per share based on                       $17,049,240
         1,034,546 shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price ($16.48 x 100/99.50) *                                                   $16.56
------------------------------------------------------------------------------------------------
     Real Estate Fund-Class III
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $11.17 per share based on                      $192,606,296
         17,236,512 shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                          $11.17
------------------------------------------------------------------------------------------------
Tax-Managed U.S. Equities Fund-Class III
------------------------------------------------------------------------------------------------
Net Assets at Value (Equivalent to $11.24 per share based on 2,445,186               $27,494,822
         shares of beneficial interest outstanding
------------------------------------------------------------------------------------------------
Offering Price                                                                            $11.24
------------------------------------------------------------------------------------------------
Tax-Managed Small Companies Fund-Class III
------------------------------------------------------------------------------------------------
Net Assets at Value (Equivalent to $11.76 per share based on 3,191,567               $37,543,518
         shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
Offering Price ($11.76 x 100/99.50)                                                       $11.82
------------------------------------------------------------------------------------------------
International Disciplined Equity Fund-Class III
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $20.40 per share based on                       $47,081,301
         2,308,021 shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                          $20.40
------------------------------------------------------------------------------------------------
International Intrinsic Value Fund-Class II
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $17.41 per share based on                       $42,495,403
         2,440,406 shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                          $17.41
------------------------------------------------------------------------------------------------
International Intrinsic Value Fund-Class III
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $17.50 per share based on                    $1,053,103,676
         60,185,714 shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                          $17.50
------------------------------------------------------------------------------------------------
International Intrinsic Value Fund-Class IV
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $17.50 per share based on                      $248,579,386
         14,207,852 shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                          $17.50
------------------------------------------------------------------------------------------------
International Growth Fund - Class III
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $19.65 per share based on                       $84,883,966
         4,320,395 shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                          $19.65
------------------------------------------------------------------------------------------------


----------

* Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" in the Prospectus.

Currency Hedged International Equity Fund-Class III
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $7.14 per share based on 5,265,326              $37,581,464
         shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                           $7.14
------------------------------------------------------------------------------------------------
Foreign Fund-Class II
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $9.94 per share based on                       $100,127,122
         10,077,824 shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                           $9.94
------------------------------------------------------------------------------------------------
Foreign Fund-Class III
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $9.95 per share based on                     $1,049,455,675
         105,431,389 shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                           $9.95
------------------------------------------------------------------------------------------------
Foreign Fund-Class IV
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $9.96 per share based on                       $134,356,939
         13,495,441 shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                           $9.96
------------------------------------------------------------------------------------------------
Foreign Small Companies Fund-Class III
------------------------------------------------------------------------------------------------
Net Assets at Value (Equivalent to $9.59 per share based on 15,591,307              $149,566,282
         shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
Offering Price                                                                             $9.59
------------------------------------------------------------------------------------------------
International Small Companies Fund-Class III
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $10.44 per share based on                      $253,612,382
         24,297,035 shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price ($10.44 x 100/99.00)*                                                    $10.55
------------------------------------------------------------------------------------------------
Emerging Markets Fund-Class III
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $9.84 per share based on                       $826,960,165
         84,071,804 shares of beneficial interest outstanding
------------------------------------------------------------------------------------------------
  Offering Price ($9.84 x 100/99.20) *                                                     $9.92
------------------------------------------------------------------------------------------------
Emerging Markets Fund-Class IV
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $9.83 per share based on                       $735,455,234
         74,843,887 shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price ($9.83 x 100/99.20)*                                                      $9.91
------------------------------------------------------------------------------------------------
Emerging Countries Fund-Class III
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $9.65 per share based on 7,500,485              $72,404,692
         of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                           $9.65
------------------------------------------------------------------------------------------------
Asia Fund-Class III
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $8.09 per share based on                       $117,877,930
         14,577,452 shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
                            Offering Price ($8.09 x 100/99.20) *                           $8.16
------------------------------------------------------------------------------------------------


----------
* Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" in the Prospectus.

Tax-Managed International Equities Fund - Class III
------------------------------------------------------------------------------------------------
Net Assets at Value (Equivalent to $9.70 per share based on 7,762,793                $75,286,643
         shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
Offering Price                                                                             $9.70
------------------------------------------------------------------------------------------------
Domestic Bond Fund-Class III
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $9.68 per share based on                       $155,000,418
         16,006,804 shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                           $9.68
------------------------------------------------------------------------------------------------
Core Plus Bond Fund-Class III
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $10.39 per share based on                      $340,039,163
         32,731,313 shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                          $10.39
------------------------------------------------------------------------------------------------
International Bond Fund-Class III
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $9.05 per share based on                       $135,047,804
         14,914,852 shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                           $9.05
------------------------------------------------------------------------------------------------
Currency Hedged International Bond Fund-Class III
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $9.04 per share based on 1,983,751              $17,932,438
         shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                           $9.04
------------------------------------------------------------------------------------------------
Global Bond Fund-Class III
  Net Assets at Value (Equivalent to $9.33 per share based on                       $273,073,842
         29,283,449 shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                           $9.33
------------------------------------------------------------------------------------------------
Emerging Country Debt Fund-Class III
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $9.30 per share based on                       $570,458,527
         61,361,646 shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price ($9.30 x 100/99.50) *                                                     $9.35
------------------------------------------------------------------------------------------------
Emerging Country Debt Fund-Class IV
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $9.29 per share based on                       $489,614,950
         52,684,559 shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price ($9.29 x 100/99.50)*                                                      $9.34
------------------------------------------------------------------------------------------------
Short-Term Income Fund-Class III
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $9.62 per share based on 5,024,384              $48,346,810
         shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                           $9.62
------------------------------------------------------------------------------------------------


* Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" in the Prospectus.

Global Hedged Equity Fund-Class III
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $9.23 per share based on 1,801,139              $16,628,033
         shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                           $9.23
------------------------------------------------------------------------------------------------
Inflation Indexed Bond Fund-Class III
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $10.81 per share based on                      $149,273,785
         13,810,818 shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                          $10.81
------------------------------------------------------------------------------------------------
Emerging Country Debt Share Fund - Class III
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $9.25 per share based on 9,722,252              $89,951,627
         shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                           $9.25
------------------------------------------------------------------------------------------------
International Equity Allocation Fund-Class III
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $9.02 per share based on 7,286,128              $65,711,912
         shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                           $9.02
------------------------------------------------------------------------------------------------
World Equity Allocation Fund-Class III
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $8.64 per share based on 846,961                 $7,317,902
         shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                           $8.64
------------------------------------------------------------------------------------------------
Global (U.S.+) Equity Allocation Fund-Class III
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $8.66 per share based on 4,635,937              $40,124,348
         shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                           $8.66
------------------------------------------------------------------------------------------------
Global Balanced Allocation Fund-Class III
------------------------------------------------------------------------------------------------
  Net Assets at Value (Equivalent to $10.77 per share based on                      $130,926,067
         12,154,363 shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                          $10.77
------------------------------------------------------------------------------------------------
U.S. Sector Fund-Class III
  Net Assets at Value (Equivalent to $5.45 per share based on 49,529                    $270,050
         shares of beneficial interest outstanding)
------------------------------------------------------------------------------------------------
  Offering Price                                                                           $5.45
------------------------------------------------------------------------------------------------

                  COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

COMMERCIAL PAPER RATINGS

Commercial paper ratings of Standard & Poor's are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor's indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.

CORPORATE DEBT RATINGS

Standard & Poor's. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor's for corporate debt:

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- The rating C is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's. The following is a summary of the ratings used by Moody's for corporate debt:

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

      1.    An application for rating was not received or accepted.

      2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

      3.    There is lack of essential data pertaining to the issue or issuer.

      4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1 and B1.

                        Evergreen Asset Allocation Fund
                      Statement of Additional Information

                             EVERGREEN EQUITY TRUST

                               200 Berkeley Street
                           Boston, Massachusetts 02116

                                 1.800.343.2898

                                 Balanced FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                 October 1, 2002

                  Evergreen Asset Allocation Fund (the "Fund")

     The Fund is an open-end series of Evergreen Equity Trust (the "Trust")


         This Statement of Additional Information (SAI) pertains to all classes of shares of the Fund. It is not a prospectus but should be read in conjunction with the prospectus of the Fund, dated October 1, 2002. The Fund is offered through the prospectus offering Class A, Class B, Class C and Class I shares. You may obtain a copy of the prospectus by calling
     1.800.343.2898,    or    downloading    it   off    our    website    at
     EvergreenInvestments.com. The information in Part 1 of this SAI is specific information about the Fund. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or Class of shares in which you are making or contemplating an investment.

                                TABLE OF CONTENTS

PART 1

TRUST HISTORY................................................................1-1
INVESTMENT POLICIES..........................................................1-1
OTHER SECURITIES AND PRACTICES...............................................1-2
PRINCIPAL HOLDERS OF FUND SHARES.............................................1-3
EXPENSES.....................................................................1-3
SERVICE PROVIDERS............................................................1-4
SPECIAL TAX CONSIDERATIONS...................................................1-5
UNDERLYING FUNDS.............................................................1-6

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES.............2-1
PURCHASE AND REDEMPTION OF SHARES........................................2-18
SALES CHARGE WAIVERS AND REDUCTIONS......................................2-21
PRICING OF SHARES........................................................2-24
PERFORMANCE CALCULATIONS.................................................2-25
PRINCIPAL UNDERWRITER....................................................2-26
DISTRIBUTION EXPENSES UNDER RULE 12b-1...................................2-27
TAX INFORMATION..........................................................2-30
BROKERAGE................................................................2-33
ORGANIZATION.............................................................2-34
INVESTMENT ADVISORY AGREEMENT............................................2-35
MANAGEMENT OF THE TRUST..................................................2-36
CORPORATE AND MUNICIPAL BOND RATINGS.....................................2-39
ADDITIONAL INFORMATION...................................................2-50

                                      1-1

                                     PART 1

                                  TRUST HISTORY

         The Trust is an open-end management investment company, which was organized as a Delaware business trust on September 18, 1997. A copy of the Declaration of Trust is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part.

                               INVESTMENT POLICIES

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

         The Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the "1940 Act"). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1.  Diversification

         The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

         To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities.

         2.  Concentration

         The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         The Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3.  Issuing Senior Securities

         Except as permitted under the 1940 Act, the Fund may not issue senior securities.

         4.  Borrowing

         The Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

         The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may also borrow up to an additional 5% of its total assets from banks or others. The Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund may purchase additional securities as long as outstanding borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law

         5.  Underwriting

         The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6.  Real Estate

         The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.  Commodities

         The Fund may not purchase or sell commodities or contracts on commodities, except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.  Lending

         The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or Decreases in the market value of a security lent will affect the Fund and its shareholders.

         When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

     The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust, Evergreen Equity Trust and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds (except SNAP Fund), in accordance with Evergreen's Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592).


                         OTHER SECURITIES AND PRACTICES

         The Fund may be invested in a wide range of securities through its purchases of shares of other equity, fixed income and international mutual funds. For information regarding the different types of securities the Fund may indirectly purchase and certain investment practices the underlying funds may use, see Part 2 of this SAI under "Additional Information on Securities and Investment Practices". For a further description of each underlying fund's investment objective, strategies and risks, as well as a description of each underlying fund's benchmark, see "Underlying Funds" at the end of Part 1 of this SAI.

                        PRINCIPAL HOLDERS OF FUND SHARES

         As of May 31, 2002, there were no shareholder of record of the Fund.

                                    EXPENSES

Advisory Fees

         Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Fund. EIMC is entitled to receive from the Fund an annual fee equal to 0.50% of the average daily net assets of the Fund.

Sub-Advisory Fees

         Grantham, Mayo, Van Otterloo & Co. LLC (GMO) is the investment sub-advisor to the Fund. GMO also serves as investment advisor to each of the underlying funds. GMO does not receive a direct fee from the Fund for its advisory services. GMO indirectly receives a fee for its services from the Fund through the annual fund operating expenses of the underlying funds in which the Fund invests, which the Fund indirectly bears.

Trustee Compensation

         Listed   below  is  the  Trustee   compensation   paid  by  the  Trust
individually for the fiscal year ended March 31, 2002 and by the Trust and the eight other trusts in the Evergreen Fund Complex for the twelve months ended December 31, 2001. The Trustees do not receive pension or retirement benefits from the Funds. For more information, see "Management of the Trust" in Part 2 of this SAI.


         ================================== ============================== ================================
                                             Aggregate Compensation from     Total Compensation from the
                                              Trust for the fiscal year    Evergreen Fund Complex for the
                                                   ended 3/31/2002                    twele months
                                                                                   ended 12/31/2001*
                      Trustee
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------
         Laurence B. Ashkin**                          $2,167                           $40,250
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------
         Charles A. Austin, III                         $5,040                          $93,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------
         Arnold H. Dreyfuss**                           $2,317                          $43,250
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------
         K. Dun Gifford                                 $5,809                          $109,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------
         James S. Howell ***                            $2,135                          $40,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------
         Leroy Keith Jr.                                $5,046                          $92,500
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------
         Gerald M. McDonnell                            $5,484                          $93,500
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------
         Thomas L. McVerry                              $5,046                          $93,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------
         Louis W. Moelchert, Jr.                        $4,021                          $92,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------
         William Walt Pettit                            $5,068                          $93,500
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------
         David M. Richardson                            $5,068                          $93,500
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------
         Russell A. Salton, III                         $5,521                          $103,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------
         Michael S. Scofield                            $6,371                          $120,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------
         Richard J. Shima                               $5,068                          $93,500
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------
         Richard K. Wagoner                             $5,042                          $93,000
         ================================== ============================== ================================

                  *Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2001. The amounts listed below will be payable in later years to the respective Trustees:

                           Austin           $55,800
                           Howell           $28,000
                           McVerry          $93,000
                           Moelchert        $92,000
                           Pettit           $93,500
                           Scofield         $39,375

                  **As of January 1, 2001, Laurence B. Ashkin and
                    Arnold H. Dreyfuss retired and became Trustee Emeriti.
                  ***As of January 1, 2000, James B. Howell retired and became
                     Trustee Emeritus.
                  ****On January 2, 2001, Louis W. Moelchert, Jr. resigned. He received compensation through December 2001.


                      COMPUTATION OF CLASS A OFFERING PRICE

         Class A shares are sold at the net asset value (NAV) plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 based upon a hypothetical $10.00 NAV of the Fund's Class A shares. For more information, see " Pricing of Shares" in
Part 2 of this SAI.

----------------------------------------- ----------------- ------------------- --------------------------
                                                            Per Share           Offering
                                          Hypothetical      Sales               Price Per
Fund                                      Net Asset Value   Charge              Share
----------------------------------------- ----------------- ------------------- --------------------------
----------------------------------------- ----------------- ------------------- --------------------------
Asset Allocation Fund                     $10.00            5.75%               $10.61
----------------------------------------- ----------------- ------------------- --------------------------

                                SERVICE PROVIDERS

Administrator

     Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, Massachusetts 02116-5034, a subsidiary of Wachovia Corporation (Wachovia), formerly First Union Corporation, serves as administrator to the Fund, subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Fund with facilities, equipment and personnel and is entitled to receive a fee from the Fund at the rate of 0.10% of the Fund's average daily net assets.

Transfer Agent

     Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia, is the Fund's transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. The Fund pays ESC annual fees as follows:

                 -------------------------------- -------------------- --------------------

                                                    Annual Fee Per       Annual Fee Per
                 Fund Type                           Open Account*      Closed Account**
                 -------------------------------- -------------------- --------------------
                 -------------------------------- -------------------- --------------------
                 Monthly Dividend Funds                 $226.75                $9.00
                 -------------------------------- -------------------- --------------------
                 -------------------------------- -------------------- --------------------
                 Quarterly Dividend Funds               $25.75                $9.00
                 -------------------------------- -------------------- --------------------
                 -------------------------------- -------------------- --------------------
                 Semiannual Dividend Funds              $24.75                $9.00
                 -------------------------------- -------------------- --------------------
                 -------------------------------- -------------------- --------------------
                 Annual Dividend Funds                  $24.75                $9.00
                 -------------------------------- -------------------- --------------------
                 -------------------------------- -------------------- --------------------
                 Money Market Funds                     $26.75                $9.00
                 -------------------------------- -------------------- --------------------

                  *For shareholder accounts only. The Fund pays ESC cost plus 15% for broker accounts.
                **Closed  accounts are maintained on the system in order to facilitate historical tax information.

Distributor

         Evergreen  Distributor,  Inc. (EDI), 90 Park Avenue, New York, New York
10016,   markets   the  Fund   through   broker-dealers   and  other   financial
representatives.

Independent Auditors

         KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of the Fund.

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of the Fund's securities and cash and performs other related duties.

Legal Counsel

     Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20036, provides legal advice to the Fund.


                           SPECIAL TAX CONSIDERATIONS

         The Fund will not be able to offset gains realized by one underlying fund in which the Fund invests against losses realized by another underlying fund in which the Fund invests. In addition, a Fund that invests in other investment companies will be not be able to offset gains realized by one underlying investment company against losses realized by another underlying investment company. Similarly, if the Fund invests in Alpha LIBOR Fund and/or Emerging Country Debt Fund it will not be able to offset losses realized by either of those underlying funds against other income realized by the Fund. Also, depending on the Fund's percentage ownership in an underlying fund, a redemption of shares of an underlying fund by the Fund may cause the Fund to be treated as not receiving capital gain income on such redemption but instead as receiving a dividend taxable as ordinary income in an amount equal to the full amount of the distribution. Accordingly, the investment of the Fund in underlying funds could affect the amount, timing and character of distributions to shareholders of the Fund.

                                UNDERLYING FUNDS

         The following is a summary of each of the underlying funds in which the Fund may invest. Following the summaries is a list of definitions of each Fund's benchmark.

U.S. CORE FUND

Investment Objective: The U.S. Core Fund seeks high total return through investment in U.S. equity securities. The Fund's current benchmark is the S&P 500 Index.

Investment Universe: The Fund invests primarily in the equity securities of at least 125 companies chosen from among the 600 companies with the largest equity capitalization and whose securities are listed on a United States national securities exchange. The Fund may also use derivatives.

Principal Investments: The Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may use exchange-traded and over-the-counter derivative instruments and related investment techniques to:
(i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

Methodology/Portfolio Construction: The Fund uses fundamental and quantitative investment principles to provide broad U.S. equity exposure. Using these principles, the Manager employs a bottom-up approach to select stocks based on factors such as price to fair value, price to normalized earnings and price momentum. The Manager then uses a top-down approach to favor sectors that it believes represent the best long-term values within the U.S. stock market. The Manager then uses a final optimization process to help control portfolio risk.

Risks: The most significant risks of an investment in the Fund are Stock Market Risk, Derivatives Risk, Leverage Risk and Credit Risk, as described in the Allocation Fund's prospectus.

VALUE FUND

Investment Objective: The Value Fund seeks long-term capital growth primarily through investment in equity securities. The Fund's current benchmark is the Russell 1000 Value Index.

Investment  Universe:  The  Fund  invests  primarily  in  equity  securities  of
companies  chosen  from  the  Russell  1000  Value  Index,   emphasizing   large
capitalization equity securities. The Fund may also use derivatives.

Principal Investments: The Fund invests primarily in U.S. equity securities of companies that in the opinion of the Manager represent favorable values relative to their market prices. The Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may also invest in equity securities of foreign issuers.

Methodology/Portfolio Construction: The Fund uses traditional investment principles combining fundamental and quantitative analysis to provide broad U.S. equity market exposure. Using these principles, the Manager focuses on stock selection, and primarily selects issuers which it believes represent compelling values relative to their market prices. The Manager employs a bottom-up approach to select stocks, and uses various techniques in seeking companies which trade below fair value, as determined by the value of the earnings stream (using a proprietary dividend discount model), the asset value or the franchise value. With valuation the critical factor, the Manager seeks stocks exhibiting one or more of the following characteristics: unappreciated growth rate or earnings power, overlooked assets or business, perception anomaly, the potential for sustainable profit improvement, and indifference in the marketplace.

Risks: The most significant risks of an investment in the Fund are Stock Market Risk, Investment Style Risk and Derivatives Risk, as described in the Allocation Fund's prospectus.

INTRINSIC VALUE FUND

Investment Objective: The Intrinsic Value Fund seeks long-term capital growth. The Fund's current benchmark is the Russell 1000 Value Index.

Investment Universe: The Fund invests primarily in equity securities of companies chosen from the 1,000 companies with the largest equity capitalization and whose securities are listed on a United States national securities exchange, emphasizing large capitalization equity securities. The Fund may also use derivatives.

Principal Investments and Strategies: The Fund invests primarily in U.S. equity securities of companies that, in the opinion of the Manager, represent favorable values relative to their market prices. The Fund intends to be fully invested and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may use exchange-traded and over-the-counter derivative instruments and related instruments to: (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

Methodology/Portfolio Construction: The Manager uses quantitative analytical methods, for example, computer models, to choose approximately 300 stocks from among the companies listed in the Russell 1000 Index for the Fund's portfolio. Using a bottom-up approach that normally focuses on individual stock selection, with less emphasis on industry and sector allocation, the Manager researches and evaluates individual companies. Stocks of companies with price to book ratios, price to sales ratios, price to fair values and cash flow yields that meet the Manager's criteria as undervalued or cheap are ranked highly. Stocks ranked highly by more than one criterion are favored for selection. The Manager believes that a security with a low price in relation to its fair value or intrinsic value has opportunity for appreciation. The Manager attempts to control risk by weighing the trade-off between a stock's expected return and its potential to contribute to the Fund's overall risk profile.

Risks: The most significant risks of an investment in the Fund are Stock Market Risk, Investment Style Risk and Derivatives Risk, as described in the Allocation Fund's prospectus.

GROWTH FUND

Investment Objective: The Growth Fund seeks long-term growth of capital. The Fund's current benchmark is the Russell 1000 Growth Index.

Investment Universe: The Fund invests primarily in the equity securities of at least 125 companies chosen from among the 1,000 companies with the largest equity capitalization and whose securities are listed on a United States national securities exchange. The Fund may also use derivatives.

Principal Investments: The Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may use exchange-traded and over-the-counter derivative instruments and related investment techniques to:
(i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

Methodology/Portfolio Construction: The Fund uses fundamental and quantitative investment principles to provide broad exposure to the large capitalization growth sector of the U.S. equity market. Using these principles, the Manager employs a bottom-up approach to select stocks based on factors such as fair value, earnings and price momentum. The Manager then uses a top-down approach to favor sectors that it believes represent the best long-term values within the U.S. stock market. The Manager then uses a final optimization process to help control portfolio risk.

Risks: The most significant risks of an investment in the Fund are Stock Market Risk, Investment Style Risk, Derivatives Risk, Leveraging Risk and Credit Risk, as described in the Allocation Fund's prospectus.

REIT FUND

Investment Objective: The REIT Fund seeks high total return. The Fund's current benchmark is the Morgan Stanley REIT Index.

Investment Universe: The Fund seeks exposure to real estate investment trusts ("REITs"), which are managed vehicles that invest in real estate or real estate-related assets, and other real estate-related companies. The Fund invests primarily in equity REITs and real estate related operating companies, which own real estate directly; mortgage REITs, which make construction, development or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. The Fund may also use derivatives.

Principal Investments: The Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may use exchange-traded and over-the-counter derivatives and related instruments to: (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

Methodology/Portfolio Construction: The Fund uses fundamental and quantitative investment principles to evaluate REITs. Using these principles, the Manager employs a bottom-up approach to select REITs based on such factors as valuation, prospects for growth, quality of the balance sheet and management.

Risks: The most significant risks of an investment in the Fund are Stock Market Risk, Derivative Risk, Leveraging Risk and Credit Risk, as described in the Allocation Fund's prospectus. In addition, the Fund is subject to Concentration Risk. An investment in a Fund that concentrates its investments in a single sector or industry entails greater risk than an investment in a Fund that invests its assets in numerous sectors or industries. The Fund may be vulnerable to any development in its concentration sector or industry that may weaken the sector or industry. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in a number of different sectors or industries.

Small Cap Value Fund.

Investment Objective: The Small Cap Value Fund's investment objective is long-term growth of capital. Its current benchmark is the Russell 2500 Value Index.

Principal Investment: The Small Cap Value Fund invests primarily in the equity securities of companies chosen from this index. It may also use derivatives.

Methodology/Portfolio Construction: The Small Cap Value Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. It may use exchange-traded and over-the-counter derivative instruments and related investment techniques to: (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

Risks: The most significant risks of a Fund's investment in the Small Cap Value Fund are Stock Market Risk, Investment Style Risk, Small Company Risk, Derivatives Risk, Leveraging Risk and Credit Risk, as described under "Overview of Fund Risks" in the prospectus of Allocation Fund.

Small Cap Growth Fund

Investment Objective: The Small Cap Growth Fund seeks long-term growth of capital. The current benchmark of Small Cap Growth Fund is the Russell 2500 Growth Index, an independently maintained and published index composed of the bottom 2,500 of the 3,000 largest U.S. companies based on total market capitalization with higher price-to-book ratios and higher forecasted growth values.

Principal Investment: The Small Cap Growth Fund invests primarily in the equity securities of companies chosen from the Russell 2500 Growth Index. It may also use derivatives.

Methodology/Portfolio Construction: The Small Cap Growth Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. It may use exchange-traded and over-the-counter derivative instruments and related investment techniques to: (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

Risks: The most significant risks of a Fund's investment in the Small Cap Growth Fund are Stock Market Risk, Investment Style Risk, Small Company Risk, Derivatives Risk, Leveraging Risk and Credit Risk, as described under "Overview of Fund Risks" in the prospectus of Allocation Fund.

INTERNATIONAL DISCIPLINED EQUITY FUND

Investment Objective: The International Disciplined Equity Fund seeks high total return. The Fund's current benchmark is the MSCI EAFE Index.

Investment Universe: The Fund invests primarily in equity securities of non-U.S. issuers chosen from among the companies in developed markets that are listed in the MSCI Perspective publication, which generally includes approximately 2,500 issuers in the MSCI EAFE universe and Canadian companies. The Fund may also use derivatives.

Principal Investments: The Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. The Fund will generally not invest in securities of emerging markets issuers. The Fund may use exchange-traded and over-the-counter derivatives and related instruments to (i) hedge equity exposure; (ii) replace direct investing; (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

Methodology/Portfolio Construction: The Fund uses quantitative models to forecast the future returns and risks of individual stocks as well as sectors, countries, and currencies. For stock selection, the Manager examines factors such as valuation (price-to-earnings, price-to-book, price-to-cash flow, dividend yield and price-to-sales), firm quality (debt-to-equity, return-on-equity, return-on-sales, and the historical stability of these factors), and momentum (price performance, earnings revisions, and growth in earnings, sales, and dividends). To forecast returns for countries, the Manager examines factors such as stock market valuation, trends in gross domestic products, positive market sentiment, and industrial competitiveness as defined by currency valuation. For sectors, the Manager aggregates the stock factors described above at a sector level with emphasis on comparison with historical sector norms. For currencies, the Manager examines factors such as export and producer price parity, balance of payments, interest rate differential, and relative strength. The Manager uses an optimization process to allocate investments between issuers based on growth, quality, and valuation style factors. In addition, the Manager uses an optimization process to weigh the trade-off between a stock's return forecast and how much risk the stock adds to the portfolio, the risk and forecasted return of all active currency positions and the risk of the entire portfolio relative to the Fund's benchmark. Expected transaction costs and liquidity are explicitly considered in the optimization process.

Risks. The most significant risks of an investment in the Fund are Stock Market Risk, Investment Style Risk, Derivatives Risk, Foreign Investment Risk, Leveraging Risk and Credit Risk, as described under "Overview of Fund Risks" in the Allocation Fund's prospectus. In addition, the Fund is subject to Currency Risk. The Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of the Fund's shares will be affected by changes in exchange rates. To manage this risk, the Fund may enter into currency futures contracts and forward currency exchange contracts. Although, the Fund uses these contracts to hedge the U.S. dollar value of a security they already own, the Fund could lose money if they fail to predict accurately the future exchange rates. The Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if the Fund is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

INTERNATIONAL INTRINSIC VALUE FUND

Investment Objective: The International Intrinsic Value Fund seeks high total return through investment in equity securities of non-U.S. issuers. The Fund's current benchmark is the Salomon Smith Barney PMI Value EPAC Index.

Investment Universe: The Fund invests primarily in equity securities of non-U.S. issuers chosen from among the companies in developed markets that are listed in the MSCI Perspective publication, which generally includes approximately 2,500 issuers in the MSCI EAFE universe and Canadian companies. The Fund may also use derivatives.

Principal Investments: The Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. The Fund will generally not invest in securities of emerging markets issuers. The Fund may use exchange-traded and over-the-counter derivatives and related instruments to (i) hedge equity exposure; (ii) replace direct investing; (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

Methodology/Portfolio Construction: The Fund uses fundamental and quantitative investment principles to build an international equity portfolio focusing on equity securities that represent favorable values relative to their market prices. Using these principles, the Manager creates forecasted returns for countries, sectors, currencies and individual stocks. To forecast returns for countries, the Manager examines factors such as trends in gross domestic products, market sentiment and industrial competitiveness. For sectors, the
Manager examines factors such as relative valuations, economic sensitivity, profitability and size. For currencies, the Manager examines factors such as export and producer price parity, balance of payments and interest rates. For securities, the Manager examines factors such as relative valuations in book value, earnings, cash flow, sales, dividends and forecasted earnings as well as dividend discount model assessments of fair value and both price and earnings momentum and ranks highly the securities of companies that meet the Manager's criteria as undervalued. The Manager uses an optimization process to weigh the trade-off between a stock's return forecast and how much risk the stock adds to the portfolio, the risk and forecasted return of all active currency positions and the risk of the entire portfolio relative to the Fund's benchmark. In addition, expected transaction costs are explicitly considered in the optimization process.

Risks: The most significant risks of an investment in the Fund are Stock Market Risk, Investment Style Risk, Derivatives Risk, Foreign Investment Risk, Leveraging Risk and Credit Risk, as described under "Overview of Fund Risks" in the Allocation Fund's prospectus. In addition, the Fund is subject to Currency Risk. The Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of the Fund's shares will be affected by changes in exchange rates. To manage this risk, the Fund may enter into currency futures contracts and forward currency exchange contracts. Although, the Fund uses these contracts to hedge the U.S. dollar value of a security they already own, the Fund could lose money if they fail to predict accurately the future exchange rates. The Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if the Fund is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

INTERNATIONAL GROWTH FUND

Investment Objective: The International Growth Fund seeks high total return. The Fund's current benchmark is the Salomon Smith Barney PMI Growth EPAC Index.

Investment Universe: The Fund invests primarily in equity securities of non-U.S. issuers chosen from among the companies in developed markets that are listed in the MSCI Perspective publication, which generally includes approximately 2,500 issuers in the MSCI EAFE universe and Canadian companies. The Fund may also use derivatives.

Principal Investments: The Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may use exchange-traded and over-the-counter derivatives and related instruments to (i) hedge equity exposure; (ii) replace direct investing; (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

Methodology/Portfolio Construction: The Fund uses fundamental and quantitative investment principles to build a portfolio with broad exposure to the growth sector of the international equity market. Using these principles, the Manager will identify inefficiencies in the pricing of growth stocks. The Manager also will select stocks based on price and earnings momentum and using the Manager's proprietary dividend discount model. Momentum will be measured by strong price performance and upgrades to analysts' estimates. The Manager's dividend discount model incorporates the Manager's assessment of an issuer's franchise quality based on current and historical accounting data. While maintaining diversification across countries, the Manager will use a bottom up security selection process which will focus on those countries where growth prospects are highest or most undervalued. In addition, the Manager will consider top-down factors that influence the growth potential of a particular country, such as currency valuation. The Manager uses an optimization process to weigh the trade-off between a stock's return forecast and how much risk the stock adds to the portfolio, based on industry sector weights, exposure to market capitalization groups and quality. Expected transaction costs and liquidity are explicitly considered in the optimization process.

Risks: The most significant risks of an investment in the Fund are Stock Market Risk, Investment Style Risk, Derivatives Risk, Foreign Investment Risk, Leveraging Risk and Credit Risk, as described under "Overview of Fund Risks" in the Allocation Fund's prospectus. In addition, the Fund is subject to Currency Risk. The Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of the Fund's shares will be affected by changes in exchange rates. To manage this risk, the Fund may enter into currency futures contracts and forward currency exchange contracts. Although, the Fund uses these contracts to hedge the U.S. dollar value of a security they already own, the Fund could lose money if they fail to predict accurately the future exchange rates. The Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if the Fund is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

CURRENCY HEDGED INTERNATIONAL EQUITY FUND

Investment Objective: The Currency Hedged International Equity Fund seeks high total return. The Fund's current benchmark is the MSCI EAFE Index (Hedged).

Investment Universe: The Fund invests primarily in the International Disciplined Equity Fund, International Intrinsic Value Fund and International Growth Fund and other Funds, including Funds offered in this Prospectus and through separate prospectuses (collectively, "underlying Funds"). For more information regarding Funds offered through separate prospectuses, see "Investments in Funds Offered Through Separate Prospectuses" on page 59. The Fund will use derivatives.

Principal Investments: The Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. The Fund will be nearly fully exposed to equity securities of non-U.S. issuers through investment in the underlying Funds. The Fund may use exchange-traded and over-the-counter derivatives and related instruments to adjust its foreign currency exposure.

Methodology/Portfolio Construction: The Fund's assets are allocated among the underlying Funds based on the Manager's analysis of the relative attractiveness of value versus growth investing styles, measured primarily by the discount at which value stocks trade relative to growth stocks generally, as well as on the Manager's predicted returns of the two styles in the markets. In a value/growth neutral position, the Manager will allocate among the underlying Funds based on the Manager's evaluation of (i) the underlying Funds' investments in individual stocks; (ii) the underlying Funds' weighting of investments in particular countries or regions; and (iii) the expected costs of investment alternatives. The Manager uses fundamental and quantitative investment principles to create forecasted returns for currencies, examining factors such as relative valuations, export and producer price parity, balance of payments and interest rates. The Fund will look through to the underlying Funds' holdings to measure base currency exposure and then attempt to apply a currency overlay to hedge at least 70% of the foreign currency exposure in the underlying Funds' investments back to the U.S. dollar. In addition, the Fund may take active positions relative to a fully hedged benchmark.

Risks. The most significant risk of an investment in the Fund is the risk that one or more underlying Funds will not perform as expected. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.

FOREIGN FUND

Investment Objective: The Foreign Fund seeks high total return. The Fund's current benchmark is the MSCI EAFE Index.

Investment Universe: The Fund invests primarily in the equity securities of companies chosen from companies listed outside the U.S., including any of the 4,000 companies in developed and emerging markets listed in the MSCI database. The Fund may also use derivatives.

Principal Investments: The Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may also use exchange-traded and over-the-counter derivatives to adjust its foreign currency exposure.

Methodology/Portfolio Construction: The Fund uses fundamental analysis of issuers and country economics to build an international equity portfolio. The Manager evaluates stocks by examining value factors such as price to earnings, price to book, price to cash flow and yield. The Manager then focuses on the companies that rank attractively in these four categories and makes selections based on research including a review of the sector/industry, publicly available company information, fundamental analysis and discussions with company management.

Risks: The most significant risks of an investment in the Fund are Stock Market Risk, Derivatives Risk, Foreign Investment Risk and Credit Risk, as described under "Overview of Fund Risks" in the Allocation Fund's prospectus. In addition, the Fund is subject to Currency Risk. The Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of the Fund's shares will be affected by changes in exchange rates. To manage this risk, the Fund may enter into currency futures contracts and forward currency exchange contracts. Although, the Fund uses these contracts to hedge the U.S. dollar value of a security they already own, the Fund could lose money if they fail to predict accurately the future exchange rates. The Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if the Fund is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

DOMESTIC BOND FUND

Investment Objective: The Domestic Bond Fund seeks high total return. The Fund's current benchmark is the Lehman Brothers Government Bond Index.

Principal  Investments:  The Fund seeks  exposure  primarily to U.S.  government securities, including asset-backed securities issued by U.S. government agencies, and may also seek exposure to other U.S. dollar denominated fixed income investments, including investment-grade bonds, convertible bonds and asset-backed securities of private issuers. The Fund intends to achieve this exposure directly, or indirectly by investing a significant portion of its assets in shares of the Alpha LIBOR Fund. The Alpha LIBOR Fund primarily invests in relatively high quality, low volatility fixed income instruments, including asset-backed securities issued by a range of governmental (including federal, state, local and foreign governments) and private issuers.

The Fund may also expose a portion of its assets to foreign credit, and may invest some of its assets in lower-rated securities. The Fund may make use of a wide variety of exchange-traded and over-the-counter derivative instruments to implement its strategy, including creating synthetic bonds to replace a direct investment.

Methodology/Portfolio Construction: The Manager employs fundamental research techniques to identify bonds which have high relative yield spreads and which the Manager believes are undervalued. The Manager also considers issue-specific risk in the selection process. The Manager employs competitive trading practices to help ensure that the Fund receives the best available prices and monitors credit risk in the portfolio. The Fund's portfolio will generally have a duration of four (4) to six (6) years.

Risks: The most significant risks of an investment in the Fund are Stock Market Risk and Derivatives Risk, as described under "Overview of Fund Risks" in the Allocation Fund's prospectus.

CORE PLUS BOND FUND

Investment Objective: The Core Plus Bond Fund seeks high total return relative to its performance benchmark. The Fund's current benchmark is the Lehman Brothers Aggregate Bond Index.

Principal Investments: The Fund seeks exposure primarily to U.S. bond investments (principally U.S. government securities and asset-backed securities issued by U.S. government agencies and private issuers), but also adds to or subtracts from the return of its U.S. investments through exposure to foreign bond and currency markets. The Fund may achieve U.S. bond market exposure by investing in the Alpha LIBOR Fund, exchange-traded and over-the-counter derivatives (including to create "synthetic" bonds), and/or U.S. government securities (including asset-backed securities issued by U.S. government agencies) and other U.S. dollar-denominated fixed income investments (including investment grade bonds, convertible bonds and asset-backed securities of private issuers). The Alpha LIBOR Fund primarily invests in relatively high quality, low volatility fixed income instruments, including asset-backed securities issued by a range of governmental (including federal, state, local and foreign governments) and private issuers.

The Fund expects to achieve foreign bond and currency exposure primarily by investing in a combination of exchange-traded and over-the-counter foreign bond and currency derivatives. The Fund may also expose a portion of its assets to lower-rated securities (also known as "junk bonds"), including the sovereign debt of Emerging Countries, and may do so by investing in the Emerging Country Debt Fund (see "Investments in Funds Offered Through Separate Prospectuses" on page 59). The Fund will generally attempt to hedge at least 75% of its foreign currency exposure back to the U.S. dollar, and may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

The Fund's return will depend primarily on 1) the performance of U.S. bond markets, 2) the Manager's success at outperforming the U.S. bond market, and 3) the Manager's success in selecting foreign bond and currency markets to over-and underweight.

Methodology/Portfolio Construction: The Manager employs fundamental research techniques and quantitative applications to transfer valuation inefficiencies from the international bond and currency markets to a core U.S. bond portfolio. The core portfolio seeks to match the duration of, and produce returns similar to, the Fund's benchmark. The Manager uses these applications to determine currency and country allocations. Issues are selected by analyzing such factors as term structures, sector and issuer yield spreads, tracking error and embedded option features of the security universe. The Manager implements these allocations by identifying undervalued securities and currencies within the relevant bond and currency markets.

Risks: The most significant risks of an investment in the Fund are Stock Market Risk, Derivatives Risk, Foreign Investment Risk and Credit Risk, as described under "Overview of Fund Risks" in the Allocation Fund's prospectus. In addition, the Fund is subject to Currency Risk. The Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of the Fund's shares will be affected by changes in exchange rates. To manage this risk, the Fund may enter into currency futures contracts and forward currency exchange contracts. Although, the Fund uses these contracts to hedge the U.S. dollar value of a security they already own, the Fund could lose money if they fail to predict accurately the future exchange rates. The Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if the Fund is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established. In addition, as a result of the Fund's investment in ECDF, the Fund will indirectly be exposed to all of the risks of an investment in ECDF.

INTERNATIONAL BOND FUND

Investment Objective: The International Bond Fund seeks high total return. The Fund's current benchmark is the J.P. Morgan Non-U.S. Government Bond Index.

Principal Investments: The Fund seeks exposure primarily to investment-grade bonds denominated in various currencies (including U.S. dollars and multi-currency units), including asset-backed securities issued by foreign governments, U.S. government agencies and private issuers. The Fund intends to achieve this exposure by coupling investments in exchange-traded and over-the-counter bond and currency derivative instruments (including to create "synthetic" bonds) with a significant investment in Alpha LIBOR Fund. The Alpha LIBOR Fund primarily invests in relatively high quality, low volatility fixed income instruments, including asset-backed securities issued by a range of governmental (including federal, state, local and foreign governments) and private issuers.

The Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets. The Fund may also expose a portion of its assets to lower-rated securities (also known as "junk bonds"), including the sovereign debt of Emerging Countries, and may do so by investing in the Emerging Country Debt Fund.

Methodology/Portfolio Construction: The Manager employs fundamental research techniques in quantitative applications to measure the value of the bond and currency markets. The Manager uses these applications to determine currency and country allocations. Issues are selected by analyzing such factors as term structures, sector and issuer yield spreads, tracking error and embedded option features of the security universe. The Manager implements these allocations by identifying undervalued securities and currencies within the relevant bond and currency markets.

Risks: The most significant risks of an investment in the Fund are Stock Market Risk, Derivatives Risk, Foreign Investment Risk and Credit Risk, as described under "Overview of Fund Risks" in the Allocation Fund's prospectus. In addition, the Fund is subject to Currency Risk. The Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of the Fund's shares will be affected by changes in exchange rates. To manage this risk, the Fund may enter into currency futures contracts and forward currency exchange contracts. Although, the Fund uses these contracts to hedge the U.S. dollar value of a security they already own, the Fund could lose money if they fail to predict accurately the future exchange rates. The Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if the Fund is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established. In addition, as a result of the Fund's investment in ECDF, the Fund will indirectly be exposed to all of the risks of an investment in ECDF.

CURRENCY HEDGED INTERNATIONAL BOND FUND

Investment Objective: Currency Hedged International Bond Fund seeks high total return. The Fund's current benchmark is the J.P. Morgan Non-U.S. Government Bond Index (Hedged).

Principal Investments: The Fund seeks exposure primarily to investment-grade bonds denominated in various currencies (including U.S. dollars and multi-currency units), including asset-backed securities issued by foreign governments, U.S. government agencies and private issuers. The Fund intends to achieve this exposure by coupling investments in exchange-traded and over-the-counter bond and currency derivative instruments (including to create "synthetic" bonds) with a significant investment in the Alpha LIBOR Fund. The Alpha LIBOR Fund primarily invests in relatively high quality, low volatility fixed income instruments, including asset-backed securities issued by a range of governmental (including federal, state, local and foreign governments) and private issuers.

The Fund generally attempts to hedge its foreign currency exposure such that net exposure to foreign currencies typically represents 20% or less of the Fund's overall currency exposure. The Fund may also use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets. The Fund may also expose a portion of its assets to lower-rated securities (also known as "junk bonds"), including the sovereign debt of Emerging Countries, and may do so by investing in the Emerging Country Debt Fund.

Methodology/Portfolio Construction: The Manager employs fundamental research techniques in quantitative applications to measure the value of the bond and currency markets. The Manager uses these applications to determine currency and country allocations. Issues are selected by analyzing such factors as term structures, sector and issuer yield spreads, tracking error and embedded option features of the security universe. The Manager implements these allocations by identifying undervalued securities and currencies within the relevant bond and currency markets. The Manager will make extensive use of a wide variety of exchange-traded and over-the-counter derivative instruments to implement the Fund's strategy.

Risks: The most significant risks of an investment in the Fund are Stock Market Risk, Derivatives Risk, Foreign Investment Risk, Leveraging Risk and Credit Risk, as described under "Overview of Fund Risks" in the Allocation Fund's prospectus. In addition, the Fund is subject to Currency Risk. The Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of the Fund's shares will be affected by changes in exchange rates. To manage this risk, the Fund may enter into currency futures contracts and forward currency exchange contracts. Although, the Fund uses these contracts to hedge the U.S. dollar value of a security they already own, the Fund could lose money if they fail to predict accurately the future exchange rates. The Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if the Fund is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established. In addition, as a result of the Fund's investment in ECDF, the Fund will indirectly be exposed to all of the risks of an investment in ECDF.

GLOBAL BOND FUND

Investment Objective: The Global Bond Fund seeks high total return. The Fund's current benchmark is the J.P. Morgan Global Government Bond Index.

Principal Investments: The Fund seeks exposure primarily to investment-grade bonds denominated in various currencies (including U.S. dollars and multi-currency units), including asset-backed securities issued by foreign governments, U.S. government agencies and private issuers. The Fund intends to achieve this exposure by coupling investments in exchange-traded and over-the-counter bond and currency derivative instruments (including to create "synthetic" bonds) with a significant investment in Alpha LIBOR Fund. The Alpha LIBOR Fund primarily invests in relatively high quality, low volatility fixed income instruments, including asset-backed securities issued by a range of governmental (including federal, state, local and foreign governments) and private issuers.

The Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets. The Fund may also expose a portion of its assets to lower-rated securities (also known as "junk bonds"), including the sovereign debt of Emerging Countries, and may do so by investing in the Emerging Country Debt Fund.

Methodology/Portfolio Construction: The Manager employs fundamental research techniques in quantitative applications to measure the value of the bond and currency markets. The Manager uses these applications to determine currency and country allocations. Issues are selected by analyzing such factors as term structures, sector and issuer yield spreads, tracking error and embedded option features of the security universe. The Manager implements these allocations by identifying undervalued securities and currencies within the relevant bond and currency markets.

Risks: The most significant risks of an investment in the Fund are Stock Market Risk, Derivatives Risk, Foreign Investment Risk and Credit Risk, as described under "Overview of Fund Risks" in the Allocation Fund's prospectus. In addition, the Fund is subject to Currency Risk. The Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of the Fund's shares will be affected by changes in exchange rates. To manage this risk, the Fund may enter into currency futures contracts and forward currency exchange contracts. Although, the Fund uses these contracts to hedge the U.S. dollar value of a security they already own, the Fund could lose money if they fail to predict accurately the future exchange rates. The Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if the Fund is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established. In addition, as a result of the Fund's investment in ECDF, the Fund will indirectly be exposed to all of the risks of an investment in ECDF.

SHORT-TERM INCOME FUND

Investment Objective: The Short-Term Income Fund seeks to provide current income to the extent consistent with the preservation of capital and liquidity through exposure to a portfolio of high-quality fixed income instruments. The Fund's current benchmark is the Salomon Smith Barney 3 Month T-Bill Index.

Principal Investments: The Fund seeks exposure primarily to high-quality prime commercial paper and master demand notes, high-quality corporate debt securities and high-quality debt securities backed by pools of commercial or consumer finance loans, securities issued or guaranteed by the U.S. government or its agencies, asset-backed securities issued by U.S. government agencies and private issuers, repurchase agreements, and certificates of deposit, bankers'
acceptances and other bank obligations. The Fund may achieve this exposure directly, or indirectly by investing a substantial portion of its assets in the Alpha LIBOR Fund. The Alpha LIBOR Fund primarily invests in relatively high quality, low volatility fixed income instruments, including asset-backed securities issued by a range of governmental (including federal, state, local and foreign governments) and private issuers. The Fund may also use derivatives. While the Fund intends to invest primarily in short-term securities, it is not a money market fund, and is therefore not subject to the regulations applicable to money market funds.

Methodology/Portfolio Construction: The Manager uses fundamental investment techniques to purchase bonds with a high relative yield spread. The Fund seeks to maintain a duration of not greater than two years. While the Fund invests in high-quality instruments, the Manager may or may not dispose of a security whose rating is lowered after purchase.

Risks: The most significant risk of an investment in the Fund is Stock Market Risk, as described under "Overview of Fund Risks" in the Allocation Fund's prospectus.

GLOBAL HEDGED EQUITY FUND

Investment Objective: The Global Hedged Equity Fund seeks high total return consistent with minimal exposure to general equity Stock Market Risk. The Fund's current benchmark is the Salomon Smith Barney 3 Month T-Bill Index.

Investment Universe: The Fund invests primarily in shares of GMO U.S. Equity Funds and GMO International Equity Funds (the "underlying funds"), or directly in equity securities of the type invested in by these underlying funds. The Fund will also use derivatives, including the equity hedging investments described below.

Principal Investments: The Fund invests primarily in a combination of (i) global equity securities, generally held through the underlying Funds; (ii) derivative instruments intended to hedge the value of the Fund's equity positions against general movements in the equity market(s)and against changes in the value of the foreign currencies represented in the Fund's non-U.S. positions relative to the U.S. dollar; and (iii) long interest rate futures contracts intended to extend the duration of the Fund. The Fund expects to make substantial use of exchange-traded and over-the-counter derivatives and related instruments.

Investors should understand that, as opposed to conventional portfolios composed of equity securities, to the extent that the Fund's hedging positions are effective, the performance of the Fund is not expected to correlate with the movements of equity markets generally. Rather, the Fund will perform more like a short-term fixed income fund adjusted by the Manager's outperformance or underperformance of equity markets generally.

Methodology/Portfolio Construction: The Fund will implement its strategy globally with a combination of U.S. international and emerging market equities. For the U.S. equity portion of the portfolio, the Fund will invest in a U.S. equity strategy that will be hedged using exchange-traded S&P 500 futures contracts. For the international equity portion of the portfolio, the Fund will invest in an international strategy that will be hedged using foreign exchange-traded futures contracts and swap contracts in which the Fund is obligated to pay the return of foreign markets in return for a U.S. dollar-based interest rate. For the emerging market equity portion of the portfolio, the Fund will invest in an emerging markets strategy that will be hedged using U.S. and foreign exchange-traded futures and swap contracts in which the Fund is obligated to pay the return of foreign markets in return for a U.S. dollar-based interest rate.

Risks: The most significant risks of an investment in the Fund are Stock Market Risk, Derivatives Risk and Foreign Investment Risk, as described under "Overview of Fund Risks" in the Allocation Fund's prospectus. In addition, the Fund is subject to Currency Risk. The Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of the Fund's shares will be affected by changes in exchange rates. To manage this risk, the Fund may enter into currency futures contracts and forward currency exchange contracts. Although, the Fund uses these contracts to hedge the U.S. dollar value of a security they already own, the Fund could lose money if they fail to predict accurately the future exchange rates. The Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if the Fund is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

INFLATION INDEXED BOND FUND

Investment Objective: The Inflation Indexed Bond Fund seeks high total return. The Fund's current benchmark is the Lehman Brothers Treasury Inflation Notes Index.

Principal Investments: The Fund invests primarily in bonds that are indexed or otherwise "linked" to general measures of inflation in the country of issue ("inflation indexed bonds"). A bond will be deemed to be "linked" to general measures of inflation if, by such bond's terms, principal or interest components change with general movements of inflation in the country of issue. These bonds may be issued by the U.S. government (including government agencies), foreign governments or corporate issuers.

The Fund may also seek exposure to other fixed income securities of both U.S. and foreign issuers by investing a significant portion of its assets in the Alpha LIBOR Fund, by investing in exchange-traded and over-the-counter derivative instruments (including to create "synthetic" bonds), and/or by direct investments. The Alpha LIBOR Fund primarily invests in relatively high quality, low volatility fixed income instruments, including asset-backed securities issued by a range of governmental (including federal, state, local and foreign governments) and private issuers. The Fund may also expose a portion of its assets to lower-rated securities (also known as "junk bonds"), and may also use derivatives.

Methodology/Portfolio Construction: The Manager uses fundamental investment techniques to select issues by matching the Fund's duration to that of its benchmark. The Manager may use exchange-traded and over-the-counter derivative instruments to implement the Fund's strategy. The Manager seeks to identify fixed income investments that, in the opinion of the Manager, represent favorable values relative to their market prices.

Risks: The most significant risks of an investment in the Fund are Stock Market Risk, Derivatives Risk, Foreign Investment Risk, Leveraging Risk and Credit Risk, as described under "Overview of Fund Risks" in the Allocation Fund's prospectus. In addition, the Fund is subject to Currency Risk. The Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of the Fund's shares will be affected by changes in exchange rates. To manage this risk, the Fund may enter into currency futures contracts and forward currency exchange contracts. Although, the Fund uses these contracts to hedge the U.S. dollar value of a security they already own, the Fund could lose money if they fail to predict accurately the future exchange rates. The Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if the Fund is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

EMERGING COUNTRY DEBT SHARE FUND

Investment Objective: The Emerging Country Debt Share Fund seeks high total return. The Fund's current benchmark is the J.P. Morgan Emerging Markets Bond Index Global.

Principal Investments: The Fund invests primarily in the Emerging Country Debt Fund ("ECDF"), and will therefore indirectly employ ECDF's principal strategies. The Fund may also invest in cash and high quality money market instruments. ECDF seeks to achieve its objective of high total return by seeking exposure primarily to sovereign debt of developing countries in Asia, Latin America, the Middle East, Africa and Europe. ECDF may make use of a wide variety of exchange-traded and over-the-counter derivative instruments to implement its strategies (including options, futures and swap contracts), and may seek to provide some protection against defaults through the use of credit default swaps. ECDF may also use credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer's default.

Risks: The most significant risks of an investment in the Fund are the risks the Fund is exposed to through ECDF, which include Stock Market Risk, Derivatives Risk, Foreign Investment Risk, Leveraging Risk and Credit Risk, as described under "Overview of Fund Risks" in the Allocation Fund's prospectus. In addition, the Fund is subject to Currency Risk. The Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of the Fund's shares will be affected by changes in exchange rates. To manage this risk, the Fund may enter into currency futures contracts and forward currency exchange contracts. Although, the Fund uses these contracts to hedge the U.S. dollar value of a security they already own, the Fund could lose money if they fail to predict accurately the future exchange rates. The Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if the Fund is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

Alpha LIBOR Fund

Investment Objective: The Alpha LIBOR Fund's investment objective is high total return comparable with the 3-month London Inter Bank Offer Rate ("LIBOR").

Principal Investments: The Fund seeks to achieve its objective by investing primarily in relatively high quality, low volatility fixed income instruments. The Alpha LIBOR Fund's benchmark is the J.P. Morgan U.S. 3-month Cash Index. The Alpha LIBOR Fund is a non-diversified investment company.

The Alpha LIBOR Fund may invest in a wide range of government securities (including securities issued by federal, state, local and foreign governments), corporate debt securities, mortgage-related and asset-backed securities, money market instruments, reverse repurchase agreements, and repurchase agreements. The Alpha LIBOR Fund's fixed income investments may have all types of interest rate, payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent deferred, payment-in-kind, and auction rate features. The Alpha LIBOR Fund will generally have a dollar-weighted portfolio duration of zero to two years (excluding short-term investments). The Alpha LIBOR Fund may invest up to 5% of its total assets in lower rated securities (also called "junk bonds"). The Alpha LIBOR Fund may also use derivative instruments, including options, futures, options on futures and swap contracts.

Risks: The Funds' investments in the Alpha LIBOR Fund will be subject to the risks associated with an investment in fixed income securities and related derivative instruments. The principal risks of an investment in the Alpha LIBOR Fund include Stock Market Risk, Derivatives Risk, Leveraging Risk and Credit Risk, as described in the Allocation Fund's prospectus . As a result, shareholders of each Fund investing in the Alpha LIBOR Fund will be indirectly exposed to these risks, in addition to all risks associated with an investment in the relevant underlying fund. In addition, the Fund is subject to Non-Diversification Risk. An investment in a Fund that is non-diversified entails greater risk than an investment in a diversified fund. When a Fund is non-diversified, it may invest up to 25% of its assets in a single issuer and up to 50% of its assets may consists of securities of only two issuers. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio.

Emerging Country Debt Fund

Investment Objective: The Emerging Country Debt Fund's objective is high total return.

Investment Universe: The Fund seeks to achieve its objective by investing primarily in sovereign debt of developing countries in Asia, Latin America, the Middle East, Africa and Europe ("Emerging Countries"). The Fund's current benchmark is the J.P. Morgan Emerging Markets Bond Index Global.

Principal Investments: The Fund will generally have at least 75% of its assets denominated in, or hedged into, U.S. dollars. The Fund may make use of a wide variety of exchange-traded and over-the-counter derivative instruments to implement its strategy (including options, futures and swap contracts), and may seek to provide some protection against defaults through the use of credit default swaps. Credit default swaps involve payment by one party of a specified rate in exchange for a specified payment upon a default of the underlying security during the swap period. The Fund may also use credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer's default.

Methodology/Portfolio Construction: The Manager employs a bottom-up approach to examining Emerging Country debt issues, and uses quantitative applications to take advantage of valuation inefficiencies in Emerging Country debt markets. In addition to considerations relating to investment restrictions and tax barriers, allocation of the Fund's investments among selected Emerging Countries will be based on certain other relevant factors including specific security valuations, as well as the outlook for economic growth, currency exchange rates, interest rates and political factors.

Risks. A Fund's investment in the Emerging Country Debt Fund will be subject to the risks associated with an investment with fixed income securities and related derivative instruments. The principal risks of an investment in the Emerging Country Debt Fund are Stock Market Risk, Derivatives Risk, Foreign Investment Risk, Leveraging Risk and Credit Risk as described under "Overview of Fund Risks" in the Allocation Fund's prospectus. In addition, the Fund is subject to Currency Risk. The Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of the Fund's shares will be affected by changes in exchange rates. To manage this risk, the Fund may enter into currency futures contracts and forward currency exchange contracts. Although, the Fund uses these contracts to hedge the U.S. dollar value of a security they already own, the Fund could lose money if they fail to predict accurately the future exchange rates. The Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if the Fund is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established. Shareholders of a Fund investing in the Emerging Country Debt Fund will be indirectly exposed to these risks, in addition to all risks associated with an investment in the relevant underlying fund.

Foreign Small Companies Fund

Investment Objective: The Foreign Small Companies Fund seeks high total return. Its current benchmark is the Salomon Smith Barney EMI World ex-U.S. Index.

Investment Universe: The Foreign Small Companies Fund invests primarily in the equity securities of smaller companies located or doing business outside of the U.S. including but not limited to companies in the SSB EMI World ex-U.S. universe. Companies in the Foreign Small Companies Fund's portfolio may have market capitalizations that are larger or smaller than companies in this universe. For a given country, the Manager generally defines "smaller companies" to include the bottom 30% of the companies in that country as measured by total market capitalization. Foreign Small Companies Fund may also use derivatives.

Principal Investment: The Foreign Small Companies Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. It may use exchange-traded and over- the-counter derivative instruments to: (i) adjust its equity or foreign currency exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

Risks. The most significant risks of a Fund's investment in the Foreign Small Companies Fund are Stock Market Risk, Small Company Risk, Foreign Investment Risk, Emerging Markets Risk and Derivatives Risk, as described under "Overview of Fund Risks" in the prospectus of Allocation Fund. In addition, the Fund is subject to Currency Risk. The Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of the Fund's shares will be affected by changes in exchange rates. To manage this risk, the Fund may enter into currency futures contracts and forward currency exchange contracts. Although, the Fund uses these contracts to hedge the U.S. dollar value of a security they already own, the Fund could lose money if they fail to predict accurately the future exchange rates. The Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if the Fund is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

International Small Companies Fund

Investment Objective: The International Small Companies Fund seeks high total return. The current benchmark of International Small Companies Fund is the Salomon Smith Barney EMI World ex-U.S. Index.

Principal Investment: It invests primarily in equity securities of non-U.S. issuers chosen from among the companies in developed markets that are listed in the MSCI Perspective publication, which generally includes approximately 2,500 issuers in the MSCI EAFE universe and Canadian companies, and that are among the smallest 70% in terms of market capitalization for each country. International Small Companies Fund may also use derivatives.

Investment Universe: The International Small Companies Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. It will generally not invest in securities of emerging markets issuers. It may use exchange-traded and over-the-counter derivatives to (i) hedge equity exposure; (ii) replace direct investing; (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. International Small Companies Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, nor to hold net aggregate foreign currency exposure in excess of its net assets. However, its foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

Risks: The most significant risks of a Fund's investment in the International Small Companies Fund are Stock Market Risk, Small Company Risk, Derivatives Risk, Foreign Investment Risk, Leveraging Risk and Credit Risk, as described under "Overview of Fund Risks" in the Allocation Fund's prospectus. In addition, the Fund is subject to Currency Risk. The Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of the Fund's shares will be affected by changes in exchange rates. To manage this risk, the Fund may enter into currency futures contracts and forward currency exchange contracts. Although, the Fund uses these contracts to hedge the U.S. dollar value of a security they already own, the Fund could lose money if they fail to predict accurately the future exchange rates. The Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if the Fund is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

Emerging Markets Fund

Investment Objective: The Emerging Markets Fund seeks high total return. Its current benchmark is the IFC Investable Index. The Emerging Markets Fund invests in equity securities traded in the securities markets of developing countries in Asia, Latin America, the Middle East, Africa and Europe ("Emerging Markets").

Principal Investment: It invests primarily in the equity securities of companies that make up the IFC and MSCI emerging markets databases, and that are deemed to be emerging or frontier markets by the World Bank. It may also use derivatives.

Investment Universe: The Emerging Markets Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. It may use exchange-traded and over-the-counter derivatives and related instruments where available to (i) hedge equity exposure; (ii) replace direct investing; (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. It will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, nor to hold net aggregate foreign currency exposure in excess of its net assets. However, the Emerging Markets Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

Risks: The most significant risks of a Fund's investment in the Emerging Markets Fund are Stock Market Risk, Derivatives Risk, Foreign Investment Risk, Leveraging Risk and Credit Risk, as described under "Overview of Fund Risks" in the Allocation Fund's prospectus. In addition, the Fund is subject to Currency Risk. The Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of the Fund's shares will be affected by changes in exchange rates. To manage this risk, the Fund may enter into currency futures contracts and forward currency exchange contracts. Although, the Fund uses these contracts to hedge the U.S. dollar value of a security they already own, the Fund could lose money if they fail to predict accurately the future exchange rates. The Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if the Fund is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

Evolving Countries Fund

Investment Objective: The Evolving Countries Fund seeks high total return. The current benchmark of Evolving Countries Fund is the IFC Investable Index.

Principal Investment: The Evolving Countries Fund invests in equity securities traded in the securities markets of developing countries in Asia, Latin America, the Middle East, Africa and Europe ("Emerging Markets"). It invests primarily in the equity securities of companies that make up the IFC and MSCI emerging markets databases, and that are deemed to be emerging or frontier markets by the World Bank. It may also use derivatives.

Investment Universe: The Evolving Countries Fund attempts to achieve its objective by focusing its investments in evolving country securities that are more liquid than emerging market securities generally. Evolving Countries Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. It may use exchange-traded and over-the-counter derivatives and related instruments where available to (i) hedge equity exposure; (ii) replace direct investing; (iii) manage risk by implementing shifts in investment exposure; and
(iv) adjust its foreign currency exposure. It will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, nor to hold net aggregate foreign currency exposure in excess of its net assets. However, Evolving Countries Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

Risks: The most significant risks of a Fund's investment in the Evolving Countries Fund are Stock Market Risk, Derivatives Risk, Foreign Investment RiskLeveraging Risk and Credit Risk, as described under "Overview of Fund Risks" in the Allocation Fund's prospectus. In addition, the Fund is subject to Currency Risk. The Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of the Fund's shares will be affected by changes in exchange rates. To manage this risk, the Fund may enter into currency futures contracts and forward currency exchange contracts. Although, the Fund uses these contracts to hedge the U.S. dollar value of a security they already own, the Fund could lose money if they fail to predict accurately the future exchange rates. The Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if the Fund is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

Asia Fund

Investment Objective: The Asia Fund seeks high total return. Its current benchmark is the Asia 7 Index. The Asia 7 Index is composed of the IFC Investable Country Indexes, equally weighted, for seven Asian countries (China, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand).

Principal Investment: The Asia Fund invests primarily in equity securities of companies traded in Asian countries other than Japan. It may also use derivatives.

Investment Universe: The Asia Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. It may use exchange-traded and over-the-counter derivative instruments and related investment techniques to (i) hedge equity exposure; (ii) replace direct investing; (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. It will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, nor to hold net aggregate foreign currency exposure in excess of its net assets. However, the Asia Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

Risks: The most significant risks of a Fund's investment in the Asia Fund are Stock Market Risk, Derivatives Risk, Foreign Investment Risk, Leveraging Risk and Credit Risk, as described under "Overview of Fund Risks" in the Allocation Fund's prospectus. In addition, the Fund is subject to Currency Risk. The Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of the Fund's shares will be affected by changes in exchange rates. To manage this risk, the Fund may enter into currency futures contracts and forward currency exchange contracts. Although, the Fund uses these contracts to hedge the U.S. dollar value of a security they already own, the Fund could lose money if they fail to predict accurately the future exchange rates. The Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if the Fund is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established. The Fund is also subject to Concentration Risk. An investment in a Fund that concentrates its investments in a single sector or industry entails greater risk than an investment in a Fund that invests its assets in numerous sectors or industries. The Fund may be vulnerable to any development in its concentration sector or industry that may weaken the sector or industry. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in a number of different sectors or industries.

BENCHMARKS AND INDEXES

The Manager measures each underlying fund's performance against a specific benchmark or index (each, a "GMO Benchmark"), although none of the underlying funds is managed as an "index fund" or "index-plus fund," and the actual composition of an underlying fund's portfolio may differ substantially from that of its benchmark. Each underlying fund's GMO Benchmark is listed in the summaries above. General information about each benchmark and index is provided in the table below. In some cases, a underlying fund's GMO Benchmark differs from the broad-based index that the SEC requires a fund to use in the average annual return table. In addition, the Manager may change each underlying fund's index or benchmark from time to time.

------------------------------------------------------- -----------------------------------------------------
Index                                                   Description
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Global Balanced Index                                   A composite benchmark computed by GMO and comprised
                                                        48.75% by S&P 500,16.25% by MSCI
                                                        AC World ex-U.S. and 35% by Lehman Brothers
                                                        Aggregate Bond Index.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Global Equity Index                                     A composite benchmark computed by GMO and comprised
                                                        75% by S&P 500 and 25% by MSCI AC World ex-U.S.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
J.P. Morgan Emerging Markets Bond Index                 Independently maintained and published index
                                                        composed of debt securities of 8 countries, which
                                                        includes Brady bonds, sovereign debt, local debt
                                                        and Eurodollar debt, all of which are dollar
                                                        denominated.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
J.P. Morgan Emerging Market Bond Index Plus             Independently maintained and published index
                                                        composed of debt securities of 16 countries, which
                                                        includes Brady bonds, sovereign debt, local debt and
                                                        Eurodollar debt, all of which are dollar denominated.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Global          Independently maintained and published index
                                                        compoased of debt securities of 27 countries, which
                                                        includes Brady bonds, sovereign debt, local debt and
                                                        Eurodollar debt, all of which are dollar denominated.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
J.P. Morgan Emerging Market Bond Index Global+          Represents the J.P. Morgan EMBI prior to 8/95, J.P.
                                                        Morgan EMBI+ through 12/31/99, and the J.P. Morgan
                                                        EMBI Global thereafter.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
J.P. Morgan Global Government Bond Index                Independently maintained and published index
                                                        composed of government bonds of 14 developed countries,
                                                        including the U.S. with maturities of one year or more.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
J.P. Morgan Non-U.S. Government Bond Index              Independently maintained and published index
                                                        composed of non-U.S. government bonds with
                                                        maturities of one year or more.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
J.P. Morgan Non-U.S. Government Bond Index (Hedged)     Independently maintained and published index
                                                        composed of non-U.S. government bonds with maturities
                                                        of one year or more that are currency-hedged into U.S.
                                                        dollars.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Lehman Brothers Aggregate Bond Index                    Well-known, independently maintained and published
                                                        index comprised of U.S. fixed rate debt issues, having
                                                        a maturity of at least one year, rated investment grade
                                                        or higher by Moody's Investors Service, Standard & Poor's, or Fitch IBCA, Inc.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Lehman Brothers Government Bond Index                   Well-known, independently maintained and published
                                                        U.S. government bond index, regularly used as a comparative fixed income benchmark.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Lehman Brothers Treasury Inflation Notes Index          Independently maintained and published index of
                                                        inflation-indexed linked U.S. Treasury securities.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
MSCI All Country World Index                            An independently maintained and published global
                                                        (including U.S. and emerging) equity index.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
MSCI All Country World Ex. U.S.A. Index                 An independently maintained and published
                                                        international (excluding U.S. and including emerging)
                                                        equity index.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Morgan Stanley Capital International Europe,            Well-known, independently maintained and published
Australasia and Far East Index                          large capitalization international stock index that
                                                        is currency-hedged into U.S. dollars.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Morgan Stanley Capital International Europe,            Well-known, independently maintained and published
Australasia and Far East Index (Hedged)                 large capitalization international stock index that
                                                        is currency-hedged into U.S. dollars.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Morgan Stanley REIT Index                               Well-known, independently maintained and published
                                                        equity real estate index.
------------------------------------------------------- -----------------------------------------------------

------------------------------------------------------- -----------------------------------------------------
Russell 1000 Growth Index                               Independently maintained and published index
                                                        composed of those companies in the Russell 1000
                                                        Index (an independently maintained and published
                                                        index composed of the 1,000 largest U.S. companies
                                                        based on total market capitalization) with higher
                                                        price-to-book ratios and higher forecasted growth
                                                        rates.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Russell 1000 Value Index                                Independently maintained and published index
                                                        composed of those companies in the Russell 1000
                                                        Index (an independently maintained and published
                                                        index composed of the 1,000 largest U.S. companies
                                                        based on total market capitalization) with lower
                                                        price-to-book ratios and lower forecasted growth
                                                        rates.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Standard & Poor's 500 Stock Index                       Well-known, independently maintained and published
                                                        U.S. large capitalization stock index.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Salomon Smith Barney 3 Month Treasury-Bill Index        Independently maintained and published short-term
                                                        bill index.
----------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Salomon Smith Barney Extended Market Index World        The SSB EMI World ex-U.S. is the small
ex-U.S. Index                                           capitalization stock component of the SSB Broad U.S.
                                                        Market Index (BMI). The BMI is a float-weighted index
                                                        that spans 22 countries and includes the listed shares
                                                        of all companies with an available market capitalization
                                                        (float) of at least $100 million at the end of May each
                                                        year.  Companies are deleted if their float falls below
                                                        $75 million.  Changes are effective before the open of
                                                        the first business day of July.  The SSB EMI World ex-U.S.
                                                        is defined as those stocks falling in the bottom 20% of the cumulative available capital in each country.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Salomon Smith Barney Primary Market Index Growth EPAC   The SSB PMI Growth Index consists of stocks in the
                                                        Euro Pacific region of the Primary Market Index that
                                                        have a growth style.  The Primary Market Index are
                                                        stocks that fall in the top 80% of each country's
                                                        cumulative available capital.  The style is determined
                                                        by the equal weighted relative magnitude of three growth
                                                        and four value variables: 5-year historical EPS growth
                                                        rate, 5-year historical sales per share growht, 5-year
                                                        average annual internal growth rate, book value per share
                                                        price to sales, price to cash flow, and dividend yield.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Salomon Smith Barney Primary Market Index Value EPAC    The SSB PMI Value EPAC Index consists of stocks in
                                                        the Euro Pacific region of the Primary Market Index
                                                        that have a value style. The Primary Market Index
                                                        are stocks that fall in the top 80% of each
                                                        country's cumulative available capital. The style
                                                        is determined by the equal weighted relative
                                                        magnitude of three growth and four value variables:
                                                        5-year historical EPS growth rate, 5-year
                                                        historical sales per share growth, 5-year average
                                                        annual internal growth rate, book value per share,
                                                        price to sales, price to cash flow, and dividend
                                                        yield.

------------------------------------------------------- -----------------------------------------------------

 EVERGREEN FUNDS

                    Statement of Additional Information (SAI)

                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES

                            AND INVESTMENT PRACTICES

         The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund or the Class in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

         The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

         Some  government  agencies  and   instrumentalities   may  not  receive
financial support from the U.S. Government. Examples of such agencies are:

          (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

          (ii) Farmers Home Administration;

          (iii)Federal Home Loan Banks;

          (iv) Federal Home Loan Mortgage Corporation;

          (v) Federal National Mortgage Association; and Student Loan Marketing Association.

         Securities  Issued  by the  Government  National  Mortgage  Association
(GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

         Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

2-1

         The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

         The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's

2-2
portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

         As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Leverage

         The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen's Leverage Policy. Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Examples of transactions which create leverage include mortgage dollar rolls (see descriptions herein).

Dollar Roll Transactions

         The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

         Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities. Investing in dollar rolls creates leverage (unless they are "covered dollar rolls," see description below) and are included in the calculation of the Fund's total leverage-creating transaction. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

         The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund's right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of

2-3
the Fund's borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund's total leverage-creating transaction.

Securities Lending

         The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

         The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

         The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

         The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.Warrants

         The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no

2-4
rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

         The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody's) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

         The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

2-5

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

         The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return.

         The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities. The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund's investment objective. Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

         The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all time while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S.
government securities with a value equal to or greater than the Fund's obligation under the option. The Fund may also write combinations of covered puts and covered calls on the same underlying security.

         The Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the

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underlying  security  above the exercise  price of the option.  By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

         The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

         The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the

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option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations. The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain "bona fide hedging" criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

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
Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on the Fund's ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so. Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission
(SEC) considers over-the-counter options to be illiquid. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of the Fund's investment advisor to forecast correctly interest rate movements and general stock market price movements. The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

         The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

         The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations

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
may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

         The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

         The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Foreign Currency Transactions

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency

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
exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Premium Securities

         The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

         The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody's, commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

         (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

         (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

         (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely effect (a) the bond's market price, (b) the Fund's ability to sell the bond, and
(c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Illiquid and Restricted Securities

         The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

         The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the

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Fund's  compliance  with the limit on illiquid  securities  indicated  above. In determining the liquidity of Rule 144A  securities,  the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

         Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of other money market funds advised by the Fund's investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund's total assets.

Short Sales

         A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

         The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal  Securities

         The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also may be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

2-12

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

         The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

U.S. Virgin Islands, Guam and Puerto Rico

         The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or
(b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

         A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid

2-13
as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

         The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Payment-in-kind Securities

         The Fund may invest in payment-in-kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated,

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
issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

         The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

2-15

         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Variable or Floating Rate Instruments

         The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

         The Fund may invest in investments related to real estate including real estate investment trusts (REITs). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

2-16

Limited Partnerships

The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

         When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

                        PURCHASE AND REDEMPTION OF SHARES

         You may buy  shares of the Fund  through  Evergreen  Distributor,  Inc.
(EDI), broker-dealers that have entered into special agreements with EDI or certain other financial institutions. With certain exceptions, the Fund may offer up to seven different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all. Each Fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

         With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 5.75%. The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases. If you purchase Class A shares in the amount of $1 million or more, without an front-end sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase or the 12-month period following the month of your purchase (see "Contingent Deferred Sales Charge" below).

         No front-end  sales charges are imposed on Class A shares  purchased by
(a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place

2-17
trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; and (f) current and retired employees of First Union National Bank (FUNB) and its affiliates, EDI and any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees; and (g) upon the initial purchase of an Evergreen Fund by investors reinvesting the proceeds from a redemption within the preceding 30 days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value (NAV) to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EDI. In addition, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

Class B Shares

                  The Fund offers Class B shares at NAV without an front-end sales charge. With certain exceptions, however, the Fund will charge a CDSC on shares you redeem within 72 months after the month of your purchase, in accordance with the following schedule:

REDEMPTION TIME                                                 CDSC RATE

Month of purchase and the first 12-month
period following the month of purchase........................  5.00%
Second 12-month period following the month of purchase........  4.00%
Third 12-month period following the month of purchase.........  3.00%
Fourth 12-month period following the month of purchase........  3.00%
Fifth 12-month period following the month of purchase.........  2.00%
Sixth 12-month period following the month of purchase.........  1.00%
Thereafter....................................................  0.00%

         Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

Class C Shares

         Class C shares are available only through broker-dealers who have entered into special distribution agreements with EDI. The Fund offers Class C shares at NAV without an front-end sales charge. With certain exceptions, however, the Fund will charge a CDSC on shares you redeem within 24 months after the month of your purchase, in accordance with the following schedule:

REDEMPTION TIME                                                   CDSC RATE

Month of purchase and the first 12-month
period following the month of purchase                            2.00%
Second 12-month period following the month of purchase            1.00%
Thereafter                                                        0.00%

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
See "Contingent Deferred Sales Charge" below.

         Class C shares purchased through an omnibus account with Merrill Lynch Investment Manager, L.P. will be charged a 1.00% CDSC if redeemed within 12 months after the month of purchase. Redemptions made thereafter will not be charged a CDSC.

Class I Shares (formerly Class Y Shares)

         No CDSC is imposed on the redemption of Class I shares. Class I shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned Class I shares of an Evergreen Fund,(2) certain institutional investors and (3) investment advisory clients of an investment advisor of an Evergreen Fund or the advisor's affiliates. Class I shares are offered at NAV without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Class S and Class S1 Shares

         Class S and Class S1 shares of the Evergreen money market funds are offered at NAV without an front-end or deferred sales charge through certain broker-dealers and financial institutions who have entered into selling agreements with EDI. Investors should refer to their broker-dealer or financial institution as appropriate for instructions and further information.

Administrative Shares, Institutional Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares, Resource Shares

         Each institutional class of shares is sold without a front-end sales charge or deferred sales charge. Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares each pay Rule 12b-1 distribution expenses. Institutional shares do not pay Rule 12b-1 distribution expenses. The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances. There is no minimum amount required for subsequent purchases.

Contingent Deferred Sales Charge

         The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1," below). Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC. If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the NASD Regulation, Inc., paid to EDI or its predecessor.

Redemption-in-kind

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

2-19

                       SALES CHARGE WAIVERS AND REDUCTIONS

         The following information is not applicable to Class S, Class S1, Class I, Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares.

         If you are making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen Funds and take advantage of lower sales charges. These are described below.

Combined Purchases

         You may reduce your front-end sales charge if you purchase Class A shares in multiple Evergreen Funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the front-end sales charge applied to all your current purchases. For example, if you invested $75,000 in each of two different Evergreen Funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75% for Funds with a 4.75% front-end sales charge). See prospectus for the specific sales charge applicable to the Fund.

Rights of Accumulation

         You may add the value of all of your existing Evergreen Fund investments in all share classes, excluding Evergreen money market funds, to determine the front-end sales charge to be applied to your current Class A purchase.

         Your account, and therefore your rights of accumulation, can be linked to immediate family members which includes father and mother, brothers and sisters, and sons and daughters. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent

         You may reduce the sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen Fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Waiver of Front-end Sales Charges

         The Fund may sell its shares at net asset value without an front-end sales charge to:

1.       purchasers of shares in the amount of $1 million or more;

2.       a  corporate  or  certain  other   qualified   retirement   plan  or  a
         non-qualified deferred compensation plan or a Title 1 (ERISA) tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

3. institutional investors, which may include bank trust departments and registered investment advisors;

4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

2-20

5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

7. employees of FUNB, its affiliates, EDI, any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

8. certain Directors, Trustees, officers and employees of the Evergreen Funds, EDI or their affiliates and to the immediate families of such persons; or

9. a bank or trust company acting as trustee for a single account in the name of such bank or trust company if the initial investment in any of the Evergreen Funds made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Fund will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCs

         The Fund does not impose a CDSC when the shares you are redeeming represent:

1.       an increase in the share value above the net cost of such shares;

2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

3. shares that are in the accounts of a shareholder who has died or become disabled;

4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 (ERISA);

5. a systematic withdrawal from the ERISA plan of a shareholder who is at least 59 years old;

6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

7. an automatic withdrawal under a Systematic Withdrawal Plan of up to 1.00% per month of your initial account balance;

8.       a  withdrawal   consisting  of  loan  proceeds  to  a  retirement  plan
         participant;

9.       a financial hardship withdrawal made by a retirement plan participant;

10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

2-21

Exchanges

         Investors may exchange shares of the Fund for shares of the same class of any other Evergreen Fund which offers the same class of shares. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen Fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

Automatic Reinvestment

         As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.

                                PRICING OF SHARES

Calculation of Net Asset Value

         The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

(1) Securities that are traded on an established securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

(2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

(3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

(4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

2-22

(5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

(6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

         Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.

                            PERFORMANCE CALCULATIONS

Average Annual Total Return

         Described below are the total return calculations the Fund may use from time to time in advertisements.

Return Before Taxes

         Total return quotations for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return:

         [OBJECT OMITTED]

         P =  initial payment of $1,000.
         T =  average annual total return.
         n =  number of years.
         ERV = ending redeemable value of the initial $1,000.

Return After Taxes on Distributions

         Total return quotations, less the taxes due on distributions, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less the taxes due on such distributions, and all recurring fees charged to all shareholder accounts are deducted. To calculate the taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions:

         [OBJECT OMITTED]D

2-23

Where:
        P = initial payment of $1,000.
        T = average annual total return (after taxes on distributions). n = number of years.
        ATVD = ending redeemable value of
               the initial $1,000, after taxes on
               fund distributions but not after
               taxes on redemption.

Return After Taxes on Distributions and Redemption

         Total  return   quotations,   less  taxes  due  on  distributions   and
redemption, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less taxes due on such distributions and redemption, and all recurring fees charged to all shareholder accounts are deducted. To calculate taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. To calculate taxes due on redemptions, returns are adjusted to reflect the effect of capital gains taxes resulting from the redemption offset by the tax benefit from capital losses resulting from the redemption. Capital gains taxes, or the benefit resulting from tax losses, are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions and redemption:

         [OBJECT OMITTED]DR

Where:
       P = initial payment of $1,000.
       T =  average annual total return
            (after taxes on distributions and redemptions).
       n =  number of years.
       ATVDR = ending redeemable value of
               the initial $1,000, after taxes on
               fund distributions and redemption.

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

         [OBJECT OMITTED] [OBJECT OMITTED]

2-24

         Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

         The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

         [OBJECT OMITTED]

Tax Equivalent Yield

         If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                                                           [OBJECT OMITTED]

         The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.

                              PRINCIPAL UNDERWRITER

         EDI is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EDI with respect to each class of the Fund. EDI is a subsidiary of The BISYS Group, Inc.

         EDI, as agent, has agreed to use its best efforts to find purchasers for the shares. EDI may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EDI will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by EDI are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in

2-25
its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         EDI has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EDI has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EDI or any other person for whose acts EDI is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in EDI's judgment, it could benefit the sales of shares, EDI may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.

                     DISTRIBUTION EXPENSES UNDER RULE 12b-1

         The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares ("Share Classes"), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus. The
12b-1 fees are composed of distribution fees and service fees which are described further below.

         Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its Share Classes, other than Class I and Institutional, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EDI pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Share Classes, as applicable.

            Class             Current Maximum 12b-1 Fees Allowed Under the Plans
            A                        0.75%(a)
            B                        1.00%
            C                        1.00%
            S                        0.75%(b)
            S1                       0.75%(b)
            Administrative           0.75%(c)
            Institutional Service    0.75%(c)
            Investor                 0.75%(c)
            Participant              0.75%(c)
            Reserve                  0.75%(c)
            Resource                 1.00%(d)

2-26

(a) Currently limited to 0.30% or less on Evergreen money market funds and 0.25% or less for all other Evergreen Funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(b) Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(c) Currently limited to 0.65% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(d) Currently limited to 0.80% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

         Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under "Current Maximum 12b-1 Fees Allowed Under the Plans." The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

         The Agreements provide that EDI will use the distribution fees received from the Fund for the following purposes:

         (1) to compensate broker-dealers or other persons for distributing Fund shares;

         (2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

         (3)   to otherwise promote the sale of Fund shares.

         The Agreements also provide that EDI may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EDI may assign its rights to receive compensation under the Plans to secure such financings. FUNB or its affiliates may finance payments made by EDI to compensate broker-dealers or other persons for distributing shares of the Fund.

         In the event the Fund acquires the assets of another mutual fund, compensation paid to EDI under the Agreements may be paid by EDI to the acquired fund's distributor or its predecessor.

         Since EDI's compensation under the Agreements is not directly tied to the expenses incurred by EDI, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EDI. Distribution expenses incurred by EDI in one fiscal year that exceed the compensation paid to EDI for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

         Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while

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
at the same time permitting EDI to compensate broker-dealers in connection with the sale of such shares.

         Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares and are charged as class expenses, as accrued.

         Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EDI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares.

         In the event that the Plan or Distribution Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EDI with respect to that class or classes, and (ii) the Fund would not be obligated to pay EDI for any amounts expended under the Distribution Agreement not previously recovered by EDI from distribution services fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Distribution Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EDI. To

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
terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EDI. Any Distribution Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

Service Fees

         EDI will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource and Institutional Service shares of the Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares").

         The rate of such service fees of the Fund for Class A, B and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Short-Duration Income Fund, Evergreen Equity Index Fund and Evergreen Adjustable Rate Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         The rate of service fees of the Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

         The rate of service fees of the Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

         The rate of service fees of the Fund with Participant Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

         The rate of service fees of the Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

         The rate of service fees of the Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

         The rate of service fees of the Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

         For Evergreen money market funds, the quarterly rate paid to investment firms for sales of Eligible Shares of Class A will be 0.075% or approximately 0.30% annually.

         For Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Short-Duration Income Fund and Evergreen Adjustable Rate Fund, the quarterly rate paid to investment firms for sales of Eligible Shares of Class A will be 0.025% or approximately 0.10% annually. For Evergreen Adjustable Rate Fund, this rate applies to sales made after January 1, 1997.

         EDI will pay the investment firm a full year's service fee in advance of the dealer's sales of Class C shares of such Fund at the rate of 0.25% of the aggregate net asset value of such shares. EDI will pay service fees to the investment firms based on the average daily net asset value of Class C shares of

2-29
the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 14 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Class C Eligible Shares"). Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

         In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter. Service fees will be paid within five business days after the end of the service commission period in the respective quarter. EDI will pay service fees only to the extent that such amounts have been paid to EDI by the Fund.

         No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

         EDI will also pay commissions to the investment firms based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 14 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares"). Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter. Such commissions will be paid by the twentieth day of the month before the end of the respective quarter. Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

         No commissions are paid on sales of any Class I or Institutional shares of the Fund.

                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

         The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies (RIC) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year,
(a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

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
Taxes on Distributions

         Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a municipal bond, municipal money market fund or U.S. Treasury or U.S. Government money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a municipal bond, municipal money market fund, corporate bond fund or U.S. Treasury or U.S. Government money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

         The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the

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
total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

         Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended.) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

         Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on The Sale or Exchange of Fund Shares

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 20% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 30% in 2002 and slightly lesser in subsequent years on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

         The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her

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
tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

                                    BROKERAGE

Brokerage Commissions

         If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

         Masters Fund may incur higher brokerage costs than would be the case if a single investment advisor or sub-advisor were managing the entire portfolio.

Selection of Brokers

         When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

1.       ability to provide the best net financial result to the Fund;
2.       efficiency in handling trades;
3.       ability to trade large blocks of securities;
4.       readiness to handle difficult trades;
5.       financial strength and stability; and
6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

         The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including First Union Securities, Inc., an affiliate of the Fund's investment advisor. Pursuant to
Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

         First Union Securities, Inc., an affiliate of the Fund's investment advisor and a member of the New York and American Stock Exchanges, may, effect portfolio transactions on those exchanges for the Fund. Wachovia Securities,

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
Inc., is a wholly owned subsidiary of Wachovia Corporation, the Fund's investment advisor's parent.

Simultaneous Transactions

         The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

                                  ORGANIZATION

         The following is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV" applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

         The Trust and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act ("Code of Ethics"). Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and is on file with, and available from, the SEC.

2-34

                          INVESTMENT ADVISORY AGREEMENT

         On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

         If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

          The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         In approving the renewal of the existing investment advisory agreement of each Fund, the Board of Trustees reviewed, on a Fund by Fund basis, the management fees and other expenses and compared the data to that of Funds of comparable size and investment objectives in the Lipper peer group. In addition, the Board of Trustees considered its discussions with management on the personnel and resources committed to management of the Fund and the nature and quality of the service provided to the Fund. In reviewing the overall profitability of the management fee to the Fund's investment advisor, the Board of Trustees also considered the fact that affiliates provide transfer agency and administrative services to the Fund for which they receive compensation.

Managers (Evergreen Masters Fund only)

         Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets on an equal basis among a number of investment management organizations - currently four in number - each of which employs a different investment style, and periodically rebalances the Fund's portfolio among itself and the Managers so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has

2-35
discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. EIMC is the Fund's investment advisor and manages a portion of the Fund's portfolio. Along with EIMC, the Fund's current Managers, MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Putnam Investment Management, LLC also manage portions of the Fund's portfolio.

         The Trust and EIMC have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation (formerly First Union Corporation) is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Expenses-Trustee Compensation" in Part 1 of this SAI.

         The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, K. Dun Gifford and Russell A. Salton, III, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings. For the fiscal year ended January 31, 2002, the Executive Committee held eleven committee meetings. The Executive Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as they deem appropriate, including EIMC. Nominations by shareholders will not be considered.The Trustees will consider such nominations at the next regularly scheduled Board meeting.

         The Trust has an Audit Committee which consists of the Chairman of the Committee, K. Dun Gifford, Charles A. Austin, III, Gerald M. McDonnell, David M. Richardson and Richard Shima. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that they deem appropriate. For the fiscal year ended January 31, 2002, the Audit Committee held four committee meetings.

         The Trust has a Performance Committee which consists of the Chairman of the Committee, Russell A. Salton, III, Thomas L. McVerry, Dr. Leroy Keith, William W. Pettit and Richard Wagoner. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen Funds, reviews the performance of the other

2-36
service providers to the Evergreen Funds, and assesses the performance of the Evergreen Funds. For the fiscal year ended January 31, 2002, the Performance Committee held four committee meetings.

         Set forth below are the Trustees of each of the nine Evergreen Trusts. Unless otherwise indicated, the address for each Trustee is 200 Berkeley Street, Boston, Massachusetts 02116.

Independent Trustees:

Name and Date of Birth/Position with Trust/Beginning Year of Term of Office*/ Principal Occupations for Last Five Years/Number of Portfolios Overseen in Evergreen Funds complex/Other Directorships held outside of Evergreen Funds complex

Charles A. Austin III DOB: 10/23/34/Trustee/1991/
Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./98/None

K. Dun Gifford DOB: 10/23/38/Trustee/1974/
Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./98/None

Leroy Keith, Jr. DOB: 2/14/39/Trustee/1983/
Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products
Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund/98/Trustee

2-37

Gerald M. McDonnell DOB: 7/14/39/Trustee/1988/
Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./98/None

Thomas L. McVerry DOB: 8/2/38/Trustee/1993/
Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./98/None

William Walt Pettit DOB: 8/26/55/Trustee/1984/
Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./98/None

David M. Richardson DOB: 9/19/41/Trustee/1982/
President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP
(communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./98/None

Russell A. Salton, III MD DOB: 6/2/47/Trustee/1984/
Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./98/None

Michael S. Scofield DOB: 2/20/43/Trustee/1984/
Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./98/None

Richard J. Shima DOB: 8/11/39/Trustee/1993/
Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./98/None

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
Interested Trustee:

Richard K. Wagoner, CFA** DOB: 12/12/37/Trustee/1999/
Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust./98/None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an "interested person" of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds' investment advisor.

Trustee Ownership of Evergreen Funds shares

        Set forth below are the names of the Evergreen Funds in which the Trustees are invested, including the dollar range of their investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2001.

---------------------------- ---------------------------------------------- --------------------- --------------------
                                                                                                   Aggregate Dollar
Trustee                                          Fund                         Dollar Range of          Range of
                                                                             Investment in Fund   Investment in Fund
                                                                                                        Complex
---------------------------- ---------------------------------------------- --------------------- --------------------
Austin, Charles A., III*     Evergreen Health Care Fund                     $1-$10,000            $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Technology Fund                      $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $10,001-$50,000
============================ ============================================== ===================== ====================
Gifford, K. Dun              None
============================ ============================================== ===================== ====================
Keith, Dr. Leroy, Jr.        Evergreen Omega Fund                           $10,001-$50,000       $10,001-$50,000
============================ ============================================== ===================== ====================
McDonnell, Gerald M.*        Evergreen Capital Growth Fund                  $10,001-$50,000       $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Emerging Markets Growth Fund         $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Health Care Fund                     $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Short Duration Income Fund           $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Technology Fund                      $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Value Fund                           $10,001-$50,000
============================ ============================================== ===================== ====================
McVerry, Thomas L.*          Evergreen Aggressive Growth Fund               $10,001-$50,000       $50,001-$100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Global Leaders Fund                  $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Growth and Income Fund               $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $1-$10,000
============================ ============================================== ===================== ====================
Pettit, William W.*          Evergreen Emerging Markets Growth Fund         $1-$10,000            $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Global Leaders Fund                  $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Growth and Income Fund               $10,001-$50,000
============================ ============================================== ===================== ====================

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
Richardson, David M.         Evergreen Equity Index Fund                    $10,001-$50,000       $50,001-$100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $10,001-$50,000
============================ ============================================== ===================== ====================
Salton, Dr. Russell A., III* None
============================ ============================================== ===================== ====================
Scofield, Michael S.*        Evergreen Aggressive Growth Fund               $10,001-$50,000       Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Balanced Fund                        $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Equity Index Fund                    $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Intermediate Term Bond Fund          $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $10,001-$50,000
============================ ============================================== ===================== ====================
Shima, Richard               Evergreen Omega Fund                           $50,001-$100,000      Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Connecticut Municipal Bond Fund      $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Tax Strategic Foundation Fund        $50,001-$100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen International Growth Fund            $10,001-$50,000
============================ ============================================== ===================== ====================
Wagoner, Richard             Evergreen Omega Fund                           $50,001-$100,000      Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Small Cap Value Fund                 Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Small Company Growth Fund            $50,001-$100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Value Fund                           Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Money Market Fund                    Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------

* In addition to the above  investment  amounts,  the Trustee has over  $100,000 indirectly invested in certain of the Evergreen Funds through Deferred Compensation plans.

        Set forth below are the officers of each of the nine Evergreen Trusts.

Name, Address and Date of Birth/Position with Trust/Principal Occupation for Last Five Years

William M. Ennis/301 S. Tryon, 12th Floor Charlotte, NC 28288/DOB: 6/26/60/ President/ President and Chief Executive Officer, Evergreen Investment Company and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A..

Carol Kosel/200 Berkeley Street Boston, MA 02116/DOB: 12/25/63/Treasurer/ Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce/200 Berkeley Street Boston, MA 02116/DOB: 4/20/60/Secretary/ Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt/BISYS 3435 Stelzer Road Columbus, OH 43219-8001/DOB: 6/6/63/Vice President and Assistant Treasurer/ Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

2-40

Bryan Haft/BISYS 3435 Stelzer Road Columbus, OH 43219-8001/DOB: 1/23/65/Vice President/ Team Leader, Fund Administration, BISYS Fund Services.

                     CORPORATE AND MUNICIPAL BOND RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

                      COMPARISON OF LONG-TERM BOND RATINGS

MOODY'S  S&P      FITCH    Credit Quality

Aaa      AAA      AAA      Excellent Quality (lowest risk)

Aa       AA       AA       Almost Excellent Quality (very low risk)

A        A        A        Good Quality (low risk)

Baa      BBB      BBB      Satisfactory Quality (some risk)

Ba       BB       BB       Questionable Quality (definite risk)

B        B        B        Low Quality (high risk)

Caa/Ca/C CCC/CC/C CCC/CC/C In or Near Default

         D        DDD/DD/D In Default

                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

2-41

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

2-42

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

2-43

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection

2-44
measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

2-45

D  Default. Denotes actual or imminent payment default.


                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

2-46

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely

2-47
payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. DD designates lower recovery potential and D the lowest.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be

2-48
evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2   Satisfactory   capacity  to  pay  principal   and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

2-49

SP-3 Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EDI, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

2-50

                             ANNUAL REPORT OF GMO FUND

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
ANNUAL REPORT
FEBRUARY 28, 2002

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

MANAGEMENT DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

The Class III shares of the Global Balanced Allocation Fund returned +4.4% for the fiscal year ended February 28, 2002. During the period, the Fund's benchmark, the GMO Global Balanced Index (48.75% S&P 500/16.25% MSCI AC World Free ex US/35% Lehman Aggregate), returned -4.8%.

Our fundamental view that the developed U.S. and international large cap equity markets were substantially overvalued continued to bear fruit during the fiscal year, as asset classes behaved more rationally and cheaper asset classes outperformed the more expensive ones. Our research indicated that better long-term returns could be achieved from investments in asset classes other than large cap developed equities. These included REITs and small cap value in the U.S. and emerging market equities, small cap international equities and fixed income. By diversifying out of large cap developed equities and into other asset classes with good return potential, we aimed at constructing and managing a portfolio with better return potential and a reasonable level of risk.

During the fiscal year, both asset allocation and portfolio implementation added to performance. Relative to the benchmark, the Fund was underweight in U.S. stocks by 18% and developed international stocks by 3%. The corresponding overweight was split almost equally between fixed income funds and emerging market equities. Within the asset classes comprising the Fund's benchmark, fixed income outperformed by 12.5%, and also bested the S&P 500 by 17.2%. Emerging market equities outperformed the Fund's benchmark by 8.0%, and the S&P 500 by 12.7%. Within U.S. stocks, we tilted the portfolio towards the most attractively valued sectors including small cap value stocks and REITs, where we were overweight 8% and 9%, respectively. Both allocations added to performance, as small cap value and REITs outperformed the S&P 500 by 21.0% and 25.8%, respectively. All major asset allocation bets added to performance.

The value bias of the U.S. Core and International Intrinsic Value Funds ensured another year of strong performance in a bearish market. U.S. Core outperformed its S&P 500 benchmark by 3.4%, while International Intrinsic Value outperformed its MSCI EAFE benchmark by 8.4%. Implementation was particularly strong within emerging market equities, as the Emerging Markets Fund added 8.0% to its IFC Composite benchmark. The sole underperforming fund was the REIT Fund, which rose 13.7% against its MSCI REIT benchmark return of +16.3%.

Relative to the benchmark, the Fund's 10% overweight to fixed income was allocated to U.S. and international fixed income, and to emerging bonds. All but one of the fixed income funds performed strongly and added value relative to their benchmarks. The Inflation Indexed Bond Fund rose only 5.7% compared to its benchmark's return of +6.1%. Implementation was particularly strong within the Emerging Country Debt Fund, which outperformed its J.P. Morgan EMBI Global benchmark by 15.0%.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
--------------------------------------------------------------------------------

OUTLOOK

As was the case last year, the following fiscal year is unlikely to be as strong a value year, although we expect it to be positive. With the ongoing return to intrinsic value, opportunities for value-added should be positive. We will hold our major positions, which remain cheap on a relative basis.

THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC MANAGEMENT. THEY ARE NOT MEANT AS INVESTMENT ADVICE.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GLOBAL BALANCED ALLOCATION FUND-III (BLENDED)
As Of: 2/28/2002
Date                                                                          S&P 500 Index (50%) /
                                                             GMO Global             Lehman Brothers        GMO Global
                                               Balanced Allocation Fund  Aggregate Bond Index (50%)  Balanced Index**
2/28/1996
7/29/1996                                                     10,000.00                   10,000.00         10,000.00
9/30/1996                                                     10,620.00                   10,574.53         10,594.35
12/31/1996                                                    11,243.00                   11,174.91         11,164.60
3/31/1997                                                     11,346.53                   11,298.29         11,290.87
6/30/1997                                                     12,319.68                   12,476.28         12,623.85
9/30/1997                                                     13,182.47                   13,158.81         13,218.67
12/31/1997                                                    13,047.50                   13,548.23         13,354.49
3/31/1998                                                     13,983.54                   14,587.15         14,621.65
6/30/1998                                                     13,709.58                   15,001.59         14,943.05
9/30/1998                                                     12,628.14                   14,590.84         14,082.20
12/31/1998                                                    13,618.92                   16,121.94         15,989.23
3/31/1999                                                     13,555.87                   16,482.84         16,412.19
6/30/1999                                                     14,602.51                   16,988.76         17,050.03
9/30/1999                                                     14,157.07                   16,510.32         16,658.21
12/31/1999                                                    15,112.46                   17,701.85         18,325.17
3/31/2000                                                     15,542.66                   18,122.24         18,715.97
6/30/2000                                                     15,501.03                   18,037.53         18,463.35
9/30/2000                                                     15,862.12                   18,233.01         18,328.53
12/31/2000                                                    16,229.36                   17,891.69         17,761.60
3/31/2001                                                     16,092.08                   17,085.23         16,524.51
6/30/2001                                                     16,732.71                   17,643.05         17,029.26
9/30/2001                                                     16,031.06                   16,702.01         15,631.40
12/31/2001                                                    16,835.62                   17,592.74         16,669.11
2/28/2002                                                     17,203.00                   17,451.54         16,401.59
Average Annual Returns (%)
Inception                                                     7/29/1996
1yr                                                                 5yr      10 Year/Inception Date
4.43                                                               8.23                       10.19
Performance  shown  is net of all fees  after  reimbursement  from the  manager.
Returns  and net asset  values of fund  investments  will  fluctuate  so that an investor's shares, when redeemed,  may be worth more or less than their original cost.  The total  returns  would have been lower had certain  expenses  not been reimbursed  during the  periods  shown and do not include the effect of taxes on distributions  and  redemptions.  Past  performance  is not indicative of future performance. Information is unaudited.

* Performance is linked to Class I shares (originating share class) and is converted to Class III shares on June 2, 1997 (commencement date of Class III shares).

** The GMO Global Balanced Index is a composite benchmark computed by GMO and comprised 48.75% by S&P 500, 16.25% by MSCI AC World Free ex-U.S. and 35% by
Lehman Brothers Aggregate Bond Index.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
SCHEDULE OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL NET ASSETS)
FEBRUARY 28, 2002

    SHARES/
 PAR VALUE ($)    DESCRIPTION                                                VALUE ($)
-----------------------------------------------------------------------------------------
                  MUTUAL FUNDS -- 100.0%
       1,459,646  GMO Core Plus Bond Fund, Class III                           15,165,721
         479,335  GMO Currency Hedged International Bond Fund, Class III        4,333,188
         539,162  GMO Currency Hedged International Equity Fund, Class
                    III                                                         3,849,616
       2,384,720  GMO Domestic Bond Fund, Class III                            23,084,087
         425,952  GMO Emerging Country Debt Fund, Class III                     3,961,353
         838,735  GMO Emerging Markets Fund, Class III                          8,253,148
         554,753  GMO Evolving Countries Fund, Class III                        5,353,370
         733,164  GMO Inflation Indexed Bond Fund, Class III                    7,925,504
         498,262  GMO International Bond Fund, Class III                        4,509,269
         183,788  GMO Value Fund, Class III                                     1,621,014
         544,419  GMO International Intrinsic Value Fund, Class III             9,527,334
         390,356  GMO International Small Companies Fund, Class III             4,075,321
       1,026,768  GMO REIT Fund, Class III                                     11,469,002
         758,004  GMO Small Cap Value Fund, Class III                          11,301,840
       1,278,315  GMO U.S. Core Fund, Class III                                16,490,264
                                                                           --------------
                  TOTAL MUTUAL FUNDS (COST $133,395,164)                      130,920,031
                                                                           --------------
                  SHORT-TERM INVESTMENTS -- 0.0%
                  REPURCHASE AGREEMENTS -- 0.0%
$          8,915  Salomon Smith Barney Inc. Repurchase Agreement, dated
                  2/28/02, due 3/01/02, with a maturity value of $8,915,
                  and an effective yield of 1.02%, collateralized by a
                  U.S. Treasury Bond with a rate of 11.25%, maturity date
                  of 2/15/15 and market value, including accrued interest
                  of $15,553.                                                       8,915
                                                                           --------------

                  TOTAL SHORT-TERM INVESTMENTS (COST $8,915)                        8,915
                                                                           --------------
                  TOTAL INVESTMENTS -- 100.0%
                  (Cost $133,404,079)                                         130,928,946

                  Other Assets and Liabilities (net) -- (0.0%)                     (2,879)
                                                                           --------------
                  TOTAL NET ASSETS -- 100.0%                               $  130,926,067
                                                                           ==============

              See accompanying notes to the financial statements.              1

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF ASSETS AND LIABILITIES -- FEBRUARY 28, 2002
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $133,404,079) (Note 1)         $130,928,946
   Receivable for Fund shares sold                                   7,186
   Receivable for expenses reimbursed by Manager (Note 2)            3,640
                                                              ------------
      Total assets                                             130,939,772
                                                              ------------

LIABILITIES:
   Accrued expenses                                                 13,705
                                                              ------------
      Total liabilities                                             13,705
                                                              ------------
NET ASSETS                                                    $130,926,067
                                                              ============

NET ASSETS CONSIST OF:
   Paid-in capital                                            $138,252,066
   Undistributed net investment income                              12,274
   Accumulated net realized loss                                (4,863,140)
   Net unrealized depreciation                                  (2,475,133)
                                                              ------------
                                                              $130,926,067
                                                              ============

NET ASSETS ATTRIBUTABLE TO:
   Class III shares                                           $130,926,067
                                                              ============

SHARES OUTSTANDING:
   Class III                                                    12,154,363
                                                              ============

NET ASSET VALUE PER SHARE:
   Class III                                                  $      10.77
                                                              ============

2             See accompanying notes to the financial statements.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF OPERATIONS -- YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends from investment company shares                   $4,661,730
   Interest                                                        1,590
                                                              ----------
      Total income                                             4,663,320
                                                              ----------
EXPENSES:
   Audit fees                                                     16,656
   Custodian and transfer agent fees                              16,387
   Legal fees                                                      5,282
   Trustees fees (Note 2)                                          1,550
   Registration fees                                               1,095
   Miscellaneous                                                   3,991
   Fees reimbursed by Manager (Note 2)                           (43,449)
                                                              ----------
                                                                   1,512
      Net expenses                                                 1,512
                                                              ----------
                                                              ----------
            Net investment income                              4,661,808
                                                              ----------

REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments                                             (1,992,943)
      Realized gain distributions from investment company
      shares                                                   1,438,071
                                                              ----------

         Net realized loss                                      (554,872)
                                                              ----------

   Change in net unrealized appreciation (depreciation) on
    investments                                                1,302,323
                                                              ----------

      Net realized and unrealized gain                           747,451
                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $5,409,259
                                                              ==========

              See accompanying notes to the financial statements.              3

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         FEBRUARY 28, 2002  FEBRUARY 28, 2001
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                   $  4,661,808       $  5,031,758
   Net realized gain (loss)                                    (554,872)         2,887,189
   Change in net unrealized appreciation (depreciation)       1,302,323          4,019,066
                                                           ------------       ------------
   Net increase in net assets from operations                 5,409,259         11,938,013
                                                           ------------       ------------
Distributions to shareholders from:
   Net investment income
      Class III                                              (5,364,302)        (8,823,176)
                                                           ------------       ------------
      Total distributions from net investment income         (5,364,302)        (8,823,176)
                                                           ------------       ------------
   Net realized gains
      Class III                                                      --         (2,452,875)
                                                           ------------       ------------
      Total distributions from net realized gains                    --         (2,452,875)
                                                           ------------       ------------
                                                             (5,364,302)       (11,276,051)
                                                           ------------       ------------
   Net share transactions: (Note 5)
      Class III                                              18,176,615         (7,032,056)
                                                           ------------       ------------
   Increase (decrease) in net assets resulting from net
    share transactions                                       18,176,615         (7,032,056)
                                                           ------------       ------------
      Total increase (decrease) in net assets                18,221,572         (6,370,094)
NET ASSETS:
   Beginning of period                                      112,704,495        119,074,589
                                                           ------------       ------------
   End of period (including undistributed net
    investment income of $12,274 and $0, respectively)     $130,926,067       $112,704,495
                                                           ============       ============

4             See accompanying notes to the financial statements.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
FINANCIAL HIGHLIGHTS
(FOR A CLASS III SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                YEAR ENDED FEBRUARY 28/29,
                                            ------------------------------------------------------------------
                                               2002          2001          2000          1999         1998*
                                            ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD         $  10.80      $  10.78      $  10.51      $  11.87      $  11.56
                                             --------      --------      --------      --------      --------

Income from investment operations:
   Net investment income(b)                      0.43+         0.47          0.44          0.31          0.17+
   Net realized and unrealized gain
     (loss)                                      0.04          0.60          0.91         (0.54)         1.30
                                             --------      --------      --------      --------      --------

      Total from investment operations           0.47          1.07          1.35         (0.23)         1.47
                                             --------      --------      --------      --------      --------

Less distributions to shareholders:
   From net investment income                   (0.50)        (0.82)        (0.43)        (0.57)        (0.33)
   From net realized gains                         --         (0.23)        (0.65)        (0.56)        (0.83)
                                             --------      --------      --------      --------      --------

      Total distributions                       (0.50)        (1.05)        (1.08)        (1.13)        (1.16)
                                             --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD               $  10.77      $  10.80      $  10.78      $  10.51      $  11.87
                                             ========      ========      ========      ========      ========
TOTAL RETURN(a)                                  4.43%        10.12%        12.77%        (2.27)%       13.31%++

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $130,926      $112,704      $119,075      $127,600      $115,280
   Net expenses to average daily net
     assets(c)                                   0.00%(d)      0.00%         0.00%         0.00%         0.00%**
   Net investment income to average
     daily net assets(b)                         4.00%         4.13%         4.18%         2.50%         1.91%**
   Portfolio turnover rate                         16%           26%           26%           10%           18%
   Fees and expenses reimbursed by the
     Manager to average daily net
     assets:                                     0.04%         0.04%         0.04%         0.05%         0.11%

(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
(c) Net expenses excludes expenses incurred indirectly through investment in underlying funds. See Note 1.
(d)  Net expenses to average daily net assets were less than 0.01%.
+    Computed using averge shares outstanding throughout the period.
++   Not annualized.
*    Period from June 2, 1997 (commencement of operations) to February 28, 1998.
**   Annualized.

              See accompanying notes to the financial statements.              5

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

1.    SIGNIFICANT ACCOUNTING POLICIES

      GMO Global Balanced Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van
      Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

      The Fund operates as a "fund-of-funds"in that, pursuant to management provided by the Manager, it makes investments in other funds of the Trust ("underlying funds"). The Fund seeks total return greater than the return of the GMO Global Balanced Index, a benchmark of the Fund's manager, through investment to varying extents in other funds of the Trust. The Fund will pursue its objective by investing in Class III shares of domestic equity, international equity, and fixed income funds of the Trust. The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      PORTFOLIO VALUATION
      Shares of underlying funds are valued at their net asset value as reported on each business day. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

      REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, recovery of cash by the Fund may be delayed or limited.

      TAXES AND DISTRIBUTIONS
      The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign dividend income are withheld in accordance with the applicable country tax treaty with the United States.

      The Fund's policy is to declare and pay distributions from net investment income quarterly, and from net realized short-term and long-term capital gains at least annually. All distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. During the year ended February 28, 2002, the tax basis of distributions paid was as follows: ordinary income -- $5,364,302.

      As of February 28, 2002, the components of distributable earnings on a tax basis consisted of $12,274 of undistributed ordinary income.

      At February 28, 2002, the Fund had a capital loss carryforward available to offset future capital gains, if any, to the extent permitted by the Code, of $340,106 expiring in 2010.

      The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2002. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus accounting principles generally accepted in the United States of America. The financial highlights exclude these adjustments.

         Accumulated Undistributed  Accumulated Undistributed      Paid In
           Net Investment Income          Realized Gain            Capital
         -------------------------  -------------------------  ---------------
                 $714,768                   $(714,768)            $     --

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

      SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
      Security transactions are accounted for on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

      EXPENSES
      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary.

      PURCHASES AND REDEMPTIONS OF FUND SHARES
      Effective October 13, 2000, the Fund ceased charging a premium on cash purchases of Fund shares, and will no longer charge a redemption fee in connection with a sale of Fund shares. Prior to October 13, 2000, the premium on cash purchases of Fund shares was .35% of the amount invested. In the case of cash redemptions, the fee was .11% of the amount redeemed. All purchase premiums and redemption fees were paid to and recorded by the Fund as paid-in capital. For the period from March 1, 2000 through October 13, 2000, the Fund received $5,502 in purchase premiums and $12,474 in redemption fees. There was no premium for reinvested distributions or in-kind transactions.

      INVESTMENT RISK
      The Fund is subject to the investment risk associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------
      greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      RECLASSIFICATIONS
      Certain reclassifications were made to the prior periods' Statement of Changes in Net Assets and Financial Highlights relating to distributions for presentation purposes only. These reclassifications had no effect on the net assets or net asset value per share.

2.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not charge an advisory fee for asset allocation advice provided to the Fund, but receives advisory and shareholder service fees from the underlying funds in which the Fund invests. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. No shareholder service fee is charged for Class III shares.

      GMO has entered into a binding agreement effective until June 30, 2002 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, and the following expenses: fees and expenses of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes ("fund expenses")) plus the amount of fees and expenses, excluding shareholder service fees, and fund expenses (as defined above) incurred indirectly by the Fund through investment in underlying Funds exceed the management fee. For the year ended February 28, 2002, operating expenses (excluding shareholder service fees and fund expenses) incurred indirectly by the Fund were .52% of the Fund's average daily net assets.

      The Fund's portion of the fee paid by the Trust to the unaffiliated Trustees during the year ended February 28, 2002 was $1,550. No remuneration is paid to any Trustee or officer who is affiliated with the Manager.

3.    PURCHASES AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2002 aggregated $37,906,801 and $18,982,000, respectively.

GMO GLOBAL BALANCED ALLOCATION FUND
(A SERIES OF GMO TRUST)
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
FEBRUARY 28, 2002
--------------------------------------------------------------------------------

      At February 28, 2002, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

                         Gross Unrealized  Gross Unrealized  Net Unrealized
         Aggregate Cost    Appreciation      Depreciation     Depreciation
         --------------  ----------------  ----------------  --------------
          $137,927,115      $5,875,720       $(12,873,889)    $(6,998,169)

4.    PRINCIPAL SHAREHOLDERS

      At February 28, 2002, 22.7% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.

5.    SHARE TRANSACTIONS

      The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                              Year Ended               Year Ended
                                                          February 28, 2002        February 28, 2001
                                                        ----------------------  ------------------------
                                                         Shares      Amount       Shares       Amount
         Class III:                                     ---------  -----------  ----------  ------------
         Shares sold                                    1,956,453  $20,845,851     792,332  $  8,549,935
         Shares issued to shareholders
           in reinvestment of distributions               472,191    4,972,168     965,204    10,352,211
         Shares repurchased                              (713,698)  (7,641,404) (2,369,072)  (25,934,202)
                                                        ---------  -----------  ----------  ------------
         Net increase (decrease)                        1,714,946  $18,176,615    (611,536) $ (7,032,056)
                                                        =========  ===========  ==========  ============

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF GMO TRUST AND THE SHAREHOLDERS OF
GMO GLOBAL BALANCED ALLOCATION FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Balanced Allocation Fund (the "Fund") (a series of GMO Trust) at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 8, 2002

TRUSTEES AND OFFICERS (UNAUDITED)
The following tables list the Trust's trustees and officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

DISINTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                      During                     Overseen
                and Age                   Held with Fund   Time Served                Past Five Years                by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

Jay O. Light                              Trustee of the  Since May 1996  Professor of Business Administraion,           38
c/o GMO Trust                             Trust                           Harvard University; Senior Associate
40 Rowes Wharf                                                            Dean, Harvard University
Boston, MA 02110
Age: 60

Donald W. Glazer, Esq.                    Trustee of the  Since December  Advisory Counsel, Goodwin Procter LLP;         38
c/o GMO Trust                             Trust           2000            Secretary and Consultant, Provant, Inc.
40 Rowes Wharf                                                            (1998 - present); Consultant --
Boston, MA 02110                                                          Business and Law.
Age: 57


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
Jay O. Light                              Security
c/o GMO Trust                             Capital Group,
40 Rowes Wharf                            Inc
Boston, MA 02110
Age: 60

Donald W. Glazer, Esq.
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 57

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

INTERESTED TRUSTEES:

                                                                                                                      Number of
                                                                                                                    Portfolios in
                                                             Term of                     Principal                      Fund
                                                          Office(1) and                Occupation(s)                   Complex
             Name, Address,                Position(s)      Length of                      During                     Overseen
                and Age                   Held with Fund   Time Served                Past Five Years                by Trustee
----------------------------------------  --------------  --------------  ----------------------------------------  -------------

R. Jeremy Grantham(2)                     President-      Since           Member, Grantham, Mayo, Van Otterloo &         38
c/o GMO Trust                             Quantitative    September 1985  Co. LLC
40 Rowes Wharf                            and Chairman
Boston, MA 02110                          of the
Age: 63                                   Trustees of
                                          the Trust


                                               Other
             Name, Address,                Directorships
                and Age                   Held by Trustee
----------------------------------------  ---------------
R. Jeremy Grantham(2)
c/o GMO Trust
40 Rowes Wharf
Boston, MA 02110
Age: 63

1 Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.
2 Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

PRINCIPAL OFFICERS:

                                                                  Term of
                                                               Office(3) and
               Name, Address,                   Position(s)      Length of               Principal Occupation(s) During
                   and Age                     Held with Fund   Time Served                     Past Five Years
---------------------------------------------  --------------  --------------  --------------------------------------------------
Susan Randall Harbert                          Chief           Since May 1995  Member, Grantham, Mayo, Van Otterloo & Co. LLC.
c/o GMO Trust                                  Financial
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Treasurer of
Age: 44                                        the Trust
Brent Arvidson                                 Assistant       Since           Senior Fund Administrator -- Grantham, Mayo, Van
c/o GMO Trust                                  Treasurer of    September 1998  Otterloo & Co. LLC (September 1997 - present);
40 Rowes Wharf                                 the Trust                       Senior Financial Reporting Analyst, John Hancock
Boston, MA 02110                                                               Funds (1996 - 1997)
Age: 32
Scott Eston                                    Chief           Since           Member, Grantham, Mayo, Van Otterloo & Co. LLC:
c/o GMO Trust                                  Financial       September 1997  Senior Partner, Coopers & Lybrand (1987 - 1997).
40 Rowes Wharf                                 Officer and
Boston, MA 02110                               Vice President
Age: 46                                        of the Trust
William R. Royer, Esq.                         Vice President  Since May 1995  General Counsel and Member, Grantham, Mayo, Van
c/o GMO Trust                                  and Clerk of                    Otterloo & Co. LLC
40 Rowes Wharf                                 the Trust
Boston, MA 02110
Age: 36
Elaine M. Hartnett, Esq.                       Vice President  Since August    Associate General Counsel, Grantham, Mayo, Van
c/o GMO Trust                                  and Secretary   1999            Otterloo & Co. LLC (June 1999 - present);
40 Rowes Wharf                                 of the Trust                    Associate/Junior Partner, Hale and Dorr LLP
Boston, MA 02110                                                               (1991 - 1999).
Age: 57

3 Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

                                     PART C

                             EVERGREEN EQUITY TRUST

                                OTHER INFORMATION

Item 15. Indemnification.

         The response to this item is incorporated by reference to the sub-caption "Liability and Indemnification of Trustees" under the caption "Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16. Exhibits:

1. Declaration of Trust. Incorporated by reference to Evergreen Equity Trust's Registration Statement on Form N-1A filed on
         October 8, 1997, Registration No. 333-37453.

2. Bylaws. Incorporated by reference to Evergreen Equity Trust's Registration Statement Amendment No. 30 on Form N-1A filed on January 26, 2001, Registration No. 333-37453.

3.       Not applicable.

4. Form of Agreement and Plan of Reorganization. Exhibit A to Prospectus/Proxy Statement contained in Part A of this Registration Statement.

5. Declaration of Trust of Evergreen Equity Trust Articles II., III.6(c), IV.(3), IV.(8), V., VI., VII., and VIII and ByLaws
         Articles II., III., and VIII, included as part of Exhibits 1 and 2 of this Registration Statement.

6(a) Investment Advisory Agreement between Evergreen Investment Management Company, LLC and Evergreen Equity Trust. Incorporated by reference to Evergreen Equity Trust's Registration Statement Amendment No. 35 on N-1A filed on January 28, 2002.

6(b) Form of Sub-Advisory Agreement between Evergreen Investment Management Company, LLC and Tattersall Advisory Group, Inc.
         Incorporated by reference to Evergreen Equity Trust's Registration Statement Amendment No. 32 on Form N-1A filed on July 26,
         2001, Registration No. 333-37453.

7(a) Underwriting Agreements between Evergreen Distributor, Inc. and Evergreen Equity Trust for Classes A, B, C and I. Incorporated by reference to Evergreen Equity Trust's Registration Statement Amendment No. 38 on Form N-1A filed on June 13, 2002.

7(b) Specimen Copy of Dealer Agreement for Class A, Class B and Class C shares used by Evergreen Distributor, Inc. Incorporated by reference to the Registrant's Form N-1A Registration Statement Pre-Effective Amendment
         No. 1 filed on November 10, 1997.

8.       Deferred Compensation Plan. Incorporated by reference to
         Evergreen Equity Trust's Registration Statement Amendment
         No. 30 on Form N-1A filed on January 26, 2001, Registration No. 333-37453.

9. Agreement between State Street Bank and Trust Company and Evergreen Equity Trust. Incorporated by reference to Evergreen
         Equity Trust's Registration Statement Amendment No. 4 on Form N-1A filed on March 12, 1998, Registration No. 333-37453.

10(a) Rule 12b-1 Distribution Plans for Classes A, B and C. Incorporated by reference to Evergreen Equity Trust's Registration
         Statement Amendment No. 34 on Form N-1A filed on December 14, 2001, Registration No. 333-37453.

10(b) Multiple Class Plan. Incorporated by reference to Evergreen Equity Trust's Registration Statement Amendment No. 33 on Form
         N-1A filed on November 28, 2001, Registration No. 333-37453.

11.      Opinion and Consent of Sullivan & Worcester  LLP. Contained herein

12.      Not applicable.

13.      Not applicable.

14(a).   Consent of Independent Auditors.  To be filed by amendment.

15.      Not applicable.

16. Powers of Attorney. Incorporated by reference to Evergreen Equity Trust's Registration Statement Amendment No. 33 on Form
         N-1A filed on November 28, 2001, Registration No. 333-37453.

17.      Form of Proxy Card.  Contained herein.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by person who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act and the Investment Company Act the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 9th day of August 2002.

                                         EVERGREEN EQUITY TRUST

                                         By: /s/ Michael H. Koonce
                                             -----------------------------
                                             Name: Michael H. Koonce
                                             Title: Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 9th day of August, 2002.

/s/ William M. Ennis                     /s/ Michael H. Koonce             /s/ Carol A. Kosel
-------------------------               -----------------------------     --------------------------------
William M. Ennis*                       Michael H. Koonce*                 Carol A. Kosel
President                               Secretary                          Treasurer
 (Chief Operating Officer)                                                 (Principal Financial and
                                                                            Accounting Officer)

/s/ Charles A. Austin, III              /s/ Gerald M. McDonnell           /s/ Leroy Keith, Jr.
----------------------------            -----------------------------     -------------------------------
Charles A. Austin III*                  Gerald M. McDonnell*              Leroy Keith, Jr.*
Trustee                                 Trustee                           Trustee


/s/ K. Dun Gifford                      /s/ William Walt Pettit
-------------------------------         -----------------------------
K. Dun Gifford*                         William Walt Pettit*
Trustee                                 Trustee


/s/ Thomas L. McVerry                   /s/ Michael S. Scofield
------------------------------          --------------------------------
Thomas L. McVerry*                      Michael S. Scofield*
Trustee                                 Chairman of the Board
                                        and Trustee

/s/ David M. Richardson                 /s/ Russell A. Salton, III MD
------------------------------          --------------------------------
David M. Richardson*                    Russell A. Salton, III MD*
Trustee                                 Trustee

/s/ Richard J. Shima                    /s/ Richard K. Wagoner
------------------------------          --------------------------------
Richard J. Shima*                       Richard K. Wagoner*
Trustee                                 Trustee


*By: /s/ Maureen E. Towle
-------------------------------
Maureen E. Towle
Attorney-in-Fact

         *Maureen E. Towle, by signing her name hereto, does hereby sign this document on behalf of each of the applicable above-named individuals pursuant to powers of attorney duly executed by such persons.

                                INDEX TO EXHIBITS


EXHIBIT NO.             EXHIBIT

11       Opinion and Consent of Sullivan & Worcester, LLP
17       Form of Proxy Card

                                   EXHIBIT 11
                Opinion and Consent of Sullivan & Worcester, LLP

                                                              August 7, 2002



Evergreen Equity Trust
200 Berkeley Street
Boston, Massachusetts  02116-5034

Ladies and Gentlemen:

     We have been requested by Evergreen Equity Trust, a Delaware business trust with transferable shares (the "Trust") established under an Agreement and Declaration of Trust dated September 18, 1997, as amended (the "Declaration"), for our opinion with respect to certain matters relating to the Evergreen Asset Allocation Fund (the "Fund"), a series of the Trust. We understand that the Trust is about to file an amended Registration Statement on Form N-1A for the purpose of registering the aforementioned additional series of the Trust under the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended (the "1940 Act").

     We have, as counsel, participated in various business and other proceedings relating to the Trust. We have examined copies, either certified or otherwise proved to be genuine to our satisfaction, of the Trust's Declaration and By-Laws, and other documents relating to its organization, operation, and proposed operation, and we have made such other investigations as, in our judgment, are necessary or appropriate to enable us to render the opinion expressed below.

     We are admitted to the Bars of The Commonwealth of Massachusetts and the District of Columbia and generally do not purport to be familiar with the laws of the State of Delaware. To the extent that the conclusions based on the laws of the State of Delaware are involved in the opinion set forth herein below, we have relied, in rendering such opinions, upon our examination of Chapter 38 of Title 12 of the Delaware Code Annotated, as amended, entitled "Treatment of Delaware Business Trusts" and on our knowledge of interpretation of analogous common law of The Commonwealth of Massachusetts.

     Based upon the foregoing, it is our opinion that the shares of the Fund currently being registered, when issued in accordance with the Trust's Declaration and By-Laws, will be legally issued, fully paid and non-assessable by the Trust, subject to compliance with the 1933 Act, the 1940 Act, and applicable state laws regulating the offer and sale of securities.

Evergreen Equity Trust
August 7, 2002
Page 2


     We hereby consent to the filing of this opinion with and as a part of the amended Registration Statement on Form N-1A. In giving such consent, we do not hereby admit that we come within the category of persons whose consent is required under Section 7 of the 1933 Act or the rules and regulations promulgated thereunder.


                                                  Very truly yours,

                                                  Sullivan & Worcester LLP /s/
                                                  ------------------------------
                                                  SULLIVAN & WORCESTER LLP

                                   EXHIBIT 17
                               FORM OF PROXY CARD

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

            THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                  PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN

                   YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                Please   detach   at   perforation   before mailing
   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                      GMO GLOBAL BALANCED ALLOCATION FUND,
                              A series of GMO Trust

                      PROXY FOR THE MEETING OF SHAREHOLDERS

                             TO BE HELD ON OCTOBER 1, 2002


     The undersigned, revoking all Proxies heretofore given, hereby appoints Elaine M. Hartnett, Gregory Pottle or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of GMO Global Balanced Allocation Fund, a series of GMO Trust, ("GMO Fund") that the undersigned is entitled to vote at the special meeting of shareholders of GMO Fund to be held at [TIME] on October 1, 2002 at the offices of Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

         NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                                    Date                 , 2002

                                    ----------------------------------------

                                    ----------------------------------------
                                    Signature(s) and Title(s), if applicable

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - -- - -

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF GMO TRUST. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF GMO TRUST RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X

1. To approve an Agreement and Plan of Reorganization whereby Evergreen Asset Allocation Fund ("Evergreen Fund"), a series of Evergreen Equity Trust will
     (i) acquire all of the assets of GMO Global Balanced Allocation Fund ("GMO Fund") in exchange for shares of Evergreen Fund; and (ii) assume the identified liabilities of GMO Fund, as substantially described in the accompanying Prospectus/Proxy Statement.


                                ---- FOR        ---- AGAINST      ---- ABSTAIN


2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.


                                ---- FOR        ---- AGAINST      ---- ABSTAIN

                                               August 9, 2002



EDGAR Operations Branch
Division of Investment Management
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      Evergreen Equity Trust (the "Trust")
         Evergreen Asset Allocation Fund
         Registration Statement on Form N-14AE

Ladies and Gentlemen:

     Pursuant to the Securities Act of 1933, as amended and the General Rules and Regulations thereunder, enclosed for filing electronically is the Registration Statement on Form N-14AE of Evergreen Equity Trust (the "Trust"). This filing relates to the acquisition of the assets of GMO Global Balanced Allocation Fund, a series of GMO Trust, by and in exchange for shares of Evergreen Asset Allocation Fund, a series of the Trust.

     This filing is being made pursuant to Rule 488 under the 1933 Act, and it is intended that the Registration Statement shall become effective on September 9, 2002, the 30th day after filing.

         Any questions or comments with respect to this filing may be directed to the undersigned at (617) 210-3682.

                                         Very truly yours,

                                         /s/ Maureen E. Towle

                                         Maureen E. Towle

Enclosures

cc: Robert N. Hickey, Esq.